AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JANUARY 2, 2026

1933 Act Registration File No.: 333-264478
1940 Act File No.: 811-23793

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 505	☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 508	☑

TIDAL TRUST II
(Exact Name of Registrant as Specified in Charter)

234 West Florida Street, Suite 203
Milwaukee, Wisconsin 53204
(Address of Principal Executive Offices, Zip Code)

(Registrant’s Telephone Number, including Area Code) (855) 843-2534

The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
Wilmington, DE 19801
(Name and Address of Agent for Service)

Copies to:

Eric W. Falkeis Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, WI 53204	Rachael Schwartz Sullivan & Worcester LLP 1251 Avenue of the Americas New York, New York 10020

It is proposed that this filing will become effective (check appropriate box):

☑	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

Explanatory Note: This Post-Effective Amendment No. 505 to the Registration Statement of Tidal Trust II (the “Trust”) is being filed to respond to Staff comments with respect to the registration statement of Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF and Quantify 2X Daily AltAlt Season Crypto ETF as three new series of the Trust, and to make other permissible changes under Rule 485(b).

Quantify 2X Daily All Cap Crypto ETF (QXAC)

Quantify 2X Daily Alt Season Crypto ETF (QXAS)

Quantify 2X Daily AltAlt Season Crypto ETF (QXAA)

each listed on NYSE Arca, Inc.

PROSPECTUS

January 2, 2026

Neither the U.S. Securities and Exchange Commission (“SEC”) nor the Commodity Futures Trading Commission (“CFTC”) have approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Funds seek daily leveraged investment results and are intended to be used as short-term trading vehicles.

Each Fund attempts to provide daily investment results that correspond to two times (200%) the performance of an actively-managed group of investments providing exposure to the returns of a select group of crypto assets (the “Target Portfolio”).

The Funds are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios. The Funds are very different from most mutual funds and exchange-traded funds. Investors should note that:

(1) The Funds pursue a daily leveraged investment objective, which means that the Funds are riskier than alternatives that do not use leverage because the Funds magnify the performance of their Target Portfolio.

(2) Seeking to replicate the daily leveraged performances of the Target Portfolio’s market value means that the return of each Fund for a period longer than a full trading day will be the product of a series of daily returns for each trading day during such period held.

As a consequence, especially in periods of market volatility, the volatility of the market value of its Target Portfolio may affect a Fund’s return as much as, or more than, the Target Portfolio’s return. The performance of each Fund for periods longer or shorter than a single day will very likely differ in amount, and possibly even direction, from 200% of the daily return of its Target Portfolio’s market value for the same period, before accounting for fees and expenses. The Funds may not perform as expected.

The Funds are not suitable for all investors. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Investors in the Funds should:

(a) understand the risks associated with the use of leverage;

(b) understand the consequences of seeking daily leveraged investment results; and

(c) intend to actively monitor and manage their investments.

Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy shares of the Funds.

There is no assurance that the Funds will achieve their investment objective and an investor in the Funds could lose a substantial amount of money over a short period of time. The Funds are not complete investment programs.

The Funds’ investment adviser will not attempt to position the Funds’ derivatives portfolios to ensure that the Funds do not gain or lose more than a maximum percentage of their net asset value on a given trading day.

As a consequence, if the market value of a Fund’s Target Portfolio decreases by more than 50% on a given trading day, the Fund’s investors could lose all of their money.

SUMMARY INFORMATION

QUANTIFY 2X DAILY ALL CAP CRYPTO ETF – FUND SUMMARY

Important Information About the Fund

The Quantify 2X Daily All Cap Crypto ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2X) the performance of an actively-managed group of investments providing exposure to the returns of a select group of crypto assets (described below) for a single day (the group of investments providing exposure to the returns of the crypto assets is referred to as the “Target Portfolio”).

Because the Fund seeks daily leveraged investment results, it is very different from most other exchange-traded funds. It is also riskier than alternatives that do not use leverage.

The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 2X of the performance of the Target Portfolio for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return during such period held, which will very likely differ from 2X the return of the Target Portfolio for that period. Holding shares of the Fund for longer than a single day and higher volatility of the Target Portfolio increase the impact of compounding on an investor’s returns, which may have a negative or positive impact on an investor’s returns. During periods of higher Target Portfolio volatility, the volatility of the Target Portfolio may affect the Fund’s return as much as, or more than, the return of the Target Portfolio. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Target Portfolio during a shareholder’s holding period of an investment in the Fund. See “Principal Investment Risks – Compounding and Market Volatility Risk” below for an example of how volatility of the Target Portfolio may affect the Fund’s return as much as, or more than, the return of the Target Portfolio.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage, and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Target Portfolio’s performance is flat, and it is possible that the Fund will lose money even if the Target Portfolio’s market value increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.

The Fund expects to gain 2X exposure to its Target Portfolio by investing a portion of its assets in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). In order to qualify as a regulated investment company (“RIC”) for purposes of federal income tax treatment under the Internal Revenue Code of 1986 (the “Code”), the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective, and may return substantially less than two times (2X) the daily performance of its Target Portfolio.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2X) the performance of an actively-managed group of investments providing exposure to the returns of a select group of crypto assets (described below) for a single day (the group of investments providing exposure to the returns of the crypto assets is referred to as the “Target Portfolio”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.29%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	1.29%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), will pay, or require a sub-adviser to pay, all of the Fund’s expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$131	$409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund seeks daily leveraged investment results, before fees and expenses, that correspond to two times (2X) the performance of the Target Portfolio providing exposure initially to the returns of the following crypto assets: Bitcoin, ether, Solana and Ripple (each individually a “Crypto Asset” and collectively, the “Crypto Assets”). The investments employed by the Fund to achieve daily leveraged 2X exposure to the Target Portfolio will include a combination of the following:

(i)	swap agreements or option contracts on shares of one or more select U.S.-listed exchange traded products (“ETPs”) that either hold Crypto Assets directly (known as “spot” ETPs) or that seek exposure to Crypto Assets indirectly through investments in derivatives that reference the performance of Crypto Assets (collectively, “Crypto Asset ETPs”);
(ii)	swap agreements or option contracts on U.S. Dollar (“USD”) denominated indices or benchmarks that track the price of Crypto Assets;
(iii)	standardized, cash-settled Crypto Asset futures contracts traded on commodity exchanges registered with the U.S. Commodity Futures Trading Commission (“CFTC”) (“Crypto Asset Futures Contracts”); and
(iv)	direct investments in U.S.-listed Crypto Asset ETPs.

As of the date of this Prospectus, there are a limited number of Crypto Assets available which meet the Fund’s eligibility criteria and for which the Fund may seek to gain exposure through its Target Portfolio – namely Bitcoin, ether, Solana and Ripple. However, it is expected that in the near future, new Crypto Asset Futures Contracts will be approved for trading on CFTC-regulated commodity exchanges, and corresponding new Crypto Asset ETPs will commence trading on U.S. securities exchanges, thereby expanding the universe of Crypto Assets eligible for exposure within the Fund’s Target Portfolio. As additional Crypto Assets become available for which the Fund may seek to gain exposure in pursuit of its investment objective, this Prospectus will be supplemented to provide descriptions of such Crypto Assets and their associated principal investment risks.

The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day, generally 4:00 p.m. Eastern Time.

If the Fund encounters limitations in implementing its strategies, whether due to market conditions, derivative availability, counterparty issues, or other factors, the Fund may not achieve investment results, before fees and expenses, that correspond to two times (2X) the daily performance of the Target Portfolio, and may return substantially less during such periods. During such periods, the Fund’s actual leverage levels may differ substantially from its intended target, both intraday and at the close of trading, potentially resulting in significantly lower returns.

The Fund does not invest directly in any Crypto Asset, but instead seeks indirect exposure to the returns of Crypto Assets through investments in swaps, options, futures contracts, or in Crypto Asset ETPs as described above. Investors seeking direct exposure to the price of Crypto Assets should consider an investment other than the Fund.

Target Portfolio Selection

The Fund intends that the Target Portfolio gain exposure to up to 10 Crypto Assets, subject to availability, with exposure to each Crypto Asset in the Target Portfolio conditioned upon satisfaction of the following selection criteria:

(i)	the CFTC has approved the trading of Crypto Asset Futures Contracts for such Crypto Asset by one or more U.S. commodities exchanges, and active trading of such futures contracts has commenced;
(ii)	the U.S. Securities and Exchange Commission (“SEC”) has declared effective a registration statement for one or more Crypto Asset ETPs that either hold the Crypto Asset directly (spot ETPs) or that seek exposure indirectly to the Crypto Asset, and active trading of the shares of such Crypto Asset ETP(s) has commenced on a U.S. securities exchange; and
(iii)	the Crypto Asset is not a stablecoin (i.e., one designed to maintain a stable value relative to specific asset, such as the U.S. dollar) and is not a memecoin (i.e., one inspired by an internet meme, joke or pop culture phenomenon and which has not since evolved into one with genuine utility, real-world applications, and a sustainable ecosystem).

Among those eligible for exposure within the Fund’s Target Portfolio, the Fund will generally seek exposure to the largest Crypto Assets available (up to 10, subject to availability) ranked based on their market capitalization (or “market cap”), although no maximum or minimum market cap level is required. A Crypto Asset’s market cap is calculated by multiplying its current market price by the number of its tokens in circulation.

Exposure to each Crypto Asset within the Fund’s Target Portfolio is generally weighted relative to each Crypto Asset’s market cap, subject to a 50% limit. In applying the 50% market cap limit, the market cap of each Crypto Asset component of the portfolio is calculated, and summed to arrive at the total market cap value for all components. Each Crypto Asset’s percentage weight is determined by dividing its individual market cap by the total market cap value for all components. Exposure levels within the Target Portfolio are then allocated to each Crypto Asset based on its percentage weight. If a Crypto Asset’s market cap weight exceeds 50%, the excess is distributed proportionally to the other Crypto Asset portfolio components.

To maintain alignment with market price fluctuations and other market conditions impacting the value and exposure levels of Crypto Assets within the Target Portfolio, the Adviser will at least monthly rebalance the weightings assigned to Crypto Assets represented in the Target Portfolio. Each monthly rebalancing relates only to the composition and relative weightings among the Crypto Assets for which the Target Portfolio seeks exposure, but does not relate to how the Fund seeks daily leveraged investment results, before fees and expenses, that correspond to two times (2X) the performance of the Target Portfolio. More specifically, the Target Portfolio represents a reference point (or construct) defining the relative market-cap-based weights among the Crypto Assets exposures represented in the portfolio. These weightings are reviewed and reset at least monthly to reflect updated market caps and eligibility criteria. Separately and independently, as described below, the Fund rebalances its derivatives exposure daily to seek approximately 200% of the Target Portfolio’s daily performance. To summarize, each monthly rebalance sets what the Fund is seeking to reference (i.e., the composition of the Target Portfolio exposures), whereas each daily adjustment (i.e., rebalancing) of derivatives exposure governs how much continuous leveraged exposure the Fund maintains to the Target Portfolio.

The Adviser may, at its discretion, make adjustments to the Target Portfolio at any time. These adjustments may include adding or removing exposure to a Crypto Asset based on developments or events deemed material by the Adviser, including potential regulatory uncertainty, insufficient liquidity, or governance or security risks negatively impacting the Crypto Asset. Additionally, if regulatory constraints arise from the Target Portfolio’s composition that prevent the Fund’s derivatives and other investments from achieving daily 2X returns, the Adviser may adjust the Target Portfolio to enhance the Fund’s ability to achieve its investment objective.

Each trading day, the Fund’s current portfolio holdings will be published on the Fund’s website at www.quantifyfunds.com.

Investments Employed to Achieve Daily 2X Exposure to the Target Portfolio

Crypto Asset Swaps. The Fund will utilize swap agreements, which are bilateral contracts in which the Fund agrees to exchange cash flows or returns with a counterparty based on the price performance of one or more referenced underlying Crypto Asset ETPs, or benchmarks or indices, as applicable over a specified period. Swap agreements may be entered into with financial institutions for periods ranging from one day to over a year. These agreements involve exchanging the return (or rate-of-return differentials) on the performance of a reference asset (i.e., one or more Crypto Asset ETPs, benchmarks or indices). The return to be exchanged is calculated with respect to a notional amount (the face value of the instrument), such as the return on or change in value of a specific dollar amount representing the underlying reference asset(s). The swap agreements the Fund may utilize will typically reset on a monthly basis or upon the occurrence of mutually agreed-upon conditions, such as when receivable or payable amounts reach predetermined thresholds relative to the principal. These resets effectively lock in the accumulated performance of the swap agreement up to that point. The Fund expects to invest in swaps using any of the following specific types of Crypto Asset related investments as reference assets.

○	Swaps on U.S.-listed Crypto Asset ETPs. Crypto Asset ETPs are exchange-traded products that that either hold a Crypto Asset directly (known as “spot” ETPs) or that seek exposure to a Crypto Asset indirectly through investments in Crypto Asset Futures Contracts or other types of derivatives that reference the performance of a Crypto Asset. Depending on their structure and investment strategy, certain Crypto Asset ETPs will not be registered under the 1940 Act and therefore will not provide investors with investor protections of the 1940 Act, whereas others may be registered under the 1940 Act.

○	Swaps on USD Crypto Asset Indices or Benchmarks. USD denominated indices or benchmarks that track the price of a Crypto Asset are based on trading data aggregated across multiple markets operated by crypto asset and futures contract exchanges.

Crypto Asset Options. The Fund, to the extent available, will utilize U.S. exchange-listed options contracts that reference an underlying Crypto Asset to achieve leveraged exposure. Exchange-listed options are standardized financial derivatives that give the Fund the right, but not the obligation, to buy or sell the asset or instrument underlying the option at a predetermined price within a specified timeframe. Such options may be short-dated (a month or less) in-the-money call options (options with strike prices below the current market price of the underlying asset or instrument, offering immediate intrinsic value), to achieve or supplement its leveraged exposure. These options allow the Fund to dynamically adjust its leverage strategy based on market conditions, liquidity constraints, or pricing considerations for swaps. In situations where swap availability is constrained, the Fund may rely more heavily on options contracts. Additionally, the Fund may use options in response to changing market dynamics. However, the use of option contracts is typically less efficient than swaps and may increase the likelihood that the Fund is unable to achieve its daily 2X objective. To the extent available, the Fund will invest in options only on U.S. exchanges regulated by the CFTC.

Crypto Asset Futures Contracts. The Fund will buy standardized, cash-settled Crypto Asset futures contracts traded on commodity exchanges registered with the CFTC. The Fund may invest in Crypto Asset Futures Contracts of any expiration date traded on any CFTC-regulated commodity futures exchange, and will exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date (a process referred to as “rolling”). Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer- dated contract at a relatively higher price. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.

Direct Investments in Crypto Asset ETPs. The Fund may also invest directly in U.S.-listed Crypto Asset ETPs to achieve long exposure to Crypto Assets.

If the Fund is unable to obtain the necessary exposure through the above-described derivatives and other investments, or encounters other constraints (e.g., market or regulatory), the Fund may not always achieve investment results, before fees and expenses, that correspond to two times (2X) the daily performance of Fund’s Target Portfolio, and may return substantially less during such periods.

At the end of each day, the Fund’s derivatives and other investments are valued using market valuations and the Fund’s investment adviser rebalances the Fund’s holdings in an attempt to maintain leveraged exposure of approximately 200% to the aggregate performance of the Fund’s Target Portfolio.

For examples of a hypothetical investment in the Fund, see the prospectus section entitled “Additional Information About the Funds – Principal Investment Strategies.”

Fund performance for periods greater than one single day is primarily (but not solely) a function of the following factors: a) the volatility of the Target Portfolio; b) the performance of the Target Portfolio; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses.

Cayman Subsidiary

The Fund intends to gain 2X daily exposure to the performance of the Target Portfolio either through direct investments or indirectly by investing through a wholly-owned Cayman Islands subsidiary (the “Subsidiary”) that is advised by the Adviser and the Sub-Adviser (defined below). The Fund may invest up to 25% of its total assets in the Subsidiary, tested at the end of each fiscal quarter.

The Subsidiary will generally invest in the types of investments, such as Crypto Asset Futures, that do not generate “qualifying income” under the source of income test required to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Unlike the Fund, the Subsidiary may invest without limitation in such investments; however, the Subsidiary will comply with the same 1940 Act requirements that are applicable to the Fund’s transactions in derivatives. In addition, the Subsidiary will be subject to the same fundamental investment restrictions as the Fund and will comply with them on an aggregate basis with the Fund, and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a RIC under the Code. The Fund is the sole investor in the Subsidiary and does not expect the shares of the Subsidiary to be offered or sold to other investors. Because the value of the Subsidiary must not exceed 25% of the Fund’s value at the close of any quarter, the Subsidiary may need to sell assets as a quarter-end approaches and pay a dividend to the Fund. This dividend will constitute qualifying income for RIC purposes. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.

Collateral

The Fund will hold assets to serve as collateral for the Fund’s derivatives transactions. For those collateral holdings, the Fund may invest in (1) U.S. Government securities, such as short-term Treasury Bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements to help it meet its daily investment objective of seeking, before fees and expenses, twice (2x) the daily performance of the Target Portfolio. Entry into such agreements allows the Fund to maintain the desired level of leveraged exposure to the Target Portfolio and also maintain its tax status as a RIC on days in and around quarter-end. Reverse repurchase agreements are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

The Fund intends to qualify for treatment as a RIC under the Code. As a result, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it will use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test.

Fund Attributes

The Fund is classified as “non-diversified” under the 1940 Act.

The Fund has adopted a policy to have, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, invested in securities or financial instruments designed to provide 2X the daily performance of a Target Portfolio providing exposure to the returns of a select group of Crypto Assets.

Due to the Fund’s investment strategy, the Fund may have economic exposure that is concentrated (i.e., more than 25% of its total assets) in an industry or group of industries, if any, assigned to one or more of the Crypto Assets comprising the Target Portfolio.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Target Portfolio over the same period. The Fund will lose money if the Target Portfolio’s performance is flat over time, and because of daily rebalancing, the volatility of the Target Portfolio and the effects of compounding, the Fund may lose money over time while the Target Portfolio’s performance increases over a period longer than a single day. As a consequence, investors should not plan to hold shares of the Fund unmonitored for periods longer than a single trading day.

Information About Crypto Assets

As noted above, the Fund does not invest directly in any Crypto Asset. The Fund does not invest in or seek direct exposure to the current “spot” or cash price of any Crypto Asset. Investors seeking direct exposure to the price of a Crypto Asset should consider an investment other than the Fund. However, certain Crypto Asset ETPs may invest directly or indirectly (e.g., via derivatives) in Crypto Assets.

The following sections provide an overview of the Crypto Assets currently eligible for the Fund to seek exposure to via Target Portfolio investments in swaps, options, futures contracts or Crypto Asset ETPs as described above.

Bitcoin

Bitcoin, the first and most well-known digital asset, operates on a decentralized network using blockchain technology to facilitate secure and anonymous transactions. Bitcoin represents a digital asset that functions as a medium of exchange utilizing cryptographic protocols to secure transactional processes, control the creation of additional units, and verify the transfer of assets. Its operation on a decentralized blockchain network ensures both transparency and immutability of records, without the need for a central authority. This innovative technology underpinning Bitcoin allows for peer-to-peer transactions and provides a framework for digital scarcity, making Bitcoin a unique investment commodity within the digital currency landscape. Although Bitcoin is called a crypto currency or digital currency, it is not presently accepted widely as payment.

Bitcoin Blockchain Description

The Bitcoin blockchain constitutes a decentralized, digital ledger technology that chronologically and publicly records all Bitcoin transactions. This technology is characterized by its use of blocks, which are structurally linked in a chain through cryptographic hashes. Each block contains a list of transactions that, once verified and added to the blockchain through a consensus process known as proof of work, becomes irreversible and tamper-evident. The integrity, transparency, and security of the transactional data are maintained autonomously within the Bitcoin network, eliminating the necessity for central oversight and facilitating trust in a peer-to-peer system.

The Relationship between Bitcoin and Bitcoin Blockchain

Bitcoin is a digital asset that operates on the Bitcoin blockchain, a decentralized and cryptographic ledger system. The Bitcoin blockchain underpins the entire Bitcoin network, providing a secure and transparent mechanism for recording Bitcoin transactions. Each Bitcoin transaction is verified by network participants and permanently recorded on the Bitcoin blockchain, ensuring the integrity and traceability of the digital asset. Thus, while Bitcoin serves as a medium of exchange or store of value, the Bitcoin blockchain acts as the immutable record-keeping system that facilitates and authenticates the circulation and ownership of Bitcoin. This symbiotic relationship ensures that Bitcoin operates in a trustless and decentralized manner, with the Bitcoin blockchain maintaining the currency’s history and scarcity.

Bitcoin and Bitcoin Blockchain Use Cases

Bitcoin and the Bitcoin blockchain serve as innovative financial instruments within the digital economy, offering multiple use cases. However, their adoption has been limited. Key applications include:

1.	Decentralized Transactions: Bitcoin facilitates peer-to-peer financial transactions globally without the need for intermediaries, reducing transaction costs and times. This feature makes it an attractive option for cross-border transfers and remittances. Bitcoin and the Bitcoin Blockchain were designed to be used as an alternative general purpose payment system and while bitcoin may be an attractive option for cross border transfers and remittances, it is presently not widely used as a means of payment.
2.	Store of Value: Due to its limited supply and decentralized nature, Bitcoin is perceived as a digital alternative to traditional stores of value like gold, potentially serving as a hedge against inflation and currency devaluation.
3.	Smart Contracts: While primarily associated with other blockchain platforms, the Bitcoin blockchain can execute smart contracts—self-executing contractual agreements with the terms directly written into code—thereby enabling automated and conditional transactions.
4.	Asset Tokenization: The Bitcoin blockchain provides a platform for tokenizing assets, converting rights to an asset into a digital token on the blockchain. This can include real estate, stocks, or other forms of assets, enhancing liquidity and market efficiency. At this time, this functionality is limited. Unlike the scripting language of blockchain platforms like Ethereum, the scripting language of the Bitcoin Blockchain is not Turing complete, and thus more limited in terms of the types of smart contracts it can support.
5.	Digital Identity Verification: Leveraging the security and immutability of the Bitcoin blockchain, companies can develop digital identity verification systems, enhancing privacy and reducing identity theft. At this time, this functionality is limited.

Ether

Ether is a digital asset which serves as the unit of account on an open-source, decentralized, peer-to-peer computer network. Ether may be used to pay for goods and services, stored for future use, or converted into a government-issued currency. As of the date of this Prospectus, the adoption of ether for these purposes has been limited. The value of ether is not backed by any government, corporation, or other identified body. The value of ether is determined in part by the supply of and demand for, ether in the markets for exchange that have been organized to facilitate the trading of ether. Ether is the second largest digital asset by market capitalization behind Bitcoin.

Ether is maintained on the decentralized, open source, peer-to-peer computer network (“Ethereum Network”). No single entity owns or operates the Ethereum Network. The Ethereum Network is accessed through software and governs the creation and movement of ether. The source code for the Ethereum Network is open-source, and anyone can contribute to its development.

Ethereum Network

The infrastructure of the Ethereum Network is collectively maintained by participants in the Ethereum Network, which includes validators, developers, and users. Validators validate transactions and are currently compensated for that service in ether, as determined by the Ethereum Protocol. Developers maintain and contribute updates to the Ethereum Network’s source code. Users access the Ethereum Network using open-source software. Anyone can be a user, developer, or validator.

Ether is maintained on a digital transaction ledger commonly known as a “blockchain.” A blockchain is a type of shared and continually reconciled database, stored in a decentralized manner on the computers of certain users of the digital asset and is protected by cryptography. The Ethereum blockchain contains a record and history for each ether transaction.

The Ethereum blockchain allows for the creation of decentralized applications that are supported by a transaction protocol referred to as “smart contracts,” which includes the cryptographic operations that verify and secure ether transactions. A smart contract operates by a pre-defined set of rules (i.e., “if/then statements”) that allows it to automatically execute code on the Ethereum Network. Such actions taken by the pre-defined set of rules are not necessarily contractual in nature but are intended to eliminate the need for a third party to carry out code execution on behalf of users, making the system decentralized, allowing decentralized application developers to create a wide range of applications. Requiring payment in Ether on the Ethereum Network incentivizes developers to write quality applications and increases the efficiency of the Ethereum Network because wasteful code costs more. It also ensures that the Ethereum Network remains economically viable by compensating people for their contributed computational resources.

Ethereum Protocol

The Ethereum Protocol is an open source project with no official company or group in control. Anyone can review the underlying code and suggest changes. Because there is no central authority, the release of updates to the Ethereum Protocol source code by developers does not guarantee that the updates will be automatically adopted by the other participants. Users and validators must accept any changes made to the source code by downloading the proposed modification and that modification is effective only with respect to those ether users and validators who choose to download it. As a practical matter, a modification to the source code becomes part of the Ethereum Network only if it is accepted by validators that collectively represent a supermajority (two-thirds) of the cumulative validations on the Ethereum blockchain.

If a modification is accepted by only a portion of users and validators, a division will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.”

New ether is created through “staking” of ether by validators. Validators are required to stake ether in order to perform validation activities and then, as a reward, earn newly created ether. Validation activities include verifying transactions, storing data, and adding to the Ethereum blockchain. Further, with its collective computing power on the distributed network, the Ethereum network provides the ability to execute peer-to-peer transactions to realize, via smart contracts, automatic, conditional transfer of value and information, including money, voting rights, and property.

Solana

Solana is a digital asset that is created and transmitted through the operations of the peer-to-peer “Solana Network,” a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the Solana Network, the infrastructure of which is collectively maintained by a decentralized user base. The Solana Network allows people to exchange tokens of value, called “SOL,” which are recorded on a public transaction ledger known as a blockchain. SOL can be used to pay for goods and services, including computational power on the Solana Network, or it can be converted to fiat currencies, such as the U.S. Dollar, at rates determined on digital asset exchanges or in individual end-user to end-user transactions under a barter system. The value of SOL is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate the trading of SOL.

Solana Network.

The Solana network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and vali- dation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the Solana Protocol (described below) and the software that enforces the Protocol and (3) users who choose which version of the Solana software to run. From time to time, the developers suggest changes to the Solana software. If a validator elects not to adopt the changes, or implements changes independently, a new digital asset operating on a modified version of the Solana software may be created. This is often referred to as a “fork.” The price of SOL may be negatively impacted by events culminating in forks. The Solana Network was designed to allow users to write and implement smart contracts – that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create digital assets other than SOL on the Solana Network. Smart contract operations are executed on the Solana Blockchain in exchange for payment of SOL. Similar to the Ethereum network, the Solana Network is one of a number of projects intended to expand blockchain use beyond just a peer-to-peer money system.

Solana Protocol.

The Solana Protocol introduced the Proof-of-History (“PoH”) time-stamping mechanism. PoH automatically orders on-chain transactions by creating a historical record that proves an event has occurred at a specific moment in time. PoH is intended to provide a transaction processing speed and capacity advantage over other blockchain networks like Bitcoin and Ethereum, which rely on sequential production of blocks and can lead to delays caused by validator confirmations. In addition to the PoH mechanism, the Solana Network uses a proof-of-stake (“PoS”) consensus mechanism to incentivize SOL holders to validate transactions. Unlike proof-of-work, in which miners expend computational resources to compete to validate transactions and are rewarded coins in proportion to the amount of computational resources expended, in PoS, validators risk or “stake” coins to compete to be randomly selected to validate transactions and are rewarded coins in proportion to the amount of coins staked. Any malicious activity, such as disagreeing with the eventual consensus or otherwise violating protocol rules, results in the forfeiture or “slashing” of a portion of the staked coins. PoS is viewed as more energy efficient and scalable than proof-of-work and is sometimes referred to as “virtual mining.”

Solana Foundation

The Solana Protocol was first conceived by Anatoly Yakovenko in a 2017 whitepaper. Development of the Solana Network is overseen by the Solana Foundation, a Swiss non-profit organization, and Solana Labs, Inc. (the “Company”), a Delaware corporation, which administered the original network launch and token distribution. Although the Company and the Solana Foundation continue to exert significant influence over the direction of the development of SOL, the Solana Network is decentralized and does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of SOL.

Ripple

Ripple, also referred to as “XRP,” is a digital asset which serves as the unit of account on an open-source, decentralized, peer-to-peer computer ledger, known as the “XRP Ledger.” XRP may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. The XRP Ledger focuses on transaction utility, seeking to provide fast, low-cost cross-border payments. It is designed to be a global real-time payment and settlement system, improving the speed of value transfer and reducing the fees and delays typically seen in traditional interbank payment systems. As of the date of this Prospectus, the adoption of XRP for these purposes has been limited. The value of XRP is not backed by any government, corporation, or other identified body. The value of XRP is determined in part by the supply and demand for XRP in the markets for exchange that have been organized to facilitate the trading of XRP. New XRP is not created through staking (i.e., earning tokens in return for validating transactions) or mining new tokens. Instead, all XRP was created at the inception of the XRP Ledger, and the supply of XRP is limited by design to 100 billion tokens (with over 59 billion in circulation as of the date of this Prospectus). XRP is maintained on the decentralized, open source, peer-to-peer XRP Ledger. No single entity owns or operates the XRP Ledger. The XRP Ledger is accessed through software and governs XRP’s creation and movement. The source code for the XRP Ledger, known as the “XRP Protocol,” is open-source, and anyone can contribute to its development.

XRP Ledger and XRP Protocol

The infrastructure of the XRP Ledger is collectively maintained by various participants in the XRP Ledger, which include validators (those who validate ledger transactions), developers (those who maintain and contribute updates to the ledger), and users (those who access the ledger using open-source software). Anyone can be a validator, developer or user. The XRP Ledger is a digital transaction ledger commonly known as a “blockchain.” A blockchain is a type of shared and continually reconciled database, stored in a decentralized manner on the computers of certain users of the digital asset and protected by cryptography. The XRP Ledger, operating as XRP’s blockchain, contains a record and history for every XRP transaction. Validators use specialized computer software and hardware to verify transactions and add to the XRP Ledger. A new block is then confirmed through acceptance by designated validators who maintain versions of the blockchain on their individual computers.

The XRP protocol is an open source project with no single official company or group owning, operating or controlling it or the XRP Ledger. Anyone can review the underlying code and suggest changes, although Ripples Labs, a Delaware corporation, initially created and developed XRP and the XRP Ledger. As such, it regularly contributes to XRP software and developers at Ripple Labs are able to access, and can alter, the XRP Ledger source code. As a result, Ripple Labs is responsible for quasi-official releases of updates and other changes to the XRP Ledger’s source code.

XRP Ledger Foundation.

The XRP Ledger Foundation is an independent organization established to support the development and adoption of the XRP Ledger. It is also influential in the development and governance of the XRP Ledger. While Ripple Labs is a key contributor to the XRP Ledger Foundation, the foundation aims to maintain the ledger as open and decentralized, promoting transparency and inclusivity in its governance and development. As an open-source project, the XRP Ledger also has contributions from independent developers and other entities interested in its success. These community contributors can propose changes, submit pull requests, and report issues on the XRP Ledger’s GitHub repository.

Operation of the XRP Ledger

A network of independent nodes validates transactions on the XRP Ledger using a consensus-based algorithm, known as the Ripple Protocol Consensus Algorithm (“RPCA”). The RPCA relies on trusted validators to operate a network of independent validator nodes that validate transactions on the XRP Ledger. These nodes do not mine new blocks or tokens, but instead, participate in a consensus process to seek to ensure that transactions are valid and correctly ordered on the ledger. Any node can act as a validator, but for practical purposes, the XRP Ledger depends on a trusted set of validators known as the Unique Node List (the “UNL”). Validators can be individuals, institutions, or organizations, and they seek to ensure the integrity and accuracy of the ledger. Each node maintains a UNL, which is a list of other validators that the node trusts. Users and validators must accept any changes made to the source code by downloading the proposed modification and then such modification is effective only with respect to those XRP users and validators who choose to download it. As a practical matter, a modification to the source code becomes part of the XRP Ledger only if it is accepted by participants that collectively have a majority of the processing power on the XRP Ledger. If a modification is accepted by only a percentage of users and validators, a division will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.” The value of XRP, and in turn the value of the Fund, may be negatively impacted in the event of a fork.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per Share, trading price, yield, total return, and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Compounding and Market Volatility Risk. The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from two times (200%) the Target Portfolio’s performance, before the Fund’s management fee and other expenses. Compounding affects all investments but has a more significant impact on funds that aim to replicate leveraged daily returns and that rebalance daily. For the Fund aiming to replicate two times the daily performance of the Target Portfolio, if adverse daily performance of the Target Portfolio reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Target Portfolio increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding becomes more pronounced as the Target Portfolio’s volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Target Portfolio during a shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how the Target Portfolio’s volatility could affect the Fund’s performance. The chart illustrates the impact of two factors that affect the Fund’s performance – the Target Portfolio’s volatility and the Target Portfolio’s performance. The Target Portfolio’s performance shows the percentage change in the value of the Target Portfolio over the specified time period, while the Target Portfolio’s volatility is a statistical measure of the magnitude of fluctuations in the returns during that time period. As illustrated below, even if the Target Portfolio’s performance over two equal time periods is identical, different Target Portfolio volatility (i.e., in magnitude of fluctuations in the value of the Target Portfolio) during the two time periods could result in drastically different Fund performance for the two time periods because of compounding daily returns during the time periods.

Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) the Target Portfolio volatility; b) the Target Portfolio performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses. The chart shows estimated Fund returns for a number of combinations of Target Portfolio volatility and Target Portfolio performance over a one-year period. Performance shown in the chart assumes that: (i) there were no Fund expenses; (ii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected the estimated returns would be different than those shown. Particularly during periods of higher Target Portfolio volatility, compounding will cause results for periods longer than a trading day to vary from two times (200%) the performance of the Target Portfolio.

As shown in the chart below, the Fund would be expected to lose 6.1% if there was no change in the value of the Target Portfolio over a one-year period during which the Target Portfolio experienced annualized volatility of 25%. If the Target Portfolio’s annualized volatility were to rise to 75%, the hypothetical loss for a one-year period would widen to approximately -43%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if there was no change in the value of the Target Portfolio. For instance, if the Target Portfolio’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Target Portfolio change in the value of the Target Portfolio for the year was 0%.

Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than two times (200%) the performance of the Target Portfolio and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than two times (200%) the performance of the Target Portfolio. The Fund’s actual performance may be significantly better or worse than the performance shown below as a result of any of the factors discussed above or in the “Daily Correlation/Tracking Risk” below.

Estimated Returns of 200% or Two Times Performance of the Target Portfolio

Target Portfolio Performance		One Year Volatility Rate
One Year Target Portfolio Performance	2X Times (200%) the One Year Performance	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%

Estimated Returns of 200% or Two Times Performance of the Target Portfolio

Target Portfolio Performance		One Year Volatility Rate
One Year Target Portfolio Performance	2X Times (200%) the One Year Performance	10%	25%	50%	75%	100%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

Since market volatility has negative implications for the Fund which rebalances its derivatives daily, investors should be sure to monitor and manage their investments in the Fund particularly in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of the then-current Target Portfolio’s historical volatility, which are expected to be high. Historical volatility and performance for the Target Portfolio are not likely indicative of future volatility and performance.

Daily Correlation/Tracking Risk. There is no guarantee that the Fund will achieve a high degree of leveraged correlation to the Target Portfolio and therefore achieve its daily leveraged investment objective. To achieve a high degree of leveraged correlation with the Target Portfolio, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its daily leveraged investment objective. The possibility of the Fund being materially over- or under-exposed to the Target Portfolio increases on days when the Target Portfolio is volatile near the close of the trading day. Additionally, if securities within the Target Portfolio exhibit unexpected or heightened correlations, the Fund’s ability to achieve its daily investment objective may be adversely impacted as overlapping exposures may reduce potential diversification benefits and amplify the effects of market movements. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. If there is a significant intra-day market event and/or the Target Portfolio experiences a significant increase or decline, the Fund may not meet its investment objective, be able to rebalance its portfolio appropriately, or may experience significant premiums or discounts, or widened bid-ask spreads.

The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may also be impacted by large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Target Portfolio. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s leveraged correlation to the Target Portfolio. Finally, during periods of high volatility, compounding effects and correlation shifts between securities in the Target Portfolio may cause the Fund’s returns to deviate materially from two times (2X) the daily performance of the Target Portfolio.

Crypto Assets Risk. Crypto Assets are relatively new and are subject to unique and substantial risks. The Fund’s investment strategy of seeking leveraged exposure to Crypto Assets is subject to uncertainties, and potential financial losses, associated with exposure to Crypto Assets. Crypto Assets are designed as mediums of exchange and are still an emerging asset class. They operate independently of any central authority or government backing and are subject to regulatory changes and at times extreme price volatility. The trading platforms for digital assets are relatively new, largely unregulated, and thus more vulnerable to fraud and failures compared to traditional, regulated exchanges. Shutdowns of these platforms due to fraud, technical glitches, or security issues can significantly affect digital asset prices and market volatility. Crypto Asset markets have experienced considerable volatility, leading to market disruptions and at times erosion of confidence among market participants. This instability and the resultant negative publicity could adversely affect the Fund’s reputation and trading prices. Ongoing Crypto Asset market turbulence could significantly impact the value of the Fund’s shares. Blockchain technologies, which underpin Crypto Assets, are relatively new, and many of their applications are untested. The adoption of blockchain and the development of competing platforms or technologies could affect its usage. Investments in companies or vehicles that utilize blockchain technology are subject to market volatility and may experience lower trading volumes compared to more established industries. Additionally, regulatory changes, internet disruptions, cybersecurity incidents, and intellectual property disputes could further affect the adoption and functionality of blockchain technology.

●	Bitcoin Risk

Bitcoin’s price is highly volatile, and its market is influenced by the changing Bitcoin network, fluctuating acceptance levels, and unpredictable usage trends. Not being a legal tender and operating outside central authority systems like banks, Bitcoin faces potential government restrictions. For instance, some countries may limit or ban Bitcoin transactions, negatively impacting their market value.

The risks associated with Bitcoin include the possibility of fraud, theft, market manipulation, and security breaches in trading platforms. A small group of large Bitcoin holders, known as “whales,” can significantly influence Bitcoin’s price. The largely unregulated nature of Bitcoin and its trading venues heightens risks of fraudulent activities and market manipulation, which could affect Bitcoin’s price. For example, if a group of miners gains control over a majority of the Bitcoin network, they could manipulate transactions to their advantage. Historical instances have seen Bitcoin trading venues shut down due to fraud or security breaches, often leaving investors without recourse and facing significant losses.

Updates to Bitcoin’s software, proposed by developers, can lead to the creation of new digital assets, or “forks,” if not broadly adopted. This can impact Bitcoin’s demand and the Fund’s performance. The extreme volatility of Bitcoin’s market price can result in shareholder losses. Furthermore, the operation of Bitcoin exchanges may be disrupted or cease altogether due to various issues, further affecting Bitcoin’s price and the Fund’s investments.

The value of Bitcoin has historically been subject to significant speculation, making trading and investing in Bitcoin reliant on market sentiment rather than traditional fundamental analysis. Bitcoin’s price can be influenced by events unrelated to its security or utility, including instability in other speculative areas of the crypto/blockchain space, potentially leading to substantial declines in its value.

Risks associated with crypto asset trading platforms include fragmentation, regulatory non-compliance, and the possibility of enforcement actions by regulatory authorities, which could impact the valuation of Bitcoin.

The security of the Bitcoin blockchain may be compromised if a single miner or group controls more than 50% of the network’s hashing power, where hashing power refers to the computational capacity used to validate and secure transactions on the blockchain. Proposed changes to the Bitcoin protocol may not be universally adopted, leading to the creation of competing blockchains (forks) with different assets and participants, exemplified by past forks like Bitcoin Cash and Bitcoin SV. The Bitcoin blockchain protocol may contain vulnerabilities that attackers could exploit to disrupt its operation, potentially compromising the security and reliability of the network.

Emerging alternative public blockchains, particularly those emphasizing privacy through technologies like zero-knowledge cryptography, pose risks and challenges to the dominance of the Bitcoin blockchain as a payment system. Common impediments to adopting the Bitcoin blockchain as a payment network include slow transaction processing, variability in transaction fees, and the volatility of Bitcoin’s price, which may deter widespread adoption by businesses and consumers. Adoption and use of other blockchains supporting advanced applications like smart contracts present challenges to the dominance of the Bitcoin blockchain, potentially impacting its long-term relevance and utility in the evolving landscape of blockchain technology.

The development and use of “Layer II solutions” are critical for the scalability and functionality of the Bitcoin blockchain, but they also introduce risks such as off-chain transaction execution, which could affect transparency and security. Layer II solutions are off-chain protocols that improve scalability and reduce transaction costs by processing transactions outside the main blockchain network.

●	Ether Risk

Ether is a relatively new and is subject to unique and substantial risks. The market for ether is subject to rapid price swings, changes and uncertainty. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price and liquidity of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked ether (i.e., ether that is deposited to support the Ethereum Network), they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments.

A significant portion of ether is held by a small number of holders sometimes referred to as “whales.” Transactions by these holders may influence the price of ether. The value of ether may be substantially dependent on speculation, such that trading and investing in ether generally may not be based on fundamental analysis. The exposure of ether to instability and other speculative parts of the blockchain crypto industry, such as an event that is not necessarily related to the security or utility of the Ethereum Network, can nonetheless precipitate a significant decline in the price of ether. There are risks related to fragmentation and lack of regulatory compliance with regard to crypto asset trading platforms. The crypto asset trading platforms upon which ether is traded are or may become subject to enforcement actions by regulatory authorities.

Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading venues are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of ether trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ether.

Legal or regulatory changes may negatively impact the operation of the Ethereum Network or restrict the use of ether. For example, if ether were determined to be or were expected to be determined to be a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in ether, trading in ether futures may become significantly more volatile and/or completely halted, and the value of an investment in the Underlying ETPs and/or the Fund could decline significantly and without warning, including to zero.

The creation of a “fork” (as described above) or a substantial giveaway of ether (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of ether. A fork may be intentional, such as the ‘Merge.’ The ‘Merge’ refers to protocol changes altering the method by which transactions are validated.

●	Solana Risk

Solana, also referred to as SOL, is a relatively new innovation and is subject to unique and substantial risks. SOL operates as a decentralized, peer-to-peer financial trading platform and value storage that is used like money. However, it has no central governmental or banking authority, is not backed by any government and not a legal tender. The markets for SOL may be less liquid and more volatile than other markets for more established products. It may be difficult to execute a SOL trade at a specific price when there is a relatively small volume of buy and sell orders in the SOL market. A market disruption can also make it more difficult to liquidate a position or find a suitable counterparty at a reasonable cost.

The market for SOL is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for SOL may be the result of speculation. The value of SOL has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of SOL may artificially inflate or deflate the price of SOL and increase volatility. A significant portion of SOL is held by a small number of holders sometimes referred to as “whales.” Transactions by these holders may influence the price of SOL and these holders may have the ability to manipulate the price of SOL.

The further development of the SOL Network and the acceptance and use of SOL may be subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the SOL Network or the acceptance of SOL may adversely affect the price and liquidity of SOL. If one or a coordinated group of validators were to gain control of a significant proportion of SOL, they could (depending on the proportion of control gained), impede, reverse or prevent confirmation of transactions, causing a fork in the blockchain that could result in one portion of the network running the pre-modification software and the other portion of the network running the modified software – an event that could negatively impact the value of SOL and in turn the value of the Fund. Gaining such control over the network could also result in manipulation of the blockchain and cast doubt on new SOL transactions on the Solana Network.

SOL is subject to the risk of fraud, theft, manipulation, securities failures, and operational or other problems that impact SOL trading venues. Unlike the exchanges for more traditional assets, such as equity securities and established futures contracts, SOL and SOL trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote SOL in a way that may artificially increase the price of SOL). Investors may be more exposed to the risk of theft, fraud, market manipulation, and operational failures than when investing in more traditional asset classes. Over the past several years, the Solana Network has reportedly suffered multiple network outages including those arising from software problems, security vulnerabilities, and denial of service and bot attacks. Similarly, software and wallets employed by users and validators to access the Solana Network and transact in SOL may suffer from fraud, theft, disruptions, glitches or other problems negatively impacting the value of SOL. Investors in SOL may have little or no recourse should such theft, fraud, manipulation or other problems occur and could suffer significant losses.

Legal or regulatory changes may negatively impact the operation of the Solana Network and Protocol or restrict the use of Solana. For example, if SOL were determined or were expected to be determined to be offered and sold as a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in SOL.

●	Ripple Risk

Ripple, also referred to as XRP, is a relatively new innovation and is subject to unique and substantial risks. XRP operates as a decentralized, peer-to-peer financial trading platform and value storage that is used like money. However, it has no central governmental or banking authority, is not backed by any government and not a legal tender. The markets for XRP may be less liquid and more volatile than other markets for more established products. It may be difficult to execute an XRP trade at a specific price when there is a relatively small volume of buy and sell orders in the XRP market. A market disruption can also make it more difficult to liquidate a position or find a suitable counterparty at a reasonable cost.

The market for XRP is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for XRP may be the result of speculation. The value of XRP has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of XRP may artificially inflate or deflate the price of XRP and increase volatility. A significant portion of XRP is held by a small number of holders sometimes referred to as “whales.” Transactions by these holders may influence the price of XRP and these holders may have the ability to manipulate the price of XRP.

The further development of the XRP Ledger and the acceptance and use of XRP may be subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the XRP Ledger or the acceptance of XRP may adversely affect the price and liquidity of XRP. A network of independent validator nodes validates transactions on the XRP Ledger. Any node can act as a validator, but the XRP Ledger depends on the UNL, a list of trusted validators. If more than 20% of the validators on a server’s UNL disagree, the server stops validating new ledgers to avoid potential inconsistencies or attacks. If this occurs, it is referred to as a “fork” and can result in one portion of the network running the pre-modification source code and the other portion of the network running the modified source code – an event that could negatively impact the value of XRP. If one or more malicious actors obtain control of greater than 20% of the validators on the XRP Ledger, those validators may cause the network to fail to reach a consensus and throw new transactions on the XRP Ledger into doubt. If a malicious actor took control of more than 80% of the validator nodes, those validators would have the ability to manipulate the XRP Ledger, create and engage in invalid transactions, or otherwise break the rules of the network.

XRP is subject to the risk of fraud, theft, manipulation, securities failures, and operational or other problems that impact XRP trading venues. Unlike the exchanges for more traditional assets, such as equity securities and established futures contracts, XRP and XRP trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote XRP in a way that may artificially increase the price of XRP). Investors may be more exposed to the risk of theft, fraud, market manipulation, and operational failures than when investing in more traditional asset classes. Over the past several years, a number of XRP trading venues have been closed due to fraud, failure or security breaches. Investors in XRP may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.

The XRP Ledger has historically maintained high availability but has experienced notable disruptions. Ripple reported an unusual 15-minute latency spike on August 15, 2025, which affected only a selective group of peer connections rather than the entire network. This issue was determined to have been caused by external factors, such as temporary internet service provider (ISP) congestion or specific network routing changes. On November 25, 2024, the XRP Ledger faced a disruption of approximately 10-minutes when several nodes crashed and restarted simultaneously, briefly halting transaction processing. No asset losses occurred during these incidents, and built-in safety protocols operated to support network recovery in both cases. On February 4, 2025, the XRP Ledger experienced an unexpected halt in block production for approximately 64 minutes. During that time no new ledgers were validated, temporarily pausing all transactions. In December 2023, the launch of an “XRP Script” initiative led to a 350% increase in daily transactions from users creating low-value non-fungible tokens (NFTs). This surge in activity caused congestion, as validators struggled to keep up with the transaction demands, causing the transaction processing to temporarily fall to just 50 per second, far below the XRP Ledger’s typical capacity of 1,500 transactions per second.

Legal or regulatory changes may negatively impact the operation of the XRP protocol and network or restrict the use of XRP. For example, if XRP were determined or were expected to be determined to be offered and sold as a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in XRP.

Crypto Asset ETP Risk. The Fund may invest directly in Crypto Asset ETPs or gain exposure to their returns indirectly through the use swaps or options that use them as reference assets. Crypto Asset ETPs are subject to management fees and other fees that may increase their costs versus the costs of investing in other types of investments. When the Fund invests directly in Crypto Asset ETPs, it will indirectly bear its proportionate share of management fees and other expenses that are charged by Crypto Asset ETPs, in addition to the management fees and other expenses paid by the Fund, resulting in the Fund incurring higher and duplicative expenses to the extent it invests directly in underlying Crypto Asset ETPs. There is also the risk that the Fund may suffer losses due to the investment practices of the Crypto Asset ETPs. The Fund will be subject to substantially the same risks as those associated with the direct ownership of the assets held by the underlying Crypto Asset ETPs. Additionally, the market price of the shares of underlying Crypto Asset ETPs in which the Fund invests will fluctuate based on changes in the values of the underlying Crypto Asset ETPs’ assets as well as changes in the supply and demand of their shares in the secondary market. It is also possible that an active secondary market for an underlying Crypto Asset ETP’s shares may not develop, and market trading in the shares of the underlying Crypto Asset ETP may be halted under certain circumstances. Crypto Asset ETPs are relatively new investment products and therefore these investment products may have limited operating histories.

The Fund may invest in shares of certain Crypto Asset ETPs that directly hold spot or physical Crypto Assets plus cash (known as “spot ETPs”). In addition to the risks above, spot Crypto Asset ETPs pose additional risks due to their direct holdings of Crypto Assets including (i) security threats to their spot Crypto Asset accounts at custodians resulting in loss of assets or reputational damage; (ii) valuation difficulties due to the price volatility and potential limited liquidity of Crypto Assets; and (iii) safekeeping lapses or default by custodians for spot Crypto Asset ETPs. The Fund may invest in Crypto Asset ETPs, including spot Crypto Asset ETPs, that are not registered under the 1940 Act and therefore do not have the protections expressly provided by the 1940 Act, including: provisions preventing underlying Crypto Asset ETP insiders from managing an ETP to their benefit and to the detriment of shareholders; provisions preventing an underlying Crypto Asset ETP from issuing securities having inequitable or discriminatory provisions; provisions preventing management by irresponsible persons; provisions preventing the use of unsound or misleading methods of computing underlying Crypto Asset ETP earnings and net asset value; provisions prohibiting suspension of redemptions (except under limited circumstances); provisions limiting leverage; provisions imposing a fiduciary duty on managers with respect to receipt of compensation for services; and provisions preventing changes in an underlying Crypto Asset ETP’s character without the consent of shareholders.

Derivatives Risk. The Fund’s derivative investments carry risks such as an imperfect match between the derivative’s performance and its underlying assets or index, and the potential for loss of principal, which can exceed the initial investment. Additionally, there are risks related to the possible default of the transaction’s counterparty and the illiquidity of derivatives, making them hard to sell or trade. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Swap Agreements Risk. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to structure such swap agreements in accordance with the Fund’s investment objective and to identify counterparties for those swap agreements. If the Adviser is unable to enter into swap agreements that provide leveraged exposure to a Crypto Asset related Investment, the Fund may not meet its stated investment objective. Additionally, any financing, borrowing or other costs associated with using swap transactions may also have the effect of lowering the Fund’s return.

The swap agreements in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities.

If a Target Portfolio’s derivative investment has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the investment later reverses all or a portion of its movement.

Options Contracts Risk. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political events, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. The value of the options contracts in which the Fund invests is substantially influenced by the value of the underlying Crypto Assets related investments used as reference instruments. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to Crypto Asset related investments through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses. The use of options to generate leverage introduces additional risks, including significant potential losses if the market moves unfavorably. The leverage inherent in options can amplify both gains and losses, leading to increased volatility and potential for substantial losses, particularly in periods of market uncertainty or low liquidity. Additionally, the Fund may incur losses if the value of a Crypto Asset related investment moves against its positions, potentially resulting in a complete loss of the premium paid.

Futures Contracts Risk - Generally. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) the inability to predict correctly the direction of prices, interest rates, currency exchange rates and other economic factors; (vi) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vii) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract.

Crypto Asset Futures Contracts Risks. The market for Crypto Asset Futures Contracts may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the markets for Crypto Asset Futures Contracts have grown substantially in recent years, there can be no assurance that this growth will continue. The price for a Crypto Asset Futures Contract is based on a number of factors, including the supply of and the demand for the specific Crypto Asset traded in the futures markets. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for Crypto Asset Futures Contracts and limit the Fund’s ability to achieve its desired exposure to Crypto Assets. If the Fund is unable to achieve such exposure, it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like Crypto Asset Futures Contracts may be considered aggressive and may expose the Fund to significant counterparty, liquidity and other risks.

The performance of Crypto Asset Futures Contracts, in general, has historically been highly correlated to the performance of their underlying Crypto Asset, but there can be no assurance that this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of Crypto Asset Futures Contracts and decrease the correlation between the performance of Crypto Asset Futures Contracts and their corresponding Crypto Asset, over short or even long-term periods. In the event that there are persistent disconnects between the performance of Crypto Assets and their respective Crypto Asset Futures Contracts, the Fund may not be able to obtain the desired leveraged exposure and may not be able to achieve its investment objective. In addition, the performance of distant month futures contracts is likely to differ more significantly from the performance of the spot prices of Crypto Assets. To the extent the Fund is invested in distant month Crypto Asset Futures Contracts, the performance of the Fund’s Crypto Asset Futures Contracts should be expected to deviate more significantly from the performance of the corresponding Crypto Asset. Moreover, price differences between a Crypto Asset and its corresponding Crypto Asset Futures Contracts will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in a Crypto Asset, including larger losses or smaller gains.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in derivatives which exposes the Fund to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund and the Fund may be unable to recover its investment from such counterparty or may obtain a limited and/or delayed recovery.

Counterparties may seek to hedge their exposure to individual clients (such as the Fund) by establishing offsetting exposures with other clients, however, there is no guarantee that counterparties will do so under all circumstances. Should a counterparty (e.g., a swap counterparty) terminate its relationship with the Fund, the Fund will seek to utilize other counterparties to seek to maintain its exposures. In addition, the Fund may use options contracts to seek to generate the leverage necessary to implement its strategy. The use of options contracts introduces distinct risks, including heightened volatility, particularly intraday. While options may provide an ancillary benefit of mitigating some losses under specific scenarios, such as severe market downturns, their inherent leverage and rapid price fluctuations can amplify the Fund’s performance volatility and lead to greater risks of substantial losses. Refer to “Derivatives Risk – Options Contracts Risks” for additional information on the risks of investing in options.

In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Target Portfolio will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the value of the Target Portfolio, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the value of the Target Portfolio declines more than 50%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Target Portfolio’s share price.

Concentration Risk. The Fund will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that the Fund will have economic exposure that is concentrated to the industries, if any, assigned to the Crypto Assets that it seeks indirect exposure to through its Target Portfolio. As a result, the Fund may be more susceptible to loss due to adverse occurrences that affect the price of such industries more than the market as a whole.

Intra-Day Investment Risk. The Fund seeks investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the market value of the Target Portfolio at the market close on the first trading day and the market value of the Target Portfolio at the time of purchase. If the market value of the Target Portfolio rises, the Fund’s net assets will rise by approximately twice the amount as the Fund’s exposure. Conversely, if the market value of the Target Portfolio declines, the Fund’s net assets will decline by approximately two times the amount as the Fund’s exposure. Thus, an investor that purchases Shares intra-day may experience performance that is greater than, or less than, the Fund’s stated leveraged performance of the Target Portfolio.

If there is a significant intra-day market event and/or the securities of the Target Portfolio experience a significant increase or decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately.

Cayman Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The futures contracts, other derivatives and other investments held by the Subsidiary are subject to the same economic risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. In addition, the Subsidiary is also subject to many of the risks to which the Fund is subject, such as tax risks, commodity related risks, and market and data risks.

Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations, or other legally binding authority. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. If, as a result of any adverse future legislation, U.S. Treasury regulations, and/or guidance issued by the Internal Revenue Service (the “IRS”), the income of the Fund from certain commodity-linked derivatives, including income from the Fund’s investments in the Subsidiary, were treated as non-qualifying income, the Fund may fail to qualify as RIC and/or be subject to federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a RIC may limit the Fund’s use of such derivative instruments.

The Fund intends to limit its investment in the Subsidiary to no more than 25% of the value of its total assets in order to satisfy certain asset diversification requirements for taxation as a regulated investment company. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodity futures and swaps will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the CEA and CFTC rules. The Adviser is registered as a commodity pool operator (“CPO”) and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. However, the Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to achieve its investment objective. The CFTC has not passed on the adequacy of this Prospectus.

ETF Risk.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. The costs associated with cash redemptions may include brokerage costs that the Fund may not have incurred if it had made the redemptions in-kind. These costs could be imposed on the Fund, decreasing its NAV, to the extent these costs are not offset by a transaction fee payable by an authorized participant.

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This adverse effect on liquidity for the Fund’s shares may lead to wider bid-ask spreads and differences between the market price of the Fund’s shares and the underlying value of the shares.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

High Portfolio Turnover Risk. Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on exchanges (such as the Exchange), could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of its investment objective which aims to replicate two times the daily percentage change in the price of the Target Portfolio. Tracking error may occur for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, being under- or overexposed to the Target Portfolio or the need to meet new or existing regulatory requirements. Tracking error risk may be heightened during times of market volatility or other unusual market conditions such as market disruptions. The Fund may be required to deviate from its investment objectives, and therefore experience tracking error, as a result of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Adviser and its affiliates.

Liquidity Risk. Some securities held by the Fund may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Target Portfolio. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s Share price and total return to be reduced and fluctuate more than other types of investments.

Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser or Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Fund’s investment approach heavily relies on the use of leverage to manage overall investment risk. However, this strategy inherently carries the risk of magnifying the Fund’s exposures, potentially undermining its foundational investment thesis. If the Adviser or Sub-Adviser fails to effectively control the leveraging risk, the Fund’s investment objective may become unachievable. Therefore, the success of the Fund is closely tied to the Adviser’s and Sub-Adviser’s ability to adeptly manage the risks associated with leveraged instruments.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Newer Sub-Adviser Risk. The Sub-Adviser is a recently formed entity and has limited experience with managing an ETF, which may limit the Sub-Adviser’s effectiveness. As a result, there is no long-term track record against which an investor may judge the Sub-Adviser and it is possible the Sub-Adviser may not achieve the Fund’s intended investment objective.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Tax Risk. The Fund intends to treat any income received by its Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders and to meet the requirement that the Subsidiary have a value not in excess of 25% of the Fund’s value at the close of a quarter. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.quantifyfunds.com.

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund and the Subsidiary.

Investment Sub-Adviser: Quantify Chaos Advisors, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund and the Subsidiary.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund and the Subsidiary.

Stephen Foy, Portfolio Manager for the Adviser has been a portfolio manager of the Fund and the Subsidiary since their inception in 2025.

Christopher P. Mullen, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund and the Subsidiary since their inception in 2025.

David Dziekanski, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund and the Subsidiary since their inception in 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.quantifyfunds.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

QUANTIFY 2X DAILY ALT SEASON CRYPTO ETF – FUND SUMMARY

Important Information About the Fund

The Quantify 2X Daily Alt Season Crypto ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2X) the performance of an actively-managed group of investments providing exposure to the returns of a select group of crypto assets (described below) for a single day (the group of investments providing exposure to the returns of the crypto assets is referred to as the “Target Portfolio”).

Because the Fund seeks daily leveraged investment results, it is very different from most other exchange-traded funds. It is also riskier than alternatives that do not use leverage.

The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 2X of the performance of the Target Portfolio for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return during such period held, which will very likely differ from 2X the return of the Target Portfolio for that period. Holding shares of the Fund for longer than a single day and higher volatility of the Target Portfolio increase the impact of compounding on an investor’s returns, which may have a negative or positive impact on an investor’s returns. During periods of higher Target Portfolio volatility, the volatility of the Target Portfolio may affect the Fund’s return as much as, or more than, the return of the Target Portfolio. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Target Portfolio during a shareholder’s holding period of an investment in the Fund. See “Principal Investment Risks – Compounding and Market Volatility Risk” below for an example of how volatility of the Target Portfolio may affect the Fund’s return as much as, or more than, the return of the Target Portfolio.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage, and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Target Portfolio’s performance is flat, and it is possible that the Fund will lose money even if the Target Portfolio’s market value increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.

The Fund expects to gain 2X exposure to its Target Portfolio by investing a portion of its assets in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). In order to qualify as a regulated investment company (“RIC”) for purposes of federal income tax treatment under the Internal Revenue Code of 1986 (the “Code”), the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective, and may return substantially less than two times (2X) the daily performance of its Target Portfolio.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2X) the performance of an actively-managed group of investments providing exposure to the returns of a select group of crypto assets (described below) for a single day (the group of investments providing exposure to the returns of the crypto assets is referred to as the “Target Portfolio”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.39%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	1.39%
Less: Fee Waiver(3)	0.20%
Total Annual Fund Operating Expenses After Fee Waiver(3)	1.19%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), will pay, or require a sub-adviser to pay, all of the Fund’s expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.
(3)	The Adviser has agreed to reduce its unitary management fee (which includes all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Excluded Expenses”)) to 1.19% of the Fund’s average daily net assets through at least March 31, 2027. This agreement may be terminated only by, or with the consent of, the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”), on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board. The fee waiver is not subject to recoupment.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$121	$378

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund seeks daily leveraged investment results, before fees and expenses, that correspond to two times (2X) the performance of the Target Portfolio providing exposure initially to the returns of the following crypto assets: ether, Solana and Ripple (each individually a “Crypto Asset” and collectively, the “Crypto Assets”). The investments employed by the Fund to achieve daily leveraged 2X exposure to the Target Portfolio will include a combination of the following:

(i)	swap agreements or option contracts on shares of one or more select U.S.-listed exchange traded products (“ETPs”) that either hold Crypto Assets directly (known as “spot” ETPs) or that seek exposure to Crypto Assets indirectly through investments in derivatives that reference the performance of Crypto Assets (collectively, “Crypto Asset ETPs”);
(ii)	swap agreements or option contracts on U.S. Dollar (“USD”) denominated indices or benchmarks that track the price of Crypto Assets;

(iii)	standardized, cash-settled Crypto Asset futures contracts traded on commodity exchanges registered with the U.S. Commodity Futures Trading Commission (“CFTC”) (“Crypto Asset Futures Contracts”); and

(iv)	direct investments in U.S.-listed Crypto Asset ETPs.

As of the date of this Prospectus, there are a limited number of Crypto Assets available which meet the Fund’s eligibility criteria and for which the Fund may seek to gain exposure through its Target Portfolio – namely ether, Solana and Ripple. However, it is expected that in the near future, new Crypto Asset Futures Contracts will be approved for trading on CFTC-regulated commodity exchanges, and corresponding new Crypto Asset ETPs will commence trading on U.S. securities exchanges, thereby expanding the universe of Crypto Assets eligible for exposure within the Fund’s Target Portfolio. As additional Crypto Assets become available for which the Fund may seek to gain exposure in pursuit of its investment objective, this Prospectus will be supplemented to provide descriptions of such Crypto Assets and their associated principal investment risks.

The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day, generally 4:00 p.m. Eastern Time.

If the Fund encounters limitations in implementing its strategies, whether due to market conditions, derivative availability, counterparty issues, or other factors, the Fund may not achieve investment results, before fees and expenses, that correspond to two times (2X) the daily performance of the Target Portfolio, and may return substantially less during such periods. During such periods, the Fund’s actual leverage levels may differ substantially from its intended target, both intraday and at the close of trading, potentially resulting in significantly lower returns.

The Fund does not invest directly in any Crypto Asset, but instead seeks indirect exposure to the returns of Crypto Assets through investments in swaps, options, futures contracts, or in Crypto Asset ETPs as described above. Investors seeking direct exposure to the price of Crypto Assets should consider an investment other than the Fund.

Target Portfolio Selection

The Fund intends that the Target Portfolio gain exposure to up to 10 Crypto Assets, subject to availability, with exposure to each Crypto Asset in the Target Portfolio conditioned upon satisfaction of the following selection criteria:

(i)	the CFTC has approved the trading of Crypto Asset Futures Contracts for such Crypto Asset by one or more U.S. commodities exchanges, and active trading of such futures contracts has commenced;
(ii)	the U.S. Securities and Exchange Commission (“SEC”) has declared effective a registration statement for one or more Crypto Asset ETPs that either hold the Crypto Asset directly (spot ETPs) or that seek exposure indirectly to the Crypto Asset, and active trading of the shares of such Crypto Asset ETP(s) has commenced on a U.S. securities exchange;
(iii)	the Crypto Asset is not a stablecoin (i.e., one designed to maintain a stable value relative to specific asset, such as the U.S. dollar) and is not a memecoin (i.e., one inspired by an internet meme, joke or pop culture phenomenon and which has not since evolved into one with genuine utility, real-world applications, and a sustainable ecosystem); and
(iv)	the Crypto Asset is not Bitcoin (i.e., the Target Portfolio will exclude exposure to Bitcoin).

“Alt” season relates to the Fund’s exclusion of Bitcoin from the Target Portfolio. “Altcoin” – a term referring to any Crypto Asset that is not Bitcoin – generally describes the many Crypto Assets that emerged after Bitcoin which offer alternative uses, different consensus methods or other unique features distinguishing them from Bitcoin. Alt season (short for altcoin season) refers to periods during which a significant number of altcoins outperform Bitcoin in terms of price gains, typically following major Bitcoin price surges. Alt seasons are not formally announced events, but are observed by comparison of Bitcoin’s price performance to that of other Crypto Assets (i.e., altcoins) over time. The Target Portfolio’s daily exposure to Crypto Assets other than Bitcoin may potentially outperform Bitcoin’s price performance during an alt season, assuming the price performance patterns underpinning past occurrences of alt seasons continue to persist. However, periods characterized as alt seasons have also been associated with increased trading activity and high volatility, posing both opportunities and risks of loss to the Fund.

Among those eligible for exposure within the Fund’s Target Portfolio, the Fund will generally seek exposure to the largest Crypto Assets available (up to 10, subject to availability) ranked based on their market capitalization (or “market cap”), although no maximum or minimum market cap level is required. A Crypto Asset’s market cap is calculated by multiplying its current market price by the number of its tokens in circulation.

Exposure to each Crypto Asset within the Fund’s Target Portfolio is generally weighted relative to each Crypto Asset’s market cap, subject to a 50% limit. In applying the 50% market cap limit, the market cap of each Crypto Asset component of the portfolio is calculated, and summed to arrive at the total market cap value for all components. Each Crypto Asset’s percentage weight is determined by dividing its individual market cap by the total market cap value for all components. Exposure levels within the Target Portfolio are then allocated to each Crypto Asset based on its percentage weight. If a Crypto Asset’s market cap weight exceeds 50%, the excess is distributed proportionally to the other Crypto Asset portfolio components.

To maintain alignment with market price fluctuations and other market conditions impacting the value and exposure levels of Crypto Assets within the Target Portfolio, the Adviser will at least monthly rebalance the weightings assigned to Crypto Assets represented in the Target Portfolio. Each monthly rebalancing relates only to the composition and relative weightings among the Crypto Assets for which the Target Portfolio seeks exposure, but does not relate to how the Fund seeks daily leveraged investment results, before fees and expenses, that correspond to two times (2X) the performance of the Target Portfolio. More specifically, the Target Portfolio represents a reference point (or construct) defining the relative market-cap-based weights among the Crypto Assets exposures represented in the portfolio. These weightings are reviewed and reset at least monthly to reflect updated market caps and eligibility criteria. Separately and independently, as described below, the Fund rebalances its derivatives exposure daily to seek approximately 200% of the Target Portfolio’s daily performance. To summarize, each monthly rebalance sets what the Fund is seeking to reference (i.e., the composition of the Target Portfolio exposures), whereas each daily adjustment (i.e., rebalancing) of derivatives exposure governs how much continuous leveraged exposure the Fund maintains to the Target Portfolio.

The Adviser may, at its discretion, make adjustments to the Target Portfolio at any time. These adjustments may include adding or removing exposure to a Crypto Asset based on developments or events deemed material by the Adviser, including potential regulatory uncertainty, insufficient liquidity, or governance or security risks negatively impacting the Crypto Asset. Additionally, if regulatory constraints arise from the Target Portfolio’s composition that prevent the Fund’s derivatives and other investments from achieving daily 2X returns, the Adviser may adjust the Target Portfolio to enhance the Fund’s ability to achieve its investment objective.

Each trading day, the Fund’s current portfolio holdings will be published on the Fund’s website at www.quantifyfunds.com.

Investments Employed to Achieve Daily 2X Exposure to the Target Portfolio

Crypto Asset Swaps. The Fund will utilize swap agreements, which are bilateral contracts in which the Fund agrees to exchange cash flows or returns with a counterparty based on the price performance of one or more referenced underlying Crypto Asset ETPs, or benchmarks or indices, as applicable over a specified period. Swap agreements may be entered into with financial institutions for periods ranging from one day to over a year. These agreements involve exchanging the return (or rate-of-return differentials) on the performance of a reference asset (i.e., one or more Crypto Asset ETPs, benchmarks or indices). The return to be exchanged is calculated with respect to a notional amount (the face value of the instrument), such as the return on or change in value of a specific dollar amount representing the underlying reference asset(s). The swap agreements the Fund may utilize will typically reset on a monthly basis or upon the occurrence of mutually agreed-upon conditions, such as when receivable or payable amounts reach predetermined thresholds relative to the principal. These resets effectively lock in the accumulated performance of the swap agreement up to that point. The Fund expects to invest in swaps using any of the following specific types of Crypto Asset related investments as reference assets.

○	Swaps on U.S.-listed Crypto Asset ETPs. Crypto Asset ETPs are exchange-traded products that that either hold a Crypto Asset directly (known as “spot” ETPs) or that seek exposure to a Crypto Asset indirectly through investments in Crypto Asset Futures Contracts or other types of derivatives that reference the performance of a Crypto Asset. Depending on their structure and investment strategy, certain Crypto Asset ETPs will not be registered under the 1940 Act and therefore will not provide investors with investor protections of the 1940 Act, whereas others may be registered under the 1940 Act.

○	Swaps on USD Crypto Asset Indices or Benchmarks. USD denominated indices or benchmarks that track the price of a Crypto Asset are based on trading data aggregated across multiple markets operated by crypto asset and futures contract exchanges.

Crypto Asset Options. The Fund, to the extent available, will utilize U.S. exchange-listed options contracts that reference an underlying Crypto Asset to achieve leveraged exposure. Exchange-listed options are standardized financial derivatives that give the Fund the right, but not the obligation, to buy or sell the asset or instrument underlying the option at a predetermined price within a specified timeframe. Such options may be short-dated (a month or less) in-the-money call options (options with strike prices below the current market price of the underlying asset or instrument, offering immediate intrinsic value), to achieve or supplement its leveraged exposure. These options allow the Fund to dynamically adjust its leverage strategy based on market conditions, liquidity constraints, or pricing considerations for swaps. In situations where swap availability is constrained, the Fund may rely more heavily on options contracts. Additionally, the Fund may use options in response to changing market dynamics. However, the use of option contracts is typically less efficient than swaps and may increase the likelihood that the Fund is unable to achieve its daily 2X objective. To the extent available, the Fund will invest in options only on U.S. exchanges regulated by the CFTC.

Crypto Asset Futures Contracts. The Fund will buy standardized, cash-settled Crypto Asset futures contracts traded on commodity exchanges registered with the CFTC. The Fund may invest in Crypto Asset Futures Contracts of any expiration date traded on any CFTC-regulated commodity futures exchange, and will exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date (a process referred to as “rolling”). Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer- dated contract at a relatively higher price. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.

Direct Investments in Crypto Asset ETPs. The Fund may also invest directly in U.S.-listed Crypto Asset ETPs to achieve long exposure to Crypto Assets.

If the Fund is unable to obtain the necessary exposure through the above-described derivatives and other investments, or encounters other constraints (e.g., market or regulatory), the Fund may not always achieve investment results, before fees and expenses, that correspond to two times (2X) the daily performance of Fund’s Target Portfolio, and may return substantially less during such periods.

At the end of each day, the Fund’s derivatives and other investments are valued using market valuations and the Fund’s investment adviser rebalances the Fund’s holdings in an attempt to maintain leveraged exposure of approximately 200% to the aggregate performance of the Fund’s Target Portfolio.

For examples of a hypothetical investment in the Fund, see the prospectus section entitled “Additional Information About the Funds – Principal Investment Strategies.”

Fund performance for periods greater than one single day is primarily (but not solely) a function of the following factors: a) the volatility of the Target Portfolio; b) the performance of the Target Portfolio; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses.

Cayman Subsidiary

The Fund intends to gain 2X daily exposure to the performance of the Target Portfolio either through direct investments or indirectly by investing through a wholly-owned Cayman Islands subsidiary (the “Subsidiary”) that is advised by the Adviser and the Sub-Adviser (defined below). The Fund may invest up to 25% of its total assets in the Subsidiary, tested at the end of each fiscal quarter.

The Subsidiary will generally invest in the types of investments, such as Crypto Asset Futures, that do not generate “qualifying income” under the source of income test required to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Unlike the Fund, the Subsidiary may invest without limitation in such investments; however, the Subsidiary will comply with the same 1940 Act requirements that are applicable to the Fund’s transactions in derivatives. In addition, the Subsidiary will be subject to the same fundamental investment restrictions as the Fund and will comply with them on an aggregate basis with the Fund, and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a RIC under the Code. The Fund is the sole investor in the Subsidiary and does not expect the shares of the Subsidiary to be offered or sold to other investors. Because the value of the Subsidiary must not exceed 25% of the Fund’s value at the close of any quarter, the Subsidiary may need to sell assets as a quarter-end approaches and pay a dividend to the Fund. This dividend will constitute qualifying income for RIC purposes. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.

Collateral

The Fund will hold assets to serve as collateral for the Fund’s derivatives transactions. For those collateral holdings, the Fund may invest in (1) U.S. Government securities, such as short-term Treasury Bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements to help it meet its daily investment objective of seeking, before fees and expenses, twice (2x) the daily performance of the Target Portfolio. Entry into such agreements allows the Fund to maintain the desired level of leveraged exposure to the Target Portfolio and also maintain its tax status as a RIC on days in and around quarter-end. Reverse repurchase agreements are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

The Fund intends to qualify for treatment as a RIC under the Code. As a result, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it will use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test.

Fund Attributes

The Fund is classified as “non-diversified” under the 1940 Act.

The Fund has adopted a policy to have, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, invested in securities or financial instruments designed to provide 2X the daily performance of a Target Portfolio providing exposure to the returns of a select group of Crypto Assets.

Due to the Fund’s investment strategy, the Fund may have economic exposure that is concentrated (i.e., more than 25% of its total assets) in an industry or group of industries, if any, assigned to one or more of the Crypto Assets comprising the Target Portfolio.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Target Portfolio over the same period. The Fund will lose money if the Target Portfolio’s performance is flat over time, and because of daily rebalancing, the volatility of the Target Portfolio and the effects of compounding, the Fund may lose money over time while the Target Portfolio’s performance increases over a period longer than a single day. As a consequence, investors should not plan to hold shares of the Fund unmonitored for periods longer than a single trading day.

Information About Crypto Assets

As noted above, the Fund does not invest directly in any Crypto Asset. The Fund does not invest in or seek direct exposure to the current “spot” or cash price of any Crypto Asset. Investors seeking direct exposure to the price of a Crypto Asset should consider an investment other than the Fund. However, certain Crypto Asset ETPs may invest directly or indirectly (e.g., via derivatives) in Crypto Assets.

The following sections provide an overview of the Crypto Assets currently eligible for the Fund to seek exposure to via Target Portfolio investments in swaps, options, futures contracts or Crypto Asset ETPs as described above.

Ether

Ether is a digital asset which serves as the unit of account on an open-source, decentralized, peer-to-peer computer network. Ether may be used to pay for goods and services, stored for future use, or converted into a government-issued currency. As of the date of this Prospectus, the adoption of ether for these purposes has been limited. The value of ether is not backed by any government, corporation, or other identified body. The value of ether is determined in part by the supply of and demand for, ether in the markets for exchange that have been organized to facilitate the trading of ether. Ether is the second largest digital asset by market capitalization behind Bitcoin.

Ether is maintained on the decentralized, open source, peer-to-peer computer network (“Ethereum Network”). No single entity owns or operates the Ethereum Network. The Ethereum Network is accessed through software and governs the creation and movement of ether. The source code for the Ethereum Network is open-source, and anyone can contribute to its development.

Ethereum Network

The infrastructure of the Ethereum Network is collectively maintained by participants in the Ethereum Network, which includes validators, developers, and users. Validators validate transactions and are currently compensated for that service in ether, as determined by the Ethereum Protocol. Developers maintain and contribute updates to the Ethereum Network’s source code. Users access the Ethereum Network using open-source software. Anyone can be a user, developer, or validator.

Ether is maintained on a digital transaction ledger commonly known as a “blockchain.” A blockchain is a type of shared and continually reconciled database, stored in a decentralized manner on the computers of certain users of the digital asset and is protected by cryptography. The Ethereum blockchain contains a record and history for each ether transaction.

The Ethereum blockchain allows for the creation of decentralized applications that are supported by a transaction protocol referred to as “smart contracts,” which includes the cryptographic operations that verify and secure ether transactions. A smart contract operates by a pre-defined set of rules (i.e., “if/then statements”) that allows it to automatically execute code on the Ethereum Network. Such actions taken by the pre-defined set of rules are not necessarily contractual in nature but are intended to eliminate the need for a third party to carry out code execution on behalf of users, making the system decentralized, allowing decentralized application developers to create a wide range of applications. Requiring payment in Ether on the Ethereum Network incentivizes developers to write quality applications and increases the efficiency of the Ethereum Network because wasteful code costs more. It also ensures that the Ethereum Network remains economically viable by compensating people for their contributed computational resources.

Ethereum Protocol

The Ethereum Protocol is an open source project with no official company or group in control. Anyone can review the underlying code and suggest changes. Because there is no central authority, the release of updates to the Ethereum Protocol source code by developers does not guarantee that the updates will be automatically adopted by the other participants. Users and validators must accept any changes made to the source code by downloading the proposed modification and that modification is effective only with respect to those ether users and validators who choose to download it. As a practical matter, a modification to the source code becomes part of the Ethereum Network only if it is accepted by validators that collectively represent a supermajority (two-thirds) of the cumulative validations on the Ethereum blockchain.

If a modification is accepted by only a portion of users and validators, a division will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.”

New ether is created through “staking” of ether by validators. Validators are required to stake ether in order to perform validation activities and then, as a reward, earn newly created ether. Validation activities include verifying transactions, storing data, and adding to the Ethereum blockchain. Further, with its collective computing power on the distributed network, the Ethereum network provides the ability to execute peer-to-peer transactions to realize, via smart contracts, automatic, conditional transfer of value and information, including money, voting rights, and property.

Solana

Solana is a digital asset that is created and transmitted through the operations of the peer-to-peer “Solana Network,” a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the Solana Network, the infrastructure of which is collectively maintained by a decentralized user base. The Solana Network allows people to exchange tokens of value, called “SOL,” which are recorded on a public transaction ledger known as a blockchain. SOL can be used to pay for goods and services, including computational power on the Solana Network, or it can be converted to fiat currencies, such as the U.S. Dollar, at rates determined on digital asset exchanges or in individual end-user to end-user transactions under a barter system. The value of SOL is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate the trading of SOL.

Solana Network.

The Solana network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and vali- dation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the Solana Protocol (described below) and the software that enforces the Protocol and (3) users who choose which version of the Solana software to run. From time to time, the developers suggest changes to the Solana software. If a validator elects not to adopt the changes, or implements changes independently, a new digital asset operating on a modified version of the Solana software may be created. This is often referred to as a “fork.” The price of SOL may be negatively impacted by events culminating in forks. The Solana Network was designed to allow users to write and implement smart contracts – that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create digital assets other than SOL on the Solana Network. Smart contract operations are executed on the Solana Blockchain in exchange for payment of SOL. Similar to the Ethereum network, the Solana Network is one of a number of projects intended to expand blockchain use beyond just a peer-to-peer money system.

Solana Protocol.

The Solana Protocol introduced the Proof-of-History (“PoH”) time-stamping mechanism. PoH automatically orders on-chain transactions by creating a historical record that proves an event has occurred at a specific moment in time. PoH is intended to provide a transaction processing speed and capacity advantage over other blockchain networks like Bitcoin and Ethereum, which rely on sequential production of blocks and can lead to delays caused by validator confirmations. In addition to the PoH mechanism, the Solana Network uses a proof-of-stake (“PoS”) consensus mechanism to incentivize SOL holders to validate transactions. Unlike proof-of-work, in which miners expend computational resources to compete to validate transactions and are rewarded coins in proportion to the amount of computational resources expended, in PoS, validators risk or “stake” coins to compete to be randomly selected to validate transactions and are rewarded coins in proportion to the amount of coins staked. Any malicious activity, such as disagreeing with the eventual consensus or otherwise violating protocol rules, results in the forfeiture or “slashing” of a portion of the staked coins. PoS is viewed as more energy efficient and scalable than proof-of-work and is sometimes referred to as “virtual mining.”

Solana Foundation

The Solana Protocol was first conceived by Anatoly Yakovenko in a 2017 whitepaper. Development of the Solana Network is overseen by the Solana Foundation, a Swiss non-profit organization, and Solana Labs, Inc. (the “Company”), a Delaware corporation, which administered the original network launch and token distribution. Although the Company and the Solana Foundation continue to exert significant influence over the direction of the development of SOL, the Solana Network is decentralized and does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of SOL.

Ripple

Ripple, also referred to as “XRP,” is a digital asset which serves as the unit of account on an open-source, decentralized, peer-to-peer computer ledger, known as the “XRP Ledger.” XRP may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. The XRP Ledger focuses on transaction utility, seeking to provide fast, low-cost cross-border payments. It is designed to be a global real-time payment and settlement system, improving the speed of value transfer and reducing the fees and delays typically seen in traditional interbank payment systems. As of the date of this Prospectus, the adoption of XRP for these purposes has been limited. The value of XRP is not backed by any government, corporation, or other identified body. The value of XRP is determined in part by the supply and demand for XRP in the markets for exchange that have been organized to facilitate the trading of XRP. New XRP is not created through staking (i.e., earning tokens in return for validating transactions) or mining new tokens. Instead, all XRP was created at the inception of the XRP Ledger, and the supply of XRP is limited by design to 100 billion tokens (with over 59 billion in circulation as of the date of this Prospectus). XRP is maintained on the decentralized, open source, peer-to-peer XRP Ledger. No single entity owns or operates the XRP Ledger. The XRP Ledger is accessed through software and governs XRP’s creation and movement. The source code for the XRP Ledger, known as the “XRP Protocol,” is open-source, and anyone can contribute to its development.

XRP Ledger and XRP Protocol

The infrastructure of the XRP Ledger is collectively maintained by various participants in the XRP Ledger, which include validators (those who validate ledger transactions), developers (those who maintain and contribute updates to the ledger), and users (those who access the ledger using open-source software). Anyone can be a validator, developer or user. The XRP Ledger is a digital transaction ledger commonly known as a “blockchain.” A blockchain is a type of shared and continually reconciled database, stored in a decentralized manner on the computers of certain users of the digital asset and protected by cryptography. The XRP Ledger, operating as XRP’s blockchain, contains a record and history for every XRP transaction. Validators use specialized computer software and hardware to verify transactions and add to the XRP Ledger. A new block is then confirmed through acceptance by designated validators who maintain versions of the blockchain on their individual computers.

The XRP protocol is an open source project with no single official company or group owning, operating or controlling it or the XRP Ledger. Anyone can review the underlying code and suggest changes, although Ripples Labs, a Delaware corporation, initially created and developed XRP and the XRP Ledger. As such, it regularly contributes to XRP software and developers at Ripple Labs are able to access, and can alter, the XRP Ledger source code. As a result, Ripple Labs is responsible for quasi-official releases of updates and other changes to the XRP Ledger’s source code.

XRP Ledger Foundation.

The XRP Ledger Foundation is an independent organization established to support the development and adoption of the XRP Ledger. It is also influential in the development and governance of the XRP Ledger. While Ripple Labs is a key contributor to the XRP Ledger Foundation, the foundation aims to maintain the ledger as open and decentralized, promoting transparency and inclusivity in its governance and development. As an open-source project, the XRP Ledger also has contributions from independent developers and other entities interested in its success. These community contributors can propose changes, submit pull requests, and report issues on the XRP Ledger’s GitHub repository.

Operation of the XRP Ledger

A network of independent nodes validates transactions on the XRP Ledger using a consensus-based algorithm, known as the Ripple Protocol Consensus Algorithm (“RPCA”). The RPCA relies on trusted validators to operate a network of independent validator nodes that validate transactions on the XRP Ledger. These nodes do not mine new blocks or tokens, but instead, participate in a consensus process to seek to ensure that transactions are valid and correctly ordered on the ledger. Any node can act as a validator, but for practical purposes, the XRP Ledger depends on a trusted set of validators known as the Unique Node List (the “UNL”). Validators can be individuals, institutions, or organizations, and they seek to ensure the integrity and accuracy of the ledger. Each node maintains a UNL, which is a list of other validators that the node trusts. Users and validators must accept any changes made to the source code by downloading the proposed modification and then such modification is effective only with respect to those XRP users and validators who choose to download it. As a practical matter, a modification to the source code becomes part of the XRP Ledger only if it is accepted by participants that collectively have a majority of the processing power on the XRP Ledger. If a modification is accepted by only a percentage of users and validators, a division will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.” The value of XRP, and in turn the value of the Fund, may be negatively impacted in the event of a fork.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per Share, trading price, yield, total return, and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Compounding and Market Volatility Risk. The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from two times (200%) the Target Portfolio’s performance, before the Fund’s management fee and other expenses. Compounding affects all investments but has a more significant impact on funds that aim to replicate leveraged daily returns and that rebalance daily. For the Fund aiming to replicate two times the daily performance of the Target Portfolio, if adverse daily performance of the Target Portfolio reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Target Portfolio increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding becomes more pronounced as the Target Portfolio’s volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Target Portfolio during a shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how the Target Portfolio’s volatility could affect the Fund’s performance. The chart illustrates the impact of two factors that affect the Fund’s performance – the Target Portfolio’s volatility and the Target Portfolio’s performance. The Target Portfolio’s performance shows the percentage change in the value of the Target Portfolio over the specified time period, while the Target Portfolio’s volatility is a statistical measure of the magnitude of fluctuations in the returns during that time period. As illustrated below, even if the Target Portfolio’s performance over two equal time periods is identical, different Target Portfolio volatility (i.e., in magnitude of fluctuations in the value of the Target Portfolio) during the two time periods could result in drastically different Fund performance for the two time periods because of compounding daily returns during the time periods.

Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) the Target Portfolio volatility; b) the Target Portfolio performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses. The chart shows estimated Fund returns for a number of combinations of Target Portfolio volatility and Target Portfolio performance over a one-year period. Performance shown in the chart assumes that: (i) there were no Fund expenses; (ii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected the estimated returns would be different than those shown. Particularly during periods of higher Target Portfolio volatility, compounding will cause results for periods longer than a trading day to vary from two times (200%) the performance of the Target Portfolio.

As shown in the chart below, the Fund would be expected to lose 6.1% if there was no change in the value of the Target Portfolio over a one-year period during which the Target Portfolio experienced annualized volatility of 25%. If the Target Portfolio’s annualized volatility were to rise to 75%, the hypothetical loss for a one-year period would widen to approximately -43%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if there was no change in the value of the Target Portfolio. For instance, if the Target Portfolio’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Target Portfolio change in the value of the Target Portfolio for the year was 0%.

Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than two times (200%) the performance of the Target Portfolio and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than two times (200%) the performance of the Target Portfolio. The Fund’s actual performance may be significantly better or worse than the performance shown below as a result of any of the factors discussed above or in the “Daily Correlation/Tracking Risk” below.

Estimated Returns of 200% or Two Times Performance of the Target Portfolio

Target Portfolio Performance		One Year Volatility Rate
One Year Target Portfolio Performance	2X Times (200%) the One Year Performance	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

Since market volatility has negative implications for the Fund which rebalances its derivatives daily, investors should be sure to monitor and manage their investments in the Fund particularly in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of the then-current Target Portfolio’s historical volatility, which are expected to be high. Historical volatility and performance for the Target Portfolio are not likely indicative of future volatility and performance.

Daily Correlation/Tracking Risk. There is no guarantee that the Fund will achieve a high degree of leveraged correlation to the Target Portfolio and therefore achieve its daily leveraged investment objective. To achieve a high degree of leveraged correlation with the Target Portfolio, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its daily leveraged investment objective. The possibility of the Fund being materially over- or under-exposed to the Target Portfolio increases on days when the Target Portfolio is volatile near the close of the trading day. Additionally, if securities within the Target Portfolio exhibit unexpected or heightened correlations, the Fund’s ability to achieve its daily investment objective may be adversely impacted as overlapping exposures may reduce potential diversification benefits and amplify the effects of market movements. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. If there is a significant intra-day market event and/or the Target Portfolio experiences a significant increase or decline, the Fund may not meet its investment objective, be able to rebalance its portfolio appropriately, or may experience significant premiums or discounts, or widened bid-ask spreads.

The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may also be impacted by large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Target Portfolio. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s leveraged correlation to the Target Portfolio. Finally, during periods of high volatility, compounding effects and correlation shifts between securities in the Target Portfolio may cause the Fund’s returns to deviate materially from two times (2X) the daily performance of the Target Portfolio.

Crypto Assets Risk. Crypto Assets are relatively new and are subject to unique and substantial risks. The Fund’s investment strategy of seeking leveraged exposure to Crypto Assets is subject to uncertainties, and potential financial losses, associated with exposure to Crypto Assets. Crypto Assets are designed as mediums of exchange and are still an emerging asset class. They operate independently of any central authority or government backing and are subject to regulatory changes and at times extreme price volatility. The trading platforms for digital assets are relatively new, largely unregulated, and thus more vulnerable to fraud and failures compared to traditional, regulated exchanges. Shutdowns of these platforms due to fraud, technical glitches, or security issues can significantly affect digital asset prices and market volatility. Crypto Asset markets have experienced considerable volatility, leading to market disruptions and at times erosion of confidence among market participants. This instability and the resultant negative publicity could adversely affect the Fund’s reputation and trading prices. Ongoing Crypto Asset market turbulence could significantly impact the value of the Fund’s shares. Blockchain technologies, which underpin Crypto Assets, are relatively new, and many of their applications are untested. The adoption of blockchain and the development of competing platforms or technologies could affect its usage. Investments in companies or vehicles that utilize blockchain technology are subject to market volatility and may experience lower trading volumes compared to more established industries. Additionally, regulatory changes, internet disruptions, cybersecurity incidents, and intellectual property disputes could further affect the adoption and functionality of blockchain technology.

●	Ether Risk

Ether is a relatively new and is subject to unique and substantial risks. The market for ether is subject to rapid price swings, changes and uncertainty. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price and liquidity of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked ether (i.e., ether that is deposited to support the Ethereum Network), they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments.

A significant portion of ether is held by a small number of holders sometimes referred to as “whales.” Transactions by these holders may influence the price of ether. The value of ether may be substantially dependent on speculation, such that trading and investing in ether generally may not be based on fundamental analysis. The exposure of ether to instability and other speculative parts of the blockchain crypto industry, such as an event that is not necessarily related to the security or utility of the Ethereum Network, can nonetheless precipitate a significant decline in the price of ether. There are risks related to fragmentation and lack of regulatory compliance with regard to crypto asset trading platforms. The crypto asset trading platforms upon which ether is traded are or may become subject to enforcement actions by regulatory authorities.

Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading venues are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of ether trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ether.

Legal or regulatory changes may negatively impact the operation of the Ethereum Network or restrict the use of ether. For example, if ether were determined to be or were expected to be determined to be a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in ether, trading in ether futures may become significantly more volatile and/or completely halted, and the value of an investment in the Underlying ETPs and/or the Fund could decline significantly and without warning, including to zero.

The creation of a “fork” (as described above) or a substantial giveaway of ether (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of ether. A fork may be intentional, such as the ‘Merge.’ The ‘Merge’ refers to protocol changes altering the method by which transactions are validated.

●	Solana Risk

Solana, also referred to as SOL, is a relatively new innovation and is subject to unique and substantial risks. SOL operates as a decentralized, peer-to-peer financial trading platform and value storage that is used like money. However, it has no central governmental or banking authority, is not backed by any government and not a legal tender. The markets for SOL may be less liquid and more volatile than other markets for more established products. It may be difficult to execute a SOL trade at a specific price when there is a relatively small volume of buy and sell orders in the SOL market. A market disruption can also make it more difficult to liquidate a position or find a suitable counterparty at a reasonable cost.

The market for SOL is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for SOL may be the result of speculation. The value of SOL has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of SOL may artificially inflate or deflate the price of SOL and increase volatility. A significant portion of SOL is held by a small number of holders sometimes referred to as “whales.” Transactions by these holders may influence the price of SOL and these holders may have the ability to manipulate the price of SOL.

The further development of the SOL Network and the acceptance and use of SOL may be subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the SOL Network or the acceptance of SOL may adversely affect the price and liquidity of SOL. If one or a coordinated group of validators were to gain control of a significant proportion of SOL, they could (depending on the proportion of control gained), impede, reverse or prevent confirmation of transactions, causing a fork in the blockchain that could result in one portion of the network running the pre-modification software and the other portion of the network running the modified software – an event that could negatively impact the value of SOL and in turn the value of the Fund. Gaining such control over the network could also result in manipulation of the blockchain and cast doubt on new SOL transactions on the Solana Network.

SOL is subject to the risk of fraud, theft, manipulation, securities failures, and operational or other problems that impact SOL trading venues. Unlike the exchanges for more traditional assets, such as equity securities and established futures contracts, SOL and SOL trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote SOL in a way that may artificially increase the price of SOL). Investors may be more exposed to the risk of theft, fraud, market manipulation, and operational failures than when investing in more traditional asset classes. Over the past several years, the Solana Network has reportedly suffered multiple network outages including those arising from software problems, security vulnerabilities, and denial of service and bot attacks. Similarly, software and wallets employed by users and validators to access the Solana Network and transact in SOL may suffer from fraud, theft, disruptions, glitches or other problems negatively impacting the value of SOL. Investors in SOL may have little or no recourse should such theft, fraud, manipulation or other problems occur and could suffer significant losses.

Legal or regulatory changes may negatively impact the operation of the Solana Network and Protocol or restrict the use of Solana. For example, if SOL were determined or were expected to be determined to be offered and sold as a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in SOL.

●	Ripple Risk

Ripple, also referred to as XRP, is a relatively new innovation and is subject to unique and substantial risks. XRP operates as a decentralized, peer-to-peer financial trading platform and value storage that is used like money. However, it has no central governmental or banking authority, is not backed by any government and not a legal tender. The markets for XRP may be less liquid and more volatile than other markets for more established products. It may be difficult to execute an XRP trade at a specific price when there is a relatively small volume of buy and sell orders in the XRP market. A market disruption can also make it more difficult to liquidate a position or find a suitable counterparty at a reasonable cost.

The market for XRP is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for XRP may be the result of speculation. The value of XRP has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of XRP may artificially inflate or deflate the price of XRP and increase volatility. A significant portion of XRP is held by a small number of holders sometimes referred to as “whales.” Transactions by these holders may influence the price of XRP and these holders may have the ability to manipulate the price of XRP.

The further development of the XRP Ledger and the acceptance and use of XRP may be subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the XRP Ledger or the acceptance of XRP may adversely affect the price and liquidity of XRP. A network of independent validator nodes validates transactions on the XRP Ledger. Any node can act as a validator, but the XRP Ledger depends on the UNL, a list of trusted validators. If more than 20% of the validators on a server’s UNL disagree, the server stops validating new ledgers to avoid potential inconsistencies or attacks. If this occurs, it is referred to as a “fork” and can result in one portion of the network running the pre-modification source code and the other portion of the network running the modified source code – an event that could negatively impact the value of XRP. If one or more malicious actors obtain control of greater than 20% of the validators on the XRP Ledger, those validators may cause the network to fail to reach a consensus and throw new transactions on the XRP Ledger into doubt. If a malicious actor took control of more than 80% of the validator nodes, those validators would have the ability to manipulate the XRP Ledger, create and engage in invalid transactions, or otherwise break the rules of the network.

XRP is subject to the risk of fraud, theft, manipulation, securities failures, and operational or other problems that impact XRP trading venues. Unlike the exchanges for more traditional assets, such as equity securities and established futures contracts, XRP and XRP trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote XRP in a way that may artificially increase the price of XRP). Investors may be more exposed to the risk of theft, fraud, market manipulation, and operational failures than when investing in more traditional asset classes. Over the past several years, a number of XRP trading venues have been closed due to fraud, failure or security breaches. Investors in XRP may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.

The XRP Ledger has historically maintained high availability but has experienced notable disruptions. Ripple reported an unusual 15-minute latency spike on August 15, 2025, which affected only a selective group of peer connections rather than the entire network. This issue was determined to have been caused by external factors, such as temporary internet service provider (ISP) congestion or specific network routing changes. On November 25, 2024, the XRP Ledger faced a disruption of approximately 10-minutes when several nodes crashed and restarted simultaneously, briefly halting transaction processing. No asset losses occurred during these incidents, and built-in safety protocols operated to support network recovery in both cases. On February 4, 2025, the XRP Ledger experienced an unexpected halt in block production for approximately 64 minutes. During that time no new ledgers were validated, temporarily pausing all transactions. In December 2023, the launch of an “XRP Script” initiative led to a 350% increase in daily transactions from users creating low-value non-fungible tokens (NFTs). This surge in activity caused congestion, as validators struggled to keep up with the transaction demands, causing the transaction processing to temporarily fall to just 50 per second, far below the XRP Ledger’s typical capacity of 1,500 transactions per second.

Legal or regulatory changes may negatively impact the operation of the XRP protocol and network or restrict the use of XRP. For example, if XRP were determined or were expected to be determined to be offered and sold as a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in XRP.

Crypto Asset ETP Risk. The Fund may invest directly in Crypto Asset ETPs or gain exposure to their returns indirectly through the use swaps or options that use them as reference assets. Crypto Asset ETPs are subject to management fees and other fees that may increase their costs versus the costs of investing in other types of investments. When the Fund invests directly in Crypto Asset ETPs, it will indirectly bear its proportionate share of management fees and other expenses that are charged by Crypto Asset ETPs, in addition to the management fees and other expenses paid by the Fund, resulting in the Fund incurring higher and duplicative expenses to the extent it invests directly in underlying Crypto Asset ETPs. There is also the risk that the Fund may suffer losses due to the investment practices of the Crypto Asset ETPs. The Fund will be subject to substantially the same risks as those associated with the direct ownership of the assets held by the underlying Crypto Asset ETPs. Additionally, the market price of the shares of underlying Crypto Asset ETPs in which the Fund invests will fluctuate based on changes in the values of the underlying Crypto Asset ETPs’ assets as well as changes in the supply and demand of their shares in the secondary market. It is also possible that an active secondary market for an underlying Crypto Asset ETP’s shares may not develop, and market trading in the shares of the underlying Crypto Asset ETP may be halted under certain circumstances. Crypto Asset ETPs are relatively new investment products and therefore these investment products may have limited operating histories.

The Fund may invest in shares of certain Crypto Asset ETPs that directly hold spot or physical Crypto Assets plus cash (known as “spot ETPs”). In addition to the risks above, spot Crypto Asset ETPs pose additional risks due to their direct holdings of Crypto Assets including (i) security threats to their spot Crypto Asset accounts at custodians resulting in loss of assets or reputational damage; (ii) valuation difficulties due to the price volatility and potential limited liquidity of Crypto Assets; and (iii) safekeeping lapses or default by custodians for spot Crypto Asset ETPs. The Fund may invest in Crypto Asset ETPs, including spot Crypto Asset ETPs, that are not registered under the 1940 Act and therefore do not have the protections expressly provided by the 1940 Act, including: provisions preventing underlying Crypto Asset ETP insiders from managing an ETP to their benefit and to the detriment of shareholders; provisions preventing an underlying Crypto Asset ETP from issuing securities having inequitable or discriminatory provisions; provisions preventing management by irresponsible persons; provisions preventing the use of unsound or misleading methods of computing underlying Crypto Asset ETP earnings and net asset value; provisions prohibiting suspension of redemptions (except under limited circumstances); provisions limiting leverage; provisions imposing a fiduciary duty on managers with respect to receipt of compensation for services; and provisions preventing changes in an underlying Crypto Asset ETP’s character without the consent of shareholders.

Derivatives Risk. The Fund’s derivative investments carry risks such as an imperfect match between the derivative’s performance and its underlying assets or index, and the potential for loss of principal, which can exceed the initial investment. Additionally, there are risks related to the possible default of the transaction’s counterparty and the illiquidity of derivatives, making them hard to sell or trade. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Swap Agreements Risk. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to structure such swap agreements in accordance with the Fund’s investment objective and to identify counterparties for those swap agreements. If the Adviser is unable to enter into swap agreements that provide leveraged exposure to a Crypto Asset related Investment, the Fund may not meet its stated investment objective. Additionally, any financing, borrowing or other costs associated with using swap transactions may also have the effect of lowering the Fund’s return.

The swap agreements in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities.

If a Target Portfolio’s derivative investment has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the investment later reverses all or a portion of its movement.

Options Contracts Risk. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political events, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. The value of the options contracts in which the Fund invests is substantially influenced by the value of the underlying Crypto Assets related investments used as reference instruments. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to Crypto Asset related investments through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses. The use of options to generate leverage introduces additional risks, including significant potential losses if the market moves unfavorably. The leverage inherent in options can amplify both gains and losses, leading to increased volatility and potential for substantial losses, particularly in periods of market uncertainty or low liquidity. Additionally, the Fund may incur losses if the value of a Crypto Asset related investment moves against its positions, potentially resulting in a complete loss of the premium paid.

Futures Contracts Risk - Generally. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) the inability to predict correctly the direction of prices, interest rates, currency exchange rates and other economic factors; (vi) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vii) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract.

Crypto Asset Futures Contracts Risks. The market for Crypto Asset Futures Contracts may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the markets for Crypto Asset Futures Contracts have grown substantially in recent years, there can be no assurance that this growth will continue. The price for a Crypto Asset Futures Contract is based on a number of factors, including the supply of and the demand for the specific Crypto Asset traded in the futures markets. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for Crypto Asset Futures Contracts and limit the Fund’s ability to achieve its desired exposure to Crypto Assets. If the Fund is unable to achieve such exposure, it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like Crypto Asset Futures Contracts may be considered aggressive and may expose the Fund to significant counterparty, liquidity and other risks.

The performance of Crypto Asset Futures Contracts, in general, has historically been highly correlated to the performance of their underlying Crypto Asset, but there can be no assurance that this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of Crypto Asset Futures Contracts and decrease the correlation between the performance of Crypto Asset Futures Contracts and their corresponding Crypto Asset, over short or even long-term periods. In the event that there are persistent disconnects between the performance of Crypto Assets and their respective Crypto Asset Futures Contracts, the Fund may not be able to obtain the desired leveraged exposure and may not be able to achieve its investment objective. In addition, the performance of distant month futures contracts is likely to differ more significantly from the performance of the spot prices of Crypto Assets. To the extent the Fund is invested in distant month Crypto Asset Futures Contracts, the performance of the Fund’s Crypto Asset Futures Contracts should be expected to deviate more significantly from the performance of the corresponding Crypto Asset. Moreover, price differences between a Crypto Asset and its corresponding Crypto Asset Futures Contracts will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in a Crypto Asset, including larger losses or smaller gains.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in derivatives which exposes the Fund to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund and the Fund may be unable to recover its investment from such counterparty or may obtain a limited and/or delayed recovery.

Counterparties may seek to hedge their exposure to individual clients (such as the Fund) by establishing offsetting exposures with other clients, however, there is no guarantee that counterparties will do so under all circumstances. Should a counterparty (e.g., a swap counterparty) terminate its relationship with the Fund, the Fund will seek to utilize other counterparties to seek to maintain its exposures. In addition, the Fund may use options contracts to seek to generate the leverage necessary to implement its strategy. The use of options contracts introduces distinct risks, including heightened volatility, particularly intraday. While options may provide an ancillary benefit of mitigating some losses under specific scenarios, such as severe market downturns, their inherent leverage and rapid price fluctuations can amplify the Fund’s performance volatility and lead to greater risks of substantial losses. Refer to “Derivatives Risk – Options Contracts Risks” for additional information on the risks of investing in options.

In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Target Portfolio will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the value of the Target Portfolio, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the value of the Target Portfolio declines more than 50%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Target Portfolio’s share price.

Concentration Risk. The Fund will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that the Fund will have economic exposure that is concentrated to the industries, if any, assigned to the Crypto Assets that it seeks indirect exposure to through its Target Portfolio. As a result, the Fund may be more susceptible to loss due to adverse occurrences that affect the price of such industries more than the market as a whole.

Intra-Day Investment Risk. The Fund seeks investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the market value of the Target Portfolio at the market close on the first trading day and the market value of the Target Portfolio at the time of purchase. If the market value of the Target Portfolio rises, the Fund’s net assets will rise by approximately twice the amount as the Fund’s exposure. Conversely, if the market value of the Target Portfolio declines, the Fund’s net assets will decline by approximately two times the amount as the Fund’s exposure. Thus, an investor that purchases Shares intra-day may experience performance that is greater than, or less than, the Fund’s stated leveraged performance of the Target Portfolio.

If there is a significant intra-day market event and/or the securities of the Target Portfolio experience a significant increase or decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately.

Cayman Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The futures contracts, other derivatives and other investments held by the Subsidiary are subject to the same economic risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. In addition, the Subsidiary is also subject to many of the risks to which the Fund is subject, such as tax risks, commodity related risks, and market and data risks.

Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations, or other legally binding authority. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. If, as a result of any adverse future legislation, U.S. Treasury regulations, and/or guidance issued by the Internal Revenue Service (the “IRS”), the income of the Fund from certain commodity-linked derivatives, including income from the Fund’s investments in the Subsidiary, were treated as non-qualifying income, the Fund may fail to qualify as RIC and/or be subject to federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a RIC may limit the Fund’s use of such derivative instruments.

The Fund intends to limit its investment in the Subsidiary to no more than 25% of the value of its total assets in order to satisfy certain asset diversification requirements for taxation as a regulated investment company. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodity futures and swaps will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the CEA and CFTC rules. The Adviser is registered as a commodity pool operator (“CPO”) and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. However, the Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to achieve its investment objective. The CFTC has not passed on the adequacy of this Prospectus.

ETF Risk.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. The costs associated with cash redemptions may include brokerage costs that the Fund may not have incurred if it had made the redemptions in-kind. These costs could be imposed on the Fund, decreasing its NAV, to the extent these costs are not offset by a transaction fee payable by an authorized participant.

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This adverse effect on liquidity for the Fund’s shares may lead to wider bid-ask spreads and differences between the market price of the Fund’s shares and the underlying value of the shares.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

High Portfolio Turnover Risk. Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on exchanges (such as the Exchange), could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of its investment objective which aims to replicate two times the daily percentage change in the price of the Target Portfolio. Tracking error may occur for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, being under- or overexposed to the Target Portfolio or the need to meet new or existing regulatory requirements. Tracking error risk may be heightened during times of market volatility or other unusual market conditions such as market disruptions. The Fund may be required to deviate from its investment objectives, and therefore experience tracking error, as a result of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Adviser and its affiliates.

Liquidity Risk. Some securities held by the Fund may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Target Portfolio. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s Share price and total return to be reduced and fluctuate more than other types of investments.

Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser or Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Fund’s investment approach heavily relies on the use of leverage to manage overall investment risk. However, this strategy inherently carries the risk of magnifying the Fund’s exposures, potentially undermining its foundational investment thesis. If the Adviser or Sub-Adviser fails to effectively control the leveraging risk, the Fund’s investment objective may become unachievable. Therefore, the success of the Fund is closely tied to the Adviser’s and Sub-Adviser’s ability to adeptly manage the risks associated with leveraged instruments.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Newer Sub-Adviser Risk. The Sub-Adviser is a recently formed entity and has limited experience with managing an ETF, which may limit the Sub-Adviser’s effectiveness. As a result, there is no long-term track record against which an investor may judge the Sub-Adviser and it is possible the Sub-Adviser may not achieve the Fund’s intended investment objective.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Tax Risk. The Fund intends to treat any income received by its Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders and to meet the requirement that the Subsidiary have a value not in excess of 25% of the Fund’s value at the close of a quarter. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.quantifyfunds.com.

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund and the Subsidiary.

Investment Sub-Adviser: Quantify Chaos Advisors, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund and the Subsidiary.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund and the Subsidiary.

Stephen Foy, Portfolio Manager for the Adviser has been a portfolio manager of the Fund and the Subsidiary since their inception in 2025.

Christopher P. Mullen, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund and the Subsidiary since their inception in 2025.

David Dziekanski, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund and the Subsidiary since their inception in 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.quantifyfunds.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

QUANTIFY 2X DAILY ALTALT SEASON CRYPTO ETF – FUND SUMMARY

Important Information About the Fund

The Quantify 2X Daily AltAlt Season Crypto ETF (the “Fund”) seeks daily investment results, before fees and expenses, that correspond to two times (2X) the performance of an actively-managed group of investments providing exposure to the returns of a select group of crypto assets (described below) for a single day (the group of investments providing exposure to the returns of the crypto assets is referred to as the “Target Portfolio”).

Because the Fund seeks daily leveraged investment results, it is very different from most other exchange-traded funds. It is also riskier than alternatives that do not use leverage.

The return for investors that invest for periods longer or shorter than a trading day should not be expected to be 2X of the performance of the Target Portfolio for the period. The return of the Fund for a period longer than a trading day will be the result of each trading day’s compounded return during such period held, which will very likely differ from 2X the return of the Target Portfolio for that period. Holding shares of the Fund for longer than a single day and higher volatility of the Target Portfolio increase the impact of compounding on an investor’s returns, which may have a negative or positive impact on an investor’s returns. During periods of higher Target Portfolio volatility, the volatility of the Target Portfolio may affect the Fund’s return as much as, or more than, the return of the Target Portfolio. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Target Portfolio during a shareholder’s holding period of an investment in the Fund. See “Principal Investment Risks – Compounding and Market Volatility Risk” below for an example of how volatility of the Target Portfolio may affect the Fund’s return as much as, or more than, the return of the Target Portfolio.

The Fund is not suitable for all investors. The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking daily leveraged (2X) investment results, understand the risks associated with the use of leverage, and are willing to monitor their portfolios frequently. The Fund is not intended to be used by, and is not appropriate for, investors who do not intend to actively monitor and manage their portfolios. For periods longer than a single day, the Fund will lose money if the Target Portfolio’s performance is flat, and it is possible that the Fund will lose money even if the Target Portfolio’s market value increases over a period longer than a single day. An investor could lose the full principal value of his/her investment within a single day.

The Fund expects to gain 2X exposure to its Target Portfolio by investing a portion of its assets in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). In order to qualify as a regulated investment company (“RIC”) for purposes of federal income tax treatment under the Internal Revenue Code of 1986 (the “Code”), the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective, and may return substantially less than two times (2X) the daily performance of its Target Portfolio.

Investment Objective

The Fund seeks daily investment results, before fees and expenses, that correspond to two times (2X) the performance of an actively-managed group of investments providing exposure to the returns of a select group of crypto assets (described below) for a single day (the group of investments providing exposure to the returns of the crypto assets is referred to as the “Target Portfolio”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.39%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	1.39%
(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), will pay, or require a sub-adviser to pay, all of the Fund’s expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.
(2)	Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$ 142	$ 440

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund seeks daily leveraged investment results, before fees and expenses, that correspond to two times (2X) the performance of the Target Portfolio providing exposure initially to the returns of the following crypto assets: Solana and Ripple (each individually a “Crypto Asset” and collectively, the “Crypto Assets”). The investments employed by the Fund to achieve daily leveraged 2X exposure to the Target Portfolio will include a combination of the following:

(i)	swap agreements or option contracts on shares of one or more select U.S.-listed exchange traded products (“ETPs”) that either hold Crypto Assets directly (known as “spot” ETPs) or that seek exposure to Crypto Assets indirectly through investments in derivatives that reference the performance of Crypto Assets (collectively, “Crypto Asset ETPs”);
(ii)	swap agreements or option contracts on U.S. Dollar (“USD”) denominated indices or benchmarks that track the price of Crypto Assets;
(iii)	standardized, cash-settled Crypto Asset futures contracts traded on commodity exchanges registered with the U.S. Commodity Futures Trading Commission (“CFTC”) (“Crypto Asset Futures Contracts”); and
(iv)	direct investments in U.S.-listed Crypto Asset ETPs.

As of the date of this Prospectus, there are a limited number of Crypto Assets available which meet the Fund’s eligibility criteria and for which the Fund may seek to gain exposure through its Target Portfolio – namely Solana and Ripple. However, it is expected that in the near future, new Crypto Asset Futures Contracts will be approved for trading on CFTC-regulated commodity exchanges, and corresponding new Crypto Asset ETPs will commence trading on U.S. securities exchanges, thereby expanding the universe of Crypto Assets eligible for exposure within the Fund’s Target Portfolio. As additional Crypto Assets become available for which the Fund may seek to gain exposure in pursuit of its investment objective, this Prospectus will be supplemented to provide descriptions of such Crypto Assets and their associated principal investment risks.

The Fund does not seek to achieve its stated investment objective for a period of time different than a trading day. The terms “daily,” “day,” and “trading day,” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day, generally 4:00 p.m. Eastern Time.

If the Fund encounters limitations in implementing its strategies, whether due to market conditions, derivative availability, counterparty issues, or other factors, the Fund may not achieve investment results, before fees and expenses, that correspond to two times (2X) the daily performance of the Target Portfolio, and may return substantially less during such periods. During such periods, the Fund’s actual leverage levels may differ substantially from its intended target, both intraday and at the close of trading, potentially resulting in significantly lower returns.

The Fund does not invest directly in any Crypto Asset, but instead seeks indirect exposure to the returns of Crypto Assets through investments in swaps, options, futures contracts, or in Crypto Asset ETPs as described above Investors seeking direct exposure to the price of Crypto Assets should consider an investment other than the Fund.

Target Portfolio Selection

The Fund intends that the Target Portfolio gain exposure to up to 10 Crypto Assets, subject to availability, with exposure to each Crypto Asset in the Target Portfolio conditioned upon satisfaction of the following selection criteria:

(i)	the CFTC has approved the trading of Crypto Asset Futures Contracts for such Crypto Asset by one or more U.S. commodities exchanges, and active trading of such futures contracts has commenced;
(ii)	the U.S. Securities and Exchange Commission (“SEC”) has declared effective a registration statement for one or more Crypto Asset ETPs that either hold the Crypto Asset directly (spot ETPs) or that seek exposure indirectly to the Crypto Asset, and active trading of the shares of such Crypto Asset ETP(s) has commenced on a U.S. securities exchange;
(iii)	the Crypto Asset is not a stablecoin (i.e., one designed to maintain a stable value relative to specific asset, such as the U.S. dollar) and is not a memecoin (i.e., one inspired by an internet meme, joke or pop culture phenomenon and which has not since evolved into one with genuine utility, real-world applications, and a sustainable ecosystem); and
(iv)	the Crypto Asset is neither Bitcoin nor ether (i.e., the Target Portfolio will exclude exposure to Bitcoin and ether).

“Alt alt” season relates to the Fund’s exclusion of both Bitcoin and ether from the Target Portfolio. “Altcoin” – a term referring to any Crypto Asset that is not Bitcoin – generally describes the many Crypto Assets that emerged after Bitcoin which offer alternative uses, different consensus methods or other unique features distinguishing them from Bitcoin. “Alt” season (short for altcoin season) refers to periods during which a significant number of altcoins outperform Bitcoin in terms of price gains, typically following major Bitcoin price surges. Alt seasons are not formally announced events, but are observed by comparison of Bitcoin’s price performance to that of other Crypto Assets (i.e., altcoins) over time.

An “alt alt” season generally refers to a period in which different categories of lower-capitalization altcoins experience their own significant price surges. For example, during an “alt” season, market activity shifts from Bitcoin to larger-cap altcoins (e.g., ether, Solana or Ripple), then to mid-cap altcoins, and finally, to small-cap altcoins. Periods during which this “trickle-down” effect of capital moving from larger- to smaller-cap altcoins are known as “alt alt” seasons. By limiting the Target Portfolio’s daily exposure to Crypto Assets other than Bitcoin and ether (currently the two largest Crypto Assets by market capitalization), the Fund may potentially outperform during an alt alt season, assuming the price performance patterns underpinning past occurrences of alt alt seasons continue to persist. However, periods characterized as alt alt seasons have also been associated with increased trading activity and high volatility, posing both opportunities and risks of loss to the Fund.

Among those eligible for exposure within the Fund’s Target Portfolio, the Fund will generally seek exposure to the largest Crypto Assets available (up to 10, subject to availability) ranked based on their market capitalization (or “market cap”), although no maximum or minimum market cap level is required. A Crypto Asset’s market cap is calculated by multiplying its current market price by the number of its tokens in circulation.

Exposure to each Crypto Asset within the Fund’s Target Portfolio is generally weighted relative to each Crypto Asset’s market cap, subject to a 50% limit. In applying the 50% market cap limit, the market cap of each Crypto Asset component of the portfolio is calculated, and summed to arrive at the total market cap value for all components. Each Crypto Asset’s percentage weight is determined by dividing its individual market cap by the total market cap value for all components. Exposure levels within the Target Portfolio are then allocated to each Crypto Asset based on its percentage weight. If a Crypto Asset’s market cap weight exceeds 50%, the excess is distributed proportionally to the other Crypto Asset portfolio components.

To maintain alignment with market price fluctuations and other market conditions impacting the value and exposure levels of Crypto Assets within the Target Portfolio, the Adviser will at least monthly rebalance the weightings assigned to Crypto Assets represented in the Target Portfolio. Each monthly rebalancing relates only to the composition and relative weightings among the Crypto Assets for which the Target Portfolio seeks exposure, but does not relate to how the Fund seeks daily leveraged investment results, before fees and expenses, that correspond to two times (2X) the performance of the Target Portfolio. More specifically, the Target Portfolio represents a reference point (or construct) defining the relative market-cap-based weights among the Crypto Assets exposures represented in the portfolio. These weightings are reviewed and reset at least monthly to reflect updated market caps and eligibility criteria. Separately and independently, as described below, the Fund rebalances its derivatives exposure daily to seek approximately 200% of the Target Portfolio’s daily performance. To summarize, each monthly rebalance sets what the Fund is seeking to reference (i.e., the composition of the Target Portfolio exposures), whereas each daily adjustment (i.e., rebalancing) of derivatives exposure governs how much continuous leveraged exposure the Fund maintains to the Target Portfolio.

The Adviser may, at its discretion, make adjustments to the Target Portfolio at any time. These adjustments may include adding or removing exposure to a Crypto Asset based on developments or events deemed material by the Adviser, including potential regulatory uncertainty, insufficient liquidity, or governance or security risks negatively impacting the Crypto Asset. Additionally, if regulatory constraints arise from the Target Portfolio’s composition that prevent the Fund’s derivatives and other investments from achieving daily 2X returns, the Adviser may adjust the Target Portfolio to enhance the Fund’s ability to achieve its investment objective.

Each trading day, the Fund’s current portfolio holdings will be published on the Fund’s website at www.quantifyfunds.com.

Investments Employed to Achieve Daily 2X Exposure to the Target Portfolio

Crypto Asset Swaps. The Fund will utilize swap agreements, which are bilateral contracts in which the Fund agrees to exchange cash flows or returns with a counterparty based on the price performance of one or more referenced underlying Crypto Asset ETPs, or benchmarks or indices, as applicable over a specified period. Swap agreements may be entered into with financial institutions for periods ranging from one day to over a year. These agreements involve exchanging the return (or rate-of-return differentials) on the performance of a reference asset (i.e., one or more Crypto Asset ETPs, benchmarks or indices). The return to be exchanged is calculated with respect to a notional amount (the face value of the instrument), such as the return on or change in value of a specific dollar amount representing the underlying reference asset(s). The swap agreements the Fund may utilize will typically reset on a monthly basis or upon the occurrence of mutually agreed-upon conditions, such as when receivable or payable amounts reach predetermined thresholds relative to the principal. These resets effectively lock in the accumulated performance of the swap agreement up to that point. The Fund expects to invest in swaps using any of the following specific types of Crypto Asset related investments as reference assets.

○	Swaps on U.S.-listed Crypto Asset ETPs. Crypto Asset ETPs are exchange-traded products that that either hold a Crypto Asset directly (known as “spot” ETPs) or that seek exposure to a Crypto Asset indirectly through investments in Crypto Asset Futures Contracts or other types of derivatives that reference the performance of a Crypto Asset. Depending on their structure and investment strategy, certain Crypto Asset ETPs will not be registered under the 1940 Act and therefore will not provide investors with investor protections of the 1940 Act, whereas others may be registered under the 1940 Act.

○	Swaps on USD Crypto Asset Indices or Benchmarks. USD denominated indices or benchmarks that track the price of a Crypto Asset are based on trading data aggregated across multiple markets operated by crypto asset and futures contract exchanges.

Crypto Asset Options. The Fund, to the extent available, will utilize U.S. exchange-listed options contracts that reference an underlying Crypto Asset to achieve leveraged exposure. Exchange-listed options are standardized financial derivatives that give the Fund the right, but not the obligation, to buy or sell the asset or instrument underlying the option at a predetermined price within a specified timeframe. Such options may be short-dated (a month or less) in-the-money call options (options with strike prices below the current market price of the underlying asset or instrument, offering immediate intrinsic value), to achieve or supplement its leveraged exposure. These options allow the Fund to dynamically adjust its leverage strategy based on market conditions, liquidity constraints, or pricing considerations for swaps. In situations where swap availability is constrained, the Fund may rely more heavily on options contracts. Additionally, the Fund may use options in response to changing market dynamics. However, the use of option contracts is typically less efficient than swaps and may increase the likelihood that the Fund is unable to achieve its daily 2X objective. To the extent available, the Fund will invest in options only on U.S. exchanges regulated by the CFTC.

Crypto Asset Futures Contracts. The Fund will buy standardized, cash-settled Crypto Asset futures contracts traded on commodity exchanges registered with the CFTC. The Fund may invest in Crypto Asset Futures Contracts of any expiration date traded on any CFTC-regulated commodity futures exchange, and will exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date (a process referred to as “rolling”). Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, the Fund will sell the expiring contract at a relatively lower price and buy a longer- dated contract at a relatively higher price. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in backwardation, the Fund will sell the expiring contract at a relatively higher price and buy a longer-dated contract at a relatively lower price.

Direct Investments in Crypto Asset ETPs. The Fund may also invest directly in U.S.-listed Crypto Asset ETPs to achieve long exposure to Crypto Assets.

If the Fund is unable to obtain the necessary exposure through the above-described derivatives and other investments, or encounters other constraints (e.g., market or regulatory), the Fund may not always achieve investment results, before fees and expenses, that correspond to two times (2X) the daily performance of Fund’s Target Portfolio, and may return substantially less during such periods.

At the end of each day, the Fund’s derivatives and other investments are valued using market valuations and the Fund’s investment adviser rebalances the Fund’s holdings in an attempt to maintain leveraged exposure of approximately 200% to the aggregate performance of the Fund’s Target Portfolio.

For examples of a hypothetical investment in the Fund, see the prospectus section entitled “Additional Information About the Funds – Principal Investment Strategies.”

Fund performance for periods greater than one single day is primarily (but not solely) a function of the following factors: a) the volatility of the Target Portfolio; b) the performance of the Target Portfolio; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses.

Cayman Subsidiary

The Fund intends to gain 2X daily exposure to the performance of the Target Portfolio either through direct investments or indirectly by investing through a wholly-owned Cayman Islands subsidiary (the “Subsidiary”) that is advised by the Adviser and the Sub-Adviser (defined below). The Fund may invest up to 25% of its total assets in the Subsidiary, tested at the end of each fiscal quarter.

The Subsidiary will generally invest in the types of investments, such as Crypto Asset Futures, that do not generate “qualifying income” under the source of income test required to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Unlike the Fund, the Subsidiary may invest without limitation in such investments; however, the Subsidiary will comply with the same 1940 Act requirements that are applicable to the Fund’s transactions in derivatives. In addition, the Subsidiary will be subject to the same fundamental investment restrictions as the Fund and will comply with them on an aggregate basis with the Fund, and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a RIC under the Code. The Fund is the sole investor in the Subsidiary and does not expect the shares of the Subsidiary to be offered or sold to other investors. Because the value of the Subsidiary must not exceed 25% of the Fund’s value at the close of any quarter, the Subsidiary may need to sell assets as a quarter-end approaches and pay a dividend to the Fund. This dividend will constitute qualifying income for RIC purposes. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.

Collateral

The Fund will hold assets to serve as collateral for the Fund’s derivatives transactions. For those collateral holdings, the Fund may invest in (1) U.S. Government securities, such as short-term Treasury Bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements to help it meet its daily investment objective of seeking, before fees and expenses, twice (2x) the daily performance of the Target Portfolio. Entry into such agreements allows the Fund to maintain the desired level of leveraged exposure to the Target Portfolio and also maintain its tax status as a RIC on days in and around quarter-end. Reverse repurchase agreements are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

The Fund intends to qualify for treatment as a RIC under the Code. As a result, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it will use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test.

Fund Attributes

The Fund is classified as “non-diversified” under the 1940 Act.

The Fund has adopted a policy to have, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, invested in securities or financial instruments designed to provide 2X the daily performance of a Target Portfolio providing exposure to the returns of a select group of Crypto Assets.

Due to the Fund’s investment strategy, the Fund may have economic exposure that is concentrated (i.e., more than 25% of its total assets) in an industry or group of industries, if any, assigned to one or more of the Crypto Assets comprising the Target Portfolio.

Because of daily rebalancing and the compounding of each day’s return over time, the return of the Fund for periods longer than a single day will be the result of each day’s returns compounded over the period, which will very likely differ from 200% of the return of the Target Portfolio over the same period. The Fund will lose money if the Target Portfolio’s performance is flat over time, and because of daily rebalancing, the volatility of the Target Portfolio and the effects of compounding, the Fund may lose money over time while the Target Portfolio’s performance increases over a period longer than a single day. As a consequence, investors should not plan to hold shares of the Fund unmonitored for periods longer than a single trading day.

Information About Crypto Assets

As noted above, the Fund does not invest directly in any Crypto Asset. The Fund does not invest in or seek direct exposure to the current “spot” or cash price of any Crypto Asset. Investors seeking direct exposure to the price of a Crypto Asset should consider an investment other than the Fund. However, certain Crypto Asset ETPs may invest directly or indirectly (e.g., via derivatives) in Crypto Assets.

The following sections provide an overview of the Crypto Assets currently eligible for the Fund to seek exposure to via Target Portfolio investments in swaps, options, futures contracts or Crypto Asset ETPs as described above..

Solana

Solana is a digital asset that is created and transmitted through the operations of the peer-to-peer “Solana Network,” a decentralized network of computers that operates on cryptographic protocols. No single entity owns or operates the Solana Network, the infrastructure of which is collectively maintained by a decentralized user base. The Solana Network allows people to exchange tokens of value, called “SOL,” which are recorded on a public transaction ledger known as a blockchain. SOL can be used to pay for goods and services, including computational power on the Solana Network, or it can be converted to fiat currencies, such as the U.S. Dollar, at rates determined on digital asset exchanges or in individual end-user to end-user transactions under a barter system. The value of SOL is not backed by any government, corporation, or other identified body. Instead, its value is determined in part by the supply and demand in markets created to facilitate the trading of SOL.

Solana Network.

The Solana network is collectively maintained by (1) a decentralized group of participants who run computer software that results in the recording and vali- dation of transactions (commonly referred to as “validators”), (2) developers who propose improvements to the Solana Protocol (described below) and the software that enforces the Protocol and (3) users who choose which version of the Solana software to run. From time to time, the developers suggest changes to the Solana software. If a validator elects not to adopt the changes, or implements changes independently, a new digital asset operating on a modified version of the Solana software may be created. This is often referred to as a “fork.” The price of SOL may be negatively impacted by events culminating in forks. The Solana Network was designed to allow users to write and implement smart contracts – that is, general-purpose code that executes on every computer in the network and can instruct the transmission of information and value based on a sophisticated set of logical conditions. Using smart contracts, users can create markets, store registries of debts or promises, represent the ownership of property, move funds in accordance with conditional instructions and create digital assets other than SOL on the Solana Network. Smart contract operations are executed on the Solana Blockchain in exchange for payment of SOL. Similar to the Ethereum network, the Solana Network is one of a number of projects intended to expand blockchain use beyond just a peer-to-peer money system.

Solana Protocol.

The Solana Protocol introduced the Proof-of-History (“PoH”) time-stamping mechanism. PoH automatically orders on-chain transactions by creating a historical record that proves an event has occurred at a specific moment in time. PoH is intended to provide a transaction processing speed and capacity advantage over other blockchain networks like Bitcoin and Ethereum, which rely on sequential production of blocks and can lead to delays caused by validator confirmations. In addition to the PoH mechanism, the Solana Network uses a proof-of-stake (“PoS”) consensus mechanism to incentivize SOL holders to validate transactions. Unlike proof-of-work, in which miners expend computational resources to compete to validate transactions and are rewarded coins in proportion to the amount of computational resources expended, in PoS, validators risk or “stake” coins to compete to be randomly selected to validate transactions and are rewarded coins in proportion to the amount of coins staked. Any malicious activity, such as disagreeing with the eventual consensus or otherwise violating protocol rules, results in the forfeiture or “slashing” of a portion of the staked coins. PoS is viewed as more energy efficient and scalable than proof-of-work and is sometimes referred to as “virtual mining.”

Solana Foundation

The Solana Protocol was first conceived by Anatoly Yakovenko in a 2017 whitepaper. Development of the Solana Network is overseen by the Solana Foundation, a Swiss non-profit organization, and Solana Labs, Inc. (the “Company”), a Delaware corporation, which administered the original network launch and token distribution. Although the Company and the Solana Foundation continue to exert significant influence over the direction of the development of SOL, the Solana Network is decentralized and does not require governmental authorities or financial institution intermediaries to create, transmit or determine the value of SOL.

Ripple

Ripple, also referred to as “XRP,” is a digital asset which serves as the unit of account on an open-source, decentralized, peer-to-peer computer ledger, known as the “XRP Ledger.” XRP may be used to pay for goods and services, stored for future use, or converted to a government-issued currency. The XRP Ledger focuses on transaction utility, seeking to provide fast, low-cost cross-border payments. It is designed to be a global real-time payment and settlement system, improving the speed of value transfer and reducing the fees and delays typically seen in traditional interbank payment systems. As of the date of this Prospectus, the adoption of XRP for these purposes has been limited. The value of XRP is not backed by any government, corporation, or other identified body. The value of XRP is determined in part by the supply and demand for XRP in the markets for exchange that have been organized to facilitate the trading of XRP. New XRP is not created through staking (i.e., earning tokens in return for validating transactions) or mining new tokens. Instead, all XRP was created at the inception of the XRP Ledger, and the supply of XRP is limited by design to 100 billion tokens (with over 59 billion in circulation as of the date of this Prospectus). XRP is maintained on the decentralized, open source, peer-to-peer XRP Ledger. No single entity owns or operates the XRP Ledger. The XRP Ledger is accessed through software and governs XRP’s creation and movement. The source code for the XRP Ledger, known as the “XRP Protocol,” is open-source, and anyone can contribute to its development.

XRP Ledger and XRP Protocol

The infrastructure of the XRP Ledger is collectively maintained by various participants in the XRP Ledger, which include validators (those who validate ledger transactions), developers (those who maintain and contribute updates to the ledger), and users (those who access the ledger using open-source software). Anyone can be a validator, developer or user. The XRP Ledger is a digital transaction ledger commonly known as a “blockchain.” A blockchain is a type of shared and continually reconciled database, stored in a decentralized manner on the computers of certain users of the digital asset and protected by cryptography. The XRP Ledger, operating as XRP’s blockchain, contains a record and history for every XRP transaction. Validators use specialized computer software and hardware to verify transactions and add to the XRP Ledger. A new block is then confirmed through acceptance by designated validators who maintain versions of the blockchain on their individual computers.

The XRP protocol is an open source project with no single official company or group owning, operating or controlling it or the XRP Ledger. Anyone can review the underlying code and suggest changes, although Ripples Labs, a Delaware corporation, initially created and developed XRP and the XRP Ledger. As such, it regularly contributes to XRP software and developers at Ripple Labs are able to access, and can alter, the XRP Ledger source code. As a result, Ripple Labs is responsible for quasi-official releases of updates and other changes to the XRP Ledger’s source code.

XRP Ledger Foundation.

The XRP Ledger Foundation is an independent organization established to support the development and adoption of the XRP Ledger. It is also influential in the development and governance of the XRP Ledger. While Ripple Labs is a key contributor to the XRP Ledger Foundation, the foundation aims to maintain the ledger as open and decentralized, promoting transparency and inclusivity in its governance and development. As an open-source project, the XRP Ledger also has contributions from independent developers and other entities interested in its success. These community contributors can propose changes, submit pull requests, and report issues on the XRP Ledger’s GitHub repository.

Operation of the XRP Ledger

A network of independent nodes validates transactions on the XRP Ledger using a consensus-based algorithm, known as the Ripple Protocol Consensus Algorithm (“RPCA”). The RPCA relies on trusted validators to operate a network of independent validator nodes that validate transactions on the XRP Ledger. These nodes do not mine new blocks or tokens, but instead, participate in a consensus process to seek to ensure that transactions are valid and correctly ordered on the ledger. Any node can act as a validator, but for practical purposes, the XRP Ledger depends on a trusted set of validators known as the Unique Node List (the “UNL”). Validators can be individuals, institutions, or organizations, and they seek to ensure the integrity and accuracy of the ledger. Each node maintains a UNL, which is a list of other validators that the node trusts. Users and validators must accept any changes made to the source code by downloading the proposed modification and then such modification is effective only with respect to those XRP users and validators who choose to download it. As a practical matter, a modification to the source code becomes part of the XRP Ledger only if it is accepted by participants that collectively have a majority of the processing power on the XRP Ledger. If a modification is accepted by only a percentage of users and validators, a division will occur such that one network will run the pre-modification source code and the other network will run the modified source code. Such a division is known as a “fork.” The value of XRP, and in turn the value of the Fund, may be negatively impacted in the event of a fork.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per Share, trading price, yield, total return, and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Compounding and Market Volatility Risk. The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from two times (200%) the Target Portfolio’s performance, before the Fund’s management fee and other expenses. Compounding affects all investments but has a more significant impact on funds that aim to replicate leveraged daily returns and that rebalance daily. For the Fund aiming to replicate two times the daily performance of the Target Portfolio, if adverse daily performance of the Target Portfolio reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Target Portfolio increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding becomes more pronounced as the Target Portfolio’s volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Target Portfolio during a shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how the Target Portfolio’s volatility could affect the Fund’s performance. The chart illustrates the impact of two factors that affect the Fund’s performance – the Target Portfolio’s volatility and the Target Portfolio’s performance. The Target Portfolio’s performance shows the percentage change in the value of the Target Portfolio over the specified time period, while the Target Portfolio’s volatility is a statistical measure of the magnitude of fluctuations in the returns during that time period. As illustrated below, even if the Target Portfolio’s performance over two equal time periods is identical, different Target Portfolio volatility (i.e., in magnitude of fluctuations in the value of the Target Portfolio) during the two time periods could result in drastically different Fund performance for the two time periods because of compounding daily returns during the time periods.

Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) the Target Portfolio volatility; b) the Target Portfolio performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses. The chart shows estimated Fund returns for a number of combinations of Target Portfolio volatility and Target Portfolio performance over a one-year period. Performance shown in the chart assumes that: (i) there were no Fund expenses; (ii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected the estimated returns would be different than those shown. Particularly during periods of higher Target Portfolio volatility, compounding will cause results for periods longer than a trading day to vary from two times (200%) the performance of the Target Portfolio.

As shown in the chart below, the Fund would be expected to lose 6.1% if there was no change in the value of the Target Portfolio over a one-year period during which the Target Portfolio experienced annualized volatility of 25%. If the Target Portfolio’s annualized volatility were to rise to 75%, the hypothetical loss for a one-year period would widen to approximately -43%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if there was no change in the value of the Target Portfolio. For instance, if the Target Portfolio’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Target Portfolio change in the value of the Target Portfolio for the year was 0%.

Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than two times (200%) the performance of the Target Portfolio and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than two times (200%) the performance of the Target Portfolio. The Fund’s actual performance may be significantly better or worse than the performance shown below as a result of any of the factors discussed above or in the “Daily Correlation/Tracking Risk” below.

Estimated Returns of 200% or Two Times Performance of the Target Portfolio

Target Portfolio Performance		One Year Volatility Rate
One Year Target Portfolio Performance	2X Times (200%) the One Year Performance	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

Since market volatility has negative implications for the Fund which rebalances its derivatives daily, investors should be sure to monitor and manage their investments in the Fund particularly in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of the then-current Target Portfolio’s historical volatility, which are expected to be high. Historical volatility and performance for the Target Portfolio are not likely indicative of future volatility and performance.

Daily Correlation/Tracking Risk. There is no guarantee that the Fund will achieve a high degree of leveraged correlation to the Target Portfolio and therefore achieve its daily leveraged investment objective. To achieve a high degree of leveraged correlation with the Target Portfolio, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its daily leveraged investment objective. The possibility of the Fund being materially over- or under-exposed to the Target Portfolio increases on days when the Target Portfolio is volatile near the close of the trading day. Additionally, if securities within the Target Portfolio exhibit unexpected or heightened correlations, the Fund’s ability to achieve its daily investment objective may be adversely impacted as overlapping exposures may reduce potential diversification benefits and amplify the effects of market movements. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. If there is a significant intra-day market event and/or the Target Portfolio experiences a significant increase or decline, the Fund may not meet its investment objective, be able to rebalance its portfolio appropriately, or may experience significant premiums or discounts, or widened bid-ask spreads.

The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may also be impacted by large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Target Portfolio. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s leveraged correlation to the Target Portfolio. Finally, during periods of high volatility, compounding effects and correlation shifts between securities in the Target Portfolio may cause the Fund’s returns to deviate materially from two times (2X) the daily performance of the Target Portfolio.

Crypto Assets Risk. Crypto Assets are relatively new and are subject to unique and substantial risks. The Fund’s investment strategy of seeking leveraged exposure to Crypto Assets is subject to uncertainties, and potential financial losses, associated with exposure to Crypto Assets. Crypto Assets are designed as mediums of exchange and are still an emerging asset class. They operate independently of any central authority or government backing and are subject to regulatory changes and at times extreme price volatility. The trading platforms for digital assets are relatively new, largely unregulated, and thus more vulnerable to fraud and failures compared to traditional, regulated exchanges. Shutdowns of these platforms due to fraud, technical glitches, or security issues can significantly affect digital asset prices and market volatility. Crypto Asset markets have experienced considerable volatility, leading to market disruptions and at times erosion of confidence among market participants. This instability and the resultant negative publicity could adversely affect the Fund’s reputation and trading prices. Ongoing Crypto Asset market turbulence could significantly impact the value of the Fund’s shares. Blockchain technologies, which underpin Crypto Assets, are relatively new, and many of their applications are untested. The adoption of blockchain and the development of competing platforms or technologies could affect its usage. Investments in companies or vehicles that utilize blockchain technology are subject to market volatility and may experience lower trading volumes compared to more established industries. Additionally, regulatory changes, internet disruptions, cybersecurity incidents, and intellectual property disputes could further affect the adoption and functionality of blockchain technology.

●	Solana Risk

Solana, also referred to as SOL, is a relatively new innovation and is subject to unique and substantial risks. SOL operates as a decentralized, peer-to-peer financial trading platform and value storage that is used like money. However, it has no central governmental or banking authority, is not backed by any government and not a legal tender. The markets for SOL may be less liquid and more volatile than other markets for more established products. It may be difficult to execute a SOL trade at a specific price when there is a relatively small volume of buy and sell orders in the SOL market. A market disruption can also make it more difficult to liquidate a position or find a suitable counterparty at a reasonable cost.

The market for SOL is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for SOL may be the result of speculation. The value of SOL has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of SOL may artificially inflate or deflate the price of SOL and increase volatility. A significant portion of SOL is held by a small number of holders sometimes referred to as “whales.” Transactions by these holders may influence the price of SOL and these holders may have the ability to manipulate the price of SOL.

The further development of the SOL Network and the acceptance and use of SOL may be subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the SOL Network or the acceptance of SOL may adversely affect the price and liquidity of SOL. If one or a coordinated group of validators were to gain control of a significant proportion of SOL, they could (depending on the proportion of control gained), impede, reverse or prevent confirmation of transactions, causing a fork in the blockchain that could result in one portion of the network running the pre-modification software and the other portion of the network running the modified software – an event that could negatively impact the value of SOL and in turn the value of the Fund. Gaining such control over the network could also result in manipulation of the blockchain and cast doubt on new SOL transactions on the Solana Network.

SOL is subject to the risk of fraud, theft, manipulation, securities failures, and operational or other problems that impact SOL trading venues. Unlike the exchanges for more traditional assets, such as equity securities and established futures contracts, SOL and SOL trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote SOL in a way that may artificially increase the price of SOL). Investors may be more exposed to the risk of theft, fraud, market manipulation, and operational failures than when investing in more traditional asset classes. Over the past several years, the Solana Network has reportedly suffered multiple network outages including those arising from software problems, security vulnerabilities, and denial of service and bot attacks. Similarly, software and wallets employed by users and validators to access the Solana Network and transact in SOL may suffer from fraud, theft, disruptions, glitches or other problems negatively impacting the value of SOL. Investors in SOL may have little or no recourse should such theft, fraud, manipulation or other problems occur and could suffer significant losses.

Legal or regulatory changes may negatively impact the operation of the Solana Network and Protocol or restrict the use of Solana. For example, if SOL were determined or were expected to be determined to be offered and sold as a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in SOL.

●	Ripple Risk

Ripple, also referred to as XRP, is a relatively new innovation and is subject to unique and substantial risks. XRP operates as a decentralized, peer-to-peer financial trading platform and value storage that is used like money. However, it has no central governmental or banking authority, is not backed by any government and not a legal tender. The markets for XRP may be less liquid and more volatile than other markets for more established products. It may be difficult to execute an XRP trade at a specific price when there is a relatively small volume of buy and sell orders in the XRP market. A market disruption can also make it more difficult to liquidate a position or find a suitable counterparty at a reasonable cost.

The market for XRP is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for XRP may be the result of speculation. The value of XRP has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of XRP may artificially inflate or deflate the price of XRP and increase volatility. A significant portion of XRP is held by a small number of holders sometimes referred to as “whales.” Transactions by these holders may influence the price of XRP and these holders may have the ability to manipulate the price of XRP.

The further development of the XRP Ledger and the acceptance and use of XRP may be subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the XRP Ledger or the acceptance of XRP may adversely affect the price and liquidity of XRP. A network of independent validator nodes validates transactions on the XRP Ledger. Any node can act as a validator, but the XRP Ledger depends on the UNL, a list of trusted validators. If more than 20% of the validators on a server’s UNL disagree, the server stops validating new ledgers to avoid potential inconsistencies or attacks. If this occurs, it is referred to as a “fork” and can result in one portion of the network running the pre-modification source code and the other portion of the network running the modified source code – an event that could negatively impact the value of XRP. If one or more malicious actors obtain control of greater than 20% of the validators on the XRP Ledger, those validators may cause the network to fail to reach a consensus and throw new transactions on the XRP Ledger into doubt. If a malicious actor took control of more than 80% of the validator nodes, those validators would have the ability to manipulate the XRP Ledger, create and engage in invalid transactions, or otherwise break the rules of the network.

XRP is subject to the risk of fraud, theft, manipulation, securities failures, and operational or other problems that impact XRP trading venues. Unlike the exchanges for more traditional assets, such as equity securities and established futures contracts, XRP and XRP trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote XRP in a way that may artificially increase the price of XRP). Investors may be more exposed to the risk of theft, fraud, market manipulation, and operational failures than when investing in more traditional asset classes. Over the past several years, a number of XRP trading venues have been closed due to fraud, failure or security breaches. Investors in XRP may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.

The XRP Ledger has historically maintained high availability but has experienced notable disruptions. Ripple reported an unusual 15-minute latency spike on August 15, 2025, which affected only a selective group of peer connections rather than the entire network. This issue was determined to have been caused by external factors, such as temporary internet service provider (ISP) congestion or specific network routing changes. On November 25, 2024, the XRP Ledger faced a disruption of approximately 10-minutes when several nodes crashed and restarted simultaneously, briefly halting transaction processing. No asset losses occurred during these incidents, and built-in safety protocols operated to support network recovery in both cases. On February 4, 2025, the XRP Ledger experienced an unexpected halt in block production for approximately 64 minutes. During that time no new ledgers were validated, temporarily pausing all transactions. In December 2023, the launch of an “XRP Script” initiative led to a 350% increase in daily transactions from users creating low-value non-fungible tokens (NFTs). This surge in activity caused congestion, as validators struggled to keep up with the transaction demands, causing the transaction processing to temporarily fall to just 50 per second, far below the XRP Ledger’s typical capacity of 1,500 transactions per second.

Legal or regulatory changes may negatively impact the operation of the XRP protocol and network or restrict the use of XRP. For example, if XRP were determined or were expected to be determined to be offered and sold as a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in XRP.

Crypto Asset ETP Risk. The Fund may invest directly in Crypto Asset ETPs or gain exposure to their returns indirectly through the use swaps or options that use them as reference assets. Crypto Asset ETPs are subject to management fees and other fees that may increase their costs versus the costs of investing in other types of investments. When the Fund invests directly in Crypto Asset ETPs, it will indirectly bear its proportionate share of management fees and other expenses that are charged by Crypto Asset ETPs, in addition to the management fees and other expenses paid by the Fund, resulting in the Fund incurring higher and duplicative expenses to the extent it invests directly in underlying Crypto Asset ETPs. There is also the risk that the Fund may suffer losses due to the investment practices of the Crypto Asset ETPs. The Fund will be subject to substantially the same risks as those associated with the direct ownership of the assets held by the underlying Crypto Asset ETPs. Additionally, the market price of the shares of underlying Crypto Asset ETPs in which the Fund invests will fluctuate based on changes in the values of the underlying Crypto Asset ETPs’ assets as well as changes in the supply and demand of their shares in the secondary market. It is also possible that an active secondary market for an underlying Crypto Asset ETP’s shares may not develop, and market trading in the shares of the underlying Crypto Asset ETP may be halted under certain circumstances. Crypto Asset ETPs are relatively new investment products and therefore these investment products may have limited operating histories.

The Fund may invest in shares of certain Crypto Asset ETPs that directly hold spot or physical Crypto Assets plus cash (known as “spot ETPs”). In addition to the risks above, spot Crypto Asset ETPs pose additional risks due to their direct holdings of Crypto Assets including (i) security threats to their spot Crypto Asset accounts at custodians resulting in loss of assets or reputational damage; (ii) valuation difficulties due to the price volatility and potential limited liquidity of Crypto Assets; and (iii) safekeeping lapses or default by custodians for spot Crypto Asset ETPs. The Fund may invest in Crypto Asset ETPs, including spot Crypto Asset ETPs, that are not registered under the 1940 Act and therefore do not have the protections expressly provided by the 1940 Act, including: provisions preventing underlying Crypto Asset ETP insiders from managing an ETP to their benefit and to the detriment of shareholders; provisions preventing an underlying Crypto Asset ETP from issuing securities having inequitable or discriminatory provisions; provisions preventing management by irresponsible persons; provisions preventing the use of unsound or misleading methods of computing underlying Crypto Asset ETP earnings and net asset value; provisions prohibiting suspension of redemptions (except under limited circumstances); provisions limiting leverage; provisions imposing a fiduciary duty on managers with respect to receipt of compensation for services; and provisions preventing changes in an underlying Crypto Asset ETP’s character without the consent of shareholders.

Derivatives Risk. The Fund’s derivative investments carry risks such as an imperfect match between the derivative’s performance and its underlying assets or index, and the potential for loss of principal, which can exceed the initial investment. Additionally, there are risks related to the possible default of the transaction’s counterparty and the illiquidity of derivatives, making them hard to sell or trade. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Swap Agreements Risk. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to structure such swap agreements in accordance with the Fund’s investment objective and to identify counterparties for those swap agreements. If the Adviser is unable to enter into swap agreements that provide leveraged exposure to a Crypto Asset related Investment, the Fund may not meet its stated investment objective. Additionally, any financing, borrowing or other costs associated with using swap transactions may also have the effect of lowering the Fund’s return.

The swap agreements in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities.

If a Target Portfolio’s derivative investment has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the investment later reverses all or a portion of its movement.

Options Contracts Risk. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political events, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. The value of the options contracts in which the Fund invests is substantially influenced by the value of the underlying Crypto Assets related investments used as reference instruments. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to Crypto Asset related investments through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses. The use of options to generate leverage introduces additional risks, including significant potential losses if the market moves unfavorably. The leverage inherent in options can amplify both gains and losses, leading to increased volatility and potential for substantial losses, particularly in periods of market uncertainty or low liquidity. Additionally, the Fund may incur losses if the value of a Crypto Asset related investment moves against its positions, potentially resulting in a complete loss of the premium paid.

Futures Contracts Risk - Generally. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) the inability to predict correctly the direction of prices, interest rates, currency exchange rates and other economic factors; (vi) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vii) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract.

Crypto Asset Futures Contracts Risks. The market for Crypto Asset Futures Contracts may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the markets for Crypto Asset Futures Contracts have grown substantially in recent years, there can be no assurance that this growth will continue. The price for a Crypto Asset Futures Contract is based on a number of factors, including the supply of and the demand for the specific Crypto Asset traded in the futures markets. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for Crypto Asset Futures Contracts and limit the Fund’s ability to achieve its desired exposure to Crypto Assets. If the Fund is unable to achieve such exposure, it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like Crypto Asset Futures Contracts may be considered aggressive and may expose the Fund to significant counterparty, liquidity and other risks.

The performance of Crypto Asset Futures Contracts, in general, has historically been highly correlated to the performance of their underlying Crypto Asset, but there can be no assurance that this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of Crypto Asset Futures Contracts and decrease the correlation between the performance of Crypto Asset Futures Contracts and their corresponding Crypto Asset, over short or even long-term periods. In the event that there are persistent disconnects between the performance of Crypto Assets and their respective Crypto Asset Futures Contracts, the Fund may not be able to obtain the desired leveraged exposure and may not be able to achieve its investment objective. In addition, the performance of distant month futures contracts is likely to differ more significantly from the performance of the spot prices of Crypto Assets. To the extent the Fund is invested in distant month Crypto Asset Futures Contracts, the performance of the Fund’s Crypto Asset Futures Contracts should be expected to deviate more significantly from the performance of the corresponding Crypto Asset. Moreover, price differences between a Crypto Asset and its corresponding Crypto Asset Futures Contracts will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in a Crypto Asset, including larger losses or smaller gains.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in derivatives which exposes the Fund to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund and the Fund may be unable to recover its investment from such counterparty or may obtain a limited and/or delayed recovery.

Counterparties may seek to hedge their exposure to individual clients (such as the Fund) by establishing offsetting exposures with other clients, however, there is no guarantee that counterparties will do so under all circumstances. Should a counterparty (e.g., a swap counterparty) terminate its relationship with the Fund, the Fund will seek to utilize other counterparties to seek to maintain its exposures. In addition, the Fund may use options contracts to seek to generate the leverage necessary to implement its strategy. The use of options contracts introduces distinct risks, including heightened volatility, particularly intraday. While options may provide an ancillary benefit of mitigating some losses under specific scenarios, such as severe market downturns, their inherent leverage and rapid price fluctuations can amplify the Fund’s performance volatility and lead to greater risks of substantial losses. Refer to “Derivatives Risk – Options Contracts Risks” for additional information on the risks of investing in options.

In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Target Portfolio will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the value of the Target Portfolio, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the value of the Target Portfolio declines more than 50%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Target Portfolio’s share price.

Concentration Risk. The Fund will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that the Fund will have economic exposure that is concentrated to the industries, if any, assigned to the Crypto Assets that it seeks indirect exposure to through its Target Portfolio. As a result, the Fund may be more susceptible to loss due to adverse occurrences that affect the price of such industries more than the market as a whole.

Intra-Day Investment Risk. The Fund seeks investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the market value of the Target Portfolio at the market close on the first trading day and the market value of the Target Portfolio at the time of purchase. If the market value of the Target Portfolio rises, the Fund’s net assets will rise by approximately twice the amount as the Fund’s exposure. Conversely, if the market value of the Target Portfolio declines, the Fund’s net assets will decline by approximately two times the amount as the Fund’s exposure. Thus, an investor that purchases Shares intra-day may experience performance that is greater than, or less than, the Fund’s stated leveraged performance of the Target Portfolio.

If there is a significant intra-day market event and/or the securities of the Target Portfolio experience a significant increase or decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately.

Cayman Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The futures contracts, other derivatives and other investments held by the Subsidiary are subject to the same economic risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. In addition, the Subsidiary is also subject to many of the risks to which the Fund is subject, such as tax risks, commodity related risks, and market and data risks.

Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations, or other legally binding authority. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. If, as a result of any adverse future legislation, U.S. Treasury regulations, and/or guidance issued by the Internal Revenue Service (the “IRS”), the income of the Fund from certain commodity-linked derivatives, including income from the Fund’s investments in the Subsidiary, were treated as non-qualifying income, the Fund may fail to qualify as RIC and/or be subject to federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a RIC may limit the Fund’s use of such derivative instruments.

The Fund intends to limit its investment in the Subsidiary to no more than 25% of the value of its total assets in order to satisfy certain asset diversification requirements for taxation as a regulated investment company. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodity futures and swaps will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the CEA and CFTC rules. The Adviser is registered as a commodity pool operator (“CPO”) and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. However, the Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to achieve its investment objective. The CFTC has not passed on the adequacy of this Prospectus.

ETF Risk.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. The costs associated with cash redemptions may include brokerage costs that the Fund may not have incurred if it had made the redemptions in-kind. These costs could be imposed on the Fund, decreasing its NAV, to the extent these costs are not offset by a transaction fee payable by an authorized participant.

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This adverse effect on liquidity for the Fund’s shares may lead to wider bid-ask spreads and differences between the market price of the Fund’s shares and the underlying value of the shares.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

High Portfolio Turnover Risk. Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on exchanges (such as the Exchange), could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of its investment objective which aims to replicate two times the daily percentage change in the price of the Target Portfolio. Tracking error may occur for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, being under- or overexposed to the Target Portfolio or the need to meet new or existing regulatory requirements. Tracking error risk may be heightened during times of market volatility or other unusual market conditions such as market disruptions. The Fund may be required to deviate from its investment objectives, and therefore experience tracking error, as a result of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Adviser and its affiliates.

Liquidity Risk. Some securities held by the Fund may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Target Portfolio. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s Share price and total return to be reduced and fluctuate more than other types of investments.

Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser or Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Fund’s investment approach heavily relies on the use of leverage to manage overall investment risk. However, this strategy inherently carries the risk of magnifying the Fund’s exposures, potentially undermining its foundational investment thesis. If the Adviser or Sub-Adviser fails to effectively control the leveraging risk, the Fund’s investment objective may become unachievable. Therefore, the success of the Fund is closely tied to the Adviser’s and Sub-Adviser’s ability to adeptly manage the risks associated with leveraged instruments.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Newer Sub-Adviser Risk. The Sub-Adviser is a recently formed entity and has limited experience with managing an ETF, which may limit the Sub-Adviser’s effectiveness. As a result, there is no long-term track record against which an investor may judge the Sub-Adviser and it is possible the Sub-Adviser may not achieve the Fund’s intended investment objective.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Tax Risk. The Fund intends to treat any income received by its Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders and to meet the requirement that the Subsidiary have a value not in excess of 25% of the Fund’s value at the close of a quarter. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.quantifyfunds.com.

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund and the Subsidiary.

Investment Sub-Adviser: Quantify Chaos Advisors, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund and the Subsidiary.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund and the Subsidiary.

Stephen Foy, Portfolio Manager for the Adviser has been a portfolio manager of the Fund and the Subsidiary since their inception in 2025.

Christopher P. Mullen, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund and the Subsidiary since their inception in 2025.

David Dziekanski, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund and the Subsidiary since their inception in 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.quantifyfunds.com.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Objective

The investment objective of each Fund is to seek daily investment results, before fees and expenses, which correspond to two times (2X) the performance of the Fund’s Target Portfolio providing exposure to the returns of a select group of Crypto Assets for a single day.

An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. No Fund’s investment objective has been adopted as a fundamental investment policy and therefore each Fund’s investment objective may be changed without the consent of that Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”) and at least 60 days’ written notice to shareholders.

The Funds seek to provide a return of up to two times (2X) the daily performance of the market value of their respective Target Portfolio.

The Funds do not attempt to, and should not be expected to, achieve this daily percentage change for periods other than a single day. The Funds rebalance their implied exposure on a daily basis, increasing exposure to their Target Portfolio in response to that day’s gains or reducing exposure in their Target Portfolio in response to that day’s losses.

The exposure to the Target Portfolio received by an investor who purchases Shares of a Fund intra-day will differ from the Fund’s stated daily investment objective by an amount determined by the movement of the Target Portfolio from its market value at the end of the prior day. If the Target Portfolio’s market value moves in a direction favorable to the Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund Shares, the investor will receive less exposure to the Target Portfolio than the Fund’s stated daily investment objective. Conversely, if the Target Portfolio’s market value moves in a direction adverse to the Fund, the investor will receive more exposure to the Target Portfolio than the Fund’s stated daily investment objective.

As used in this Prospectus, the terms “daily,” “day,” and “trading day,” mean the period from the regular close of the markets on one trading day to the regular close of the markets on the next trading day.

The Funds are designed as short-term trading vehicles. The Funds are intended to be used by investors who intend to actively monitor and manage their portfolios.

Shares of each Fund upon commencement of operations will be listed and traded on the Exchange, where the market prices for the Shares may be different from the intra-day value of the Shares disseminated by the Exchange and from their NAV. Unlike conventional mutual funds, Shares are not individually redeemable directly with the applicable Fund. Rather, the Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” Creation Units of each Fund are issued and redeemed for cash. As a result, retail investors generally will not be able to purchase or redeem Shares directly from, or with, a Fund. Most retail investors will purchase or sell Shares in the secondary market through a broker.

The Funds are not suitable for all investors. In particular, the Funds are not suitable for investors with longer-term investment objectives. The Funds are designed to be utilized only by sophisticated investors, such as traders and active investors employing dynamic strategies. Such investors are expected to monitor and manage their portfolios frequently.

Investors in the Funds should: (a) understand the consequences of seeking daily leveraged investment results and (b) understand the risks associated with the use of leverage. Investors who do not understand the Funds, or do not intend to actively manage their funds and monitor their investments, should not buy shares of the Funds.

There is no assurance that the Funds will achieve their investment objectives and investors in the Funds could lose a substantial amount of money over a short period of time. No single Fund is a complete investment program.

Principal Investment Strategies

In order to achieve each Fund’s investment objective, the Adviser invests in a manner that is designed to correspond to two times (200% or 2X) the daily performance of the Fund’s Target Portfolio.

Each Fund has adopted a policy to have, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, invested in securities or financial instruments designed to provide 2X the daily performance of its Target Portfolio providing exposure to the returns of a select group of Crypto Assets.

Each Fund’s 80% policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change. To the extent swaps or options are used to meet a Fund’s 80% policy, the notional value of the swaps or options will be used when determining the Fund’s compliance.

Each Fund attempts to achieve its investment objective by investing a substantial amount of its assets in financial instruments that provide exposure to the securities and other assets that comprise its Target Portfolio, such as swap agreements, options and futures contracts. At the end of each trading day, it is expected that for the 2X leveraged exposure each Fund seeks, the notional exposure against the Target Portfolio will be approximately equal to two times the Fund’s NAV.

Swaps

To achieve a swap notional exposure equal two times a Fund’s NAV at the end of each trading day, the Adviser will adjust the swap notional exposure daily by sending orders to the swap provider(s) for execution at close. Such transactions will result in trading fees to be paid by a Fund.

The Funds will enter into swap agreements with major financial institutions for a specified period ranging from one day to more than one year whereby the respective Fund and the global financial institution will agree to exchange the return earned or realized on the Target Portfolio’s underlying securities. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” e.g., the return on or change in value of a particular dollar amount representing an underlying security. Each trading day, the Adviser adjusts a Fund’s exposure to the Target Portfolio’s underlying securities consistent with the Fund’s daily leveraged investment objective. The impact of market movements during the day determines whether the derivatives portfolio needs to be repositioned. If the aggregate of market value of the underlying securities comprising the Target Portfolio has risen on a given day, the value of a Fund’s net assets should rise, meaning its exposure will typically need to be increased. Conversely, if aggregate of market value of the underlying securities comprising the Target Portfolio has fallen on a given day, the value of a Fund’s net assets should fall, meaning its exposure will typically need to be reduced.

The time and manner in which a Fund rebalances its derivatives portfolio may vary from day to day at the sole discretion of the Adviser depending upon market conditions and other circumstances. Generally, at or near the close of the market at each trading day, a Fund will position its derivatives portfolio to seek to ensure that the Fund’s exposure to the Target Portfolio is consistent with its stated investment objective. The Fund reviews its notional exposure under each of its swap agreements, which reflects the extent of the Fund’s total investment exposure under the swap, to seek to ensure that the Fund’s exposure is in-line with its stated investment objective. For each underlying security, the gross returns to be exchanged are calculated with respect to the notional amount and the underlying security market value returns to which the swap is linked. Swaps are typically closed out on a net basis. Thus, while the notional amount reflects a Fund’s total investment exposure under the swap, the net amount is a Fund’s current obligations (or rights) under the swap. That is the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. If for any reason a Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, a Fund’s investment exposure may not be consistent with the Fund’s investment objective. As a result, a Fund may be more or less exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective. To the extent that a Fund needs to “roll” its swap positions (i.e., enter into new swap positions with a later expiration date as the current positions approach expiration), it could be subjected to increased costs, which could negatively impact the Fund’s performance.

Options

In addition to using swap agreements to achieve leveraged exposure, the Funds may also utilize listed options contracts as a tool to generate leverage and seek to achieve 2X exposure to the Target Portfolio. A Fund’s primary options strategy involves the use of short-dated (typically a month or less) in-the-money call options (contracts with strike prices below the current market price of the underlying securities, providing immediate intrinsic value). These options offer efficient leverage while aligning with a Fund’s daily investment objective. Additionally, the Funds may employ other options strategies to seek to achieve similar leveraged exposure. For example, a Fund may simultaneously buy call options and sell put options with identical strike prices, creating a synthetic long position in the Target Portfolio. This approach provides an alternative means of obtaining leveraged exposure while managing liquidity and market conditions that may impact the availability or pricing of swap agreement. When utilizing listed options, the Funds will primarily engage in uncovered options transactions (positions not offset by ownership of the underlying asset). However, all such positions will be fully collateralized with cash to manage counterparty risk and to cap potential losses at the collateral amount.

Futures Contracts

The Funds may also utilize futures contracts as a tool to generate leverage and seek to achieve 2X exposure to the Target Portfolio. A futures contract is a standardized contract traded on, or subject to the rules of, an exchange to buy or sell a specified type and quantity of a particular underlying asset at a designated price. The Funds invest in standardized, cash-settled futures contracts traded on commodity exchanges registered with the CFTC. Futures contracts are traded on a wide variety of underlying assets, including Crypto Assets, bonds, interest rates, agricultural products, stock indexes, currencies, energy, metals, economic indicators and statistical measures. The contract unit (i.e., the total amount of the underlying asset referenced in each futures contract) and calendar term of futures contracts on a particular underlying asset are identical and are not subject to any negotiation, other than with respect to price and the number of contracts traded between the buyer and seller. Futures contracts expire on a designated date, referred to as the “expiration date.”

The Fund’s ability to invest in futures contracts is subject to regulatory limitations, limitations imposed by listing exchanges and in some instances, limitations imposed by FCMs (e.g., margin requirements, position limits, and accountability levels). Position limits are predetermined maximum levels of futures that can be owned or controlled by a market participant. An accountability level is a threshold of futures holdings established by an exchange that, once met, subjects a market participant to greater scrutiny, such as providing information to the exchange about the Fund and its futures positions and the possibility that the exchange would prevent a Fund from increasing the size of its Crypto Asset futures position or require it to decrease its position in Crypto Asset futures contracts. The Funds’ futures positions may be aggregated with those held by certain of their affiliates for purposes of applying position limits and accountability levels, meaning that the amount of Crypto Asset futures held by certain affiliates of a Fund could affect the Fund’s ability to enter into additional Crypto Asset futures contracts or subject the Fund to a requirement to decrease its position in Crypto Asset futures contracts. Margin requirements specify the minimum amount of cash required to be deposited with an FCM for open futures contracts.

The Funds generally deposit cash (also known as “margin”) with an FCM for their open positions in futures contracts. The margin requirements or position limits may be based on the notional exposure (i.e., the total dollar value of exposure a Fund has to the asset that underlies the futures contract) of the futures contracts or the number of futures contracts purchased. The FCM, in turn, generally transfers such deposits to the clearing house to protect the clearing house against non-payment by a Fund. “Variation Margin” is the amount of cash that each party agrees to pay to or receive from the other to reflect the daily fluctuation in the value of the futures contract. The clearing house becomes substituted for each counterparty to a futures contract and, in effect, guarantees performance. In addition, the FCM may require a Fund to deposit additional collateral in excess of the clearing house’s requirements for the FCM’s own protection. Margin requirements for Crypto Asset futures may be substantially higher than margin requirements for many other types of futures contracts.

Collateral

The Funds will hold assets to serve as collateral for their swap agreements. For those collateral holdings, the Funds may invest in (1) U.S. Government securities, such as short-term Treasury bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) short term bond exchange-traded fund (ETFs); and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or of comparable quality.

The Effects of Fees and Expenses on the Return of each Fund for a Single Trading Day

To create the necessary exposure, the Funds will enter into one or more swap agreements with financial institutions. The Funds will incur borrowing costs associated with the use of swaps. For instance, if the Target Portfolio returns 1% on a given day, the gross expected return of the applicable 2X Fund would be 2%, but the net expected return, which factors in the cost of financing the portfolio and the impact of operating expenses, would be lower.

The Funds may have difficulty in achieving their daily leveraged investment objective due to fees, expenses, transaction costs, income items, accounting standards, significant purchase and redemption activity by Fund shareholders and/or disruptions or a temporary lack of liquidity in the markets for the securities held by the Fund.

The Funds will be subject to regulatory constraints relating to level of value at risk that they may incur through their derivatives portfolio.

An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Funds being unable to buy or sell certain securities or financial instruments. In such circumstances, the Funds may be unable to rebalance their derivatives portfolio, may be unable to accurately price their investments and/or may incur substantial trading losses.

If a Fund is unable to obtain sufficient exposure to the one or more of the underlying securities comprising the Target Portfolio due to the limited availability of necessary investments or financial instruments, the Fund could, among other things, fail to meet its daily investment objective or experience increased transaction fees. Under such circumstances, a Fund could trade at significant bid-ask spreads, premiums or discounts to its NAV and could experience substantial redemptions.

A Cautionary Note to Investors Regarding Dramatic Target Portfolio Movement. The Adviser will not attempt to position a Fund’s derivatives portfolio to ensure that the Fund does not gain or lose more than maximum percentage of its NAV on a given day. A Fund could lose an amount greater than its net assets in the event of a movement of the Target Portfolio’s value in excess of 50% in a direction adverse to the Fund (meaning a loss in the value of the Target Portfolio). As a result, the risk of total loss exists.

If an underlying security’s market value has a dramatic loss that causes a material decline in a Fund’s net assets, the terms of the Fund’s swap agreements may permit the counterparty to immediately close out the swap transaction. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent a Fund from achieving its investment objective, even if the underlying security later reverses all or a portion the move, and result in significant losses.

Examples

Examples of the Impact of Daily Compounding. Because the Funds’ exposures to their Target Portfolios’ values are repositioned on a daily basis, for a holding period longer than one day, the pursuit of the daily investment objective will result in daily compounding for a Fund. This means that the return of the Target Portfolio over a period of time greater than one day multiplied by the Fund’s daily investment objective (e.g., 200% of such return) generally will not equal a Fund’s performance over that same period. As a consequence, investors should not plan to hold shares of a Fund unmonitored for periods longer than a single trading day. This deviation increases with higher volatility in the Target Portfolio’s value and longer holding periods. Further, the return for investors that invest for periods less than a full trading day or for a period different than a trading day will not be the product of the return of a Fund’s stated daily leveraged investment objective and the performance of its Target Portfolio’s value for the full trading day. The actual exposure will largely be a function of the performance of the Target Portfolio’s value from the end of the prior trading day. The examples assume a full daily leveraged amount of exactly 2X to the Target Portfolio’s value.

Consider the following examples (each of which assumes the investor purchases and sells shares at NAV):

Example A

Amy is considering investments in two Funds, Funds A and B. Fund A is an actively managed ETF (the “Reference Fund”). Fund B is a leveraged ETF and seeks daily leveraged investment results (before fees and expenses) that correspond to 200% of the daily performance of the Reference Fund.

On Day 1, the Reference Fund’s market value increases in value from $100 to $105, a gain of 5%. On Day 2, the Reference Fund’s market value declines from $105 back to $100, a loss of 4.76%. In the aggregate, the market value of the Reference Fund has not moved.

An investment in Fund A (the Reference Fund) would be expected to gain 5% on Day 1 and lose 4.76% on Day 2, returning the investment its original value. The following example assumes a $100 investment in Reference Fund with a market value of $100:

Day	Reference Fund (Fund A) Market Value	Target Portfolio Performance	Value of Fund A Investment
			$100.00
1	$105.00	5.00%	$105.00
2	$100.00	-4.76%	$100.00

The same $100 investment in Fund B would be expected to gain 10% on Day 1 (200% of 5%) but decline 9.52% on Day 2.

Day	Target Portfolio Performance	200% of Target Portfolio Performance	Value of Fund B Investment
			$100.00
1	5.00%	10.0%	$110.00
2	-4.76%	-9.52%	$99.52

Although the percentage decline in Fund B is smaller on Day 2 than the percentage gain on Day 1, the loss is applied to a higher principal amount, so the investment in Fund B experiences a loss even when the market value of the underlying security for the two-day period has not declined (these calculations do not include the charges for fund fees and expenses).

As you can see, an investment in Fund B has additional risks due to the effects of leverage and compounding.

An investor who purchases shares of Fund B intra-day will generally receive more, or less, than the applicable exposure to the Reference Fund’s market value from that point until the end of the trading day. The actual exposure will be largely a function of the performance of the Reference Fund from the end of the prior trading day. If Fund B’s shares are held for a period longer than a single trading day, Fund B’s performance is likely to deviate from the respective multiple return of the Reference Fund’s performance for the longer period. This deviation will increase with higher Reference Fund volatility and longer holding periods.

Examples of the Impact of Target Portfolio Volatility. The Funds rebalance their derivatives portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily derivatives rebalancing will typically cause the Funds to lose money if their Target Portfolio’s experience volatility. A volatility rate is a statistical measure of the magnitude of fluctuations in the underlying assets’ market value returns over a defined period. For periods longer than a trading day, volatility in the performance of the Target Portfolio’s market value from day to day is the primary cause of any disparity between a Fund’s actual returns and the returns of the market value of the Target Portfolio for such period. Volatility causes such disparity because it exacerbates the effects of compounding on a Fund’s returns. In addition, the effects of volatility are magnified in a Fund due to leverage. Consider the following three examples that demonstrate the effect of volatility on a hypothetical fund (each of which assumes the investor purchases and sells shares at NAV):

Example 1 – Target Portfolio Experiences Low Volatility

Amy invests $10.00 in a Hypothetical 2X Fund at the close of trading on Day 1. During Day 2, the hypothetical portfolio’s market value rises from 100 to 102, a 2% gain. Amy’s investment rises 4% to $10.40. Amy holds her investment through the close of trading on Day 3, during which the hypothetical portfolio’s market value rises from 102 to 104, a gain of 1.96%. Amy’s investment rises to $10.81, a gain during Day 3 of 3.92%. For the two-day period since Amy invested in the Hypothetical 2X Fund, the hypothetical portfolio gained 4% although Amy’s investment increased by 8.1%. Because the hypothetical portfolio’s market value continued to trend upwards with low volatility, Amy’s return closely correlates to the 200% return of the return of the hypothetical portfolio’s market value for the period.

Example 2 – Target Portfolio Experiences High Volatility

Now Amy invests $10.00 in a Hypothetical 2X Fund after the close of trading on Day 1. During Day 2, the hypothetical portfolio’s market value rises from 100 to 102, a 2% gain, and Amy’s investment rises 4% to $10.40. Amy continues to hold her investment through the end of Day 3, during which the hypothetical portfolio’s shares decline from 102 to 98, a loss of 3.92%. Amy’s investment declines by 7.84%, from $10.40 to $9.58. For the two-day period since Amy invested in the Hypothetical 2X Fund, the hypothetical portfolio lost 2% while Amy’s investment decreased from $10 to $9.58, a 4.2% loss. The volatility of the hypothetical portfolio’s shares affected the correlation between the hypothetical portfolio’s return for the two-day period and Amy’s return. In this situation, Amy lost more than two times the return of the hypothetical portfolio.

Example 3 – Intra-day Investment with Volatility

Examples 1 and 2 assumed that Amy purchased the Hypothetical 2X Fund at the close of trading on Day 1 and sold her investment at the close of trading on a subsequent day. However, if she made an investment intra-day, she would have received notional exposure to the underlying security’s shares determined by the performance of the underlying security’s shares from the end of the prior trading day until her time of purchase on the next trading day. Consider the following example.

Amy invests $10.00 in a Hypothetical 2X Fund at 11 a.m. on Day 2. From the close of trading on Day 1 until 11 a.m. on Day 2, the hypothetical portfolio’s market value moved from 100 to 102, a 2% gain. In light of that gain, the Hypothetical 2X Fund beta at the point at which Amy invests is 196%. During the remainder of Day 2, the hypothetical portfolio’s market value rises from 102 to 110, a gain of 7.84%, and Amy’s investment rises 15.4% (which is the hypothetical portfolio gain of 7.84% multiplied by the 196% beta that she received) to $11.54. Amy continues to hold her investment through the close of trading on Day 3, during which the hypothetical portfolio’s market value declines from 110 to 90, a loss of 18.18%. Amy’s investment declines by 36.4%, from $11.54 to $7.34. For the period of Amy’s investment, the hypothetical portfolio’s market value declined from 102 to 90, a loss of 11.76%, while Amy’s investment decreased from $10.00 to $7.34, a 27% loss. The volatility of the hypothetical portfolio affected the correlation between the hypothetical portfolio’s return for period and Amy’s return. In this situation, Amy lost more than two times the return of the hypothetical portfolio. Amy was also hurt because she missed the first 2% move of the hypothetical portfolio and had a beta of 196% for the remainder of Day 2.

Market Volatility. The Funds seek to provide a return which is two times the daily performance of a Target Portfolio’s market value. The Funds do not attempt to, and should not be expected to, provide returns which are two times the return of their Target Portfolio’s market value for periods other than a single day. The Funds rebalance their derivatives portfolio on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses.

Daily rebalancing will impair a Fund’s performance if the hypothetical portfolio’s market value experience volatility. For instance, a Fund would be expected to lose 4% (as shown in Table 1 below) if its hypothetical portfolio’s market value provided no return over a one-year period and experienced annualized volatility of 20%. If the hypothetical portfolio’s annualized volatility were to rise to 40%, the hypothetical loss for a one-year period for the applicable Fund widens to approximately -15%.

Table 1
Volatility	Fund
Range	Loss
10%	-1%
20%	-4%
30%	-9%
40%	-15%
50%	-23%
60%	-33%
70%	-47%
80%	-55%
90%	-76%
100%	-84%

Note that at higher volatility levels, there is a chance of a complete loss of Fund assets even if the market value of the hypothetical portfolio is flat. For instance, if annualized volatility of the hypothetical portfolio were 90%, the Fund would be expected to lose 76%, even if the hypothetical portfolio returned 0% for the year.

Since market volatility has negative implications for a Fund which rebalances its derivatives daily, investors should be sure to monitor and manage their investments in a Fund particularly in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of the then-current Target Portfolio’s historical volatility, which are expected to be high. Historical volatility and performance for the Underlying Securities are not likely indicative of future volatility and performance.

The Projected Returns of the Fund for Intra-Day Purchases. Because the Funds rebalance their derivatives portfolio once daily, an investor who purchases Shares intra-day will likely have more, or less, than 200% investment exposure to the market value Target Portfolio. The exposure to the Target Portfolio’s market value received by an investor who purchases a Fund intra-day will differ from the Fund’s stated daily investment objective (e.g., 200%) by an amount determined by the movement of the Target Portfolio’s value from its market value at the end of the prior day. If the Target Portfolio’s market value moves in a direction favorable to a Fund between the close of the market on one trading day through the time on the next trading day when the investor purchases Fund shares, the investor will receive less exposure to the Target Portfolio than the stated Fund’s daily investment objective (e.g., 200%). Conversely, if the Target Portfolio’s market value moves in a direction adverse to a Fund, the investor will receive more exposure to the Target Portfolio than the stated fund daily leveraged investment objective (e.g., 200%).

Table 3 below indicates the hypothetical exposure to the market value of a portfolio that an intra-day purchase of the Hypothetical 2X Fund would be expected to provide based upon the movement in the market value of the portfolio from the close of the market on the prior trading day. Such exposure holds until a subsequent sale on that same trading day or until the close of the market on that trading day. For instance, if the portfolio’s market value has moved 5% in a direction favorable to a Hypothetical 2X Fund, the investor would receive exposure to the performance of the portfolio from that point until the investor sells later that day or the end of the day equal to approximately 191% of the investor’s investment.

Conversely, if the portfolio’s market value moves 5% in a direction unfavorable to the Hypothetical 2X Fund, an investor at that point would receive exposure to the performance of the portfolio from that point until the investor sells later that day or the end of the day equal to approximately 211% of the investor’s investment.

The table below includes a range of hypothetical portfolio market value moves from 20% to -20% and the corresponding exposure for the Hypothetical 2X Fund. Movement of the market value of the portfolio beyond the range noted below will result in exposure further from the Hypothetical 2X Fund’s daily investment objective.

Table 3

Portfolio Market Value Move	Resulting Exposure for Hypothetical 2X Fund
-20%	267%
-15%	243%
-10%	225%
-5%	211%
0%	200%
5%	191%
10%	183%
15%	177%
20%	171%

The Projected Returns of the Funds for Periods Other Than a Single Trading Day. The Funds seek leveraged investment results on a daily basis — from the close of regular trading on one trading day to the close on the next trading day — which should not be equated with seeking an investment objective for any other period. For instance, if the Target Portfolio market value gains 10% for a week, a Fund should not be expected to provide a return of 20% for the week even if it meets its daily investment objective throughout the week. This is true because of the financing charges noted above but also because the pursuit of daily goals may result in daily compounding, which means that the return of the Target Portfolio over a period of time greater than one day multiplied by a Fund’s daily investment objective (e.g., 200%) will not generally equal a Fund’s performance over that same period. In addition, the effects of compounding become greater the longer shares of a Fund are held beyond a single trading day.

The following tables set out a range of hypothetical daily performances during a given 10 trading days for a Hypothetical 2X Fund compared to a portfolio and demonstrate how changes in the portfolio’s hypothetical performance would compare to the performance of a Hypothetical 2X Fund for a trading day and cumulatively up to, and including, the entire 10 trading day period. The charts are based on a hypothetical $100 investment in hypothetical funds at NAV over a 10-trading day period and do not reflect fees or expenses of any kind.

Table 4a – The Target Portfolio Lacks a Clear Trend

Target Portfolio				Hypothetical 2X Fund
	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	$100.00			$100.00
Day 1	$105.00	5.00%	5.00%	$110.00	10.00%	10.00%
Day 2	$110.00	4.76%	10.00%	$120.48	9.52%	20.47%
Day 3	$100.00	-9.09%	0.00%	$ 98.57	-18.18%	-1.43%
Day 4	$90.00	-10.00%	-10.00%	$ 78.86	-20.00%	-21.14%
Day 5	$85.00	-5.56%	-15.00%	$ 70.10	-11.12%	-29.91%
Day 6	$100.00	17.65%	0.00%	$ 94.83	35.30%	-5.17%
Day 7	$95.00	-5.00%	-5.00%	$ 85.35	-10.00%	-14.65%
Day 8	$100.00	5.26%	0.00%	$ 94.34	10.52%	-5.68%
Day 9	$105.00	5.00%	5.00%	$103.77	10.00%	3.76%
Day 10	$100.00	-4.76%	0.00%	$ 93.89	-9.52%	-6.12%

The cumulative performance of the hypothetical portfolio’s market value in Table 5 is 0% for 10 trading days. The return of the Hypothetical 2X Fund for the 10-trading day period is -6.12%. The volatility of the portfolio’s performance and lack of a clear trend results in performance for the Hypothetical 2X Fund for the period which bears little relationship to the performance of the portfolio for the 10-trading day period.

Table 5 – The Target Portfolio Rises in a Clear Trend

Target Portfolio				Hypothetical 2X Fund
	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	$100.00			$100.00
Day 1	$102.00	2.00%	2.00%	$104.00	4.00%	4.00%
Day 2	$104.00	1.96%	4.00%	$108.08	3.92%	8.08%
Day 3	$106.00	1.92%	6.00%	$112.24	3.84%	12.23%
Day 4	$108.00	1.89%	8.00%	$116.47	3.78%	16.47%
Day 5	$110.00	1.85%	10.00%	$120.78	3.70%	20.78%
Day 6	$112.00	1.82%	12.00%	$125.18	3.64%	25.17%
Day 7	$114.00	1.79%	14.00%	$129.65	3.58%	29.66%
Day 8	$116.00	1.75%	16.00%	$134.20	3.50%	34.19%
Day 9	$118.00	1.72%	18.00%	$138.82	3.44%	38.81%
Day 10	$120.00	1.69%	20.00%	$143.53	3.38%	43.50%

The cumulative performance of the portfolio’s market value in Table 5 is 20% for 10 trading days. The return of the Hypothetical 2X Fund for the 10-trading day period is 43.50%. In this case, because of the positive portfolio trend, the Hypothetical 2X Fund’s gain is greater than 200% of the portfolio’s market value gain for the 10-trading day period.

Table 6 – The Target Portfolio Declines in a Clear Trend

Target Portfolio				Hypothetical 2X Fund
	NAV	Daily Performance	Cumulative Performance	NAV	Daily Performance	Cumulative Performance
	$100.00			$100.00
Day 1	$98.00	-2.00%	-2.00%	$ 96.00	-4.00%	-4.00%
Day 2	$96.00	-2.04%	-4.00%	$ 92.08	-4.08%	-7.92%
Day 3	$94.00	-2.08%	-6.00%	$ 88.24	-4.16%	-11.75%
Day 4	$92.00	-2.13%	-8.00%	$ 84.49	-4.26%	-15.51%
Day 5	$90.00	-2.17%	-10.00%	$ 80.82	-4.34%	-19.17%
Day 6	$88.00	-2.22%	-12.00%	$ 77.22	-4.44%	-22.76%
Day 7	$86.00	-2.27%	-14.00%	$ 73.71	-4.54%	-26.27%
Day 8	$84.00	-2.33%	-16.00%	$ 70.29	-4.66%	-29.71%
Day 9	$82.00	-2.38%	-18.00%	$ 66.94	-4.76%	-33.05%
Day 10	$80.00	-2.44%	-20.00%	$ 63.67	-4.88%	-36.32%

The cumulative performance of the portfolio’s market value in Table 6 is -20% for 10 trading days. The return of the Hypothetical 2X Fund for the 10-trading day period is -36.62%. In this case, because of the negative hypothetical portfolio’s market value trend, the Hypothetical 2X Fund’s loss is less than 200% of the hypothetical portfolio’s decline for the 10-trading day period.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in rules under the 1940 Act, subject to certain conditions. The Funds may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Funds to invest beyond the limits set forth in Section 12(d)(1) if the Fund satisfies certain conditions specified in Rule 12d1-4, including, among other conditions, that the Funds and their advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Additional Information Related to the Subsidiary

Each Fund’s Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, each Fund wholly owns and controls its Subsidiary, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in its Subsidiary, and the Fund’s role as sole shareholder of its Subsidiary. The principal investment strategies and risks of the Subsidiary are also principal investment strategies and risks of the Fund and therefore the principal investment strategies and principal risk disclosures of the registration statement reflect the operations of each Fund and its Subsidiary on a consolidated basis.

Each Fund complies with the provisions of the 1940 Act governing investment policies on an aggregate basis with its Subsidiary. Each Fund complies with the provisions of the 1940 Act governing capital structure and leverage (Section 18) on an aggregate basis with the Subsidiary so that the Funds treat their Subsidiary’s debt as their own for purposes of Section 18. The financial statements of its Subsidiary will be consolidated with each Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports. Each Fund’s investment adviser and sub-adviser comply with Section 15 of the 1940 Act (regarding advisory agreements) with respect to the Subsidiary. Each Subsidiary complies with the 1940 Act provisions relating to affiliated transactions and custody (Section 17). The Subsidiary’s custodian is U.S. Bank. Each Fund does not intend to create or acquire primary control of any entity which primarily engages in investment activities in securities or other assets, other than entities wholly-owned or majority-owned by that Fund.

Principal Risks of Investing in the Funds

There can be no assurance that the Funds will achieve their respective investment objectives. The following information is in addition to, and should be read along with, the description of the Fund’s principal investment risks in the section titled “Fund Summary— Principal Investment Risks” above. As with any investment, there is a risk that you could lose all or a portion of your investment in a Fund. Some or all of these risks may adversely affect a Fund’s NAV per share, trading price, yield, total return and/or ability to meet its investment objective, and could affect the value of your investment in a Fund.

Each risk summarized below is considered a “principal risk” of investing in the Funds, regardless of the order in which it appears. The risks below apply to each Fund as indicated in the following table and are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Descriptions of each risk presented in the table are set forth below the table.

	Quantify 2X Daily All Cap Crypto ETF	Quantify 2X Daily Alt Season Crypto ETF	Quantify 2X Daily AltAlt Season Crypto ETF
Cayman Subsidiary Risk	X	X	X
Commodity-Linked Derivatives Tax Risk	X	X	X
Commodity Pool Regulatory Risk	X	X	X
Compounding and Market Volatility Risk	X	X	X
Concentration Risk	X	X	X
Counterparty Risk	X	X	X
Crypto Assets Risk	X	X	X
- Bitcoin Risk	X	--	--
- Ether Risk	X	X	--
- Ripple Risk	X	X	X
- Solana Risk	X	X	X
Crypto Asset ETP Risk	X	X	X
Daily Correlation/Tracking Risk	X	X	X
Derivatives Risk	X	X	X
- Crypto Asset Futures Contracts Risk	X	X	X
- Futures Contracts Risk - Generally	X	X	X
- Options Contracts Risk	X	X	X
- Swap Agreements Risk	X	X	X
Economic and Market Risk	X	X	X
ETF Risk	X	X	X

	Quantify 2X Daily All Cap Crypto ETF	Quantify 2X Daily Alt Season Crypto ETF	Quantify 2X Daily AltAlt Season Crypto ETF
- Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk	X	X	X
- Cash Redemption Risk	X	X	X
- Costs of Buying or Selling Shares	X	X	X
- Shares May Trade at Prices Other Than NAV	X	X	X
- Trading	X	X	X
Fixed Income Securities Risk	X	X	X
High Portfolio Turnover Risk	X	X	X
Intra-Day Investment Risk	X	X	X
Leverage Risk	X	X	X
Liquidity Risk	X	X	X
Management Risk	X	X	X
Money Market Instrument Risk	X	X	X
New Fund Risk	X	X	X
Newer Sub-Adviser Risk	X	X	X
Non-Diversification Risk	X	X	X
Operational Risk	X	X	X
Reverse Repurchase Agreements Risk	X	X	X
Tax Risk	X	X	X
Tracking Error Risk	X	X	X
U.S. Government and U.S. Agency Obligations Risk	X	X	X

Cayman Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The futures contracts, other derivatives and other investments held by the Subsidiary are subject to the same economic risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. In addition, the Subsidiary is also subject to many of the risks to which the Fund is subject, such as tax risks, commodity related risks, and market and data risks.

Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations, or other legally binding authority. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. If, as a result of any adverse future legislation, U.S. Treasury regulations, and/or guidance issued by the Internal Revenue Service (the “IRS”), the income of the Fund from certain commodity-linked derivatives, including income from the Fund’s investments in the Subsidiary, were treated as non-qualifying income, the Fund may fail to qualify as RIC and/or be subject to federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a RIC may limit the Fund’s use of such derivative instruments.

The Fund intends to limit its investment in the Subsidiary to no more than 25% of the value of its total assets in order to satisfy certain asset diversification requirements for taxation as a regulated investment company. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Commodity Pool Regulatory Risk. The Fund’s investment exposure to commodity futures and swaps will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the CEA and CFTC rules. The Adviser is registered as a commodity pool operator (“CPO”) and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. However, the Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to achieve its investment objective. The CFTC has not passed on the adequacy of this Prospectus.

Compounding and Market Volatility Risk. The Fund has a daily leveraged investment objective and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from two times (200%) the Target Portfolio’s performance, before the Fund’s management fee and other expenses. Compounding affects all investments but has a more significant impact on funds that aim to replicate leveraged daily returns and that rebalance daily. For the Fund aiming to replicate two times the daily performance of the Target Portfolio, if adverse daily performance of the Target Portfolio reduces the amount of a shareholder’s investment, any further adverse daily performance will lead to a smaller dollar loss because the shareholder’s investment had already been reduced by the prior adverse performance. Equally, however, if favorable daily performance of the Target Portfolio increases the amount of a shareholder’s investment, the dollar amount lost due to future adverse performance will increase because the shareholder’s investment has increased.

The effect of compounding becomes more pronounced as the Target Portfolio’s volatility and the holding period increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the Target Portfolio during a shareholder’s holding period of an investment in the Fund.

The chart below provides examples of how the Target Portfolio’s volatility could affect the Fund’s performance. The chart illustrates the impact of two factors that affect the Fund’s performance – the Target Portfolio’s volatility and the Target Portfolio’s performance. The Target Portfolio’s performance shows the percentage change in the value of the Target Portfolio over the specified time period, while the Target Portfolio’s volatility is a statistical measure of the magnitude of fluctuations in the returns during that time period. As illustrated below, even if the Target Portfolio’s performance over two equal time periods is identical, different Target Portfolio volatility (i.e., in magnitude of fluctuations in the value of the Target Portfolio) during the two time periods could result in drastically different Fund performance for the two time periods because of compounding daily returns during the time periods.

Fund performance for periods greater than one single day can be estimated given any set of assumptions for the following factors: a) the Target Portfolio volatility; b) the Target Portfolio performance; c) period of time; d) financing rates associated with leveraged exposure; and e) other Fund expenses. The chart shows estimated Fund returns for a number of combinations of Target Portfolio volatility and Target Portfolio performance over a one-year period. Performance shown in the chart assumes that: (i) there were no Fund expenses; (ii) borrowing/lending rates (to obtain leveraged exposure) of 0%. If Fund expenses and/or actual borrowing/lending rates were reflected the estimated returns would be different than those shown. Particularly during periods of higher Target Portfolio volatility, compounding will cause results for periods longer than a trading day to vary from two times (200%) the performance of the Target Portfolio.

As shown in the chart below, the Fund would be expected to lose 6.1% if there was no change in the value of the Target Portfolio over a one-year period during which the Target Portfolio experienced annualized volatility of 25%. If the Target Portfolio’s annualized volatility were to rise to 75%, the hypothetical loss for a one-year period would widen to approximately -43%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if there was no change in the value of the Target Portfolio. For instance, if the Target Portfolio’s annualized volatility is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative Target Portfolio change in the value of the Target Portfolio for the year was 0%.

Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than two times (200%) the performance of the Target Portfolio and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than two times (200%) the performance of the Target Portfolio. The Fund’s actual performance may be significantly better or worse than the performance shown below as a result of any of the factors discussed above or in the “Daily Correlation/Tracking Risk” below.

Estimated Returns of 200% or Two Times Performance of the Target Portfolio

Target Portfolio Performance		One Year Volatility Rate
One Year Target Portfolio Performance	2X Times (200%) the One Year Performance	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%

Since market volatility has negative implications for the Fund which rebalances its derivatives daily, investors should be sure to monitor and manage their investments in the Fund particularly in volatile markets. The negative implications of volatility in Table 1 can be combined with the recent volatility ranges of the then-current Target Portfolio’s historical volatility, which are expected to be high. Historical volatility and performance for the Target Portfolio are not likely indicative of future volatility and performance.

Concentration Risk. The Fund will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that the Fund will have economic exposure that is concentrated to the industries, if any, assigned to the Crypto Assets that it seeks indirect exposure to through its Target Portfolio. As a result, the Fund may be more susceptible to loss due to adverse occurrences that affect the price of such industries more than the market as a whole.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in derivatives which exposes the Fund to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund and the Fund may be unable to recover its investment from such counterparty or may obtain a limited and/or delayed recovery.

Counterparties may seek to hedge their exposure to individual clients (such as the Fund) by establishing offsetting exposures with other clients, however, there is no guarantee that counterparties will do so under all circumstances. Should a counterparty (e.g., a swap counterparty) terminate its relationship with the Fund, the Fund will seek to utilize other counterparties to seek to maintain its exposures. In addition, the Fund may use options contracts to seek to generate the leverage necessary to implement its strategy. The use of options contracts introduces distinct risks, including heightened volatility, particularly intraday. While options may provide an ancillary benefit of mitigating some losses under specific scenarios, such as severe market downturns, their inherent leverage and rapid price fluctuations can amplify the Fund’s performance volatility and lead to greater risks of substantial losses. Refer to “Derivatives Risk – Options Contracts Risks” for additional information on the risks of investing in options.

In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.

Crypto Assets Risk. Crypto Assets are relatively new and are subject to unique and substantial risks. The Fund’s investment strategy of seeking leveraged exposure to Crypto Assets is subject to uncertainties, and potential financial losses, associated with exposure to Crypto Assets. Crypto Assets are designed as mediums of exchange and are still an emerging asset class. They operate independently of any central authority or government backing and are subject to regulatory changes and at times extreme price volatility. The trading platforms for digital assets are relatively new, largely unregulated, and thus more vulnerable to fraud and failures compared to traditional, regulated exchanges. Shutdowns of these platforms due to fraud, technical glitches, or security issues can significantly affect digital asset prices and market volatility. Crypto Asset markets have experienced considerable volatility, leading to market disruptions and at times erosion of confidence among market participants. This instability and the resultant negative publicity could adversely affect the Fund’s reputation and trading prices. Ongoing Crypto Asset market turbulence could significantly impact the value of the Fund’s shares. Blockchain technologies, which underpin Crypto Assets, are relatively new, and many of their applications are untested. The adoption of blockchain and the development of competing platforms or technologies could affect its usage. Investments in companies or vehicles that utilize blockchain technology are subject to market volatility and may experience lower trading volumes compared to more established industries. Additionally, regulatory changes, internet disruptions, cybersecurity incidents, and intellectual property disputes could further affect the adoption and functionality of blockchain technology.

●	Bitcoin Risk

Bitcoin’s price is highly volatile, and its market is influenced by the changing Bitcoin network, fluctuating acceptance levels, and unpredictable usage trends. Not being a legal tender and operating outside central authority systems like banks, Bitcoin faces potential government restrictions. For instance, some countries may limit or ban Bitcoin transactions, negatively impacting its market value.

The risks associated with Bitcoin include the possibility of fraud, theft, market manipulation, and security breaches in trading platforms. A small group of large Bitcoin holders, known as “whales,” can significantly influence Bitcoin’s price. The largely unregulated nature of Bitcoin and its trading venues heightens risks of fraudulent activities and market manipulation, which could affect Bitcoin’s price. For example, if a group of miners gains control over a majority of the Bitcoin network, they could manipulate transactions to their advantage. Historical instances have seen Bitcoin trading venues shut down due to fraud or security breaches, often leaving investors without recourse and facing significant losses.

Updates to Bitcoin’s software, proposed by developers, can lead to the creation of new digital assets, or “forks,” if not broadly adopted. This can impact Bitcoin’s demand and the Fund’s performance. The extreme volatility of Bitcoin’s market price can result in shareholder losses. Furthermore, the operation of Bitcoin exchanges may be disrupted or cease altogether due to various issues, further affecting Bitcoin’s price and the Fund’s investments.

The value of Bitcoin has historically been subject to significant speculation, making trading and investing in Bitcoin reliant on market sentiment rather than traditional fundamental analysis. Bitcoin’s price can be influenced by events unrelated to its security or utility, including instability in other speculative areas of the crypto/blockchain space, potentially leading to substantial declines in its value.

Risks associated with crypto asset trading platforms include fragmentation, regulatory non-compliance, and the possibility of enforcement actions by regulatory authorities, which could impact the valuation of Bitcoin.

The security of the Bitcoin blockchain may be compromised if a single miner or group controls more than 50% of the network’s hashing power, where hashing power refers to the computational capacity used to validate and secure transactions on the blockchain. Proposed changes to the Bitcoin protocol may not be universally adopted, leading to the creation of competing blockchains (forks) with different assets and participants, exemplified by past forks like Bitcoin Cash and Bitcoin SV. The Bitcoin blockchain protocol may contain vulnerabilities that attackers could exploit to disrupt its operation, potentially compromising the security and reliability of the network.

Emerging alternative public blockchains, particularly those emphasizing privacy through technologies like zero-knowledge cryptography, pose risks and challenges to the dominance of the Bitcoin blockchain as a payment system. Common impediments to adopting the Bitcoin blockchain as a payment network include slow transaction processing, variability in transaction fees, and the volatility of Bitcoin’s price, which may deter widespread adoption by businesses and consumers. Adoption and use of other blockchains supporting advanced applications like smart contracts present challenges to the dominance of the Bitcoin blockchain, potentially impacting its long-term relevance and utility in the evolving landscape of blockchain technology.

The development and use of “Layer II solutions” are critical for the scalability and functionality of the Bitcoin blockchain, but they also introduce risks such as off-chain transaction execution, which could affect transparency and security. Layer II solutions are off-chain protocols that improve scalability and reduce transaction costs by processing transactions outside the main blockchain network.

●	Ether Risk

Ether is a relatively new and is subject to unique and substantial risks. The market for ether is subject to rapid price swings, changes and uncertainty. The further development of the Ethereum Network and the acceptance and use of ether are subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the Ethereum Network or the acceptance of ether may adversely affect the price and liquidity of ether. Ether is subject to the risk of fraud, theft, manipulation or security failures, operational or other problems that impact ether trading venues. Additionally, if one or a coordinated group of validators were to gain control of 33% or more of staked ether (i.e., ether that is deposited to support the Ethereum Network), they would have the ability to execute extensive attacks, manipulate transactions and fraudulently obtain ether. If such a validator or group of validators were to gain control of one-third of staked ether, they could halt payments.

A significant portion of ether is held by a small number of holders sometimes referred to as “whales.” Transactions by these holders may influence the price of ether. The value of ether may be substantially dependent on speculation, such that trading and investing in ether generally may not be based on fundamental analysis. The exposure of ether to instability and other speculative parts of the blockchain crypto industry, such as an event that is not necessarily related to the security or utility of the Ethereum Network, can nonetheless precipitate a significant decline in the price of ether. There are risks related to fragmentation and lack of regulatory compliance with regard to crypto asset trading platforms. The crypto asset trading platforms upon which ether is traded are or may become subject to enforcement actions by regulatory authorities.

Unlike the exchanges for more traditional assets, such as equity securities and futures contracts, ether and ether trading venues are largely unregulated. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote ether in a way that artificially increases the price of ether). Investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional asset classes. Over the past several years, a number of ether trading venues have been closed due to fraud, failure or security breaches. Investors in ether may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. The realization of any of these risks could result in a decline in the acceptance of ether and consequently a reduction in the value of ether.

Legal or regulatory changes may negatively impact the operation of the Ethereum Network or restrict the use of ether. For example, if ether were determined to be or were expected to be determined to be a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in ether, trading in ether futures may become significantly more volatile and/or completely halted, and the value of an investment in the Underlying ETPs and/or the Fund could decline significantly and without warning, including to zero.

The creation of a “fork” (as described above) or a substantial giveaway of ether (sometimes referred to as an “air drop”) may result in significant and unexpected declines in the value of ether. A fork may be intentional, such as the ‘Merge.’ The ‘Merge’ refers to protocol changes altering the method by which transactions are validated.

●	Ripple Risk

Ripple, also referred to as XRP, is a relatively new innovation and is subject to unique and substantial risks. XRP operates as a decentralized, peer-to-peer financial trading platform and value storage that is used like money. However, it has no central governmental or banking authority, is not backed by any government and not a legal tender. The markets for XRP may be less liquid and more volatile than other markets for more established products. It may be difficult to execute an XRP trade at a specific price when there is a relatively small volume of buy and sell orders in the XRP market. A market disruption can also make it more difficult to liquidate a position or find a suitable counterparty at a reasonable cost.

The market for XRP is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for XRP may be the result of speculation. The value of XRP has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of XRP may artificially inflate or deflate the price of XRP and increase volatility. A significant portion of XRP is held by a small number of holders sometimes referred to as “whales.” Transactions by these holders may influence the price of XRP and these holders may have the ability to manipulate the price of XRP.

The further development of the XRP Ledger and the acceptance and use of XRP may be subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the XRP Ledger or the acceptance of XRP may adversely affect the price and liquidity of XRP. A network of independent validator nodes validates transactions on the XRP Ledger. Any node can act as a validator, but the XRP Ledger depends on the UNL, a list of trusted validators. If more than 20% of the validators on a server’s UNL disagree, the server stops validating new ledgers to avoid potential inconsistencies or attacks. If this occurs, it is referred to as a “fork” and can result in one portion of the network running the pre-modification source code and the other portion of the network running the modified source code – an event that could negatively impact the value of XRP. If one or more malicious actors obtain control of greater than 20% of the validators on the XRP Ledger, those validators may cause the network to fail to reach a consensus and throw new transactions on the XRP Ledger into doubt. If a malicious actor took control of more than 80% of the validator nodes, those validators would have the ability to manipulate the XRP Ledger, create and engage in invalid transactions, or otherwise break the rules of the network.

XRP is subject to the risk of fraud, theft, manipulation, securities failures, and operational or other problems that impact XRP trading venues. Unlike the exchanges for more traditional assets, such as equity securities and established futures contracts, XRP and XRP trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote XRP in a way that may artificially increase the price of XRP). Investors may be more exposed to the risk of theft, fraud, market manipulation, and operational failures than when investing in more traditional asset classes. Over the past several years, a number of XRP trading venues have been closed due to fraud, failure or security breaches. Investors in XRP may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses.

The XRP Ledger has historically maintained high availability but has experienced notable disruptions. Ripple reported an unusual 15-minute latency spike on August 15, 2025, which affected only a selective group of peer connections rather than the entire network. This issue was determined to have been caused by external factors, such as temporary internet service provider (ISP) congestion or specific network routing changes. On November 25, 2024, the XRP Ledger faced a disruption of approximately 10-minutes when several nodes crashed and restarted simultaneously, briefly halting transaction processing. No asset losses occurred during these incidents, and built-in safety protocols operated to support network recovery in both cases. On February 4, 2025, the XRP Ledger experienced an unexpected halt in block production for approximately 64 minutes. During that time no new ledgers were validated, temporarily pausing all transactions. In December 2023, the launch of an “XRP Script” initiative led to a 350% increase in daily transactions from users creating low-value non-fungible tokens (NFTs). This surge in activity caused congestion, as validators struggled to keep up with the transaction demands, causing the transaction processing to temporarily fall to just 50 per second, far below the XRP Ledger’s typical capacity of 1,500 transactions per second.

Legal or regulatory changes may negatively impact the operation of the XRP protocol and network or restrict the use of XRP. For example, if XRP were determined or were expected to be determined to be offered and sold as a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in XRP.

●	Solana Risk

Solana, also referred to as SOL, is a relatively new innovation and is subject to unique and substantial risks. SOL operates as a decentralized, peer-to-peer financial trading platform and value storage that is used like money. However, it has no central governmental or banking authority, is not backed by any government and not a legal tender. The markets for SOL may be less liquid and more volatile than other markets for more established products. It may be difficult to execute a SOL trade at a specific price when there is a relatively small volume of buy and sell orders in the SOL market. A market disruption can also make it more difficult to liquidate a position or find a suitable counterparty at a reasonable cost.

The market for SOL is subject to rapid price swings, changes and uncertainty. A significant portion of the demand for SOL may be the result of speculation. The value of SOL has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of SOL may artificially inflate or deflate the price of SOL and increase volatility. A significant portion of SOL is held by a small number of holders sometimes referred to as “whales.” Transactions by these holders may influence the price of SOL and these holders may have the ability to manipulate the price of SOL.

The further development of the SOL Network and the acceptance and use of SOL may be subject to a variety of factors that are difficult to evaluate. The slowing, stopping or reversing of the development of the SOL Network or the acceptance of SOL may adversely affect the price and liquidity of SOL. If one or a coordinated group of validators were to gain control of a significant proportion of SOL, they could (depending on the proportion of control gained), impede, reverse or prevent confirmation of transactions, causing a fork in the blockchain that could result in one portion of the network running the pre-modification software and the other portion of the network running the modified software – an event that could negatively impact the value of SOL and in turn the value of the Fund. Gaining such control over the network could also result in manipulation of the blockchain and cast doubt on new SOL transactions on the Solana Network.

SOL is subject to the risk of fraud, theft, manipulation, securities failures, and operational or other problems that impact SOL trading venues. Unlike the exchanges for more traditional assets, such as equity securities and established futures contracts, SOL and SOL trading venues are largely unregulated and may be operating out of compliance with applicable regulation. As a result of the lack of regulation, individuals or groups may engage in fraud or market manipulation (including using social media to promote SOL in a way that may artificially increase the price of SOL). Investors may be more exposed to the risk of theft, fraud, market manipulation, and operational failures than when investing in more traditional asset classes. Over the past several years, the Solana Network has reportedly suffered multiple network outages including those arising from software problems, security vulnerabilities, and denial of service and bot attacks. Similarly, software and wallets employed by users and validators to access the Solana Network and transact in SOL may suffer from fraud, theft, disruptions, glitches or other problems negatively impacting the value of SOL. Investors in SOL may have little or no recourse should such theft, fraud, manipulation or other problems occur and could suffer significant losses.

Legal or regulatory changes may negatively impact the operation of the Solana Network and Protocol or restrict the use of Solana. For example, if SOL were determined or were expected to be determined to be offered and sold as a security under the federal securities laws, it is possible certain trading venues would no longer facilitate trading in SOL.

Crypto Asset ETP Risk. The Fund may invest directly in Crypto Asset ETPs or gain exposure to their returns indirectly through the use swaps or options that use them as reference assets. Crypto Asset ETPs are subject to management fees and other fees that may increase their costs versus the costs of investing in other types of investments. When the Fund invests directly in Crypto Asset ETPs, it will indirectly bear its proportionate share of management fees and other expenses that are charged by Crypto Asset ETPs, in addition to the management fees and other expenses paid by the Fund, resulting in the Fund incurring higher and duplicative expenses to the extent it invests directly in underlying Crypto Asset ETPs. There is also the risk that the Fund may suffer losses due to the investment practices of the Crypto Asset ETPs. The Fund will be subject to substantially the same risks as those associated with the direct ownership of the assets held by the underlying Crypto Asset ETPs. Additionally, the market price of the shares of underlying Crypto Asset ETPs in which the Fund invests will fluctuate based on changes in the values of the underlying Crypto Asset ETPs’ assets as well as changes in the supply and demand of their shares in the secondary market. It is also possible that an active secondary market for an underlying Crypto Asset ETP’s shares may not develop, and market trading in the shares of the underlying Crypto Asset ETP may be halted under certain circumstances. Crypto Asset ETPs are relatively new investment products and therefore these investment products may have limited operating histories.

The Fund may invest in shares of certain Crypto Asset ETPs that directly hold spot or physical Crypto Assets plus cash (known as “spot ETPs”). In addition to the risks above, spot Crypto Asset ETPs pose additional risks due to their direct holdings of Crypto Assets including (i) security threats to their spot Crypto Asset accounts at custodians resulting in loss of assets or reputational damage; (ii) valuation difficulties due to the price volatility and potential limited liquidity of Crypto Assets; and (iii) safekeeping lapses or default by custodians for spot Crypto Asset ETPs. The Fund may invest in Crypto Asset ETPs, including spot Crypto Asset ETPs, that are not registered under the 1940 Act and therefore do not have the protections expressly provided by the 1940 Act, including: provisions preventing underlying Crypto Asset ETP insiders from managing an ETP to their benefit and to the detriment of shareholders; provisions preventing an underlying Crypto Asset ETP from issuing securities having inequitable or discriminatory provisions; provisions preventing management by irresponsible persons; provisions preventing the use of unsound or misleading methods of computing underlying Crypto Asset ETP earnings and net asset value; provisions prohibiting suspension of redemptions (except under limited circumstances); provisions limiting leverage; provisions imposing a fiduciary duty on managers with respect to receipt of compensation for services; and provisions preventing changes in an underlying Crypto Asset ETP’s character without the consent of shareholders.

Daily Correlation/Tracking Risk. There is no guarantee that the Fund will achieve a high degree of leveraged correlation to the Target Portfolio and therefore achieve its daily leveraged investment objective. To achieve a high degree of leveraged correlation with the Target Portfolio, the Fund seeks to rebalance its portfolio daily to keep exposure consistent with its daily leveraged investment objective. The possibility of the Fund being materially over- or under-exposed to the Target Portfolio increases on days when the Target Portfolio is volatile near the close of the trading day. Additionally, if securities within the Target Portfolio exhibit unexpected or heightened correlations, the Fund’s ability to achieve its daily investment objective may be adversely impacted as overlapping exposures may reduce potential diversification benefits and amplify the effects of market movements. Market disruptions, regulatory restrictions and extreme volatility will also adversely affect the Fund’s ability to adjust exposure to the required levels. If there is a significant intra-day market event and/or the Target Portfolio experiences a significant increase or decline, the Fund may not meet its investment objective, be able to rebalance its portfolio appropriately, or may experience significant premiums or discounts, or widened bid-ask spreads.

The Fund may have difficulty achieving its daily leveraged investment objective due to fees, expenses, transaction costs, financing costs related to the use of derivatives, investments in ETFs, directly or indirectly, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities or derivatives held by the Fund. The Fund may also be impacted by large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to the Target Portfolio. The Fund may take or refrain from taking positions to improve the tax efficiency or to comply with various regulatory restrictions, either of which may negatively impact the Fund’s leveraged correlation to the Target Portfolio. Finally, during periods of high volatility, compounding effects and correlation shifts between securities in the Target Portfolio may cause the Fund’s returns to deviate materially from two times (2X) the daily performance of the Target Portfolio.

Derivatives Risks. The Fund’s derivative investments carry risks such as an imperfect match between the derivative’s performance and its underlying assets or index, and the potential for loss of principal, which can exceed the initial investment. Additionally, there are risks related to the possible default of the transaction’s counterparty and the illiquidity of derivatives, making them hard to sell or trade. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The derivatives used by the Fund may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Certain of the Fund’s transactions in derivatives could also affect the amount, timing, and character of distributions to shareholders, which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

Crypto Asset Futures Contracts Risk. The market for Crypto Asset Futures Contracts may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the markets for Crypto Asset Futures Contracts have grown substantially in recent years, there can be no assurance that this growth will continue. The price for a Crypto Asset Futures Contract is based on a number of factors, including the supply of and the demand for the specific Crypto Asset traded in the futures markets. Market conditions and expectations, regulatory limitations or limitations imposed by the listing exchanges or futures commission merchants (“FCMs”) (e.g., margin requirements, position limits, and accountability levels), collateral requirements, availability of counterparties, and other factors each can impact the supply of and demand for Crypto Asset Futures Contracts and limit the Fund’s ability to achieve its desired exposure to Crypto Assets. If the Fund is unable to achieve such exposure, it may not be able to meet its investment objective and the Fund’s returns may be different or lower than expected. Additionally, collateral requirements may require the Fund to liquidate its positions, potentially incurring losses and expenses, when it otherwise would not do so. Investing in derivatives like Crypto Asset Futures Contracts may be considered aggressive and may expose the Fund to significant counterparty, liquidity and other risks.

The performance of Crypto Asset Futures Contracts, in general, has historically been highly correlated to the performance of their underlying Crypto Asset, but there can be no assurance that this will continue. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost of Crypto Asset Futures Contracts and decrease the correlation between the performance of Crypto Asset Futures Contracts and their corresponding Crypto Asset, over short or even long-term periods. In the event that there are persistent disconnects between the performance of Crypto Assets and their respective Crypto Asset Futures Contracts, the Fund may not be able to obtain the desired leveraged exposure and may not be able to achieve its investment objective. In addition, the performance of distant month futures contracts is likely to differ more significantly from the performance of the spot prices of Crypto Assets. To the extent the Fund is invested in distant month Crypto Asset Futures Contracts, the performance of the Fund’s Crypto Asset Futures Contracts should be expected to deviate more significantly from the performance of the corresponding Crypto Asset. Moreover, price differences between a Crypto Asset and its corresponding Crypto Asset Futures Contracts will expose the Fund to risks different from, and possibly greater than, the risks associated with investing directly in a Crypto Asset, including larger losses or smaller gains.

Futures Contracts Risk - Generally. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) the inability to predict correctly the direction of prices, interest rates, currency exchange rates and other economic factors; (vi) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vii) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract.

Options Contracts Risk. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political events, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. The value of the options contracts in which the Fund invests is substantially influenced by the value of the underlying Crypto Assets related investments used as reference instruments. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate as the underlying instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods. Additionally, as the Fund intends to continuously maintain indirect exposure to Crypto Asset related investments through the use of options contracts, as the options contracts it holds are exercised or expire it will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Fund may experience losses. The use of options to generate leverage introduces additional risks, including significant potential losses if the market moves unfavorably. The leverage inherent in options can amplify both gains and losses, leading to increased volatility and potential for substantial losses, particularly in periods of market uncertainty or low liquidity. Additionally, the Fund may incur losses if the value of a Crypto Asset related investment moves against its positions, potentially resulting in a complete loss of the premium paid.

Swap Agreements Risk. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser to structure such swap agreements in accordance with the Fund’s investment objective and to identify counterparties for those swap agreements. If the Adviser is unable to enter into swap agreements that provide leveraged exposure to a Crypto Asset related investment, the Fund may not meet its stated investment objective. Additionally, any financing, borrowing or other costs associated with using swap transactions may also have the effect of lowering the Fund’s return.

The swap agreements in which the Fund invests are generally traded in the over-the-counter market, which generally has less transparency than exchange-traded derivatives instruments. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities.

If a Target Portfolio’s derivative investment has a dramatic move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the swap transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve exposure consistent with the Fund’s investment objective. This may prevent the Fund from achieving its leveraged investment objective, even if the investment later reverses all or a portion of its movement.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risk.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. The costs associated with cash redemptions may include brokerage costs that the Fund may not have incurred if it had made the redemptions in-kind. These costs could be imposed on the Fund, decreasing its NAV, to the extent these costs are not offset by a transaction fee payable by an authorized participant.

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. This adverse effect on liquidity for the Fund’s shares may lead to wider bid-ask spreads and differences between the market price of the Fund’s shares and the underlying value of the shares.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s Share price and total return to be reduced and fluctuate more than other types of investments.

High Portfolio Turnover Risk. Daily rebalancing of the Fund’s holdings pursuant to its daily investment objective causes a much greater number of portfolio transactions when compared to most ETFs. Additionally, active market trading of the Fund’s Shares on exchanges (such as the Exchange), could cause more frequent creation and redemption activities, which could increase the number of portfolio transactions. Frequent and active trading may lead to higher transaction costs because of increased broker commissions resulting from such transactions. In addition, there is the possibility of significantly increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them). The Fund calculates portfolio turnover without including the short-term cash instruments or derivative transactions that comprise the majority of the Fund’s trading. As such, if the Fund’s extensive use of derivative instruments were reflected, the calculated portfolio turnover rate would be significantly higher.

Intra-Day Investment Risk. The Fund seeks investment results from the close of the market on a given trading day until the close of the market on the subsequent trading day. The exact exposure of an investment in the Fund intraday in the secondary market is a function of the difference between the market value of the Target Portfolio at the market close on the first trading day and the market value of the Target Portfolio at the time of purchase. If the market value of the Target Portfolio rises, the Fund’s net assets will rise by approximately twice the amount as the Fund’s exposure. Conversely, if the market value of the Target Portfolio declines, the Fund’s net assets will decline by approximately two times the amount as the Fund’s exposure. Thus, an investor that purchases Shares intra-day may experience performance that is greater than, or less than, the Fund’s stated leveraged performance of the Target Portfolio.

If there is a significant intra-day market event and/or the securities of the Target Portfolio experience a significant increase or decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately.

Leverage Risk. The Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the daily performance of the Target Portfolio will be magnified. This means that an investment in the Fund will be reduced by an amount equal to 2% for every 1% daily decline in the value of the Target Portfolio, not including the costs of financing leverage and other operating expenses, which would further reduce its value. The Fund could theoretically lose an amount greater than its net assets in the event the value of the Target Portfolio declines more than 50%. Leverage will also have the effect of magnifying any differences in the Fund performance’s correlation with the Target Portfolio’s share price.

Liquidity Risk. Some securities held by the Fund may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Target Portfolio. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser or Sub-Adviser’s success or failure to implement investment strategies for the Fund. The Fund’s investment approach heavily relies on the use of leverage to manage overall investment risk. However, this strategy inherently carries the risk of magnifying the Fund’s exposures, potentially undermining its foundational investment thesis. If the Adviser or Sub-Adviser fails to effectively control the leveraging risk, the Fund’s investment objective may become unachievable. Therefore, the success of the Fund is closely tied to the Adviser’s and Sub-Adviser’s ability to adeptly manage the risks associated with leveraged instruments.

Money Market Instrument Risk. The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Repurchase agreements are contracts in which a seller of securities agrees to buy the securities back at a specified time and price. Repurchase agreements may be subject to market and credit risk related to the collateral securing the repurchase agreement. Money market instruments may lose money.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

Newer Sub-Adviser Risk. The Sub-Adviser is a recently formed entity and has limited experience with managing an ETF, which may limit the Sub-Adviser’s effectiveness. As a result, there is no long-term track record against which an investor may judge the Sub-Adviser and it is possible the Sub-Adviser may not achieve the Fund’s intended investment objective.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Fund’s Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Tax Risk. The Fund intends to treat any income received by its Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders and to meet the requirement that the Subsidiary have a value not in excess of 25% of the Fund’s value at the close of a quarter. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of its investment objective which aims to replicate two times the daily percentage change in the price of the Target Portfolio. Tracking error may occur for a number of reasons. Tracking error may occur because of transaction costs, the Fund’s holding of cash, differences in accrual of dividends, being under- or overexposed to the Target Portfolio or the need to meet new or existing regulatory requirements. Tracking error risk may be heightened during times of market volatility or other unusual market conditions such as market disruptions. The Fund may be required to deviate from its investment objectives, and therefore experience tracking error, as a result of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Adviser and its affiliates.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

PORTFOLIO HOLDINGS

Information about the Funds’ daily portfolio holdings is, or will be, available on the Funds’ website at www.quantifyfunds.com.

A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.

MANAGEMENT

Investment Adviser

Tidal Investments LLC (the “Adviser”), located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is an SEC registered investment adviser and a Delaware limited liability company. Tidal was founded in March 2012 and is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of November 30, 2025, Tidal had assets under management of approximately $ 45.22 billion and served as the investment adviser or sub-adviser for 340 registered funds.

Tidal serves as investment adviser to the Funds and has overall responsibility for the general management and administration of the Funds pursuant to an investment advisory agreement with the Trust, on behalf of each Fund (the “Advisory Agreement”). The Adviser is responsible for trading portfolio securities and financial instruments for the Funds, including selecting broker-dealers to execute purchase and sale transactions. The Adviser also arranges for transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate. For the services provided to each Fund, each Fund pays the Adviser a unitary management fee , which is calculated daily and paid monthly, at an annual rate set forth in the table below based on the Fund’s average daily net assets.

Fund Name	Unitary Management Fee	Fee Waiver	Unitary Management Fee (after fee waiver)
Quantify 2X Daily All Cap Crypto ETF	1.29%	0.00%	1.29%
Quantify 2X Daily Alt Season Crypto ETF	1.39%	0.20%	1.19%
Quantify 2X AltAlt Season Crypto ETF	1.39%	0.00%	1.39%

For the services it provides to the Fund, the Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of 1.39% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its unitary management fee for the Fund (which includes all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Excluded Expenses”)) to 1.19% of the Fund’s average daily net assets through at least March 27, 2027. This agreement may be terminated only by, or with the consent of, the Board of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board. The fee waiver is not subject to recoupment.

Under the Advisory Agreement, in exchange for a single unitary management fee from each Fund, the Adviser has agreed to pay all expenses incurred by each Fund except for interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unitary management fee payable to the Adviser (collectively, the “Excluded Expenses”).

The Adviser also serves as the investment adviser to each Fund’s Subsidiary, a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company, pursuant to an investment advisory agreement with the Subsidiary (the “Subsidiary Advisory Agreement”). The Adviser is also responsible for trading portfolio securities and financial instruments for each Subsidiary, including selecting broker-dealers to execute purchase and sale transactions. The Adviser does not receive additional compensation for its services to a Subsidiary. The investment advisory agreement between the Adviser and each Subsidiary was approved by the Board. However, because each Subsidiary is not registered under the 1940 Act, it is not subject to the regulatory protections of the 1940 Act and each Fund, as an investor in its respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. Because each Fund wholly owns and controls its Subsidiary, and the Adviser is subject to the oversight of the Board, it is unlikely that any Subsidiary will take action contrary to the interests of a Fund or its shareholders. Additionally, as part of the Board’s consideration of the Advisory Agreement between the Trust and the Adviser, the Board will also consider the Adviser’s performance with regard to each Subsidiary.

Investment Sub-Adviser

Quantify Chaos Advisors, LLC, doing business as Quantify Funds (“Quantify Funds” or the “Sub-Adviser”), a Delaware corporation located at 60 Wharf Drive, Apt. 3309, Brooklyn New York 11222, serves as the investment sub-adviser for the Funds. Quantify Chaos Advisors, LLC was founded in July 2023 (dba Quantify Funds as of August 2023), and became registered as an investment advisor registered with the SEC in November 2023. As of November 30, 2025, Quantify Funds had had assets under management of approximately $ 143.18 million.

The Sub-Adviser is responsible for the day-to-day management of the portion of each Fund’s portfolio invested in U.S. Treasury bills, money market funds, cash and other cash equivalents, subject to the supervision of the Adviser and the Board. The Sub-Adviser serves as the sub-adviser to each Fund, pursuant to a sub-advisory agreement between the Adviser and Quantify Funds (the “Sub-Advisory Agreement”).

For its services as sub-adviser, Quantify Funds is entitled to receive a fee from the Adviser, which fee is calculated daily and payable monthly, at an annual rate of 0.06% of the average daily net assets of each Fund. However, as Fund Sponsor, Quantify Funds may automatically waive all or a portion of its sub-advisory fee. See “Fund Sponsor” below for more information.

The Sub-Adviser also serves as the investment sub-adviser to each Fund’s Subsidiary pursuant to an investment sub-advisory agreement with the Adviser (the “Subsidiary Sub-Advisory Agreement”). The Sub-Adviser is also responsible for the day-to-day management of the portion of each Subsidiary’s portfolio invested in U.S. Treasury bills, money market funds, cash and other cash equivalents. The Sub-Adviser does not receive additional compensation for its services to each Subsidiary. The Subsidiary Sub-Advisory Agreement was approved by the Board.

Advisory and Sub-Advisory Agreements

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Agreement will be available in the semi-annual report to shareholders on Form N-CSR for the period ending May 31, 2026.

CFTC Regulation

Because of the nature of their investments, the Funds are subject to regulation under the Commodities Exchange Act of 1936, as amended (the “CEA”), as commodity pools and the Adviser is subject to regulation under the CEA as a commodity pool operator (“CPO”) with respect to the Funds, as those terms are defined under the CEA. The Adviser is regulated by the CFTC and the National Futures Association and is subject to those regulators’ disclosure requirements. Further, the Adviser is regulated by the SEC and is subject to its disclosure requirements. The CFTC has adopted rules that are intended to harmonize certain CEA disclosure requirements with SEC disclosure requirements, including Rule 4.12(c)(3)(i) under the CEA, which requires the CPO of a registered investment company with less than three years of operating history to disclose the performance of all accounts and pools that are managed by the CPO and that have investment objectives, policies and strategies substantially similar to those of the newly-formed registered investment company. The CPO has limited experience managing accounts and/or pools that have investment objectives, policies, and strategies substantially similar to those of the Fund. The Sub-Adviser does not trade commodity interests on behalf of the Funds or each Subsidiary and is therefore not subject to CEA regulations.

Portfolio Managers

The following individuals (each, a “Portfolio Manager”) have served as portfolio managers of each Fund since its inception in 2025. Mr. Dziekanski is primarily responsible for management of the portion of each Fund’s portfolio invested in U.S. Treasury bills, money market funds, cash and other cash equivalents. Mr. Stephen Foy and Mr. Christopher P. Mullen are primarily responsible for trading and execution for the remainder of each Fund’s portfolio.

David Dziekanski, Portfolio Manager for the Sub-Adviser

David Dziekanski is an ETF industry veteran with 20 years of asset management experience. David is the Co-Founder, Chief Executive, and Chief Investment Officer of Quantify Funds, and the Chief Executive Officer and Chief Investment Officer of Quantify Chaos. David was previously a portfolio manager with Tidal Financial Group and has 15 years of experience investing in private equity, venture capital and private real estate. David is a co-founder of Foursight Capital Partners, investing primarily in seed rounds, whose last fund focused on women-led businesses in the health & wealth sectors. Previously, David also served as Vice President and Portfolio Strategist at Ladenburg Thalmann Asset management overseeing $1.8 billion in assets. His professional background includes positions in wealth management, fixed income and securities trading at Morgan Stanley, Bear Stearns & AIM securities. David holds a master’s degree in quantitative finance (MSFQ) from The Washington University in St Louis’ Olin School of Business, and bachelor’s degrees in applied mathematics, finance, and economics from Washington University College of Arts and Sciences.

Stephen Foy, Portfolio Manager for the Adviser

Mr. Foy joined Tidal in 2024 and is Senior Vice President of Trading and Co-Head of Tidal’s ETF Trading and Portfolio Management team. He previously oversaw Invesco ETF Services from 2021 to 2024, including middle and back-office operations as well as portfolio implementation for all equity and alternative ETFs. Mr. Foy holds an MBA from Johns Hopkins University and spent five years in ETF Portfolio Management at ProShares from 2016 to 2021. He brings a robust portfolio management background across a wide array of strategies and asset classes. Throughout his career, he has led global teams through hundreds of product launches, organizational changes, and technological and operational transformations.

Christopher P. Mullen, Portfolio Manager for the Adviser

Christopher P. Mullen serves as Portfolio Manager at the Adviser, having joined the firm in January 2024. From September 2019 to December 2023, he was a Portfolio Manager at Vest Financial LLC, where he managed exchange-traded funds, mutual funds and retirement fund portfolios. Mr. Mullen previously served as a Senior Portfolio Analyst at ProShares Advisors LLC from September 2016 until September 2019. Prior to that, Mr. Mullen served as associate portfolio manager at USCF Investments LLC from February 2013 to September 2016. Mr. Mullen received a Master of Business Administration from the University of Maryland. He also holds a dual bachelor’s degree in global politics and history from Marquette University.

The Funds’ SAI provides additional information about each portfolio manager’s compensation structure, other accounts that each portfolio manager manages, and each portfolio manager’s ownership of Shares.

FUND SPONSOR

The Adviser has entered into a fund sponsorship agreement with Quantify Funds and Defiance ETFs, LLC (each a “Sponsor”) pursuant to which each Sponsor is a sponsor to the Funds. Under this arrangement, each Sponsor has agreed to provide financial support (as described below) to the Funds. In turn, the Adviser has agreed to share with each Sponsor a portion of profits, if any, generated by a Fund’s Advisory Fee. Every month, the Advisory Fees, which are unitary management fees, for each Fund are calculated and paid to the Adviser.

If the amount of the unitary management fee for a Fund exceeds the Fund’s operating expenses (including the sub-advisory fee) and the Adviser-retained amount, the Adviser pays a portion of the net total to each Sponsor. The amounts paid to each Sponsor represent a portion of any remaining profits from the Advisory Fee.

During months when the funds generated by the unitary management fee are insufficient to cover the entire sub-advisory fee, that fee is automatically waived (and any such waiver is not subject to recoupment).

Further, if the amount of the unitary management fee for a Fund is less than the Fund’s operating expenses and the Adviser-retained amount, Quantify Funds is obligated to reimburse the Adviser for a portion of the shortfall.

HOW TO BUY AND SELL SHARES

Each Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to the Funds, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

In order to purchase Creation Units of a Fund, an AP must generally deposit a designated portfolio of equity securities (the “Deposit Securities”) and/or a designated amount of U.S. cash. Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause a Fund to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. These costs could be imposed on a Fund, and thus decrease a Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an AP.

Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

None of the Funds impose restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by a Fund’s shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with a Fund, are an essential part of the ETF process and help keep Share trading prices in line with the NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, each Fund employs fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by such Fund in effecting trades. In addition, the Funds and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for the Funds is calculated by dividing such Fund’s net assets by its Shares outstanding.

In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security or other asset held by a Fund or is determined to be unreliable, the security or other asset will be valued at fair value estimates under guidelines established by the Adviser (as described below).

Each Fund values swap agreements based on the nature of the underlying reference asset or index. A Fund may use the closing price of the underlying reference asset, as provided by independent pricing services, or evaluated prices generated by pricing vendors’ models. Each Fund values exchange-traded options at the composite mean price, calculated as the average of the highest bid and lowest ask prices across the exchanges on which the option is principally traded. Each Fund values futures contracts at their market values established by the exchanges on which they are traded at the close of trading on such exchanges.

Fair Value Pricing

The Board has designated the Adviser as the “valuation designee” for each Fund under Rule 2a-5 of the 1940 Act, subject to its oversight. The Adviser has adopted procedures and methodologies, which have been approved by the Board, to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been delisted or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Adviser’s valuation procedures. The Adviser will fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Each Fund intends to pay out dividends and interest income, if any, annually, and distribute any net realized capital gains to its shareholders at least annually.

Each Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

Each Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when a Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Taxes on Distributions

For federal income tax purposes, distributions of net investment income are generally taxable as ordinary income. Taxes on distributions of net capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by such Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by such Fund from U.S. corporations, subject to certain limitations. Given the investment strategies of the Funds, it is unlikely that any dividends paid by a Fund will be qualified dividends or be eligible for the corporate dividends paid deduction.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). Each Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of shares of a Fund is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. The Funds may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), the Funds may be required to withhold a generally nonrefundable 30% tax on distributions of net taxable income paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (“IRS”) the identity of certain of its account-holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that they are not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of substantially identical Shares.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

The Funds may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Funds to recognize investment income and/or capital gains or losses that they might not have recognized if they had completely satisfied the redemption in-kind. As a result, the Funds may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Important Tax Considerations When Purchasing Fund Shares

If you are investing through a taxable account, you should carefully consider the timing of your investment relative to a Fund’s distribution schedule. Purchasing Fund shares shortly before a distribution may increase your tax liability, a situation commonly referred to as “buying a dividend.”

When a Fund makes a distribution, its share price typically drops by an amount roughly equal to the distribution. As a hypothetical example, if you invest $5,000 to purchase 250 shares at $20 per share on December 15, and a Fund pays a $1 per share distribution on December 16, the share price would adjust to $19 (ignoring market fluctuations). Although your total investment value remains $5,000 (250 shares × $19 in share value plus 250 shares × $1 distribution), you would owe taxes on the $250 distribution, even if you reinvest the distribution rather than receiving it in cash.

Distributions are taxable to shareholders even if they are paid from income or gains realized by a Fund before you invested, and even if they were reflected in the purchase price of the shares. Consequently, you may incur taxes on income or gains that accrued before your investment, without corresponding benefit.

Unless you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement plan, you may wish to avoid purchasing Fund shares shortly before a distribution. You can minimize the potential tax impact by reviewing a Fund’s distribution schedule prior to investing. When available, information about a Fund’s distribution schedule can be found on the Funds’ website at www.quantifyfunds.com.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You also may be subject to foreign, state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

DISTRIBUTION

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group) (the “Distributor”), the Funds’ distributor, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 190 Middle Street Suite 301, Portland, Maine 04101.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Funds are authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of assets of the respective Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found on the Funds’ website at www.quantifyfunds.com. When available, information regarding the number of days in the prior six months that the Funds failed to provide the sought after leveraged returns (subject to a de minimis threshold) as well as the highest positive and negative variances during the period can be found on the Funds’ website at www.quantifyfunds.com.

ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and the Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in any Fund particularly.

The Third Amended and Restated Declaration of Trust (“Declaration of Trust”) provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a Fund’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgments that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The Declaration of Trust further provides that shareholders owning Shares representing no less than a majority of a Fund’s outstanding shares must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose. The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any Fund, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a Fund, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the Fund, generally. Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the Fund with respect to which the direct action is brought at the time of the injury complained of or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time. The Declaration of Trust further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. These provisions do not apply to claims brought under the federal securities laws.

The Declaration of Trust also requires that actions by shareholders against a Fund be brought exclusively in a federal or state court located within the State of Delaware. This provision will not apply to claims brought under the federal securities laws. Limiting shareholders’ ability to bring actions only in courts located in Delaware may cause shareholders economic hardship to litigate the action in those courts, including paying for traveling expenses of witnesses and counsel, requiring retaining local counsel, and may limit shareholders’ ability to bring a claim in a judicial forum that shareholders find favorable for disputes, which may discourage such actions.

FINANCIAL HIGHLIGHTS

This section would ordinarily include Financial Highlights. The Financial Highlights table is intended to help you understand the performance of the Fund for its periods of operations. Because the Fund has not yet completed its initial fiscal period as of the date of this Prospectus, no Financial Highlights are shown.

Quantify 2X Daily All Cap Crypto ETF

Quantify 2X Daily Alt Season Crypto ETF

Quantify 2X Daily AltAlt Season Crypto ETF

Adviser	Tidal Investments LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204	Sub-Adviser	Quantify Chaos Advisors, LLC d/b/a Quantify Funds 60 Wharf Drive, Apt. 3309 Brooklyn, New York 11222
Distributor	Foreside Fund Services, LLC 190 Middle Street, Suite 301 Portland, Maine 04101	Administrator	Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204
Legal Counsel	Sullivan & Worcester LLP 1251 Avenue of the Americas 19th Floor New York, New York 10020	Sub-Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, Pennsylvania 19103	Custodian	U.S. Bank National Association 1555 North Rivercenter Dr. Milwaukee, Wisconsin 53212

Investors may find more information about the Fund in the following documents:

Statement of Additional Information: The Funds’ SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI dated January 2, 2026, as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR . In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance after the first fiscal year the Fund is in operation. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

You can obtain free copies of these documents request other information or make general inquiries about the Fund by contacting the Fund at the Quantify Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252 or calling (844) 599-9888.

Shareholder reports and other information about the Funds are also available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
●	Free of charge from the Funds’ Internet website at www.quantifyfunds.com; or
●	For a fee, by e-mail request to publicinfo@sec.gov.

The SAI and other information are also available from a financial intermediary (such as a broker-dealer or bank) through which the Funds’ shares may be purchased or sold.

(SEC Investment Company Act File No. 811-23793)

Quantify 2X Daily All Cap Crypto ETF (QXAC)

Quantify 2X Daily Alt Season Crypto ETF (QXAS)

Quantify 2X Daily AltAlt Season Crypto ETF (QXAA)

each listed on NYSE Arca, Inc.

STATEMENT OF ADDITIONAL INFORMATION

January 2, 2026

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for the Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF and Quantify 2X Daily AltAlt Season Crypto ETF (each a “Fund” and collectively the “Funds”), each a series of Tidal Trust II (the “Trust”), dated January 2, 2026, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by calling the Funds at (844) 599-9888, visiting www.quantifyfunds.com or writing to the Funds at Quantify 2X Crypto ETFs, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, Missouri 64121-9252.

Each Fund’s audited financial statements for the most recent fiscal year (when available) will be incorporated into this SAI by reference to such Fund’s most recent annual Certified Shareholder Report on Form N-CSR (File No. 811-23793). When available, a copy of each Fund’s annual Certified Shareholder Report may be obtained at no charge by contacting the Funds at the address or phone number noted above.

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GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple series, including the Funds. This SAI relates to the Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF and Quantify 2X Daily AltAlt Season Crypto ETF. The Trust was organized as a Delaware statutory trust on January 13, 2022. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company and the offering of each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). Tidal Investments LLC (“Tidal” or the “Adviser”) serves as investment adviser to each Fund. Quantify Chaos Advisors, LLC (the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

Each Fund offers and issues Shares at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Funds generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares of the Funds are each listed on NYSE Arca, Inc. (the “Exchange”). Shares of the Funds trade on the Exchange at market prices that may differ from the Shares’ respective NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors, known as “Authorized Participants” or “APs,” purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to a Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Non-Diversification

Each Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Funds are not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund, and therefore, those issuers may constitute a greater portion of such Fund’s portfolio. This may have an adverse effect on the Fund’s performance or subject its Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, a Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

Although the Funds are non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Code, and to relieve such Fund of any liability for federal income tax to the extent that their earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of a Fund and may make it less likely that such Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.

General Risks

The value of a Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in a Fund could lose money over short or long periods of time.

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There can be no guarantee that a liquid market for the securities held by a Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid-ask spreads are wide.

Cyber Security Risk. Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, Custodian (defined below), Transfer Agent (defined below), intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact each Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Funds to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such portfolio companies to lose value.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and the associated risk factors. The Funds will invest in any of the following instruments or engage in any of the following investment practices only if such investment or activity is consistent with such Fund’s investment objective and permitted by such Fund’s stated investment policies. In addition, certain of the techniques and investments discussed in this SAI are not principal strategies of the Funds as disclosed in the Prospectus, and while such techniques and investments are permissible for a Fund to utilize, such Fund is not required to utilize such non-principal techniques or investments.

Borrowing

Although the Funds do not intend to borrow money, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to one-third (1/3) of its total assets. The Funds will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the applicable Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Funds also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Depositary Receipts

To the extent the Funds invest in stocks of foreign corporations, a Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.

Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

The Funds will not invest in any unlisted depositary receipts or any depositary receipt that is deemed to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored. However, the Funds may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts.

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Equity Securities

Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of such Fund’s Shares to decline.

An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of Shares of such Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Types of Equity Securities:

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Smaller Companies. The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

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When-Issued Securities. A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments. Rule 18f-4 under the 1940 Act permits a Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the Delayed-Settlement Securities Provision). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

Foreign Securities

The Funds may invest directly in foreign securities or have indirect exposure to foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards, and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than exists in the United States. Interest and dividends paid by foreign issuers as well as gains or proceeds realized from the sale or other disposition of foreign securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, the imposition of economic sanctions, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Funds held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which a Fund may invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of such Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of such Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on a Fund’s ability to repatriate investment income or capital and, thus, may adversely affect the operations of the Funds. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Funds.

Foreign Currencies

Although the Funds intend to only hold investments denominated in U.S. dollars, each Fund may have indirect exposure to foreign currency fluctuations. A Fund’s net asset value could decline if a relevant foreign currency depreciates against the U.S. dollar or if there are delays or limits on the repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, a Fund’s net asset value may change without warning, which could have a significant negative impact on such Fund.

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Illiquid and Restricted Investments

Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limit shall be observed continuously.

A Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Fund’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by a Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.

Investment Company Securities

The Funds may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Investing in another pooled vehicle exposes the Funds to all the risks of that pooled vehicle. The Funds generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market mutual funds, including unregistered money market funds, so long as a Fund does not pay a sales load or service fee in connection with the purchase, sale, or redemption or if such fees are paid, the Adviser waives its management fee in an amount necessary to offset the amounts paid.

If a Fund invests in and, thus, is a shareholder of, another investment company, such Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.

Pursuant to Section 12(d)(1), each Fund may invest in the securities of another investment company (the “acquired company”) provided that such Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

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However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1), subject to certain conditions. The Funds may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows a Fund to invest beyond the stated limits in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

The Funds may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund; and (2) the sales load charged on Shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Initial Public Offering Risk

The Funds may, on a limited basis, participate in IPOs. The market value of IPO shares may fluctuate considerably and is often subject to speculative trading due to factors such as the absence of a prior public market, unseasoned trading, a smaller number of shares available for trading and limited information available about the issuer, its business model, the quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. Additionally, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Funds to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Money Market Funds

The Funds may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Funds to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when a Fund sells the shares it owns, they may be worth more or less than what such Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Other Short-Term Instruments

The Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: () shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service or “A-1” by Standard & Poor’s Financial Services or, if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Derivative Instruments

Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps.

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Derivative instruments may be used to modify the effective duration of a Fund’s portfolio investments. Derivative instruments may also be used for “hedging,” which means that they may be used when the Sub-Adviser seeks to protect a Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations, or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Sub-Adviser’s ability to gauge relevant market movements.

Derivative instruments may be used for the purpose of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. Each Fund’s use of derivative instruments may be limited from time to time by policies adopted by the Board, the Adviser or the Sub-Adviser.

SEC Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of a Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a Fund obtains leverage. Among other things, under Rule 18f-4, a Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a Fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. A Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or a Fund’s own portfolio absent derivatives holdings, as determined by such Fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” As a result of the Relative VaR Test, a Fund may not seek returns in excess of 2x the designated reference portfolio. If a Fund determines that the Relative VaR Test is not appropriate in light of its strategy, subject to specified conditions, the Fund may instead comply with the “Absolute VaR Test.” A Fund will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of the Fund’s net assets.

In addition, among other requirements, Rule 18f-4 requires a Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding a Fund’s derivatives activities.

Commodity Pool Operator. As a result of a Fund’s investment in “commodity interests” as defined under the Commodity Exchange Act (“CEA”), a Fund and its wholly owned Cayman Subsidiary through which it invests are each subject to regulation by the Commodities Futures Trading Commission (“CFTC”) as commodity pools. In addition, the Adviser is subject to regulation by the CFTC as a commodity pool operator (“CPO”) with respect to a Fund and the Cayman Subsidiary under the CEA. The Adviser does not currently rely on an exclusion from the definition of CPO with respect to a Fund or the Cayman Subsidiary. Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts. The Sub-Adviser does not trade commodity interests on behalf of a Fund or the Cayman Subsidiary and is therefore not subject to CEA regulations.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund’s to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices, and debt securities, including U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

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Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Funds will incur brokerage fees when it buys or sells futures contracts.

The Funds generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When the Fund’s enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund’s), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund’s or received by the Fund’s in accordance with margin controls set for such accounts, depending upon changes in the marked-to market value of the futures contract. The account is marked-to market daily and the variation margin is monitored by the Adviser and Custodian (defined below) on a daily basis. When the futures contract is closed out, if the Funds have a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Funds have a loss of less than the margin amount, the excess margin is returned to the Funds. If the Funds have a gain, the full margin amount and the amount of the gain is paid to the Funds.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts. The Fund’s use of futures contracts is subject to the risks associated with derivative instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Funds in excess of the amount that the Funds delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Funds. In addition, if the Funds have insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund’s to experience substantial losses on an investment in a futures contract.

There is a risk of loss by the Funds of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Funds have an open position in a futures contract. The assets of the Fund’s may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Funds might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Funds are also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

The Fund’s may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund’s wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the Adviser’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if the Funds have purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Funds will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

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The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the Adviser may still not necessarily result in a profitable transaction.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law. For more information, see “Developing government regulation of derivatives” below.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When a Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (the exercise price). The purchase of a call or put option on a futures contract, whereby a Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, a Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-U.S. currency against the U.S. dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer. For more general information about the mechanics of purchasing and writing options, see “Options” below.

Risks of options on futures contracts. A Fund’s use of options on futures contracts are subject to the risks related to derivative instruments generally. In addition, the amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

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Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Funds may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, a Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which case such Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Funds may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. A Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Funds may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

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As the writer of a covered call option, a Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and such Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, such Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allow a Fund to terminate its positions in written and purchased options. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by a Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Over-the-counter options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Funds use only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Funds may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which such Fund originally wrote the option. A Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The staff of the SEC has taken the position that purchased OTC options on securities are considered illiquid securities. Pending a change in the staff’s position, the Funds will treat such OTC options on securities as illiquid and subject to such Fund’s limitation on illiquid securities.

Interest rate caps. An interest rate cap is a type of OTC option. The buyer of an interest rate cap pays a premium to the seller in exchange for payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. The floating interest rate may be tied to a reference rate, a long-term swap rate or other benchmark. The amount of each payment is determined by reference to a specified “notional” amount of money. Interest rate caps do not involve the delivery of securities, other underlying instruments, or principal amounts. Accordingly, barring counterparty risk, the risk of loss to the purchaser of an interest rate cap is limited to the amount of the premium paid.

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An interest rate cap can be used to increase or decrease exposure to various interest rates, including to hedge interest rate risk. By purchasing an interest rate cap, the buyer of the cap can benefit from rising interest rates while limiting its downside risk to the amount of the premium paid. If a Fund buys an interest rate cap and the Adviser is correct at predicting the direction of interest rates, the interest rate cap will increase in value. But if the Adviser is incorrect at predicting the direction, the interest rate cap will expire worthless.

By writing (selling) an interest rate cap, the seller of the cap can benefit by receiving a premium in exchange for assuming an obligation to make payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. If interest rates rise above the agreed upon cap, the seller’s obligation to make payments may result in losses in excess of the premium received.

Correctly predicting the value of an interest rate cap requires an understanding of the referenced interest rate, and a Fund bears the risk that the Adviser will not correctly forecast future market events, such as interest rate movements. Interest rate caps also involve the risks associated with derivative instruments generally, as described herein, including the risks associated with OTC options.

Risks of options. The Funds’ options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Funds may have difficulty effecting closing transactions in particular options. Therefore, a Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. A Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when a Fund cannot affect a closing transaction with respect to a put option it wrote, and the buyer exercises, such Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If a Fund, as a covered call option writer, is unable to affect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Adviser is not successful in using options in managing a Fund’s investments, such Fund’s performance will be worse than if the Adviser did not employ such strategies.

Swaps. Generally, swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, a Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-U.S. currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.

The Funds will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by a Fund and its counterparty with respect to a particular swap agreement are netted out, with such Fund receiving or paying, as the case may be, only the net difference in the two payments. A Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. A Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes such Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund’s obligations will be accrued on a daily basis.

Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

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Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. The Funds customarily enter into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts. In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, a Fund is required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by such Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments (“variation margin”). Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to such Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Funds do not intend to typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin for uncleared swaps have been adopted and are being phased in over time. When these rules take effect, if a Fund is deemed to have material swaps exposure under applicable swap regulations, the Fund will be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. See “Risks of cleared swaps” below.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (“SEF”) may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts. If the value of a Fund’s cleared swap declines, the Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of a Fund’s position increases, the FCM will post additional “variation margin” to the Fund’s account. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Credit default swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer’s obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

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Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, such Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration or default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determinations Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the determination committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.

For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one party’s obligation is based on an interest rate fixed to maturity while the other party’s obligation is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, Secured Overnight Financing Rate (SOFR), prime rate, commercial paper rate, or other benchmarks). Alternatively, both payment obligations may be based on an interest rate that changes in accordance with changes in a designated benchmark (also known as a “basis swap”). In a basis swap, the rates may be based on different benchmarks (for example, SOFR versus commercial paper) or on different terms of the same benchmark (for example, one-month SOFR versus three-month SOFR). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that a Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to such Fund upon early termination of the swap.

By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease a Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. Similarly, a basis swap can be used to increase or decrease a Fund’s exposure to various interest rates, including to hedge against or speculate on the spread between the two indexes, or to manage duration. An interest rate swap transaction is affected by change in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

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Inflation index swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

Equity total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference” when written with respect to an equity security or basket of equity securities) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument or index thereof taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Options on swap agreements. An option on a swap agreement generally is an OTC option (see the discussion above on OTC options) that gives the buyer of the option the right, but not the obligation, in return for payment of a premium to the seller, to enter into a previously negotiated swap agreement, or to extend, terminate or otherwise modify the terms of an existing swap agreement. The writer (seller) of an option on a swap agreement receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. When a Fund purchases an option on a swap agreement, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised, plus any related transaction costs.

There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and a Fund may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, such Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the option on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Fund entered into the underlying swap.

However, if a Fund writes (sells) an option on a swap agreement, such Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Options on swap agreements involve the risks associated with derivative instruments generally, as described above, as well as the additional risks associated with both options and swaps generally.

Options on swap agreements are considered to be swaps for purposes of CFTC regulation. Although they are traded OTC, the CFTC may in the future designate certain options on swaps as subject to mandatory clearing. For more information, see “Cleared swaps” and “Risks of cleared swaps.”

An option on an interest rate swap (also sometimes referred to as a “swaption”) is a contract that gives the purchaser the right, but not the obligation, in return for payment of a premium, to enter into a new interest rate swap. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay) the floating-rate cash flows. In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change.

An option on a credit default swap is a contract that gives the buyer the right (but not the obligation), in return for payment of a premium to the option seller, to enter into a new credit default swap on a reference entity at a predetermined spread on a future date. This spread is the price at which the contract is executed (the option strike price). Similar to a put option, in a payer option on a credit default swap, the option buyer pays a premium to the option seller for the right, but not the obligation, to buy credit protection on a reference entity (e.g., a particular portfolio security) at a predetermined spread on a future date. Similar to a call option, in a receiver option on a credit default swap the option buyer pays a premium for the right, but not the obligation to sell credit default swap protection on a reference entity or index. Depending on the movement of market spreads with respect to the particular referenced debt securities between the time of purchase and expiration of the option, the value of the underlying credit default swap and therefore the value of the option will change. Options on credit default swaps currently are traded OTC and the specific terms of each option on a credit default swap are negotiated directly with the counterparty.

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Commodity-linked total return swaps. A commodity-linked total return swap is an agreement between two parties under which the parties agree to exchange a fixed return or interest rate on the notional amount of the swap for the return of a particular commodities index, commodity contract or basket of commodity contracts as if such notional amount had been invested in such index, commodity contract or basket of commodity contracts. For example, one party agrees to pay the other party the return on a particular index multiplied by the notional amount of the swap. In return, the other party makes periodic payments, such as at a floating interest rate, calculated based on such notional amount. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the SOFR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Funds will be successful in using swap agreements to achieve its investment goal depends on the ability of the Adviser correctly to predict which types of investments are likely to produce greater returns. If the Adviser, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund’s risk of loss is generally limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually widespread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Funds’ swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of the funds’ identities as intended.

Certain U.S. Internal Revenue Service (“IRS”) positions may limit each Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect a Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” below.

Risks of uncleared swaps. Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect such Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. In unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

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Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Funds.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Funds are also subject to the risk that the FCM could use such Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, the Funds are subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.

Combined transactions. Each Fund may enter into multiple derivative instruments, and any combination of derivative instruments as part of a single or combined strategy (a “Combined Transaction”) when the Adviser believes it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal(s), it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Securities Lending

Each Fund may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the securities that it lends. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of a Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

Each Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for each Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to such Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, such Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

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Repurchase Agreements

Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A “Business Day” is any day on which the New York Stock Exchange (“NYSE”) is open for regular trading. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund’s custodian bank until repurchased. No more than an aggregate of 15% of a Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of such Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements, which involve the sale of securities held by a Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to a Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a Fund will maintain the segregation, either on its records or with its custodian bank, of cash or other liquid securities, marked-to-market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a Fund might be unable to deliver them when a Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and a Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Dollar Rolls

A dollar roll transaction involves a sale by a Fund of a security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. A dollar roll may be considered a borrowing giving rise to leverage. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but the assets collateralizing these securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what the performance would have been without the use of dollar rolls. Dollar rolls involve the risk that the market value of the securities subject to a Fund’s forward purchase commitment may decline below, or the market value of the securities subject to a Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the current sale portion of the transaction may be restricted. Rule 18f-4 under the 1940 Act permits a Fund to invest in securities on a forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the Delayed-Settlement Securities Provision). A forward-settling or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

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U.S. Government Securities

The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (FNMA), the Government National Mortgage Association (GNMA), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by the FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of the FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by the FNMA and Freddie Mac are currently protected. The Agreement has been amended several times since September 7, 2008, both formally and through letter agreements. The most recent letter agreement dated January 14, 2021, stated the U.S. Treasury’s commitment to begin to establish a timeline and process to terminate the conservatorship. If the conservatorship is terminated, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac will no longer have the protection of the U.S. Treasury.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long-term sovereign credit rating of the U.S. from AAA to AA+ with a downgrade from stable outlook to negative outlook. S&P subsequently raised the negative outlook to stable outlook in June 2013, but retained the lower AA+ rating and it has not been upgraded as of the date of this SAI. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Shares.

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Commodities Regulations

Each Fund and each Fund’s respective Subsidiary (defined below) is subject to regulation as a commodity pool under the CEA and the Commodity Futures Trading Commission (“CFTC”) rules and regulations. The Adviser serves as the “commodity pool operator” (“CPO”) of these Funds and the Subsidiaries. The Adviser is registered as a CPO with the CFTC and is a member of the National Futures Association (“NFA”). Although each these Funds and each Subsidiary is subject to regulation as a commodity pool, each Fund’s trading in commodity interests will be limited. There is no assurance that the Adviser will remain a registered CPO with respect to a Fund or a Subsidiary, or that a Fund or a Subsidiary will remain a commodity pool to the extent that one or more exclusions or exemptions are available under applicable CFTC regulations. The Adviser currently does not rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to these Funds. The Adviser is subject to dual regulation by the CFTC and the SEC. The CFTC adopted regulations that seek to “harmonize” CFTC regulations with overlapping SEC rules and regulations. The Adviser has availed itself of the CFTC’s substituted compliance option under the harmonization regulations with respect to the Funds by filing a notice with the National Futures Association. The Adviser will remain subject to certain CFTC-mandated disclosure, reporting and recordkeeping regulations.

Subsidiary Risk

Each Fund may invest up to 25% of its assets in a subsidiary that is wholly-owned by such Fund and organized under the laws of the Cayman Islands (each, a “Subsidiary”). Each Subsidiary may invest without limitation in futures contracts. Further, the Subsidiary may invest in any type of investment in which the Fund is permitted to invest, as described in the Prospectus and this SAI. Each such Fund’s investment in its Subsidiary will not exceed 25% of the value of the Fund’s total assets, as measured at the end of each of the Fund’s fiscal quarters. Asset limitations are imposed by Subchapter M of the Code, and are measured at each taxable year and quarter end. The Adviser and the Sub-Adviser also serve as the investment adviser and sub-adviser, respectively, to each Subsidiary but will not receive separate compensation.

None of the Subsidiaries are registered under the 1940 Act but each will be subject to certain protections of the 1940 Act with respect to the Funds, as described in this SAI. All of each Fund’s investments in its Subsidiary will be subject to the investment policies and restrictions of the relevant Fund, including those related to leverage, collateral and segregation requirements and liquidity. In addition, the valuation and brokerage policies of a Fund will be applied to its Subsidiary. Each Fund’s investments in its Subsidiary are not subject to all investor protection provisions of the 1940 Act. However, because each Fund is the sole investor in its Subsidiary, it is not likely that a Subsidiary will take any action that is contrary to the interests of its Fund and its shareholders.

The financial information of each Subsidiary will be consolidated into its Fund’s financial statements, as contained within the Fund’s annual and semi-annual reports provided to shareholders.

Regulatory changes, including changes in the laws of the U.S. or the Cayman Islands, could result in the inability of a Fund and/or its Subsidiary to operate as described in the Prospectus and this SAI. Such changes could potentially impact a Fund’s ability to implement its investment strategy and could result in decreased investment returns. In addition, in the event changes to the laws of the Cayman Islands require a Subsidiary to pay taxes to a governmental authority, its Fund would be likely to suffer decreased returns.

In order to qualify as a RIC under Subchapter M of the Code and be eligible to receive “pass-through” tax treatment, each Fund must, among other things, meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the source of income test, at least 90% of a RIC’s gross income each year must be “qualifying income,” which generally consists of dividends, interest, gains on investment assets and certain other categories of investment income (also referred to as “good income”). Qualifying income generally does not include income derived from futures contracts. When a RIC is a “U.S. Shareholder” of certain foreign subsidiaries (“controlled foreign corporations” or “CFCs”), the RIC will generally be required to include in gross income certain income whether or not such income is distributed by the CFC. Under final Treasury Regulations issued in 2019, both imputed and actual distributions from a CFC are generally treated as qualifying income under the RIC source of income test. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to futures contracts within the limitations of the Code such that the Fund continues to qualify as a RIC, but there is a risk that the IRS could assert that the income that the Fund derives from the Subsidiary and/or futures contracts will not be considered qualifying income for purposes of the source of income test.

The Internal Revenue Service (“IRS”) issued many private letter rulings (which the Funds may not use or cite as precedent because only the recipient of a private letter ruling may rely upon it) between 2006 and 2011 concluding that income a RIC derives from a CFC, such as the Subsidiaries, which earns income derived from commodities is qualifying income. Like futures contracts, income derived from commodities does not qualify as good income for purposes of the source of income test applicable to RICs. Each Fund’s investment in its Subsidiary is intended to provide the relevant Fund with exposure to the commodities markets within the limitations of the Code such that such Fund continues to qualify as a RIC, but there is a risk that the IRS could assert that the income that a Fund derives from the Subsidiary and/or futures contracts will not be considered qualifying income for purposes of the source of income test.

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In the past, there have been some indications that the aforementioned 2006 to 2011 private letter rulings may no longer represent the IRS’ views. The policies underlying those private letter rulings would have been officially overturned if Treasury Regulations proposed on September 28, 2016 (the “Proposed Regulations”) were finalized as proposed. Under the Proposed Regulations, the Subpart F inclusions derived from the CFC (i.e., deemed annual distributions from the CFC to the RIC, which the 2006 through 2011 private letter rulings concluded was qualifying income for a RIC, would no longer be considered qualifying income. Instead, only actual distributions that the CFC makes to the RIC out of the CFC’s earnings and profits for the applicable taxable year that are attributable to the Subpart F inclusion (“Earnings and Profits”) would qualify. As discussed above, in the Final Regulations, the Proposed Regulations were reversed with respect to this particular issue. Under the Final Regulations, both actual and imputed distributions that the CFC makes to the RIC and Subpart F inclusions are generally treated as qualifying income under the source of income test, provided that such income is derived with respect to the RIC’s business of investing in stock, securities or currencies. However, the Final Regulations do not specifically address distributions or Subpart F imputations from CFCs that derive income from futures contracts. The Final Regulations do not clarify whether there are any limitations on whether such income is qualifying income under the source of income test. The Final Regulations also do not expressly adopt or apply the aforementioned 2006-2011 private letter rulings to other taxpayers, although those private letter rulings are consistent with the Final Regulations and may continue to be valid (as opposed to invalid as they would have been under the Proposed Regulations).

The federal income tax treatment of each Fund’s income from its Subsidiary also may be negatively affected by future legislation, Treasury Regulations (proposed or final), and/or other IRS guidance or authorities that could affect the character, timing of recognition, and/or amount of a Fund’s investment company taxable income and/or net capital gains and, therefore, the distributions it makes. If a Fund failed the source of income test for any taxable year but was eligible to and did cure the failure, it could incur potentially significant additional federal income tax expenses. If, on the other hand, a Fund failed to qualify as a RIC for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax at the fund level on its taxable income at the regular corporate tax rate (without reduction for distributions to shareholders), with the consequence that its income available for distribution to shareholders would be reduced and distributions from its current or accumulated earnings and profits would generally be taxable to its shareholders as dividend income.

Temporary Defensive Strategies

Under normal market conditions, each Fund will stay fully invested according to its principal investment strategies. For temporary defensive purposes during adverse market, economic, political or other conditions, the Funds may invest up to 100% of their assets in cash or cash equivalents or short-term instruments such as commercial paper, money market mutual funds, short-term U.S. government securities (e.g., bills, notes or bonds issued by the U.S. Treasury) and/or short-term bond ETFs. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of such Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, each Fund may not:

1.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.
2.	Make loans, except to the extent permitted under the 1940 Act.
3.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”) or securities of companies engaged in the real estate business.
4.	Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
6.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that each Fund will have economic exposure that is concentrated in the industry or group of industries, if any, assigned to one or more of the Crypto Assets comprising the Target Portfolio. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by securities of the U.S. government (including its agencies and instrumentalities), registered investment companies and tax-exempt securities of state or municipal governments and their political subdivisions, are not considered to be issued by members of any industry.

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In determining its compliance with the fundamental investment restriction on concentration, the Funds will look through to the underlying holdings of any affiliated investment company and will consider its entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries. Additionally, in determining its compliance with the fundamental investment restriction on concentration, the Funds will look through to the user or use of private activity municipal bonds to determine their industry.

For purposes of applying the limitation set forth in the concentration policy set forth above, a Fund may use the Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, MSCI Global Industry Classification System, FTSE/Dow Jones Industry Classification Benchmark (ICB) system, or any other reasonable industry classification system (including systems developed by the Adviser) to identify each industry. A Fund’s method applying the limitations in the above concentration policy, including the classification levels used, may differ from those of the Trust’s other series.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares of a Fund from the listing under any of the following circumstances: (1) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act of 1940; (2) the Fund no longer complies with the Exchange’s requirements for Shares; or (3) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove Shares of a Fund from listing and trading upon termination of such Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Distributor, the Administrator, the Sub-Administrator, the Custodian, and the Transfer Agent, each of whom is discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Board meets regularly with the CCO to discuss compliance and operational risks and the Audit Committee meets with the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

The full Board also receives reports from the Adviser as to investment risks of the Funds. In addition to these reports, from time to time the full Board receives reports from the Administrator and the Adviser as to enterprise risk management.

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The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of each Fund’s investment management and business affairs are carried out by or through the Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from a Fund’s and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Eric W. Falkeis serves as Chairman of the Board and is an interested person of the Trust.

The Board is composed of a majority (60 percent) of Independent Trustees. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board has a Lead Independent Trustee, who acts as the primary liaison between the Independent Trustees and management. Ms. Michelle McDonough currently serves as the Lead Independent Trustee of the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Tidal Trust II, 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(3)
Javier Marquina Born: 1973	Trustee	Indefinite term; since 2022	Founder and Chief Executive Officer of ARQ Consultants Inc. (since 2019) a firm specializing in cross border real estate investments; Interim CEO for the Americas of Acciona Inmobiliaria (2020 to 2021); Head of Investment Team for Latin America for GLL Real Estate Partners (2016 to 2020).	321	Board Vice-Chairman of Inmobiliaria Spectrum (Guatemala and UK); Independent Board Member of LATAM Logistics Properties S.A. (Columbia, Peru and Costa Rica); Independent Board Member of Logistic Properties of the Americas
Michelle McDonough Born: 1980	Trustee	Indefinite term; since 2022	Chief Operating Officer, Trillium Asset Management LLC (2010 to 2024)	321	Trillium Asset Management, LLC (2020 to 2024)
Dave Norris Born: 1976	Trustee	Indefinite term; since 2022	Consulting work with Rubin Brown, CPA services (since 2024); Consulting work with RedRidge Diligence Services (2023 to 2024); Chief Operating Officer, RedRidge Diligence Services (2011 to 2023)	321	None

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Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Eric W. Falkeis(4) Born: 1973	Principal Executive Officer, Trustee, and Chairman	Principal Executive Officer since 2022, Indefinite term; Trustee, and Chairman, since 2022, Indefinite term	Chief Operating Officer, Tidal Investments LLC (since 2023); Chief Executive Officer, Tidal ETF Services LLC (since 2018).	450

Independent Director, Muzinich Direct Lending Income Fund, Inc. (since 2023); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Trustee and Chairman of Tidal Trust I (since 2018); Trustee and Chairman of Tidal Trust III (since 2025); Trustee and Chairman of Tidal Trust IV (since 2025); Trustee and Chairman of Tidal Trust V (since 2025)

Domenick Pugliese(5) Born: 1961	Trustee	Indefinite term; since 2026	Partner, Sullivan & Worcester LLP (a law firm) (2019-present)	321	None.

(1)	The Trustees have designated a mandatory retirement age of 78, such that each Trustee, serving as such on the date he or she reaches the age of 78, shall submit his or her resignation not later than the last day of the calendar year in which his or her 78th birthday occurs.
(2)	The group of Funds sponsored by Tidal and managed by the Adviser or its affiliates, including Tidal Trust I, Tidal Trust II, Tidal Trust III, Tidal Trust IV and Tidal Trust V.
(3)	All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act.
(4)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.
(5)	Mr. Pugliese, is a partner of Sullivan & Worcester LLP, which serves as legal counsel to the Trust. Mr. Pugliese has served as the lead partner representing the Trust and the Trust's Independent trustees. As the lead partner in the firm that serves as legal counsel to the Trust, Mr. Pugliese is considered an “interested person,” of the Trust as defined under the 1940 Act.

Individual Trustee Qualifications.

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. The Board annually conducts a ‘self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

The Board has concluded that Mr. Marquina should serve as a Trustee because of his substantial business experience related to commercial real estate investment and business development through his current position as CEO and Founder at ARQ Consultants Inc., as well as through former positions. The Board believes Mr. Marquina’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Ms. McDonough should serve as a Trustee because of her substantial financial services experience, including experience with operations, compliance, IT, service provider oversight and management. For over a decade, Ms. McDonough has served as COO of Trillium Asset Management and in that capacity oversees all non-investment functions for the firm. The Board believes Ms. McDonough’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

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The Board has concluded that Mr. Norris should serve as a Trustee because of his substantial experience across a multitude of industries and operated businesses. Mr. Norris’ business operation experience consists of capital raising, business development, investor relations, strategic planning, treasury management, deal execution, restructuring oversight of back-office functions. Mr. Norris serves as the Trust’s Audit Committee Financial Expert. The Board believes Mr. Norris’ experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Falkeis should serve as a Trustee because of his substantial investment company experience and his experience with financial, accounting, investment, and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services” or the “Transfer Agent”), a full service provider to ETFs, mutual funds, and alternative investment products, from 1997 to 2013, as well as a Trustee and Chairman of the Tidal Trust I, from 2018 to present, Trustee and Chairman of Tidal Trus III from 2025 to present, Trustee and Chairman of Tidal Trust IV from 2025 to present and Trustee and Chairman of Tidal Trust V from 2025 to present. In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis, and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational, technological, and risk oversight related experience through his former position as Chief Operating Officer of the advisers to the Direxion mutual fund and ETF complex. Mr. Falkeis’ experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees led to the Board’s conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Pugliese should serve as a Trustee because of his substantial and deep experience in the investment company industry, working with registered investment companies and their boards on all aspects of investment company regulation for more than 35 years. From his experience serving as counsel to mutual funds and exchange traded funds and as counsel to fund boards, as well as his specific experience serving as counsel to the Trust and its Independent Trustees, Mr. Pugliese has intimate knowledge of Board operations and responsibilities, the Trust and the Adviser, their products, operations, personnel and resources Mr. Pugliese's extensive knowledge of the investment management industry, boards' operations and responsibilities and the operation and oversight of exchange-traded funds led to the Board's conclusion that he is valuable to the Board in its oversight of the Trust.

Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust and is chaired by an Independent Trustee. Mr. Norris is chair of the Audit Committee and he presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved written charter. The chair of the Audit Committee may delegate certain tasks to a vice chair. Ms. McDonough currently serves as vice chair of the Audit Committee. The principal responsibilities of the Audit Committee include overseeing the Trust’s accounting and financial reporting policies and practices and its internal controls; overseeing the quality, objectivity and integrity of the Trust’s financial statements and the independent audits thereof; monitoring the independent auditor’s qualifications, independence, and performance; acting as a liaison between the Trust’s independent auditors and the full Board; pre-approving all auditing services to be performed for the Trust; reviewing the compensation and overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; pre-approving all permitted non-audit services (including the fees and terms thereof) to be performed for the Trust; pre-approving all permitted non-audit services to be performed for any investment adviser or sub-adviser to the Trust by any of the Trust’s independent auditors if the engagement relates directly to the operations and financial reporting of the Trust; meeting with the Trust’s independent auditors as necessary to (1) review the arrangement for and scope of the annual audits and any special audits, (2) discuss any matters of concern relating to each Fund’s financial statements, (3) consider the independent auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Trust management’s responses thereto, and (4) review the form of opinion the independent auditors propose to render to the Board and each Fund’s shareholders; discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of each Fund’s financial statements; and reviewing and discussing reports from the independent auditors on (1) all critical accounting policies and practices to be used, (2) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, (3) other material written communications between the independent auditor and management, including any management letter, schedule of unadjusted differences, or management representation letter, and (4) all non-audit services provided to any entity in the Trust that were not pre-approved by the Committee; and reviewing disclosures made to the Committee by the Trust’s principal executive officer and principal accounting officer during their certification process for each Fund’s Form N-CSR. As of the date of this SAI, the Audit Committee met one time with respect to the Funds.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially escalating further to other entities). As of the date of this SAI, the QLCC has not met with respect to the Trust.

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Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust and Mr. Pugliese. The Nominating and Governance Committee operates under a written charter approved by the Board. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee is also responsible for, among other things, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Mr. Pugliese is the chair of the Nominating and Governance Committee. The Nominating and Governance Committee meets periodically, as necessary, but at least annually.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Tidal Trust II, 234 W Florida St, Suite 203, Milwaukee, WI 53204, unless otherwise indicated. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Eric W. Falkeis(1) Born: 1973	Principal Executive Officer, Interested Trustee, Chairman	Principal Executive Officer since 2022, Indefinite term; Interested Trustee, Chairman, since 2022, Indefinite term	Chief Operating Officer, Tidal Investments LLC (since 2023); Chief Executive Officer, Tidal ETF Services LLC (since 2018).
William H. Woolverton, Esq. Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer, Indefinite term; since 2022	Chief Compliance Officer (since 2023), Compliance Adviser (2022 to 2023), Tidal Investments LLC; Senior Compliance Adviser, ACA Global (2020 to 2023); Director, Hadron Specialty Insurance Company (since 2023) Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present).
Ally L. Mueller Born: 1979	President	Indefinite term; since 2025	SVP of Launches & Client Success Management (since 2025), VP of Launches & Client Success Management (2024 to 2025), Head of ETF Launches and Client Success (2023 to 2024), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC; Vice President, Tidal Trust I (2022 to 2024).
Aaron J. Perkovich Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2023	SVP of Fund Administration (since 2024), Head of Fund Administration (2023 to 2024), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).
Lissa M. Richter Born: 1979	Vice President	Indefinite term; since 2025	VP of Fund Governance and Compliance (since 2024), ETF Regulatory Manager, Tidal ETF Services LLC (2021 to 2024); Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020); Senior Paralegal, Officer, U.S Bancorp Fund Services LLC, (2005 to 2013).
Kelly J. Lavari Born: 1967	Secretary	Indefinite term; since 2025	VP of Fund Governance and Compliance (since 2024), Fund Governance Specialist (2023 to 2024), Compliance Manager – Global Credit Finance, State Street Bank & Trust (2016 to 2023).
Peter Chappy Born: 1975	Assistant Treasurer	Indefinite term; since 2023	AVP of Fund Administration (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Product Owner, Allvue Systems (2022 to 2023); Senior Business Consultant, Refinitiv (2015 to 2022); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008 to 2015).

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Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Melissa Breitzman Born: 1983	Assistant Treasurer	Indefinite term; since 2023	VP of Database Management (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005 to 2023).

(1)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

Trustee Ownership of Shares. Each Fund is required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

As of the date of this SAI, none of the Funds had commenced operations and, therefore, no Trustee or officer of the Trust owned Shares. As of December 31, 2024, the following Trustee beneficially owned shares of certain other series of the Trust as follows, and no other Trustee owned shares of any series of the Trust:

	Dollar Range of Shares Owned in the Funds	Aggregate Dollar Range of Shares of Series of the Trust
Javier Marquina	None	Over $100,000

As of December 31, 2024, neither the Independent Trustees nor members of their immediate family, owned securities beneficially or of record in the Adviser, the Distributor (as defined below), or an affiliate of the Adviser, or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Board Compensation. As of January 1, 2026, the Independent Trustees each receive a quarterly retainer of $35,000 plus $10,000 for each regular meeting attended and $3,000 for each special meeting attended. The Independent Trustees also receive reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee receives an annual retainer of $60,000, the Audit Committee Chair receives an annual retainer of $60,000, the Audit Committee Vice-Chair receives an annual retainer of $30,000 and the Nominating and Governance Committee Chair receives an annual retainer of $20,000. The Trust has no pension or retirement plan.

The following table shows the compensation estimated to be earned by each Trustee for the Funds’ current fiscal year ending November 30, 2026. Independent Trustee fees are an obligation of the Trust and are paid by the Adviser, as are other Trust expenses. The Trust pays the Adviser a unitary fee which the Adviser uses to pay Trust expenses. Trustee compensation shown below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Estimated Aggregate Compensation From the Funds	Estimated Total Compensation From Fund Complex Paid to Trustees
Interested Trustees
Eric W. Falkeis	$0	$0
Domenick Pugliese	$0	$172,000
Independent Trustees
Javier Marquina	$0	$172,000
Michelle McDonough	$0	$282,000
David Norris	$0	$232,000

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Funds.

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As of the date of this SAI, the Funds had not yet commenced operations and no Shares were outstanding.

CODES OF ETHICS

The Trust, the Adviser, and the Sub-Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, and the Sub-Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by a Fund (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Funds. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust, the Adviser, or the Sub-Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust, the Adviser, or the Sub-Adviser. There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be found at the SEC’s website at https://www.sec.gov.

PROXY VOTING POLICIES

The Funds have each delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Sub-Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that will be used when voting proxies on behalf of the Funds.

In the absence of a conflict of interest, the Adviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis. The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of each Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.

When available, information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling (844) 599-9888, (2) on the Funds’ website at www.quantifyfunds.com, or (3) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER

Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, serves as investment adviser to each Fund and has overall responsibility for the general management and administration of each Fund.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to each Fund and oversees the day-to-day operations of each Fund, subject to the direction and oversight of the Board. The Adviser is responsible for the day-to-day management of the Funds’ portfolios, including determining the securities and financial instruments purchased and sold by each Fund and trading portfolio securities and financial instruments for each Fund, subject to the supervision of the Board. Under the Advisory Agreement, the Adviser is also responsible for arranging sub-advisory, transfer agency, custody, fund administration and accounting, and other related services necessary for the Funds to operate. The Adviser administers each Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping, and administrative services. Under the Advisory Agreement, in exchange for a single unitary management fee from each Fund, the Adviser has agreed to pay all expenses incurred by such Fund except for the Excluded Expenses, as defined in the Prospectus.

For services provided to the Funds, each Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate set forth in the table below based on such Fund’s average daily net assets.

Fund Name	Management Fee
Quantify 2X Daily All Cap Crypto ETF	1.29%
Quantify 2X Daily Alt Season Crypto ETF	1.39%
Quantify 2X Daily AltAlt Season Crypto ETF	1.39%

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With respect to the following Fund, the Adviser has agreed to reduce its unitary management fee through at least March 31, 2027, at the annual rates set forth in the table below based on a Fund’s average daily net assets. This agreement may be terminated only by, or with the consent of, the Board of Trustees of the Trust, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board. The fee waiver is not subject to recoupment.

Name of Fund	Management Fee	Management Fee After Fee Waiver
Quantify 2X Daily Alt Season Crypto ETF	1.39%	1.19%

The Advisory Agreement with respect to the Funds will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Adviser.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding, or sale of any security.

The Funds are new and have not paid fees to the Adviser as of the date of this SAI.

INVESTMENT SUB-ADVISER

Quantify Chaos Advisors, LLC, doing business as Quantify Funds (“Quantify Funds” or the “Sub-Adviser”), a Delaware corporation located at 60 Wharf Drive, Apt. 3309, Brooklyn, New York, 11222, serves as investment sub-adviser to the Fund pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). Quantify Chaos Advisors, LLC is wholly owned by David Dziekanski. The Sub-Adviser is responsible for the portion of a Fund’s portfolio invested in U.S. Treasury bills, money market funds, cash and other cash equivalents. For its services, the Sub-Adviser is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate of 0.06% of each Fund’s average daily net assets.

The Sub-Advisory Agreement with respect to each Fund will continue in force for an initial period of two years. Thereafter, the Sub-Advisory Agreement will be renewable from year to year with respect to the Funds, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time, without penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Funds, on 60 days written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on 60 days written notice to the Trust and the other party. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Funds are new and the Adviser has not paid fees to the Sub-Adviser as of the date of this SAI.

PORTFOLIO MANAGERS

The Funds are managed jointly and primarily by David Dziekanski, Portfolio Manager for the Sub-Adviser, and Stephen Foy and Christopher P. Mullen, Portfolio Managers for the Adviser.

Other Accounts. In addition to the Funds, the portfolio managers managed the following other accounts as of November 30, 2025.

David Dziekanski  , Portfolio Manager for the Sub-Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	5	$102.28	0	$0
Other Pooled Investment Vehicles	11	$12	4	$7.5
Other Accounts	59	$40.89	0	$0

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Stephen Foy, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	24	$843	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Christopher P. Mullen, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	105	$9,559	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Fund Ownership. The Funds are required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. The dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the date of this SAI, the Funds had not yet commenced operations and no Shares were owned by the portfolio managers.

Portfolio Manager Compensation.

Each portfolio manager is compensated by the Adviser with a base salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Fund. To the extent a portfolio manager is an equity owner of the Adviser, such portfolio manager may benefit indirectly from the revenue generated by the Fund’s Advisory Agreement with the Adviser.

Portfolio Manager Compensation for Sub-Adviser. Mr. Dziekanski is compensated through equity ownership in Quantify Funds.

Description of Material Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Funds. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of trades by a Fund, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of any Fund. For instance, the portfolio managers may receive fees from certain accounts that are higher than the fees received from the Funds, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Funds. To mitigate these conflicts, the Adviser and the Sub-Adviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts the firm manages are fairly and equitably allocated.

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The Sub-Adviser is required to disclose and manage all material conflicts of interest, including conflicts attendant to affiliate relationships. Form ADV, governing documents which include the Sub-Advisory Agreement, the Funds’ Prospectuses, and related filings, are the primary mechanism for such disclosure. This policy is intended to provide the internal controls necessary to identify, remove or responsibly manage, and where necessary disclose conflicts in a manner consistent with the fiduciary standard of care. All Sub-Adviser “Supervised Persons” (as defined under the Investment Advisers Act of 1940, as amended) have a duty to disclose and wherever possible avoid potential and real conflicts of interest. When a potential or real conflict of interest is identified, Supervised Persons are required to refer the situation to the Sub-Adviser’s chief compliance officer (CCO) immediately. The CCO monitors the business activities of the Sub-Adviser and its Supervised Persons in order to identify and manage any material conflicts of interest inherent in these activities. The CCO determines, in consultation with the Sub-Adviser’s Chief Executive Officer, the extent to which any potential or real conflicts of interest must be managed and disclosed. The Sub-Adviser has implemented procedures that are designed to identify and responsibly manage conflicts of interest. Examples of conflicts that may be attendant to the Sub-Adviser business model include outside activities and personal securities transactions of the Sub-Adviser’s Supervised Persons. In each of these areas, the Sub-Adviser has adopted policies and procedures to identify and mitigate conflicts.

THE DISTRIBUTOR

The Trust and Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group) (the “Distributor”), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Funds and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is 190 Middle Street, Suite 301, Portland, Maine 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of each Fund and (2) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Funds are new and have not incurred any underwriting commissions and the Distributor has not retained any amounts as of the date of this SAI.

Intermediary Compensation. The Adviser or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to each Fund or its shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Funds and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker or other investment professional, if any, may also be significant to such adviser, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend a Fund over other investments. The same conflict of interest exists with respect to your financial adviser, broker or investment professional if they receive similar payments from their Intermediary firm.

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Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call (866) 864-3968.

Distribution (Rule 12b-1) Plan. The Trust has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by a Fund under the Plan may only be imposed after approval by the Board.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Independent Trustees”). None of the Independent Trustees have a direct or indirect financial interest in the Plan or in any agreements related to the Plan. The Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders. The Board has determined that the Plan is likely to benefit the Funds by providing an incentive for brokers, dealers, and other financial intermediaries to engage in sales and marketing efforts on behalf of the Funds and to provide enhanced services to shareholders. The Board also determined that the Plan may enhance the Funds’ ability to sell shares and access important distribution channels.

The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Independent Trustees.

The Plan provides that each Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, each Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing, or arranging for others to provide, shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (1) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (2) marketing and promotional services, including advertising; (3) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (4) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (5) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers, mutual fund supermarkets, and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (6) facilitating communications with beneficial owners of Shares, including the cost of providing, or paying others to provide, services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (7) such other services and obligations as are set forth in the Distribution Agreement.

ADMINISTRATOR

Tidal ETF Services LLC (the “Administrator”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Funds’ administrator. The Administrator is located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204. Pursuant to a Fund Administration Servicing Agreement between the Trust and the Administrator, the Administrator provides the Trust with, or arranges for, administrative, compliance, and management services (other than investment advisory services) to be provided to the Trust and the Board. Pursuant to the Fund Administration Servicing Agreement, officers or employees of the Administrator serve as the Trust’s principal executive officer, principal financial officer, and chief compliance officer, the Administrator coordinates the payment of Fund-related expenses, and the Administrator manages the Trust’s relationships with its various service providers. As compensation for the services it provides, the Administrator receives a fee based on the Funds’ average daily net assets, subject to a minimum annual fee. The Administrator also is entitled to certain out-of-pocket expenses for the services mentioned above.

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The Funds are new, and the Administrator has not received any fees for administrative services to the Funds as of the date of this SAI.

SUB-ADMINISTRATOR AND TRANSFER AGENT

Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ sub-administrator and transfer agent.

Pursuant to a Fund Sub-Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Global Fund Services, Global Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Global Fund Services a fee based on each Fund’s average daily net assets, subject to a minimum annual fee. Global Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

The Funds are new, and Global Fund Services has not received any fees for sub-administrative services to the Funds as of the date of this SAI.

CUSTODIAN

Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian (the “Custodian”) of each Fund’s assets. U.S. Bank is the parent company of Global Fund Services. The Custodian holds and administers the assets in the Funds’ portfolios. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1251 Avenue of the Americas, 19th Floor, New York, New York 10020, serves as legal counsel for the Trust and the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm for the Funds.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about each Fund’s security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day the Funds are open for business and through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

DESCRIPTION OF SHARES

The Third Amended and Restated Declaration of Trust (“Declaration of Trust”) authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in such Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of such Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters upon the written request of shareholders holding at least a majority of the outstanding shares of the Trust entitled to vote at such meeting. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

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Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee or officer of the Trust, and upon the due approval of the Trustees, each person who is, or has been an employee or agent of the Trust, and, upon due approval of the Trustees, any person who is serving or has served at the Trust’s request as a director, officer, partner, trustee, employee, agent, or fiduciary of another organization with respect to any alleged acts or omissions while acting within the scope of a Trustee’s service in such a position. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for a Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for a Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

Each of the Adviser and Sub-Adviser owe fiduciary duties to their clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser and Sub-Adviser each chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/ dealers. The Adviser and Sub-Adviser, if applicable, will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include such Fund’s Authorized Participants (as discussed in “Purchase and Redemption of Shares in Creation Units — Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash Creation Unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units — Creation Transaction Fee” and “ — Redemption Transaction Fee”, a Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of a Fund’s shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute such Fund’s portfolio transactions in connection with such orders.

The Adviser and Sub-Adviser each may use a Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser and Sub-Adviser do not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Adviser under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser and Sub-Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services, and computer software and access charges which are directly related to investment research.

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Accordingly, a Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser and Sub-Adviser but only if the Adviser and Sub-Adviser determine the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate, (2) cause clients to engage in more securities transactions than would otherwise be optimal, and (3) only recommend brokers that provide soft dollar benefits.

The Adviser and Sub-Adviser face a potential conflict of interest when they use client trades to obtain brokerage or research services. This conflict exists because the Adviser and Sub-Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the expenses of the Adviser or Sub-Adviser, to the extent that the Adviser or Sub-Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser or Sub-Adviser to use brokerage or research services for the benefit of any account they manage. Certain accounts managed by the Adviser or Sub-Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser or Sub-Adviser effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser or Sub-Adviser may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.

The Adviser or Sub-Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of each Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of a Fund and one or more other investment companies or clients supervised by the Adviser or Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser or Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Funds are new and have not paid any brokerage commissions as of the date of this SAI.

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds or the Adviser or the Sub-Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

The Funds are new and have not paid brokerage commissions to any registered broker-dealer affiliates of the Funds, the Adviser or the Sub-Adviser as of the date of this SAI.

Directed Brokerage. The Funds are new and have not paid any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser or the Sub-Adviser.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Funds are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of Shares.

The Funds are new and did not own equity securities of its regular broker-dealers or their parent companies as of the date of this SAI.

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PORTFOLIO TURNOVER RATE

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities and securities transferred in-kind) by the average market value of such Fund. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The Funds are new and do not have portfolio turnover rates to report as of the date of this SAI.

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

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DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall act either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Transfer Agent, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for regular trading.

Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

Each Fund, through NSCC, make available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the applicable Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for a Fund may change from time to time.

Cash Purchase. The Trust may at its discretion permit full or partial cash purchases of Creation Units of a Fund. When full or partial cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

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All orders to purchase Shares directly from a Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is expected to be 1 p.m. Eastern time for the Funds, which time may be modified by a Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units must be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, each Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of a Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 1 p.m. Eastern Time for the Fund (or such other time as specified by the Trust) on the contractual settlement date. If the applicable Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the contractual settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the contractual settlement date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of such Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 1 p.m. Eastern Time for the applicable Fund, with the Custodian on the contractual settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 1 p.m. Eastern Time for the applicable Fund on the contractual settlement date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the required Deposit Securities (or the cash value thereof) have been delivered to the account of the Custodian (or sub-custodian, as applicable), the Transfer Agent, the Adviser and the Sub-Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The typical settlement date for each transaction will be within one day of the transaction (commonly referred to as “T+1”), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. The Authorized Participant shall be liable to the Funds for losses, if any, resulting from unsettled orders.

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Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 1 p.m. Eastern Time for the applicable Fund (or such other time as specified by the Trust) on the contractual settlement date. If the applicable Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the contractual settlement date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Notwithstanding the Trust’s ability to reject an order for creation units, the Trust will only do so in a manner consistent with any current or future SEC rulemaking or guidance relating thereto; provided that, no such suspension of the issuance of creation units will be done in a manner that impairs the arbitrage mechanism for investors.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for each Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. Each Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Funds, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

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Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
$300	2.00%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities (defined below) from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Funds through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, A FUND WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Funds, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

The typical settlement date for each redemption transaction will be within one day of the transaction (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the receipt of redemption proceeds may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for a Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

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In addition, a variable fee, payable to each Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
$300	2.00%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 1 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds will generally be made by the next Business Day following the trade date, as discussed above.

The Trust may in its discretion exercise its option cause a Fund to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the applicable Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of such Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

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The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

NAV per Share for each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets, less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for the purpose of determining NAV. The NAV of ach Fund is calculated by Global Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating each Fund’s NAV per Share, such Fund’s investments are generally valued using a pricing service. The Funds may use various pricing services, or discontinue the use of any pricing service, as approved by the Adviser from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. For assets traded on an exchange, the Funds may value investments using market valuations. A market valuation generally means a valuation (1) obtained from an exchange, a pricing service, or a major market maker (or dealer), (2) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (3) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share.

Each Fund values swap agreements based on the nature of the underlying reference asset or index. The Fund may use the closing price of the underlying reference asset, as provided by independent pricing services, or evaluated prices generated by pricing vendors’ models. Each Fund values exchange-traded options at the composite mean price, calculated as the average of the highest bid and lowest ask prices across the exchanges on which the option is principally traded.

When market prices are not “readily available” or are deemed to be unreliable, consistent with Rule 2a-5 under the 1940 Act, the Trust and the Adviser have adopted procedures and methodologies wherein the Adviser, serving as the Fund’s Valuation Designee (as defined in Rule 2a-5), determines the fair value of Fund investments.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies. The Funds intend to pay out dividends and interest income, if any, annually. Each Fund intends to distribute any net realized capital gains to its shareholders at least annually.

Each Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended, (the “Code”), in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Each Fund makes additional distributions to the extent necessary (1) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (2) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

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Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the applicable Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the applicable Fund issued by the Trust of such Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Funds and their respective shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their respective shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years before January 1, 2026. There were only minor changes with respect to the specific rules applicable to RICs, such as the Funds. The Tax Act, however, also made numerous other changes to the tax rules that may affect shareholders and the Funds. Subsequent legislation has modified certain changes to the U.S. federal income tax rules made by the Tax Act which may, in addition, affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how this legislation affects your investment in a Fund.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

Taxation of the Funds. Each Fund will elect and intends to qualify each year to be treated as a RIC under the Code. As such, each Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. Generally, to be taxed as a RIC, a Fund must distribute in each taxable year at least 90% of its net investment income for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain and net foreign currency gain, less expenses, as well as 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”). Because of the 25% limitation, the value of each Fund’s investment in its Subsidiary at the close of any quarter must not exceed 25% of the total value of the Fund.

For purposes of the Diversification Requirement, exchange-traded options on a single security are, and swap contracts on a single security very likely are, treated as issued by the issuer of the underlying security, and not by the counter party, exchange or clearing house which legally issues the swap contract or option. Thus, such swap contracts and options on a single security are treated as issued by a single issuer. Each Fund will monitor its investments so that the value of swap contracts and options on shares of a single issuer does not exceed 25% of the Fund’s value at the close of any quarter, and that its holdings will not be concentrated to the extent that the Fund fails the 50% test at the close of any quarter. There is no assurance that the Fund will be able to satisfy the Diversification Requirement. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the Diversification Test.

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To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, such Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the applicable Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in such Fund’s NAV.

Each Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, subject to special rules in the event the Fund makes an election under Section 4982(e)(4) of the Code, (commonly referred to as “post-October losses”), and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Each Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year, subject to an increase for any shortfall in the prior year’s distribution. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Each Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders for each taxable year. If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax at regular corporate rates to the extent any such income or gains are not distributed. The Fund may elect to designate certain amounts retained as undistributed net capital gain as deemed distributions in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

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Taxation of Shareholders – Distributions. The Funds intend to distribute weekly to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid). The Fund also intends to distribute, on an annual basis, its net tax-exempt income, if any, and any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards).

The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholders receive these distributions in cash or reinvest them in additional Shares.

Each Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporate shareholders, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at long-term capital gain rates.

Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). Each Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that the Funds may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of such Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable to the shareholder even though it may economically represent a return of a portion of the shareholder’s investment.

If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person, who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

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Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares composing the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of each Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments. Certain of each Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding fund-level income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve its qualification for treatment as a RIC. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a Fund-level tax.

Backup Withholding. Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that it is not subject to “backup withholding;” or (4) fails to provide a certified statement that it is a U.S. person (including a U.S. resident alien). The backup withholding rate is at a rate set under Section 3406 of the Code. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Non-U.S. Shareholders. Any non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to a U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (based on a formula that factors in presence in the U.S. during the two preceding years as well). Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

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Under the Foreign Account Tax Compliance Act (“FATCA”), the Funds may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (a) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (b) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in a Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation, except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are generally not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, each Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Funds if, for example, Shares in such Fund constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of the Funds and of shareholders of the Funds with respect to distributions by the Funds may differ from federal tax treatment.

FINANCIAL STATEMENTS

Financial statements and annual reports will be available after the Funds have completed a fiscal year of operations. When available, you may request a copy of each Fund’s Annual Certified Shareholder Report at no charge by calling (844) 599-9888 or through the Funds’ website at www.quantifyfunds.com.

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TIDAL TRUST II

PART C: OTHER INFORMATION

Item 28. Exhibits

Exhibit No.		Description of Exhibit
(a)	(i)	Certificate of Trust of Tidal Trust II (formerly, Tidal ETF Trust II) (the “Trust” or the “Registrant”), previously filed with the Trusts registration statement on Form N-1A on April 26, 2022, is hereby incorporated by reference.
	(ii)	Certificate of Amendment to Certificate of Trust, previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
	(iii)	Registrant’s Third Amended and Restated Declaration of Trust, previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
	(iv)		Organizational Documents for Return Stacked® Cayman Subsidiary (for the Return Stacked® Bonds & Managed Futures ETF).
		(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
		(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 131 on Form N-1A on October 25, 2023 and is incorporated herein by reference.
		(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
		(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
		(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
		(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(v)		Organizational Documents for Newfound RSST Cayman Subsidiary (for the Return Stacked® U.S. Stocks & Managed Futures ETF).
		(1)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
		(2)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
		(3)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
		(4)	Tax Undertaking, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
		(5)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(vi)		Organizational Documents for Newfound RSBY Cayman Subsidiary (for Return Stacked® Bonds & Futures Yield ETF)
		(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
		(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
		(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
		(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
		(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
		(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(vii)		Organizational Documents for Cambria-Chesapeake Cayman Subsidiary (for Cambria Chesapeake Pure Trend ETF)
		(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
		(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
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	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 216 on Form N-1A on May 22, 2024 and is incorporated herein by reference.
(viii)		Organizational Documents for Quantify Chaos Cayman Subsidiary (for STKd 100% Bitcoin & 100% Gold ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
	(2)	Subsidiary Sub-Advisory Agreement, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
(ix)		Organizational Documents for Return Stacked RSSX Cayman Subsidiary (for Return Stacked® U.S. Stocks & Gold/Bitcoin ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
	(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
(x)		Organizational Documents for Nicholas Crypto Income Cayman Subsidiary (for Nicholas Crypto Income ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
	(2)	Subsidiary Sub-Advisory Agreement, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
	(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
(xi)		Organizational Documents for Defiance Enhanced Long Vol Cayman Subsidiary (for Defiance Enhanced Long Vol ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
	(2)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
	(3)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
	(4)	Tax Undertaking, previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
	(5)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
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	(xii)	Organizational Documents for Cayman Subsidiary (Defiance Vol Carry Hedged ETF) – to be filed by amendment.
	(xiii)	Organizational Documents for Cayman Subsidiary (Defiance Enhanced Short Vol ETF) – to be filed by amendment.
	(xiv)	Organizational Documents for Quantify Chaos Cayman Subsidiary (for IncomeSTKd 1X US Stocks & 1X Bitcoin Premium ETF)
		(1)	Investment Advisory Agreement – to be filed by amendment.
		(2)	Subsidiary Sub-Advisory Agreement – to be filed by amendment.
		(3)	Memorandum and Articles of Association – to be filed by amendment.
		(4)	Certificate of Incorporation – to be filed by amendment.
		(5)	Tax Undertaking – to be filed by amendment.
		(6)	Private Investment Company Custodian Agreement – to be filed by amendment.
	(xv)	Organizational Documents for Quantify Chaos Cayman Subsidiary (for IncomeSTKd 1X Bitcoin & 1X Gold Premium ETF)
		(1)	Investment Advisory Agreement – to be filed by amendment.
		(2)	Subsidiary Sub-Advisory Agreement – to be filed by amendment.
		(3)	Memorandum and Articles of Association – to be filed by amendment.
		(4)	Certificate of Incorporation – to be filed by amendment.
		(5)	Tax Undertaking – to be filed by amendment.
		(6)	Private Investment Company Custodian Agreement – to be filed by amendment.
	(xvi)	Organizational Documents for Quantify Chaos Cayman Subsidiary (for IncomeQ 1.5X Bitcoin & Bitcoin Treasury mNAV Harvester ETF)
		(1)	Investment Advisory Agreement – to be filed by amendment.
		(2)	Subsidiary Sub-Advisory Agreement – to be filed by amendment.
		(3)	Memorandum and Articles of Association – to be filed by amendment.
		(4)	Certificate of Incorporation – to be filed by amendment.
		(5)	Tax Undertaking – to be filed by amendment.
		(6)	Private Investment Company Custodian Agreement – to be filed by amendment.
	(xvii)	Organizational Documents for Quantify Chaos Cayman Subsidiary (for Quantify 2X Daily Alt Season Crypto ETF)
		(1)	Investment Advisory Agreement – filed herewith.
		(2)	Subsidiary Sub-Advisory Agreement – filed herewith.
		(3)	Memorandum and Articles of Association – filed herewith.
		(4)	Certificate of Incorporation – filed herewith.
		(5)	Tax Undertaking – filed herewith.
		(6)	Private Investment Company Custodian Agreement – filed herewith.
(b)		Registrant’s Amended and Restated By-Laws, previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(c)		Instruments Defining Rights of Security Holders - See relevant portions of Declaration of Trust and By-Laws.
(d)	(i)	Investment Advisory Agreement between the Trust (on behalf of Carbon Collective Climate Solutions U.S. Equity ETF) and Toroso Investments, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(a) First Amendment to Investment Advisory Agreement adding Carbon Collective Short Duration Green Bond ETF, previously filed with Post-Effective Amendment No. 196 on Form N-1A on April 2, 2024 and is incorporated herein by reference.
	(ii)	Investment Advisory Agreement between the Trust (on behalf of YieldMax® AAPL Option Income Strategy ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, YieldMax® TSLA Option Income Strategy ETF, YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, and YieldMax® TLT Option Income Strategy ETF) and Tidal Investments LLC (f/k/a Toroso Investments, LLC (Toroso)), previously filed with Post-Effective Amendment No. 32 on Form N-1A on November 21, 2022 and is incorporated herein by reference.
(i) First Amendment to Investment Advisory Agreement to add the following series: YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, YieldMax® XOM Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 111 on Form N-1A on August 14, 2023 and is incorporated herein by reference.

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(ii) Second Amendment to Investment Advisory Agreement to add the following series: YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(iii) Third Amendment to Investment Advisory Agreement to add the following series: YieldMax® Universe Fund of Option Income ETFs and YieldMax® Magnificent 7 Fund of Option Income ETFs, previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(iv) Fourth Amendment to Investment Advisory Agreement to add the following series: YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(v) Fifth Amendment to Investment Advisory Agreement to add the following series: YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF, YieldMax® AAPL Short Option Income Strategy ETF and YieldMax® N100 Short Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(vi) Sixth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Bitcoin Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 203 on Form N-1A on April 17, 2024 and is incorporated herein by reference.
(vii) Seventh Amendment to the Investment Advisory Agreement to add the following series: YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 241 on Form N-1A on July 30, 2024, and is incorporated herein by reference.
(viii) Eighth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Ether Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 259 on Form N-1A on September 9, 2024, and is incorporated herein by reference.

(ix) Ninth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF and YieldMax® Ultra Short Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 277 on Form N-1A on November 8, 2024 and is incorporated herein by reference.
(x) Tenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF, and YieldMax® R2000 0DTE Covered Call Strategy ETF, previously filed with Post-Effective Amendment No. 307 on Form N-1A on February 4, 2025 and is incorporated herein by reference.
(xi) Eleventh Amendment to the Investment Advisory Agreement to add the following series: YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® BITCOIN Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 329 on Form N-1A on March 21, 2025 and is incorporated herein by reference.
(xii) Twelfth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, previously filed with Post-Effective Amendment No. 436 on Form N-1A on March 21, 2025 and is incorporated herein by reference.

C-4

(xiii) Thirteenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Bitcoin Performance & Distribution Target 25™ ETF –– previously filed with Post-Effective Amendment No. 443 on Form N-1A on October 10, 2025 and is incorporated herein by reference.
(xiv) Fourteenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF and YieldMax® UBER Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 413 on Form N-1A on August 26, 2025, is hereby incorporated by reference.
(xv) Fifteenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, YieldMax® GLXY Option Income Strategy ETF and YieldMax® U.S Stocks Target Double Distribution ETF, previously filed with Post-Effective Amendment No. 408 on Form N-1A on August 25, 2025, is hereby incorporated by reference.
(xvi) Sixteenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Hundred Club ETFs, previously filed with Post-Effective Amendment No. 495 on Form N-1A on December 19, 2025, is hereby incorporated by reference.
(xvii) Seventeenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® Top Ten ETFs – to be filed by amendment.
(xviii) Eighteenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF and YieldMax® RoboTech & Automation Portfolio Option Income ETF– to be filed by amendment.
(iii)	Investment Advisory Agreement between the Trust (on behalf of Senior Secured Credit Opportunities ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(iv)	Investment Advisory Agreement between the Trust (on behalf of Nicholas Fixed Income Alternative ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(i) First Amendment to the Investment Advisory Agreement adding Nicholas Global Equity and Income ETF, previously filed with Post-Effective Amendment No. 238 on Form N-1A on July 23, 2024 and is incorporated herein by reference.
(ii) Second Amendment to the Investment Advisory Agreement adding Nicholas Crypto Income ETF, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
(iii) Third Amendment to the Investment Advisory Agreement adding Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF and Nicholas Defense and Rare Earth Income ETF – to be filed by amendment.
(iv) Fourth Amendment to the Investment Advisory Agreement adding Nicholas Bitcoin and Treasuries AfterDark ETF and Nicholas Bitcoin Tail ETF – to be filed by amendment.
(v)	Investment Advisory Agreement between the Trust (on behalf of the Pinnacle Focused Opportunities ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(vi)	Investment Advisory Agreement between the Trust (on behalf of the Tactical Advantage ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(vii)	Investment Advisory Agreement between the Trust (on behalf of the Veridien Climate Action ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(viii)	Investment Advisory Agreement between the Trust (on behalf of the Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(i) First amendment to the Investment Advisory Agreement adding Return Stacked® U.S. Stocks & Managed Futures ETF, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
(ii) Second Amendment to the Investment Advisory Agreement adding Return Stacked® Bonds & Futures Yield ETF and Return Stacked® U.S. Stocks & Futures Yield ETF, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
(iii) Third Amendment to the Investment Advisory Agreement adding Return Stacked® Bonds & Merger Arbitrage ETF, previously filed with Post-Effective Amendment No. 291 on Form N-1A on December 16, 2024 and is incorporated herein by reference.

C-5

(iv) Fourth Amendment to the Investment Advisory Agreement – not applicable.
(v) Fifth Amendment to the Investment Advisory Agreement adding Return Stacked® U.S. Stocks & Gold/Bitcoin ETF – previously filed with Post-Effective Amendment No. 355 on Form N-1A on May 27, 2025 and is incorporated herein by reference.
(ix)	Investment Advisory Agreement between the Trust (on behalf of the DGA Absolute Return ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 79 on April 14, 2023.
(x)	Investment Advisory Agreement between the Trust (on behalf of the Tactical Advantage ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 72 on April 6, 2023.
(xi)	Investment Advisory Agreement between the Trust (on behalf of the Roundhill Generative AI & Technology ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 88 on Form N-1A on May 12, 2023 and is incorporated herein by reference.
(xii)	Investment Advisory Agreement between the Trust (on behalf of the Blueprint Chesapeake Multi-Asset Trend ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(xiii)	Investment Advisory Agreement between the Trust (on behalf of Cboe Validus S&P 500 Dynamic PutWrite Index ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and incorporated herein by reference.
(xiv)	Investment Advisory Agreement between the Trust (on behalf of the Grizzle Growth ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 109 on Form N-1A on August 7, 2023 and is incorporated herein by reference.
(xv)	Investment Advisory Agreement between the Trust (on behalf of CoreValues Alpha Greater China Growth ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
(i) First Amendment to Investment Advisory Agreement adding CoreValues America First Technology Index ETF, previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(xvi)	Investment Advisory Agreement between the Trust (on behalf of Defiance Nasdaq 100 Weekly Distribution ETF, Defiance S&P 500 Weekly Distribution ETF and Defiance R2000 Weekly Distribution ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(i) First Amendment to Investment Advisory Agreement to add the following series: Defiance Treasury Alternative Yield ETF, previously filed with Post-Effective Amendment No. 155 on Form N-1A on January 23, 2024 and is incorporated herein by reference.
(ii) Second Amendment to the Investment Advisory Agreement to add the following series the Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF and Defiance R2000 Target Income ETF previously filed with Post-Effective Amendment No. 165 on Form N-1A on February 1, 2024 and is incorporated herein by reference.
(iii) Third Amendment to the Investment Advisory Agreement to add the following series: Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF and Defiance R2000 Target Income ETF, previously filed with Post-Effective Amendment No. 177 on Form N-1A on February 28, 2024, and is incorporated herein by reference.
(iv) Fourth Amendment to the Investment Advisory Agreement to add the following series: Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, and Defiance Treasury Enhanced Options Income ETF, previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(v) Fifth Amendment to the Investment Advisory Agreement to add the following series: the Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long Solar ETF, Defiance Daily Target 2X Long Uranium ETF, Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF and Defiance Daily Target 2X Short MSTR ETF, previously filed with Post-Effective Amendment No. 216 on Form N-1A on May 22, 2024 and is incorporated herein by reference.
(vi) Sixth Amendment to the Investment Advisory Agreement – not applicable.
(vii) Seventh Amendment to the Investment Advisory Agreement – not applicable.
(viii) Eighth Amendment to the Investment Advisory Agreement to add the following series: Defiance Large Cap ex-Mag 7 ETF, previously filed with Post-Effective Amendment No. 266 on Form N-1A on October 11, 2024 and is incorporated herein by reference.
C-6

(ix) Ninth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long GOLD ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF and Defiance AI & Power Infrastructure ETF, previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(x) Tenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF, previously filed with Post-Effective Amendment No. 327 on Form N-1A on March 11, 2025 and is incorporated herein by reference.
(xi) Eleventh Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Defiance Trillion Dollar Club Index ET, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, and Defiance Daily Target 2X Long UBER ETF, previously filed with Post-Effective Amendment No. 339 on Form N-1A on April 8, 2025 and is incorporated herein by reference.
(xii) Twelfth Amendment to the Investment Advisory Agreement to add the following series: Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF and Defiance Nasdaq 100 Double Short Hedged ETF, previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(xiii) Thirteenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF, Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF and Defiance Leveraged Long + Income TSLA ETF, previously filed with Post-Effective Amendment No. 382 on Form N-1A on July 15, 2025, is hereby incorporated by reference.
(xiv) Fourteenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF and Defiance Leveraged Long + Income Bitcoin ETF, previously filed with Post-Effective Amendment No. 408 on Form N-1A on August 25, 2025, is hereby incorporated by reference.
(xv) Fifteenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF and Defiance Daily Target 2X Long ZETA ETF Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF, Defiance Daily Target 2X Long QS ETF Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF, Defiance Daily Target 2X Long MRNA ETF and Defiance U.S. Dividend Equity Paid Weekly ETF, previously filed with Post-Effective Amendment No. 433 on Form N-1A on September 24, 2025, is hereby incorporated by reference.
C-7

(xvi) Sixteenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF and Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, and Defiance Daily Target 2X Short UNH ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF, previously filed with Post-Effective Amendment No. 457 on Form N-1A on October 29, 2025 and is incorporated herein by reference.
(xvii) Seventeenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, and Defiance Daily Target 2X Short UPST ETF - to be filed by amendment.
(xviii) Eighteenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, and Defiance Daily Target 2X Long PL ETF - to be filed by amendment.
(xix) Nineteenth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF and Defiance Daily Target 2X Long ZIM ETF - to be filed by amendment.
(xx) Twentieth Amendment to the Investment Advisory Agreement to add the following series: Defiance Long Pure Quantum ETF - to be filed by amendment.
(xxi) Twenty-First Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long WLTH ETF - to be filed by amendment.
(xxii) Twenty-Second Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily 2X Short Pure Quantum Computing Index ETF - to be filed by amendment.
(xxiii) Twenty-Third Amendment to the Investment Advisory Agreement to add the following series: Defiance 2X Daily Long Pure Drone and Aerial Automation ETF - to be filed by amendment.
(xxiv) Twenty-Fourth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF and Defiance Daily Target 2X Long AMKR ETF - to be filed by amendment.
(xxv) Twenty-Fifth Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Short RKT ETF - to be filed by amendment.
(xxvi) Twenty-Sixth Amendment to the Investment Advisory Agreement to add the following series: Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, and Defiance XRP LightningSpread™ Income ETF - to be filed by amendment.
(xxvii) Twenty-Seventh Amendment to the Investment Advisory Agreement to add the following series: Defiance Daily Target 2X Long AMTM ETF - to be filed by amendment.
(xvii)	Investment Advisory Agreement between the Trust (on behalf of Hilton Small-MidCap Opportunity ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
C-8

(i) First Amendment to the Investment Advisory Agreement adding Hilton BDC Corporate Bond ETF, previously filed with Post-Effective Amendment No. 356 on Form N-1A on June 2, 2025 and is incorporated herein by reference.
(xviii)	Investment Advisory Agreement between the Trust (for the Quantify Absolute Income ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 197 on Form N-1A on April 5, 2024 and is incorporated herein by reference.
(i) First Amendment to the Investment Advisory Agreement to add the following series: STKd 100% Bitcoin & 100% Gold ETF, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
(ii) Second Amendment to the Investment Advisory Agreement to add the following series: STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF and STKd 100% META & 100% AMZN ETF, previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(iii) Third Amendment to the Investment Advisory Agreement to add the following series: Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF and Quantify 2X Daily AltAlt Season Crypto ETF – filed herewith.
(iv) Fourth Amendment to the Investment Advisory Agreement to add the following series: IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ 1.5x Bitcoin & Bitcoin Treasury mNAV Harvester ETF, and IncomeQ 1.5x Crypto & Crypto Treasury mNAV Harvester ETF – to be filed by amendment.
(xix)	Investment Advisory Agreement between the Trust (for the iREIT – MarketVector Quality REIT Index ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 181 on Form N-1A on February 29, 2024 and is incorporated herein by reference.
(xx)	Investment Advisory Agreement between the Trust (for Even Herd Long Short ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(xxi)	Investment Advisory Agreement between the Trust (for Peerless Option Wheel ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
(xxii)	Investment Advisory Agreement between the Trust (for Clockwise Core Equity & Innovation ETF) and Tidal Investments LLC – previously filed with Post-Effective Amendment No. 224 on Form N-1A on June 11, 2024 and is incorporated herein by reference.
(xxiii)	Investment Advisory Agreement between the Trust (for Cambria Chesapeake Pure Trend ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(i) First Amendment to the Investment Advisory Agreement to add the following series: Chesapeake Trend-Following Fixed Income ETF - to be filed by amendment.
(xxiv)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Carbon Collective Investing, LLC (for the Carbon Collective Climate Solutions U.S. Equity ETF), previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(a) First Amendment to Investment Advisory Agreement to add the following series: Carbon Collective Short Duration Green Bond ETF, previously filed with Post-Effective Amendment No. 196 on Form N-1A on April 2, 2024 and is incorporated herein by reference.
(xxv)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Nicholas Wealth, LLC (for the Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(i) First Amendment to the Sub-Advisory Agreement adding: Nicholas Global Equity and Income ETF – previously filed with Post-Effective Amendment No. 238 on Form N-1A on July 23, 2024 and is incorporated herein by reference.
(ii) Second Amendment to the Sub-Advisory Agreement adding: Nicholas Crypto Income ETF, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
(iii) Third Amendment to the Sub-Advisory Agreement adding: Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF and Nicholas Defense and Rare Earth Income ETF – to be filed by amendment.
(iv) Fourth Amendment to the Sub-Advisory Agreement adding: Nicholas Bitcoin and Treasuries AfterDark ETF and Nicholas Bitcoin Tail ETF – to be filed by amendment.
(xxvi)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Pinnacle Family Advisors, LLC (for the Pinnacle Focused Opportunities ETF) previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
C-9

(xxvii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Family Dynasty Advisors LLC (for the Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(xxviii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Newfound Research LLC (for the Return Stacked® Bonds & Managed Futures ETF, Return Stacked® Global Stocks & Bonds ETF, Return Stacked® U.S. Stocks & Managed Futures ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 291 on Form N-1A on December 16, 2024 and is incorporated herein by reference.
(i) First Amendment to the Investment Sub-Advisory Agreement between Tidal Investment LLC and Newfound Research LLC (for the Return Stacked® U.S. Stocks & Gold/Bitcoin ETF) – previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
(ii) Second Amendment to the Investment Sub-Advisory Agreement between Tidal Investment LLC and Newfound Research LLC (for the Return Stacked® Bonds & Managed Futures ETF, Return Stacked® Global Stocks & Bonds ETF, Return Stacked® U.S. Stocks & Managed Futures ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF, Return Stacked® Bonds & Merger Arbitrage ETF and Return Stacked® U.S. Stocks & Gold/Bitcoin ETF), previously filed with Post-Effective Amendment No. 355 on Form N-1A on May 27, 2025 and is incorporated herein by reference.
(xxix)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Montrose Estate Capital Management, LLC d/b/a Days Global Advisors (for the DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 79 on April 14, 2023.
(xxx)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Veridien Global Investors LLC (for the Veridien Climate Action ETF), previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(xxxi)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Roundhill Financial Inc. (for the Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 88 on Form N-1A on May 12, 2023 and is incorporated herein by reference.
(xxxii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Chesapeake Capital Corporation (for the Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(xxxiii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Blueprint Fund Management, LLC (for the Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(xxxiv)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Grizzle Investment Management LLC (for the Grizzle Growth ETF), previously filed with Post-Effective Amendment No. 109 on Form N-1A on August 7, 2023 and is incorporated herein by reference.
(xxxv)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Cambria Investment Management, L.P. (for the Grizzle Growth ETF), previously filed with Post-Effective Amendment No. 109 on Form N-1A on August 7, 2023 and is incorporated herein by reference.
(xxxvi)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and MSA Power Funds LLC (for the CoreValues Alpha Greater China Growth ETF, previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
(i) First Amendment to the Sub-Advisory Agreement between Tidal Investment LLC and MSA Power Funds LLC (for the CoreValues America First Technology Index ETF), previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(xxxvii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Hilton Capital Management, LLC (on behalf of Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(i) First Amendment to the Investment Sub-Advisory Agreement Adding: Hilton BDC Corporate Bond ETF, previously filed with Post-Effective Amendment No. 356 on Form N-1A on June 2, 2025 and is incorporated herein by reference.
(xxxviii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Quantify Chaos Advisors, LLC (for the Quantify Absolute Income ETF), previously filed with Post-Effective Amendment No. 197 on Form N-1A on April 5, 2024 and is incorporated herein by reference.
(i) First Amendment to the Investment Sub-Advisory Agreement Adding: STKd 100% Bitcoin & 100% Gold ETF, previously filed with Post-Effective Amendment No. 266 on Form N-1A on October 11, 2024 and is incorporated herein by reference.
C-10

(ii) Second Amendment to the Investment Sub-Advisory Agreement Adding: STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF and STKd 100% META & 100% AMZN ETF, previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(iii) Third Amendment to the Investment Sub-Advisory Agreement Adding: Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF and Quantify 2X Daily AltAlt Season Crypto ETF – filed herewith.
(iv) Fourth Amendment to the Investment Sub-Advisory Agreement Adding: IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ 1.5x Bitcoin & Bitcoin Treasury mNAV Harvester ETF, and IncomeQ 1.5x Crypto & Crypto Treasury mNAV Harvester ETF – to be filed by amendment.
	(xxxix)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Artesian Capital Management (Delaware) LP (for Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 196 on Form N-1A on April 2, 2024 and is incorporated herein by reference.
	(xl)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Even Herd, LLC (for Even Herd Long Short ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
	(xli)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Peerless Wealth LLC (for Peerless Option Wheel ETF), previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
	(xlii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Clockwise Capital LLC (for Clockwise Core Equity & Innovation ETF), previously filed with Post-Effective Amendment No. 295 on Form N-1A on December 23, 2024 and is incorporated herein by reference.
	(xliii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Chesapeake Capital Corporation (for Cambria Chesapeake Pure Trend ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(i) First Amendment to the Investment Sub-Advisory Agreement to add the following series: Chesapeake Trend-Following Fixed Income ETF - to be filed by amendment.
	(xliv)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Cambria Investment Management, L.P (for Cambria Chesapeake Pure Trend ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(e)	(i)

Distribution Agreement between the Trust and Foreside Fund Services, LLC, previously filed with the Trusts’ registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.

(1) First Amendment to the Distribution Agreement (adding YieldMax® AAPL Option Income ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, YieldMax® TSLA Option Income Strategy ETF, YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, and YieldMax® TLT Option Income Strategy ETF, and Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.

(2) Third Amendment to the Distribution Agreement (adding Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(3) Fourth Amendment to the Distribution Agreement (adding Pinnacle Focused Opportunities ETF and Veridien Climate Action ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(4) Fifth Amendment to the Distribution Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(5) Sixth Amendment to the Distribution Agreement (adding DGA Absolute Return ETF and Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(6) Seventh Amendment to the Distribution Agreement (adding Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 83 on Form N-1A on May 2, 2023 and is incorporated herein by reference.
(7) Eighth Amendment to the Distribution Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
C-11

(8) Ninth Amendment to the Distribution Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax® MSTR Option Income Strategy ETF, YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(9) Tenth Amendment to the Distribution Agreement (adding Return Stacked® U.S. Stocks & Managed Futures ETF, Defiance Nasdaq 100 Weekly Distribution ETF, Defiance S&P 500 Weekly Distribution ETF and Defiance R2000 Weekly Distribution ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(10) Eleventh Amendment to the Distribution Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(11) Twelfth Amendment to the Distribution Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(12) Thirteenth Amendment to the Distribution Agreement (adding YieldMax® Universe Fund of Option Income ETFs, YieldMax® Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(13) Fourteenth Amendment to the Distribution Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT – MarketVector Quality REIT Index ETF, YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 165 on Form N-1A on February 1, 2024 and is incorporated herein by reference.
(14) Fifteenth Amendment to the Distribution Agreement (adding YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF and YieldMax® AAPL Short Option Income Strategy ETF, YieldMax® N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(15) Sixteenth Amendment to the Distribution Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(16) Seventeenth Amendment to the Distribution Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise Core Equity & Innovation ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(17) Eighteenth Amendment to the Distribution Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2x Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2x Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(18) Nineteenth Amendment to the Distribution Agreement (adding Nicholas Global Equity and Income ETF, YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(19) Twentieth Amendment to the Distribution Agreement (adding YieldMax® Ether Option Income Strategy ETF, STKd 100% Bitcoin & 100% Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 259 on Form N-1A on September 9, 2024, and is incorporated herein by reference.
C-12

(20) Twenty-First Amendment to the Distribution Agreement (adding YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF, YieldMax® Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF, previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
(21) Twenty-Second Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long GOLD ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF and Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF and YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(22) Twenty-Third Amendment to the Distribution Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF, STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF, Defiance Daily Target 2X Short LLY ETF, YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® Bitcoin Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF) previously filed with Post-Effective Amendment No. 327 on Form N-1A on March 11, 2025 and is incorporated herein by reference.
(23) Twenty-Fourth Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Return Stacked® U.S. Stocks & Gold/Bitcoin ETF, Defiance Trillion Dollar Club Index ETF, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, Defiance Daily Target 2X Long UBER ETF, Hilton BDC Corporate Bond ETF, and Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 339 on Form N-1A on April 8, 2025 and is incorporated herein by reference.
(24) Twenty-Fifth Amendment to the Distribution Agreement (adding Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF, Defiance Nasdaq 100 Double Short Hedged ETF and YieldMax® Bitcoin Performance and Distribution Target 25TM ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.

C-13

(25) Twenty-Sixth Amendment to the Distribution Agreement (adding Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF, YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF, YieldMax® UBER Option Income Strategy ETF, Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF and Defiance Leveraged Long + Income TSLA ETF), previously filed with Post-Effective Amendment No. 382 on Form N-1A on July 15, 2025, is hereby incorporated by reference.
(26) Twenty-Seventh Amendment to the Distribution Agreement (adding Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF and Defiance Leveraged Long + Income Bitcoin ETF, YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, YieldMax® GLXY Option Income Strategy ETF, and YieldMax® U.S Stocks Target Double Distribution ETF), previously filed with Post-Effective Amendment No. 408 on Form N-1A on August 25, 2025, is hereby incorporated by reference.
(27) Twenty-Eighth Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF, Defiance Daily Target 2X Long ZETA ETF, Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF, Defiance Daily Target 2X Long QS ETF, Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF, and Defiance U.S. Dividend Equity Paid Weekly ETF), previously filed with Post-Effective Amendment No. 433 on Form N-1A on September 24, 2025, is hereby incorporated by reference.
(28) Twenty-Ninth Amendment to the Distribution Agreement (adding Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF, Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, CoreValues America First Technology Index ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, Defiance Daily Target 2X Short UNH ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF) – previously filed with Post-Effective Amendment No. 457 on Form N-1A on October 29, 2025 and is incorporated herein by reference.
C-14

(29) Thirtieth Amendment to the Distribution Agreement (adding Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF, Quantify 2X Daily AltAlt Season Crypto ETF, YieldMax® Hundred Club ETFs, IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ 1.5x Bitcoin & Bitcoin Treasury mNAV Harvester ETF, IncomeQ 1.5x Crypto & Crypto Treasury mNAV Harvester ETF, Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, Defiance Daily Target 2X Short UPST ETF, Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, Defiance Daily Target 2X Long PL ETF, Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF, Defiance Daily Target 2X Long ZIM ETF and Defiance Long Pure Quantum ETF), previously filed with Post-Effective Amendment No. 502 on Form N-1A on December 23, 2025 and is incorporated herein by reference.
(30) Thirty-First Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long WLTH ETF) – to be filed by amendment.
(31) Thirty-Second Amendment to the Distribution Agreement (adding Defiance 2X Daily Short Pure Quantum Computing Index ETF) – to be filed by amendment.
(32) Thirty-Third Amendment to the Distribution Agreement (adding Defiance 2X Daily Long Pure Drone and Aerial Automation ETF) – to be filed by amendment.
(33) Thirty-Fourth Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF and Defiance Daily Target 2X Long AMKR ETF) - to be filed by amendment.
(34) Thirty-Fifth Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Short RKT ETF) - to be filed by amendment.
(35) Thirty-Sixth Amendment to the Distribution Agreement (adding Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF and Nicholas Defense and Rare Earth Income ETF) - to be filed by amendment.
(36) Thirty-Seventh Amendment to the Distribution Agreement (adding Chesapeake Trend-Following Fixed Income ETF) - to be filed by amendment.
(37) Thirty-Eighth Amendment to the Distribution Agreement (adding Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, and Defiance XRP LightningSpread™ Income ETF) - to be filed by amendment.
(38) Thirty-Ninth Amendment to the Distribution Agreement (adding YieldMax® Top Ten ETFs) - to be filed by amendment.
(39) Fortieth Amendment to the Distribution Agreement (adding Nicholas Bitcoin and Treasuries AfterDark ETF and Nicholas Bitcoin Tail ETF) - to be filed by amendment.
(40) Forty-First Amendment to the Distribution Agreement (adding YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF and YieldMax® RoboTech & Automation Portfolio Option Income ETF) - to be filed by amendment.
(41) Forty-Second Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
	(ii)	Distribution Agreement between the Trust and ALPS Distributors, Inc. (on behalf of Cambria Chesapeake Pure Trend ETF), previously filed with Post-Effective Amendment No. 338 on Form N-1A on April 4, 2025 and is incorporated herein by reference.
	(iii)	Form of Authorized Participant Agreement, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(iv)	Distribution Services Agreement between Toroso Investments, LLC and Foreside Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(f)		Not applicable.
(g)	(i)	Custodian Agreement between the Trust and U.S. Bank National Association, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Custodian Agreement (adding YieldMax® AAPL Option Income Strategy ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, and YieldMax® TSLA Option Income ETF, YieldMax® ARKK Option Income ETF, YieldMax® KWEB Option Income ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, and YieldMax® TLT Option Income Strategy ETF, and Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
C-15

(2) Third Amendment to the Custodian Agreement (adding Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 318 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(3) Fourth Amendment to the Custodian Agreement (adding Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(4) Fifth Amendment to the Custodian Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(5) Sixth Amendment to the Custodian Agreement (adding DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(6) Seventh Amendment to the Custodian Agreement (adding Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Eighth Amendment to the Custodian Agreement (adding Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 83 on Form N-1A on May 2, 2023 and is incorporated herein by reference.
(8) Ninth Amendment to the Custodian Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(9) Tenth Amendment to the Custodian Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax® MSTR Option Income Strategy ETF, YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(10) Eleventh Amendment to the Custodian Agreement (adding Return Stacked® U.S. Stocks & Managed Futures ETF, Defiance Nasdaq 100 Weekly Distribution ETF, Defiance Nasdaq 100 Target 30 Income ETF, Defiance S&P 500 Weekly Distribution ETF, Defiance S&P 500 Target 30 Income ETF and Defiance R2000 Weekly Distribution ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(11) Twelfth Amendment to the Custodian Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(12) Thirteenth Amendment to the Custodian Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(13) Fourteenth Amendment to the Custodian Agreement (adding YieldMax® Universe Fund of Option Income ETFs, YieldMax® Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(14) Fifteenth Amendment to the Custodian Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(15) Sixteenth Amendment to the Custodian Agreement (adding YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF, YieldMax® AAPL Short Option Income Strategy ETF, YieldMax® N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(16) Seventeenth Amendment to the Custodian Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(17) Eighteenth Amendment to the Custodian Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise Core Equity & Innovation ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
C-16

(18) Nineteenth Amendment to the Custodian Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(19) Twentieth Amendment to the Custodian Agreement (adding Nicholas Global Equity and Income ETF, YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(20) Twenty-First Amendment to the Custodian Agreement (adding YieldMax® Ether Option Income Strategy ETF, STKd 100% Bitcoin & 100% Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 261 on Form N-1A on September 18, 2024, and is incorporated herein by reference.
(21) Twenty-Second Amendment to the Custodian Agreement (adding YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF, YieldMax® Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
(22) Twenty-Third Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long GOLD ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF and YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(23) Twenty-Fourth Amendment to the Custodian Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF and STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® Bitcoin Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF, YieldMax® SMCI Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(24) Twenty-Fifth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF), previously filed with Post-Effective Amendment No. 336 on Form N-1A on March 31, 2025 and is incorporated herein by reference.
C-17

(25) Twenty-Sixth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Return Stacked® U.S. Stocks & Gold/Bitcoin ETF, Defiance Trillion Dollar Club Index ETF, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, Defiance Daily Target 2X Long UBER ETF, Hilton BDC Corporate Bond ETF, and Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
(26) Twenty-Seventh Amendment to the Custodian Agreement (adding Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF, Defiance Nasdaq 100 Double Short Hedged ETF and YieldMax® Bitcoin Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(27) Twenty-Eighth Amendment to the Custodian Agreement (adding Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF, Defiance Leveraged Long + Income TSLA ETF, YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF and YieldMax® UBER Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
(28) Twenty-Ninth Amendment to the Custodian Agreement (adding YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, YieldMax® GLXY Option Income Strategy ETF, Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF, Defiance Leveraged Long + Income Bitcoin ETF, and YieldMax® U.S Stocks Target Double Distribution ETF), previously filed with Post-Effective Amendment No. 421 on Form N-1A on September 8, 2025 and is incorporated herein by reference.
(29) Thirtieth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF, Defiance Daily Target 2X Long ZETA ETF, Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF, Defiance Daily Target 2X Long MRNA ETF, Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF, Defiance Daily Target 2X Long QS ETF and Defiance U.S. Dividend Equity Paid Weekly ETF), previously filed with Post-Effective Amendment No. 446 on Form N-1A on October 17, 2025 and is incorporated herein by reference.
C-18

(30) Thirty-First Amendment to the Custodian Agreement (adding Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF, Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, CoreValues America First Technology Index ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, Defiance Daily Target 2X Short UNH ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF), previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(31) Thirty-Second Amendment to the Custodian Agreement (adding Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF, Quantify 2X Daily AltAlt Season Crypto ETF, YieldMax® Hundred Club ETFs, IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ 1.5x Bitcoin & Bitcoin Treasury mNAV Harvester ETF, IncomeQ 1.5x Crypto & Crypto Treasury mNAV Harvester ETF, Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, Defiance Daily Target 2X Short UPST ETF, Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, Defiance Daily Target 2X Long PL ETF, Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF, Defiance Daily Target 2X Long ZIM ETF and Defiance Long Pure Quantum ETF), previously filed with Post-Effective Amendment No. 502 on Form N-1A on December 23, 2025 and is incorporated herein by reference.
(32) Thirty-Third Amendment to the Custodian Agreement (adding Defiance 2X Daily Short Pure Quantum Computing Index ETF) – to be filed by amendment.
(33) Thirty-Fourth Amendment to the Custodian Agreement (adding Defiance 2X Daily Long Pure Drone and Aerial Automation ETF) – to be filed by amendment.
(34) Thirty-Fifth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF and Defiance Daily Target 2X Long AMKR ETF) – to be filed by amendment.
(35) Thirty-Sixth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Short RKT ETF) - to be filed by amendment.
(36) Thirty-Seventh Amendment to the Custodian Agreement (adding Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF and Nicholas Defense and Rare Earth Income ETF) - to be filed by amendment.
(37) Thirty-Eighth Amendment to the Custodian Agreement (adding Chesapeake Trend-Following Fixed Income ETF) - to be filed by amendment.
(38) Thirty-Ninth Amendment to the Custodian Agreement (adding Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, and Defiance XRP LightningSpread™ Income ETF) - to be filed by amendment.
(39) Fortieth Amendment to the Custodian Agreement (adding YieldMax® Top Ten ETFs) - to be filed by amendment.
(40) Forty-First Amendment to the Custodian Agreement (adding Nicholas Bitcoin and Treasuries AfterDark ETF and Nicholas Bitcoin Tail ETF) - to be filed by amendment.
(41) Forty-Second Amendment to the Custodian Agreement (adding YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF and YieldMax® RoboTech & Automation Portfolio Option Income ETF) - to be filed by amendment.
(42) Forty-Third Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
(ii)	Semi-Transparent ETF Custody Agreement between Tidal Trust II and U.S. Bank National Association, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
C-19

(h)	(i)	Fund Administration Servicing Agreement between the Trust and Tidal ETF Services LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Fund Administration Servicing Agreement (adding YieldMax® AAPL Option Income Strategy ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, YieldMax® TSLA Option Income Strategy ETF, YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, and YieldMax® TLT Option Income Strategy ETF and Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(2) Third Amendment to the Fund Administration Servicing Agreement (adding Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(3) Fourth Amendment to the Fund Administration Servicing Agreement (adding Pinnacle Focused Opportunities ETF and Veridien Climate Action ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(4) Fifth Amendment to the Fund Administration Servicing Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(5) Sixth Amendment to the Fund Administration Servicing Agreement (adding DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(6) Seventh Amendment to the Fund Administration Servicing Agreement (adding Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Eighth Amendment to the Fund Administration Servicing Agreement (adding Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 83 on Form N-1A on May 2, 2023 and is incorporated herein by reference.
(8) Ninth Amendment to the Fund Administration Servicing Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(9) CCO Services Amendment to Fund Administration Servicing Agreement, previously filed with Post-Effective Amendment No. 88 on Form N-1A on May 12, 2023 and is incorporated herein by reference.
(10) Tenth Amendment to the Fund Administration Servicing Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax® MSTR Option Income Strategy ETF, YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(11) Eleventh Amendment to the Fund Administration Servicing Agreement (adding Return Stacked® U.S. Stocks & Managed Futures ETF, Defiance Nasdaq 100 Weekly Distribution ETF, Defiance S&P 500 Weekly Distribution ETF and Defiance R2000 Weekly Distribution ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(12) Twelfth Amendment to the Fund Administration Servicing Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
(13) Thirteenth Amendment to the Fund Administration Servicing Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(14) Fourteenth Amendment to the Fund Administration Servicing Agreement (adding YieldMax® Universe Fund of Option Income ETFs, YieldMax® Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
C-20

(15) Fifteenth Amendment to the Fund Administration Servicing Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 165 on Form N-1A on February 1, 2024 and is incorporated herein by reference.
(16) Sixteenth Amendment to the Fund Administration Servicing Agreement (adding YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF, YieldMax® AAPL Short Option Income Strategy ETF, YieldMax® N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(17) Seventeenth Amendment to the Fund Administration Servicing Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(18) Eighteenth Amendment to the Fund Administration Servicing Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise Core Equity & Innovation ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(19) Nineteenth Amendment to the Fund Administration Servicing Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(20) Twentieth Amendment to the Fund Administration Servicing Agreement (adding Nicholas Global Equity and Income ETF, YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(21) Twenty-First Amendment to the Fund Administration Servicing Agreement (adding YieldMax® Ether Option Income Strategy ETF, STKd 100% Bitcoin & 100% Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 259 on Form N-1A on September 9, 2024, and is incorporated herein by reference.
(22) Twenty-Second Amendment to the Fund Administration Servicing Agreement (adding YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF, YieldMax® Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
(23) Twenty-Third Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long GOLD ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF and YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
C-21

(24) Twenty-Fourth Amendment to the Fund Administration Servicing Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF and STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF, YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® Bitcoin Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(25) Twenty-Fifth Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Return Stacked® U.S. Stocks & Gold/Bitcoin ETF, Defiance Trillion Dollar Club Index ETF, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, Defiance Daily Target 2X Long UBER ETF, Hilton BDC Corporate Bond ETF, and Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 339 on Form N-1A on April 8, 2025 and is incorporated herein by reference.
(26) Twenty-Sixth Amendment to the Fund Administration Servicing Agreement (adding Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF, Defiance Nasdaq 100 Double Short Hedged ETF and YieldMax® Bitcoin Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(27) Twenty-Seventh Amendment to the Fund Administration Servicing Agreement (adding Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF, Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF, Defiance Leveraged Long + Income TSLA ETF, YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF and YieldMax® UBER Option Income Strategy ETF) – previously filed with Post-Effective Amendment No. 382 on Form N-1A on July 15, 2025, is hereby incorporated by reference.
(28) Twenty-Eighth Amendment to the Fund Administration Servicing Agreement (adding YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, YieldMax® GLXY Option Income Strategy ETF, Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF and Defiance Leveraged Long + Income Bitcoin ETF, and YieldMax® U.S Stocks Target Double Distribution ETF), previously filed with Post-Effective Amendment No. 408 on Form N-1A on August 25, 2025, is hereby incorporated by reference.
C-22

(29) Twenty-Ninth Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF, Defiance Daily Target 2X Long ZETA ETF Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF, Defiance Daily Target 2X Long MRNA ETF, Defiance U.S. Dividend Equity Paid Weekly ETF, Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF and Defiance Daily Target 2X Long QS ETF), previously filed with Post-Effective Amendment No. 433 on Form N-1A on September 24, 2025, is hereby incorporated by reference.
(30) Thirtieth Amendment to the Fund Administration Servicing Agreement (adding Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF, Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, CoreValues America First Technology Index ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, Defiance Daily Target 2X Short UNH ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF) – previously filed with Post-Effective Amendment No. 457 on Form N-1A on October 29, 2025 and is incorporated herein by reference.
(31) Thirty-First Amendment to the Fund Administration Servicing Agreement (adding Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF, Quantify 2X Daily AltAlt Season Crypto ETF, YieldMax® Hundred Club ETFs, IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ 1.5x Bitcoin & Bitcoin Treasury mNAV Harvester ETF, IncomeQ 1.5x Crypto & Crypto Treasury mNAV Harvester ETF, Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, Defiance Daily Target 2X Short UPST ETF, Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, Defiance Daily Target 2X Long PL ETF, Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF, Defiance Daily Target 2X Long ZIM ETF and Defiance Long Pure Quantum ETF), previously filed with Post-Effective Amendment No. 495 on Form N-1A on December 19, 2025, is hereby incorporated by reference.
(32) Thirty-Second Amendment to the Fund Administration Servicing Agreement (adding Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF and Nicholas Defense and Rare Earth Income ETF) – to be filed by amendment.
(33) Thirty-Third Amendment to the Fund Administration Servicing Agreement (adding Chesapeake Trend-Following Fixed Income ETF) – to be filed by amendment.
(34) Thirty-Fourth Amendment to the Fund Administration Servicing Agreement (adding Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, and Defiance XRP LightningSpread™ Income ETF) – to be filed by amendment.
(35) Thirty-Fifth Amendment to the Fund Administration Servicing Agreement (adding YieldMax® Top Ten ETFs) - to be filed by amendment.
C-23

(36) Thirty-Sixth Amendment to the Fund Administration Servicing Agreement (adding Nicholas Bitcoin and Treasuries AfterDark ETF and Nicholas Bitcoin Tail ETF) - to be filed by amendment.
(37) Thirty-Seventh Amendment to the Fund Administration Servicing Agreement (adding YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF and YieldMax® RoboTech & Automation Portfolio Option Income ETF ) - to be filed by amendment.
(38) Thirty-Eighth Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
(ii)	Fund Sub-Administration Servicing Agreement between Tidal ETF Services LLC on behalf of the Trust and U.S. Bancorp Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax® AAPL Option Income Strategy ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, YieldMax® TSLA Option Income Strategy ETF YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, YieldMax® TLT Option Income Strategy ETF, and adding Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(2) Third Amendment to the Fund Sub-Administration Servicing Agreement (adding Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 318 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(3) Fourth Amendment to the Fund Sub-Administration Servicing Agreement (adding Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(4) Fifth Amendment to the Fund Sub-Administration Servicing Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(5) Sixth Amendment to the Fund Sub-Administration Servicing Agreement (adding DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(6) Seventh Amendment to the Fund Sub-Administration Servicing Agreement (adding Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Eighth Amendment to the Fund Sub-Administration Servicing Agreement (adding Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 83 on Form N-1A on May 2, 2023 and is incorporated herein by reference.
(8) Ninth Amendment to the Fund Accounting Servicing Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(9) Tenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax® MSTR Option Income Strategy ETF, YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(10) Eleventh Amendment to the Fund Sub-Administration Servicing Agreement (adding Return Stacked® U.S. Stocks & Managed Futures ETF, Defiance Nasdaq 100 Weekly Distribution ETF, Defiance S&P 500 Weekly Distribution ETF and Defiance R2000 Weekly Distribution ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(11) Twelfth Amendment to the Fund Sub-Administration Servicing Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
C-24

(12) Thirteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(13) Fourteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax® Universe Fund of Option Income ETFs, YieldMax® Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(14) Fifteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(15) Sixteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF, YieldMax® AAPL Short Option Income Strategy ETF, YieldMax® N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(16) Seventeenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(17) Eighteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise Core Equity & Innovation ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(18) Nineteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(19) Twentieth Amendment to the Fund Sub-Administration Servicing Agreement (adding Nicholas Global Equity and Income ETF, YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(20) Twenty-First Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax® Ether Option Income Strategy ETF, STKd 100% Bitcoin & 100% Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 261 on Form N-1A on September 18, 2024, and is incorporated herein by reference.
(21) Twenty-Second Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF, YieldMax® Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
C-25

(22) Twenty-Third Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long GOLD ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF and YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(23) Twenty-Fourth Amendment to the Fund Sub-Administration Servicing Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF, STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® Bitcoin Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(24) Twenty-Fifth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF), previously filed with Post-Effective Amendment No. 336 on Form N-1A on March 31, 2025 and is incorporated herein by reference.
(25) Twenty-Sixth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Defiance 2X Daily Long Pure Quantum ETF, Return Stacked® U.S. Stocks & Gold/Bitcoin ETF, Defiance Trillion Dollar Club Index ETF, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, Defiance Daily Target 2X Long UBER ETF, Hilton BDC Corporate Bond ETF and Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
(26) Twenty-Seventh Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF, Defiance Nasdaq 100 Double Short Hedged ETF and YieldMax® Bitcoin Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(27) Twenty-Eighth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF, Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF, Defiance Leveraged Long + Income TSLA ETF, YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF and YieldMax® UBER Option Income Strategy ETF) – previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
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(28) Twenty-Ninth Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, YieldMax® GLXY Option Income Strategy ETF, Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF, Defiance Leveraged Long + Income Bitcoin ETF, and YieldMax® U.S Stocks Target Double Distribution ETF), previously filed with Post-Effective Amendment No. 421 on Form N-1A on September 8, 2025 and is incorporated herein by reference.
(29) Thirtieth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF, Defiance Daily Target 2X Long ZETA ETF, Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF and Defiance Daily Target 2X Long MRNA ETF, Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF, Defiance Daily Target 2X Long QS ETF and Defiance U.S. Dividend Equity Paid Weekly ETF), previously filed with Post-Effective Amendment No. 446 on Form N-1A on October 17, 2025 and is incorporated herein by reference.
(30) Thirty-First Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF, Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, CoreValues America First Technology Index ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, Defiance Daily Target 2X Short UNH ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF), previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(31) Thirty-Second Amendment to the Fund Sub-Administration Servicing Agreement (adding Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF, Quantify 2X Daily AltAlt Season Crypto ETF, YieldMax® Hundred Club ETFs, IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ 1.5x Bitcoin & Bitcoin Treasury mNAV Harvester ETF, IncomeQ 1.5x Crypto & Crypto Treasury mNAV Harvester ETF, Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, Defiance Daily Target 2X Short UPST ETF, Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, Defiance Daily Target 2X Long PL ETF, Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF, Defiance Daily Target 2X Long ZIM ETF and Defiance Long Pure Quantum ETF), previously filed with Post-Effective Amendment No. 502 on Form N-1A on December 23, 2025 and is incorporated herein by reference.
(32) Thirty-Third Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long WLTH ETF) – to be filed by amendment.
(33) Thirty-Fourth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance 2X Daily Short Pure Quantum Computing Index ETF) – to be filed by amendment.
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(34) Thirty-Fifth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance 2X Daily Long Pure Drone and Aerial Automation ETF) – to be filed by amendment.
(35) Thirty-Sixth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF and Defiance Daily Target 2X Long AMKR ETF) - to be filed by amendment.
(36) Thirty-Seventh Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Short RKT ETF) - to be filed by amendment.
(37) Thirty-Eighth Amendment to the Fund Sub-Administration Servicing Agreement (adding Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF and Nicholas Defense and Rare Earth Income ETF) - to be filed by amendment.
(38) Thirty-Ninth Amendment to the Fund Sub-Administration Servicing Agreement (adding Chesapeake Trend-Following Fixed Income ETF) - to be filed by amendment.
(39) Fortieth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, and Defiance XRP LightningSpread™ Income ETF) - to be filed by amendment.
(40) Forty-First Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax® Top Ten ETFs) - to be filed by amendment.
(41) Forty-Second Amendment to the Fund Sub-Administration Servicing Agreement (adding Nicholas Bitcoin and Treasuries AfterDark ETF and Nicholas Bitcoin Tail ETF) - to be filed by amendment.
(42) Forty-Third Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF and YieldMax® RoboTech & Automation Portfolio Option Income ETF) - to be filed by amendment.
(43) Forty-Fourth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
(iii)	Semi-Transparent ETF Fund Sub-Administration Servicing Agreement, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(iv)	Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Fund Accounting Servicing Agreement (adding YieldMax® AAPL Option Income Strategy ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, YieldMax® TSLA Option Income Strategy ETF, YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, YieldMax® TLT Option Income Strategy ETF, and Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(2) Third Amendment to the Fund Accounting Servicing Agreement (adding Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 318 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(3) Fourth Amendment to the Fund Accounting Servicing Agreement (adding Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(4) Fifth Amendment to the Fund Accounting Servicing Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(5) Sixth Amendment to the Fund Accounting Servicing Agreement (adding DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
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(6) Seventh Amendment to the Fund Accounting Servicing Agreement (adding Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Eighth Amendment to the Fund Accounting Servicing Agreement (adding Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 83 on Form N-1A on May 2, 2023 and is incorporated herein by reference.
(8) Ninth Amendment to the Fund Accounting Servicing Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(9) Tenth Amendment to the Fund Accounting Servicing Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax® MSTR Option Income Strategy ETF, YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(10) Eleventh Amendment to the Fund Accounting Servicing Agreement (adding Return Stacked® U.S. Stocks & Managed Futures ETF, Defiance Nasdaq 100 Weekly Distribution ETF, Defiance S&P 500 Weekly Distribution ETF and Defiance R2000 Weekly Distribution ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(11) Twelfth Amendment to the Fund Accounting Servicing Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(12) Thirteenth Amendment to the Fund Accounting Servicing Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(13) Fourteenth Amendment to the Fund Accounting Servicing Agreement (adding YieldMax® Universe Fund of Option Income ETFs, YieldMax® Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(14) Fifteenth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(15) Sixteenth Amendment to the Fund Accounting Servicing Agreement (adding YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF, YieldMax® AAPL Short Option Income Strategy ETF, YieldMax® N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(16) Seventeenth Amendment to the Fund Accounting Servicing Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(17) Eighteenth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise Core Equity & Innovation ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
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(18) Nineteenth Amendment to the Fund Accounting Servicing Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2x Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(19) Twentieth Amendment to the Fund Accounting Servicing Agreement (adding Nicholas Global Equity and Income ETF, YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(20) Twenty-First Amendment to the Fund Accounting Servicing Agreement (adding YieldMax® Ether Option Income Strategy ETF, STKd 100% Bitcoin & 100% Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 261 on Form N-1A on September 18, 2024, and is incorporated herein by reference.
(21) Twenty-Second Amendment to the Fund Accounting Servicing Agreement (adding YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF, YieldMax® Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
(22) Twenty-Third Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long GOLD ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF and YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(23) Twenty-Fourth Amendment to the Fund Accounting Servicing Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF, STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® Bitcoin Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(24) Twenty-Fifth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF, Defiance Daily Target 2X Short LLY ETF), previously filed with Post-Effective Amendment No. 336 on Form N-1A on March 31, 2025 and is incorporated herein by reference.
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(25) Twenty-Sixth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Return Stacked® U.S. Stocks & Gold/Bitcoin ETF, Defiance Trillion Dollar Club Index ETF, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, Defiance Daily Target 2X Long UBER ETF, Hilton BDC Corporate Bond ETF, and Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
(26) Twenty-Seventh Amendment to the Fund Accounting Servicing Agreement (adding Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF, Defiance Nasdaq 100 Double Short Hedged ETF and YieldMax® Bitcoin Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(27) Twenty-Eighth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF, Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF, Defiance Leveraged Long + Income TSLA ETF, YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF, and YieldMax® UBER Option Income Strategy ETF) – previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
(28) Twenty-Ninth Amendment to the Fund Accounting Servicing Agreement (adding YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, YieldMax® GLXY Option Income Strategy ETF, Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF, Defiance Leveraged Long + Income Bitcoin ETF, and YieldMax® U.S Stocks Target Double Distribution ETF), previously filed with Post-Effective Amendment No. 421 on Form N-1A on September 8, 2025 and is incorporated herein by reference.
(29) Thirtieth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF, Defiance Daily Target 2X Long ZETA ETF, Defiance U.S. Dividend Equity Paid Weekly ETF, Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF, Defiance Daily Target 2X Long QS ETF, Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF and Defiance Daily Target 2X Long MRNA ETF), previously filed with Post-Effective Amendment No. 446 on Form N-1A on October 17, 2025 and is incorporated herein by reference.
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(30) Thirty-First Amendment to the Fund Accounting Servicing Agreement (adding Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF, Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, CoreValues America First Technology Index ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, Defiance Daily Target 2X Short UNH ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF), previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(31) Thirty-Second Amendment to the Fund Accounting Servicing Agreement (adding Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF, Quantify 2X Daily AltAlt Season Crypto ETF, YieldMax® Hundred Club ETFs, IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ 1.5x Bitcoin & Bitcoin Treasury mNAV Harvester ETF, IncomeQ 1.5x Crypto & Crypto Treasury mNAV Harvester ETF, Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, Defiance Daily Target 2X Short UPST ETF, Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, Defiance Daily Target 2X Long PL ETF, Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF, Defiance Daily Target 2X Long ZIM ETF and Defiance Long Pure Quantum ETF), previously filed with Post-Effective Amendment No. 502 on Form N-1A on December 23, 2025 and is incorporated herein by reference.
(32) Thirty-Third Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long WLTH ETF) – to be filed by amendment.
(33) Thirty-Fourth Amendment to the Fund Accounting Servicing Agreement (adding Defiance 2X DailyShort Pure Quantum Computing Index ETF) – to be filed by amendment.
(34) Thirty-Fifth Amendment to the Fund Accounting Servicing Agreement (adding Defiance 2X Daily Long Pure Drone and Aerial Automation ETF) – to be filed by amendment.
(35) Thirty-Sixth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF and Defiance Daily Target 2X Long AMKR ETF) - to be filed by amendment.
(36) Thirty-Seventh Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Short RKT ETF) - to be filed by amendment.
(37) Thirty-Eighth Amendment to the Fund Accounting Servicing Agreement (adding Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF and Nicholas Defense and Rare Earth Income ETF) - to be filed by amendment.
(38) Thirty-Ninth Amendment to the Fund Accounting Servicing Agreement (adding Chesapeake Trend-Following Fixed Income ETF ) - to be filed by amendment.
(39) Fortieth Amendment to the Fund Accounting Servicing Agreement (adding Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, and Defiance XRP LightningSpread™ Income ETF) - to be filed by amendment.
(40) Forty-First Amendment to the Fund Accounting Servicing Agreement (adding YieldMax® Top Ten ETFs) - to be filed by amendment.
(41) Forty-Second Amendment to the Fund Accounting Servicing Agreement (adding Nicholas Bitcoin and Treasuries AfterDark ETF and Nicholas Bitcoin Tail ETF) - to be filed by amendment.
(42) Forty-Third Amendment to the Fund Accounting Servicing Agreement (adding YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF and YieldMax® RoboTech & Automation Portfolio Option Income ETF) - to be filed by amendment.
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(43) Forty-Fourth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
(v)	Semi-Transparent ETF Trust Fund Accounting Servicing Agreement, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(vi)	Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Transfer Agent Agreement (adding YieldMax® AAPL Option Income ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, YieldMax® TSLA Option Income Strategy ETF, YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, and YieldMax® TLT Option Income Strategy ETF, and Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(2) Third Amendment to the Transfer Agent Agreement (adding Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 318 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(3) Fourth Amendment to the Transfer Agent Agreement (adding Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(4) Fifth Amendment to the Transfer Agent Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(5) Sixth Amendment to the Transfer Agent Agreement (adding DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(6) Seventh Amendment to the Transfer Agent Agreement (adding Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Eighth Amendment to the Transfer Agent Agreement (adding Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 83 on Form N-1A on May 2, 2023 and is incorporated herein by reference.
(8) Ninth Amendment to the Transfer Agent Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(9) Tenth Amendment to the Transfer Agent Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax® MSTR Option Income Strategy ETF, YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(10) Eleventh Amendment to the Transfer Agent Agreement (adding Defiance Nasdaq 100 Weekly Distribution ETF, Defiance S&P 500 Weekly Distribution ETF and Defiance R2000 Weekly Distribution ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(11) Twelfth Amendment to the Transfer Agent Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(12) Thirteenth Amendment to the Transfer Agent Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(13) Fourteenth Amendment to the Transfer Agent Agreement (adding YieldMax® Universe Fund of Option Income ETFs, YieldMax® Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
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(14) Fifteenth Amendment to the Transfer Agent Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMax® Ultra Option Income Strategy ETF and YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(15) Sixteenth Amendment to the Transfer Agent Agreement (adding YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF, YieldMax® AAPL Short Option Income Strategy ETF, YieldMax® N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(16) Seventeenth Amendment to the Transfer Agent Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(17) Eighteenth Amendment to the Transfer Agent Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise Core Equity & Innovation ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(18) Nineteenth Amendment to the Transfer Agent Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2x Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(19) Twentieth Amendment to the Transfer Agent Agreement (adding Nicholas Global Equity and Income ETF, YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(20) Twenty-First Amendment to the Transfer Agent Agreement (adding YieldMax® Ether Option Income Strategy ETF, STKd 100% Bitcoin & 100% Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 261 on Form N-1A on September 18, 2024, and is incorporated herein by reference.
(21) Twenty-Second Amendment to the Transfer Agent Agreement (adding YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF, YieldMax® Target 12™ Big 50 Option Income ETF, YieldMax® Dorsey Wright Hybrid 5 Income ETF, YieldMax® Dorsey Wright Featured 5 Income ETF, YieldMax® AI & Tech Portfolio Option Income ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF, YieldMax® Biotech & Pharma Portfolio Option Income ETF, YieldMax® Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
(22) Twenty-Third Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long GOLD ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 3X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF, YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
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(23) Twenty-Fourth Amendment to the Transfer Agent Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF, STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® Bitcoin Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(24) Twenty-Fifth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF), previously filed with Post-Effective Amendment No. 336 on Form N-1A on March 31, 2025 and is incorporated herein by reference.
(25) Twenty-Sixth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long DJT ETF, Defiance Daily Target 2X Long RDDT ETF, Return Stacked® U.S. Stocks & Gold/Bitcoin ETF, Defiance Trillion Dollar Club Index ETF, Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, Defiance Russell 2000 LightningSpread™ Income ETF, YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF, Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF, Defiance Daily Target 2X Short RKLB ETF, Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, Defiance Daily Target 2X Long UBER ETF, Hilton BDC Corporate Bond ETF, and Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference.
(26) Twenty-Seventh Amendment to the Transfer Agent Agreement (adding Defiance 2X Daily Long Pure Quantum ETF, Defiance MAGA Seven ETF, Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF, Defiance Daily Target 2X Short QBTS ETF, Defiance Nasdaq 100 Double Short Hedged ETF and YieldMax® Bitcoin Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(27) Twenty-Eighth Amendment to the Transfer Agent Agreement (adding Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF, Defiance Enhanced Long Vol ETF, Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF, Defiance Leveraged Long + Income TSLA ETF, YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF, and YieldMax® UBER Option Income Strategy ETF) – previously filed with Post-Effective Amendment No. 391 on Form N-1A on August 4, 2025 and is incorporated herein by reference.
(28) Twenty-Ninth Amendment to the Transfer Agent Agreement (adding YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, and YieldMax® GLXY Option Income Strategy ETF, Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF and Defiance Leveraged Long + Income Bitcoin ETF, and YieldMax® U.S Stocks Target Double Distribution ETF), previously filed with Post-Effective Amendment No. 421 on Form N-1A on September 8, 2025 and is incorporated herein by reference..
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(29) Thirtieth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF and Defiance Daily Target 2X Long ZETA ETF, Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF, Defiance Daily Target 2X Long MRNA ETF, Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long MP ETF, Defiance Daily Target 2X Long QS ETF and Defiance U.S. Dividend Equity Paid Weekly ETF), previously filed with Post-Effective Amendment No. 446 on Form N-1A on October 17, 2025 and is incorporated herein by reference.
(30) Thirty-First Amendment to the Transfer Agent Agreement (adding Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF, Defiance Leveraged Long EOSE ETF, Defiance Leveraged Long + Income BMNR ETF, Defiance Leveraged Long + Income SOFI ETF, Defiance Leveraged Long + Income XRP ETF, Defiance Leveraged Long + Income SOL ETF, CoreValues America First Technology Index ETF, Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF, Defiance Daily Target 2X Long BMNR ETF, Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, Defiance Daily Target 2X Short UNH ETF, Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, Defiance Leveraged Long RUM ETF, Defiance QTUM Options Income ETF, Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF), previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
(31) Thirty-Second Amendment to the Transfer Agent Agreement (adding Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF, Quantify 2X Daily AltAlt Season Crypto ETF, YieldMax® Hundred Club ETFs, IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ 1.5x Bitcoin & Bitcoin Treasury mNAV Harvester ETF, IncomeQ 1.5x Crypto & Crypto Treasury mNAV Harvester ETF, Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, Defiance Daily Target 2X Short UPST ETF, Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, Defiance Daily Target 2X Long PL ETF, Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF, Defiance Daily Target 2X Long ZIM ETF and Defiance Long Pure Quantum ETF), previously filed with Post-Effective Amendment No. 502 on Form N-1A on December 23, 2025 and is incorporated herein by reference.
(32) Thirty-Third Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long WLTH ETF) – to be filed by amendment.
(33) Thirty-Fourth Amendment to the Transfer Agent Agreement (adding Defiance 2X Daily Short Pure Quantum Computing Index ETF) – to be filed by amendment.
(34) Thirty-Fifth Amendment to the Transfer Agent Agreement (adding Defiance 2X Daily Long Pure Drone and Aerial Automation ETF) – to be filed by amendment.
(35) Thirty-Sixth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF and Defiance Daily Target 2X Long AMKR ETF) – to be filed by amendment.
(36) Thirty-Seventh Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Short RKT ETF) – to be filed by amendment.
(37) Thirty-Eighth Amendment to the Transfer Agent Agreement (adding Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF and Nicholas Defense and Rare Earth Income ETF) – to be filed by amendment.
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(38) Thirty-Ninth Amendment to the Transfer Agent Agreement (adding Chesapeake Trend-Following Fixed Income ETF) - to be filed by amendment.
(39) Fortieth Amendment to the Transfer Agent Agreement (adding Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, and Defiance XRP LightningSpread™ Income ETF) - to be filed by amendment.
(40) Forty-First Amendment to the Transfer Agent Agreement (adding Nicholas Bitcoin and Treasuries AfterDark ETF and Nicholas Bitcoin Tail ETF) - to be filed by amendment.
(41) Forty-Second Amendment to the Transfer Agent Agreement (adding YieldMax® Top Ten ETFs ) - to be filed by amendment.
(42) Forty-Third Amendment to the Transfer Agent Agreement (adding YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF and YieldMax® RoboTech & Automation Portfolio Option Income ETF) - to be filed by amendment.
(43) Forty-Fourth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
(vii)	Semi-Transparent ETF Transfer Agent Servicing Agreement, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(viii)	Powers of Attorney, previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023, is hereby incorporated by reference.
(ix)	Futures Trading Advisory Agreement between Toroso Investments, LLC and ReSolve Asset Management SEZC (Cayman) (for the Return Stacked® Bonds & Managed Futures ETF and Return Stacked® U.S. Stocks & Managed Futures ETF), previously filed with Post-Effective Amendment No. 131 on Form N-1A on October 25, 2023 and is incorporated herein by reference.
(i) First Amendment to the Futures Trading Advisory Agreement between Tidal Investment LLC and ReSolve Asset Management SEZC (Cayman) (for the Return Stacked® Bonds & Futures Yield ETF and Return Stacked® U.S. Equity & Futures Yield ETF), previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
(ii) Second Amendment to the Futures Trading Advisory Agreement between Tidal Investments LLC and ReSolve Asset Management SEZC (Cayman) (for the Return Stacked® U.S. Stocks & Gold/Bitcoin ETF) – previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference
(x)	Futures Trading Advisory Agreement between Toroso Investments, LLC and Chesapeake Capital Corporation (for the Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 103 on Form N-1A on June 30, 2023 and is incorporated herein by reference.
(xi)	Futures Trading Advisory Agreement between Tidal Investments LLC and Chesapeake Capital Corporation (for the Cambria Chesapeake Pure Trend ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(xii)	Form of ETF Support Agreement by and among Toroso Investments, LLC, Tidal ETF Services, LLC, and one or more fund sponsor(s), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xiii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of each series of the Trust) and various Aberdeen trusts (on behalf of each series), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xiv)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust and various BlackRock and iShares trusts (on behalf of each series), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xv)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Direxion Shares ETF Trust (on behalf of certain series of the Trust), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(i) Amendment to Rule 12d1-4 Excluded Series (Funds) of the Direxion Shares ETF Trust, previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
(xvi)	Amended and Restated Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Fidelity Merrimack Street Trust, Fidelity Covington Trust, Fidelity Commonwealth Trust and Fidelity Greenwood Trust (on behalf of certain series of the Trust), previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
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(xvii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of each series of the Trust) and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xviii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and PIMCO ETF Trust and PIMCO Equity Series (on behalf of certain series of the Trust), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xix)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and ProShares Trust, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xx)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and The Select Sector SPDR Trust, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xxi)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and SPDR Series Trust, SPDR Index Shares Funds, and SSGA Active Trust, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xxii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of each series of the Trust) and VanEck ETF (on behalf of certain series), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xxiii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Vanguard Funds (on behalf of certain series), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xxiv)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Cambria ETF Trust (on behalf of certain series), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023and is incorporated herein by reference.
(1) Amendment to Rule 12d1-4 Fund of Funds Investment Agreement, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(xxv)	Fee Waiver Agreement between the Trust (on behalf of the DGA Core Plus Absolute Return ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 281 on Form N-1A on November 22, 2024 and is incorporated herein by reference.
(xxvi)	Fee Waiver Agreement between the Trust (on behalf of the CoreValues Alpha Greater China Growth ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
(xxvii)	Fee Waiver Agreement between the Trust (on behalf of the Peerless Option Income Wheel ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 386 on Form N-1A on July 25, 2025, and is incorporated herein by reference.
(xxviii)	Fee Waiver Agreement between the Trust (on behalf of the YieldMax® Ultra Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(xxix)	Fee Waiver Agreement between the Trust (on behalf of the Quantify Absolute Income ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 375 on Form N-1A on July 3, 2025, and is incorporated herein by reference.
(xxx)	Fee Waiver Agreement between the Trust (on behalf of the YieldMax® Ultra Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 311 on Form N-1A on February 13, 2025, and is incorporated herein by reference.
(xxxi)	Fee Waiver Agreement between the Trust (on behalf of the Defiance Leveraged Long + Income MSTR ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
(xxxii)	Fee Waiver Agreement between the Trust (on behalf of the Return Stacked Global Stocks & Bonds ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 375 on Form N-1A on July 3, 2025, and is incorporated herein by reference.
(xxxiii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and EA Series Trust – previously filed with Post-Effective Amendment No. 383 on Form N-1A on July 23, 2025, and is incorporated herein by reference.
(xxxiv)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Listed Funds Trust, previously filed with Post-Effective Amendment No. 446 on Form N-1A on October 17, 2025 and is incorporated herein by reference.
(xxxv)	Fee Waiver Agreement between the Trust (on behalf of Quantify 2X Daily Alt Season Crypto ETF) – filed herewith.

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	(xxxvi)	Fee Waiver Agreement between the Trust (on behalf of IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF and IncomeQ 1.5x Bitcoin & Bitcoin Treasury mNAV Harvester ETF) – to be filed by amendment.
(i)	(i)	Opinion and Consent of Counsel (for the Carbon Collective Climate Solutions U.S. Equity ETF), previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(ii)	Opinion and Consent of Counsel (for the YieldMax® AAPL Option Income Strategy ETF, YieldMax® AMZN Option Income Strategy ETF, YieldMax® BRK.B Option Income Strategy ETF, YieldMax® COIN Option Income Strategy ETF, YieldMax® META Option Income Strategy ETF, YieldMax® GOOG Option Income Strategy ETF, YieldMax® NFLX Option Income Strategy ETF, YieldMax® NVDA Option Income Strategy ETF, YieldMax® XYZ Option Income Strategy ETF, and YieldMax® TSLA Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 32 on Form N-1A on November 21, 2022 and is incorporated herein by reference.
	(iii)	Opinion and Consent of Counsel (for the YieldMax® ARKK Option Income Strategy ETF, YieldMax® KWEB Option Income Strategy ETF, YieldMax® GDX Option Income Strategy ETF, YieldMax® XBI Option Income Strategy ETF, and YieldMax® TLT Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 33 on Form N-1A on November 21, 2022 and is incorporated herein by reference.
	(iv)	Opinion and Consent of Counsel (for the Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
	(v)	Opinion and Consent of Counsel (for the Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
	(vi)	Opinion and Consent of Counsel (for the Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
	(vii)	Opinion and Consent of Counsel (for the Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
	(viii)	Opinion and Consent of Counsel (for the Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(ix)	Opinion and Consent of Counsel (for the DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 79 on April 14, 2023.
	(x)	Opinion and Consent of Counsel (for the Veridien Climate Action ETF), previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
	(xi)	Opinion and Consent of Counsel (for the Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 88 on Form N-1A on May 12, 2023 and is incorporated herein by reference.
	(xii)	Opinion and Consent of Counsel (for the Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
	(xiii)	Opinion and Consent of Counsel (for the Cboe Validus S&P 500 Dynamic PutWrite Index ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
	(xiv)	Opinion and Consent of Counsel (for the Grizzle Growth ETF), previously filed with Post-Effective Amendment No. 109 on Form N-1A on August 7, 2023 and is incorporated herein by reference.
	(xv)	Opinion and Consent of Counsel (for Psychedelics Companies), previously filed with Post-Effective Amendment No. 479 on Form N-1A on November 24, 2025 and is incorporated herein by reference.
	(xvi)	Opinion and Consent of Counsel (for the YieldMax® ABNB Option Income Strategy ETF, YieldMax® AMD Option Income Strategy ETF, YieldMax® MRNA Option Income Strategy ETF, YieldMax® PYPL Option Income Strategy ETF, YieldMax® DIS Option Income Strategy ETF, YieldMax® JPM Option Income Strategy ETF, YieldMax® MSFT Option Income Strategy ETF, and YieldMax® XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 111 on Form N-1A on August 14, 2023 and is incorporated herein by reference.
	(xvii)	Opinion and Consent of Counsel (for the CoreValues Alpha Greater China Growth ETF), previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
	(xviii)	Opinion and Consent of Counsel (for the Defiance S&P 500 Weekly Distribution ETF (f/k/a Defiance Nasdaq 100 Enhanced Options Income ETF), Defiance S&P 500 Weekly Distribution ETF (f/ka Defiance S&P 500 Enhanced Options Income ETF) and Defiance R2000 Weekly Distribution ETF (Defiance R2000 Enhanced Options Income ETF)), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
	(xix)	Opinion and Consent of Counsel (for the Return Stacked® U.S. Stocks & Managed Futures ETF), previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
	(xx)	Opinion and Consent of Counsel (for the YieldMax® ADBE Option Income Strategy ETF, YieldMax® AI Option Income Strategy ETF, YieldMax® BA Option Income Strategy ETF, YieldMax® BIIB Option Income Strategy ETF, YieldMax® INTC Option Income Strategy ETF, YieldMax® NKE Option Income Strategy ETF, YieldMax® ORCL Option Income Strategy ETF, YieldMax® ROKU Option Income Strategy ETF, YieldMax® SNOW Option Income Strategy ETF, YieldMax® TGT Option Income Strategy ETF and YieldMax® ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
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(xxi)	Opinion and Consent of Counsel (for the Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(xxii)	Opinion and Consent of Counsel (for the Quantify Absolute Income ETF), previously filed with Post-Effective Amendment No. 197 on Form N-1A on April 5, 2024 and is incorporated herein by reference.
(xxiii)	Opinion and Consent of Counsel (for the YieldMax® Universe Fund of Option Income ETFs and YieldMax® Magnificent 7 Fund of Option Income ETFs), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(xxiv)	Opinion and Consent of Counsel (for the Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 155 on Form N-1A on January 23, 2024 and is incorporated herein by reference.
(xxv)	Opinion and Consent of Counsel (for the iREIT - MarketVector Quality REIT Index ETF), previously filed with Post-Effective Amendment No. 181 on Form N-1A on February 29, 2024 and is incorporated herein by reference.
(xxvi)	Opinion and Consent of Counsel (for the Defiance Developed Markets Enhanced Options Income ETF and Defiance Emerging Markets Enhanced Options Income ETF), previously filed with Post-Effective Amendment No. 165 on Form N-1A on February 1, 2024 and is incorporated herein by reference.
(xxvii)	Opinion and Consent of Counsel (for YieldMax® Ultra Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(xxviii)	Opinion and Consent of Counsel (for YieldMax® MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 172 on Form N-1A on February 20, 2024 and is incorporated herein by reference.
(xxix)	Opinion and Consent of Counsel (for the Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 196 on Form N-1A on April 2, 2024 and is incorporated herein by reference.
(xxx)	Opinion and Consent of Counsel (for the Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF and Defiance R2000 Target Income ETF), previously filed with Post-Effective Amendment No. 177 on Form N-1A on February 28, 2024 and is incorporated herein by reference.
(xxxi)	Opinion and Consent of Counsel (for the YieldMax® TSLA Short Option Income Strategy ETF, YieldMax® Innovation Short Option Income Strategy ETF, YieldMax® NVDA Short Option Income Strategy ETF, YieldMax® COIN Short Option Income Strategy ETF and YieldMax® AAPL Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(xxxii)	Opinion and Consent of Counsel (for the YieldMax® N100 Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 183 on Form N-1A on March 5, 2024 and is incorporated herein by reference.
(xxxiii)	Opinion and Consent of Counsel (for the Even Herd Long Short ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(xxxiv)	Opinion and Consent of Counsel (for the Peerless Option Wheel ETF), previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
(xxxv)	Opinion and Consent of Counsel (for the YieldMax® Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 203 on Form N-1A on April 17, 2024 and is incorporated herein by reference.
(xxxvi)	Opinion and Consent of Counsel (for the Return Stacked® Bonds & Futures Yield ETF and Return Stacked® U.S. Stocks & Futures Yield ETF), previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
(xxxvii)	Opinion and Consent of Counsel (for the Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, and Defiance Treasury Enhanced Options Income ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(xxxviii)	Opinion and Consent of Counsel (for the Clockwise Core Equity & Innovation ETF), previously filed with Post-Effective Amendment No. 224 on Form N-1A on June 11, 2024 and is incorporated herein by reference.
(xxxix)	Opinion and Consent of Counsel (for the Cambria Chesapeake Pure Trend ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(xl)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long Cooper ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 297 on Form N-1A on December 30, 2024 and is incorporated herein by reference.
(xli)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long PANW ETF and Defiance Daily Target 2X Long SMCI ETF), previously filed with Post-Effective Amendment No. 222 on Form N-1A on June 4, 2024 and is incorporated herein by reference.
(xlii)	Opinion and Consent of Counsel (for the Defiance Daily Target 1.5X Short MSTR ETF) previously filed with Post-Effective Amendment No. 225 on Form N-1A on June 17, 2024 and is incorporated herein by reference.
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(xliii)	Opinion and Consent of Counsel (for the YieldMax® BABA Option Income Strategy ETF, YieldMax® CVNA Option Income Strategy ETF, YieldMax® DKNG Option Income Strategy ETF, YieldMax® HOOD Option Income Strategy ETF, YieldMax® JD Option Income Strategy ETF, YieldMax® MARA Option Income Strategy ETF, YieldMax® PDD Option Income Strategy ETF, YieldMax® PLTR Option Income Strategy ETF, YieldMax® RBLX Option Income Strategy ETF, YieldMax® SHOP Option Income Strategy ETF, YieldMax® SMCI Option Income Strategy ETF, and YieldMax® TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 241 on Form N-1A on July 30, 2024, and is incorporated herein by reference.
(xliv)	Opinion and Consent of Counsel (for the YieldMax® Ether Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 259 on Form N-1A on September 9, 2024, and is incorporated herein by reference.
(xlv)	Opinion and Consent of Counsel (for the STKd 100% Bitcoin & 100% Gold ETF (f/k/a STKD Bitcoin & Gold ETF), previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
(xlvi)	Opinion and Consent of Counsel (for the YieldMax® Target 12™ Semiconductor Option Income ETF, YieldMax® Target 12™ Biotech & Pharma Option Income ETF, YieldMax® Target 12™ Energy Option Income ETF, YieldMax® Target 12™ Real Estate Option Income ETF, YieldMax® Target 12™ Tech & Innovation Option Income ETF and YieldMax® Target 12™ Big 50 Option Income ETF), previously filed with Post-Effective Amendment No. 277 on Form N-1A on November 8, 2024 and is incorporated herein by reference.
(xlvii)	Opinion and Consent of Counsel (for the Nicholas Global Equity and Income ETF), previously filed with Post-Effective Amendment No. 238 on Form N-1A on July 23, 2024 and is incorporated herein by reference.
(xlviii)	Opinion and Consent of Counsel (for the Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 266 on Form N-1A on October 11, 2024 and is incorporated herein by reference.
(xlix)	Opinion and Consent of Counsel (for the YieldMax® Dorsey Wright Hybrid 5 Income ETF, and YieldMax® Dorsey Wright Featured 5 Income ETF), previously filed with Post-Effective Amendment No. 288 on Form N-1A on December 10, 2024 and is incorporated herein by reference.
(l)	Opinion and Consent of Counsel (for the YieldMax® AI & Tech Portfolio Option Income Portfolio ETF, YieldMax® Crypto Industry & Tech Portfolio Option Income ETF, YieldMax® China Portfolio Option Income ETF, YieldMax® Semiconductor Portfolio Option Income ETF and YieldMax® Biotech & Pharma Portfolio Option Income ETF), previously filed with Post-Effective Amendment No. 286 on Form N-1A on December 2, 2024 and is incorporated herein by reference.
(li)	Opinion and Consent of Counsel (for the YieldMax® Ultra Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 311 on Form N-1A on February 13, 2025, and is incorporated herein by reference.
(lii)	Opinion and Consent of Counsel (for the Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 291 on Form N-1A on December 16, 2024 and is incorporated herein by reference.
(liii)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long GOLD ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF and Defiance Daily Target 2X Long DKNG ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(liv)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long Pure Quantum ETF, Defiance Hot Sauce Daily 3X Strategy ETF and Defiance MAGA Seven ETF) – previously filed with Post-Effective Amendment No. 376 on Form N-1A on July 9, 2025 and is incorporated herein by reference.
(lv)	Opinion and Consent of Counsel (for the YieldMax® Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax® S&P 500 0DTE Covered Call Strategy ETF, and YieldMax® R2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 307 on Form N-1A on February 4, 2025 and is incorporated herein by reference.
(lvi)	Opinion and Consent of Counsel (for the Defiance AI & Power Infrastructure ETF), previously filed with Post-Effective Amendment No. 309 on Form N-1A on February 7, 2025 and is incorporated herein by reference.
(lvii)	Opinion and Consent of Counsel (for the STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF and STKd 100% META & 100% AMZN ETF), previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(lviii)	Opinion and Consent of Counsel (for the YieldMax® MSTR Short Option Income Strategy ETF, YieldMax® AMD Short Option Income Strategy ETF, YieldMax® AMZN Short Option Income Strategy ETF, YieldMax® MARA Short Option Income Strategy ETF, YieldMax® BITCOIN Short Option Income Strategy ETF, YieldMax® META Short Option Income Strategy ETF and YieldMax® SMCI Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 329 on Form N-1A on March 21, 2025 and is incorporated herein by reference.
(lix)	Opinion and Consent of Counsel (for the Defiance Leveraged Long MSTR ETF and Defiance Leveraged Long + Income MSTR ETF), previously filed with Post-Effective Amendment No. 330 on Form N-1A on March 21, 2025 and is incorporated herein by reference.
C-41

(lx)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF and Defiance Daily Target 2X Long RGTI ETF), previously filed with Post-Effective Amendment No. 327 on Form N-1A on March 11, 2025 and is incorporated herein by reference.
(lxi)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF), previously filed with Post-Effective Amendment No. 336 on Form N-1A on March 31, 2025 and is incorporated herein by reference.
(lxii)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long DJT ETF and Defiance Daily Target 2X Long RDDT ETF), previously filed with Post-Effective Amendment No. 339 on Form N-1A on April 8, 2025 and is incorporated herein by reference.
(lxiii)	Opinion and Consent of Counsel (for the Return Stacked® U.S. Stocks & Gold/Bitcoin ETF), previously filed with Post-Effective Amendment No. 342 on Form N-1A on April 25, 2025 and is incorporated herein by reference
(lxiv)	Opinion and Consent of Counsel (for the Defiance Trillion Dollar Club Index ETF), previously filed with Post-Effective Amendment No. 345 on Form N-1A on April 30, 2025 and is incorporated herein by reference.
(lxv)	Opinion and Consent of Counsel (for the Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, and Defiance Russell 2000 LightningSpread™ Income ETF), previously filed with Post-Effective Amendment No. 351 on Form N-1A on May 23, 2025 and is incorporated herein by reference.
(lxvi)	Opinion and Consent of Counsel (for the YieldMax® AI Performance & Distribution Target 25™ ETF, YieldMax® AMD Performance & Distribution Target 25™ ETF, YieldMax® AMZN Performance & Distribution Target 25™ ETF, YieldMax® COIN Performance & Distribution Target 25™ ETF, YieldMax® MARA Performance & Distribution Target 25™ ETF, YieldMax® MSTR Performance & Distribution Target 25™ ETF, YieldMax® NVDA Performance & Distribution Target 25™ ETF, YieldMax® PLTR Performance & Distribution Target 25™ ETF, YieldMax® SMCI Performance & Distribution Target 25™ ETF and YieldMax® TSLA Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 436 on Form N-1A on October 3, 2025 and is incorporated herein by reference.
(lxvii)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Short CVNA ETF, Defiance Daily Target 2X Short IONQ ETF, Defiance Daily Target 2X Short PLTR ETF and Defiance Daily Target 2X Short RKLB ETF), previously filed with Post-Effective Amendment No. 348 on Form N-1A on May 13, 2025 and is incorporated herein by reference.
(lxviii)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long ANET ETF, Defiance Daily Target 2X Long ARM ETF, Defiance Daily Target 2X Long PM ETF, and Defiance Daily Target 2X Long UBER ETF) – previously filed with Post-Effective Amendment No. 349 on Form N-1A on May 16, 2025 and is incorporated herein by reference.
(lxix)	Opinion and Consent of Counsel (for the Hilton BDC Corporate Bond ETF), previously filed with Post-Effective Amendment No. 356 on Form N-1A on June 2, 2025 and is incorporated herein by reference.
(lxx)	Opinion and Consent of Counsel (for YieldMax® Bitcoin Performance & Distribution Target 25™ ETF), previously filed with Post-Effective Amendment No. 443 on Form N-1A on October 10, 2025 and is incorporated herein by reference.
(lxxi)	Opinion and Consent of Counsel (for the Nicholas Crypto Income ETF), previously filed with Post-Effective Amendment No. 363 on Form N-1A on June 10, 2025 and is incorporated herein by reference.
(lxxii)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long OKLO ETF, Defiance Daily Target 2X Long QBTS ETF, Defiance Daily Target 2X Short RGTI ETF and Defiance Daily Target 2X Short QBTS ETF), previously filed with Post-Effective Amendment No. 366 on Form N-1A on June 17, 2025 and is incorporated herein by reference.
(lxxiii)	Opinion and Consent of Counsel (for the Defiance Nasdaq 100 Double Short Hedged ETF), previously filed with Post-Effective Amendment No. 372 on Form N-1A on June 27, 2025 and is incorporated herein by reference.
(lxxiv)	Opinion and Consent of Counsel (for the Defiance Vol Carry Hedged ETF, Defiance Enhanced Short Vol ETF and Defiance Enhanced Long Vol ETF), previously filed with Post-Effective Amendment No. 382 on Form N-1A on July 15, 2025, is hereby incorporated by reference.
(lxxv)	Opinion and Consent of Counsel (for the Defiance Leveraged Long + Income AAPL ETF, Defiance Leveraged Long + Income AMD ETF, Defiance Leveraged Long + Income AMZN ETF, Defiance Leveraged Long + Income BRK.B ETF, Defiance Leveraged Long + Income COIN ETF, Defiance Leveraged Long + Income GOOG ETF, Defiance Leveraged Long + Income HIMS ETF, Defiance Leveraged Long + Income HOOD ETF, Defiance Leveraged Long + Income META ETF, Defiance Leveraged Long + Income NFLX ETF, Defiance Leveraged Long + Income NVDA ETF, Defiance Leveraged Long + Income PLTR ETF, Defiance Leveraged Long + Income SMCI ETF, and Defiance Leveraged Long + Income TSLA ETF), previously filed with Post-Effective Amendment No. 399 on Form N-1A on August 15, 2025, is hereby incorporated by reference.
(lxxvi)	Opinion and Consent of Counsel (for the YieldMax® AFRM Option Income Strategy ETF, YieldMax® APP Option Income Strategy ETF, YieldMax® ARM Option Income Strategy ETF, YieldMax® AVGO Option Income Strategy ETF, YieldMax® CRWD Option Income Strategy ETF, YieldMax® GME Option Income Strategy ETF, YieldMax® HIMS Option Income Strategy ETF, YieldMax® IONQ Option Income Strategy ETF, YieldMax® LLY Option Income Strategy ETF, YieldMax® RDDT Option Income Strategy ETF, YieldMax® SPOT Option Income Strategy ETF and YieldMax® UBER Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 413 on Form N-1A on August 26, 2025, is hereby incorporated by reference.
C-42

	(lxxvii)	Opinion and Consent of Counsel (for YieldMax® CRCL Option Income Strategy ETF, YieldMax® CRWV Option Income Strategy ETF, and YieldMax® GLXY Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 421 on Form N-1A on September 8, 2025 and is incorporated herein by reference.
	(lxxviii)	Opinion and Consent of Counsel (for the Defiance Leveraged Long + Income CRCL ETF, Defiance Leveraged Long + Income CRWV ETF, Defiance Leveraged Long + Income GLXY ETF, Defiance Leveraged Long + Income Magnificent Seven ETF, Defiance Leveraged Long + Income Nasdaq 100 ETF, Defiance Leveraged Long + Income S&P 500 ETF, Defiance Leveraged Long + Income Ethereum ETF and Defiance Leveraged Long + Income Bitcoin ETF), previously filed with Post-Effective Amendment No. 423 on Form N-1A on September 9, 2025 and is incorporated herein by reference.
	(lxxix)	Opinion and Consent of Counsel (for YieldMax® U.S Stocks Target Double Distribution ETF) – previously filed with Post-Effective Amendment No. 483 on Form N-1A on November 26, 2025 and is incorporated herein by reference.
	(lxxx)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long ALAB ETF, Defiance Daily Target 2X Long APLD ETF, Defiance Daily Target 2X Long AVAV ETF, Defiance Daily Target 2X Long JOBY ETF, Defiance Daily Target 2X Long KTOS ETF, Defiance Daily Target 2X Long LMND ETF, Defiance Daily Target 2X Long NBIS ETF, Defiance Daily Target 2X Long NVTS ETF, Defiance Daily Target 2X Long OSCR ETF, Defiance Daily Target 2X Long PONY ETF, Defiance Daily Target 2X Long RCAT ETF, Defiance Daily Target 2X Long RBRK ETF and Defiance Daily Target 2X Long ZETA ETF), previously filed with Post-Effective Amendment No. 477 on Form N-1A on November 24, 2025 and is incorporated herein by reference.
	(lxxxi)	Opinion and Consent of Counsel (for Defiance U.S. Dividend Equity Paid Weekly ETF), previously filed with Post-Effective Amendment No. 496 on Form N-1A on December 19, 2025 and is incorporated herein by reference.
	(lxxxii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long ET ETF, Defiance Daily Target 2X Long IREN ETF, Defiance Daily Target 2X Long FIG ETF, Defiance Daily Target 2X Long MP ETF and Defiance Daily Target 2X Long QS ETF), previously filed with Post-Effective Amendment No. 446 on Form N-1A on October 17, 2025 and is incorporated herein by reference.
	(lxxxiii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long AEO ETF, Defiance Daily Target 2X Long BLSH ETF, Defiance Daily Target 2X Long DASH ETF and Defiance Daily Target 2X Long MRNA ETF), previously filed with Post-Effective Amendment No. 455 on Form N-1A on October 27, 2025 and is incorporated herein by reference.
	(lxxxiv)	Opinion and Consent of Counsel (for Defiance Leveraged Long BEAM ETF, Defiance Leveraged Long SBET ETF, Defiance Leveraged Long OPEN ETF and Defiance Leveraged Long EOSE ETF) – previously filed with Post-Effective Amendment No. 457 on Form N-1A on October 29, 2025 and is incorporated herein by reference.
	(lxxxv)	Opinion and Consent of Counsel (for Defiance Leveraged Long + Income BMNR ETF and Defiance Leveraged Long + Income SOFI ETF) – – previously filed with Post-Effective Amendment No. 460 on Form N-1A on October 31, 2025 and is incorporated herein by reference.
.	(lxxxvi)	Opinion and Consent of Counsel (for Defiance Leveraged Long + Income XRP ETF and Defiance Leveraged Long + Income SOL ETF), previously filed with Post-Effective Amendment No. 484 on Form N-1A on November 26, 2025 and is incorporated herein by reference.
	(lxxxvii)	Opinion and Consent of Counsel (for CoreValues America First Technology Index ETF), previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
	(lxxxviii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long CHWY ETF, Defiance Daily Target 2X Long CAVA ETF, Defiance Daily Target 2X Long ELF ETF, Defiance Daily Target 2X Long WYNN ETF, Defiance Daily Target 2X Long ESLT ETF and Defiance Daily Target 2X Long BMNR ETF), previously filed with Post-Effective Amendment No. 465 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
	(lxxxix)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Short AMD ETF, Defiance Daily Target 2X Short APP ETF, Defiance Daily Target 2X Short ASTS ETF, Defiance Daily Target 2X Short AVGO ETF, Defiance Daily Target 2X Short BBAI ETF, Defiance Daily Target 2X Short BMNR ETF, Defiance Daily Target 2X Short CRCL ETF, Defiance Daily Target 2X Short HIMS ETF, Defiance Daily Target 2X Short HOOD ETF, Defiance Daily Target 2X Short INTC ETF, Defiance Daily Target 2X Short MRVL ETF, Defiance Daily Target 2X Short MU ETF, Defiance Daily Target 2X Short NVO ETF, Defiance Daily Target 2X Short OKLO ETF, Defiance Daily Target 2X Short OSCR ETF, Defiance Daily Target 2X Short SBET ETF, Defiance Daily Target 2X Short TSM ETF, and Defiance Daily Target 2X Short UNH ETF), previously filed with Post-Effective Amendment No. 464 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
	(xc)	Opinion and Consent of Counsel (for Defiance Leveraged Long DOCN ETF, Defiance Leveraged Long HTZ ETF, Defiance Leveraged Long NEGG ETF, Defiance Leveraged Long NMAX ETF, and Defiance Leveraged Long RUM ETF), previously filed with Post-Effective Amendment No. 469 on Form N-1A on November 18, 2025 and is incorporated herein by reference.
	(xci)	Opinion and Consent of Counsel (for Defiance QTUM Options Income ETF), previously filed with Post-Effective Amendment No. 474 on Form N-1A on November 21, 2025 and is incorporated herein by reference.
C-43

(xcii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long AA ETF, Defiance Daily Target 2X Long CAE ETF, Defiance Daily Target 2X Long CSCO ETF, Defiance Daily Target 2X Long EBAY ETF, Defiance Daily Target 2X Long EXEL ETF, Defiance Daily Target 2X Long IBKR ETF, Defiance Daily Target 2X Long KLAC ETF, Defiance Daily Target 2X Long MPWR ETF, Defiance Daily Target 2X Long PFE ETF, Defiance Daily Target 2X Long SE ETF, Defiance Daily Target 2X Long ERIC ETF and Defiance Daily Target 2X Long UPS ETF), previously filed with Post-Effective Amendment No. 477 on Form N-1A on November 24, 2025 and is incorporated herein by reference.
(xciii)	Opinion and Consent of Counsel (for Quantify 2X Daily All Cap Crypto ETF, Quantify 2X Daily Alt Season Crypto ETF and Quantify 2X Daily AltAlt Season Crypto ETF) - filed herewith.
(xciv)	Opinion and Consent of Counsel (for YieldMax® Hundred Club ETFs) , previously filed with Post-Effective Amendment No. 495 on Form N-1A on December 19, 2025, is hereby incorporated by reference.
(xcv)	Opinion and Consent of Counsel (for IncomeSTKd 1x US Stocks & 1x Bitcoin Premium ETF, IncomeSTKd 1x US Stocks & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Gold Premium ETF, IncomeSTKd 1x Treasury & 1x Gold Premium ETF, IncomeSTKd 1x Bitcoin & 1x Treasury Premium ETF, IncomeSTKd 1x US Stocks & 1x Treasury Premium ETF, IncomeQ 1.5x Bitcoin & Bitcoin Treasury mNAV Harvester ETF, and IncomeQ 1.5x Crypto & Crypto Treasury mNAV Harvester ETF) - to be filed by amendment.
(xcvi)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Short APLD ETF, Defiance Daily Target 2X Short ARM ETF, Defiance Daily Target 2X Short BE ETF, Defiance Daily Target 2X Short BITF ETF, Defiance Daily Target 2X Short CLSK ETF, Defiance Daily Target 2X Short CRWV ETF, Defiance Daily Target 2X Short IREN ETF, Defiance Daily Target 2X Short JOBY ETF, Defiance Daily Target 2X Short NBIS ETF, Defiance Daily Target 2X Short NVTS ETF, Defiance Daily Target 2X Short OPEN ETF, Defiance Daily Target 2X Short ORCL ETF, Defiance Daily Target 2X Short SMR ETF, Defiance Daily Target 2X Short SNOW ETF, and Defiance Daily Target 2X Short UPST ETF) - to be filed by amendment.
(xcvii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long BITF ETF, Defiance Daily Target 2X Long CLS ETF, Defiance Daily Target 2X Long HPQ ETF, Defiance Daily Target 2X Long JMIA ETF, Defiance Daily Target 2X Long LUNR ETF, Defiance Daily Target 2X Long ONDS ETF, Defiance Daily Target 2X Long RKT ETF, Defiance Daily Target 2X Long PGY ETF, and Defiance Daily Target 2X Long PL ETF) - to be filed by amendment.
(xcviii)

Opinion and Consent of Counsel (for Defiance Daily Target 2X Long BE ETF, Defiance Daily Target 2X Long BIIB ETF, Defiance Daily Target 2X Long BTQ ETF, Defiance Daily Target 2X Long ETHM ETF, Defiance Daily Target 2X Long JBLU ETF, Defiance Daily Target 2X Long NOK ETF, Defiance Daily Target 2X Long OXY ETF, Defiance Daily Target 2X Long RMBS ETF, Defiance Daily Target 2X Long VRTX ETF, Defiance Daily Target 2X Long WING ETF and Defiance Daily Target 2X Long ZIM ETF)

- to be filed by amendment.

(xcix)	Opinion and Consent of Counsel (for Defiance Long Pure Quantum ETF) - to be filed by amendment.
(c)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long WLTH ETF) - to be filed by amendment.
(ci)	Opinion and Consent of Counsel (for Defiance 2X Daily Short Pure Quantum Computing Index ETF) - to be filed by amendment.
(cii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long CLF ETF, Defiance Daily Target 2X Long PLUG ETF, Defiance Daily Target 2X Long UUUU ETF, Defiance Daily Target 2X Long CCJ ETF, Defiance Daily Target 2X Long DNN ETF, Defiance Daily Target 2X Long HL ETF, Defiance Daily Target 2X Long NDAQ ETF, Defiance Daily Target 2X Long PAAS ETF, Defiance Daily Target 2X Long PATH ETF, Defiance Daily Target 2X Long POET ETF, Defiance Daily Target 2X Long COMM ETF and Defiance Daily Target 2X Long AMKR ETF) - to be filed by amendment.
(ciii)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Short RKT ETF) - to be filed by amendment.
(civ)	Opinion and Consent of Counsel (for Nicholas Gold Income ETF, Nicholas Silver Income ETF, Nicholas Nuclear Income ETF and Nicholas Defense and Rare Earth Income ETF) - to be filed by amendment.
(cv)	Opinion and Consent of Counsel (for Chesapeake Trend-Following Fixed Income ETF) - to be filed by amendment.
(cvi)	Opinion and Consent of Counsel (for Defiance AdvMicrDev LightningSpread™ Income ETF, Defiance AAPL LightningSpread™ Income ETF, Defiance Blkstne LightningSpread™ Income ETF, Defiance CRCL LightningSpread™ Income ETF, Defiance COIN LightningSpread™ Income ETF, Defiance FcBk LightningSpread™ Income ETF, Defiance MSTR LightningSpread™ Income ETF, Defiance NVDA LightningSpread™ Income ETF, Defiance ORCL LightningSpread™ Income ETF, Defiance PLTR LightningSpread™ Income ETF, Defiance TSLA LightningSpread™ Income ETF, Defiance Bitcoin LightningSpread™ Income ETF, Defiance Ethereum LightningSpread™ Income ETF, Defiance Gold LightningSpread™ Income ETF, Defiance Gold Miners LightningSpread™ Income ETF, Defiance Silver LightningSpread™ Income ETF, Defiance Solana LightningSpread™ Income ETF, and Defiance XRP LightningSpread™ Income ETF) - to be filed by amendment.
(cvii)	Opinion and Consent of Counsel (for YieldMax® Top Ten ETFs) - to be filed by amendment.
(cviii)	Opinion and Consent of Counsel (for Nicholas Bitcoin and Treasuries AfterDark ETF and Nicholas Bitcoin Tail ETF) - to be filed by amendment.
(cix)	Opinion and Consent of Counsel (for YieldMax® WarTech & Cyber Defense Portfolio Option Income ETF, YieldMax® Strategic Metals & Mining Portfolio Option Income ETF, YieldMax® Digital Finance Ecosystem Portfolio Option Income ETF and YieldMax® RoboTech & Automation Portfolio Option Income ETF) - to be filed by amendment.
C-44

	(cx)	Opinion and Consent of Counsel (for Defiance Daily Target 2X Long AMTM ETF) - to be filed by amendment.
(j)		Consent of Independent Registered Public Accounting Firm –not applicable.
(k)		Not applicable.
(l)	(i)	Subscription Agreement, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(ii)	Letter of Representations between the Trust and Depository Trust Company - to be filed by amendment.
(m)		Amended and Restated Rule 12b-1 Plan, previously filed with Post-Effective Amendment No. 502 on Form N-1A on December 23, 2025 and is incorporated herein by reference.
(n)		Not applicable.
(o)		Reserved.

(p)	(i)	Code of Ethics for Tidal Trust II, previously filed with Post-Effective Amendment No. 487 on Form N-1A on December 3, 2025 and is incorporated herein by reference.
	(ii)	Code of Ethics for Tidal Investments LLC, previously filed with Post-Effective Amendment No. 474 on Form N-1A on November 21, 2025 and is incorporated herein by reference.
	(iii)	Code of Ethics Carbon Collective Investing, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(iv)	Code of Ethics for Distributor not applicable per Rule 17j-1(c)(3).
	(v)	Code of Ethics for Nicholas Wealth Management, previously filed with Post-Effective Amendment No. 487 on Form N-1A on December 3, 2025 and is incorporated herein by reference
	(vi)	Code of Ethics for Pinnacle Family Advisors, LLC, previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
	(vii)	Code of Ethics for Veridien Global Investors LLC, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
	(viii)	Code of Ethics for Family Dynasty Advisors LLC, previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
	(ix)	Code of Ethics for Newfound Research LLC, previously filed with Post-Effective Amendment No. 487 on Form N-1A on December 3, 2025 and is incorporated herein by reference
	(x)	Code of Ethics for ReSolve Asset Management SEZC (Cayman), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xi)	Code of Ethics for Roundhill Financial Inc., previously filed with Post-Effective Amendment No. 251 on Form N-1A on August 27, 2024 and is incorporated herein by reference.
	(xii)	Code of Ethics for Montrose Estate Capital Management, LLC d/b/a Days Global Advisors, previously filed with Post-Effective Amendment No. 249 on Form N-1A on August 19, 2024 and is incorporated herein by reference.
	(xiii)	Code of Ethics for Chesapeake Capital Corporation, previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
	(xiv)	Code of Ethics for Blueprint Fund Management, LLC, previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
	(xv)	Code of Ethics for Grizzle Investment Management LLC, previously filed with Post-Effective Amendment No. 109 on Form N-1A on August 7, 2023 and is incorporated herein by reference.
	(xvi)	Code of Ethics for Cambria Investment Management, L.P., previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
	(xvii)	Code of Ethics for Hilton Capital Management, LLC, previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
	(xviii)	Code of Ethics for MSA Power Funds LLC, previously filed with Post-Effective Amendment No. 463 on Form N-1A on November 10, 2025 and is incorporated herein by reference.
	(xix)	Code of Ethics for Quantify Chaos Advisors, LLC, previously filed with Post-Effective Amendment No. 197 on Form N-1A on April 5, 2024 and is incorporated herein by reference.
	(xx)	Code of Ethics for Artesian Capital Management (Delaware) LP, previously filed with Post-Effective Amendment No. 196 on Form N-1A on April 2, 2024 and is incorporated herein by reference.
	(xxi)	Code of Ethics for Even Herd, LLC, previously filed with Post-Effective Amendment No. 487 on Form N-1A on December 3, 2025 and is incorporated herein by reference
	(xxii)	Code of Ethics for Peerless Wealth LLC, previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
	(xxiii)	Code of Ethics for Clockwise Capital LLC, previously filed with Post-Effective Amendment No. 224 on Form N-1A on June 11, 2024 and is incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

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Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Third Amended and Restated Declaration of Trust. The general effect of this provision is to indemnify the Trustees, officers, employees and other agents of the Trust who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the Securities Act), the Registrant furnishes the following undertaking: Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

This Item incorporates by reference each investment advisers Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SECs website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trusts Statement of Additional Information.

Investment Adviser	SEC File No.
Tidal Investments LLC (f/k/a Toroso Investments, LLC)	801-76857
Carbon Collective Investing, LLC	801-119296
Platos Philosophy LLC	801-126714
Nicholas Wealth, LLC	801-122063
Pinnacle Family Advisors, LLC	801-78013
Newfound Research LLC	801-73042
Montrose Estate Capital Management, LLC	801-127176
Family Dynasty Advisors LLC	801-127497
Roundhill Financial Inc.	801-114971
Veridien Global Investors, LLC	801-127602
Chesapeake Capital Corporation	801-106985
Blueprint Fund Management, LLC	801-117790
Grizzle Investment Management LLC	801-122682
Cambria Investment Management, L.P.	801-71786
MSA Power Funds LLC	801-128292
Hilton Capital Management, LLC	801-60776
Quantify Chaos Advisors, LLC (dba Quantify Funds)	801-129075
Artesian Capital Management (Delaware) LP	801-129697
Even Herd, LLC	801-129721
Peerless Wealth LLC	801-129909
Clockwise Capital LLC	801-123024

Item 32.

(i)(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
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4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust
14.	AMG ETF Trust
15.	Amplify ETF Trust
16.	Applied Finance Dividend Fund, Series of World Funds Trust
17.	Applied Finance Explorer Fund, Series of World Funds Trust
18.	Applied Finance Select Fund, Series of World Funds Trust
19.	Ardian Access LLC
20.	ARK ETF Trust
21.	ARK Venture Fund
22.	Bitwise Funds Trust
23.	BondBloxx ETF Trust
24.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
25.	Bridgeway Funds, Inc.
26.	Brinker Capital Destinations Trust
27.	Brookfield Real Assets Income Fund Inc.
28.	Build Funds Trust
29.	Calamos Convertible and High Income Fund
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30.	Calamos Convertible Opportunities and Income Fund

31.	Calamos Dynamic Convertible and Income Fund

32.	Calamos Global Dynamic Income Fund

33.	Calamos Global Total Return Fund

34.	Calamos Strategic Total Return Fund

35.	Carlyle Tactical Private Credit Fund

36.	Cascade Private Capital Fund

37.	Catalyst Strategic Income Opportunities Fund

38.	CBRE Global Real Estate Income Fund

39.	Center Coast Brookfield MLP & Energy Infrastructure Fund

40.	Clifford Capital Partners Fund, Series of World Funds Trust

41.	Cliffwater Corporate Lending Fund

42.	Cliffwater Enhanced Lending Fund

43.	Coatue Innovative Strategies Fund

44.	Cohen & Steers ETF Trust

45.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers

46.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series

47.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers

48.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust

49.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust

50.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust

51.	Davis Fundamental ETF Trust

52.	Defiance Connective Technologies ETF, Series of ETF Series Solutions

53.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions

54.	Defiance Quantum ETF, Series of ETF Series Solutions
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55.	Denali Structured Return Strategy Fund

56.	Dodge & Cox Funds

57.	DoubleLine ETF Trust

58.	DoubleLine Income Solutions Fund

59.	DoubleLine Opportunistic Credit Fund

60.	DoubleLine Yield Opportunities Fund

61.	DriveWealth ETF Trust

62.	EIP Investment Trust

63.	Ellington Income Opportunities Fund

64.	ETF Opportunities Trust

65.	Exchange Listed Funds Trust

66.	Exchange Place Advisors Trust

67.	FlexShares Trust

68.	Fortuna Hedged Bitcoin Fund, Series of Listed Funds Trust

69.	Forum Funds

70.	Forum Funds II

71.	Forum Real Estate Income Fund

72.	Fundrise Growth Tech Fund, LLC

73.	GoldenTree Opportunistic Credit Fund

74.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust

75.	Grayscale Funds Trust

76.	Guinness Atkinson Funds

77.	Harbor ETF Trust

78.	Harris Oakmark ETF Trust

79.	Hawaiian Tax-Free Trust
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80.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust

81.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
82.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust

83.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust

84.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust

85.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust

86.	Innovator ETFs Trust

87.	Ironwood Institutional Multi-Strategy Fund LLC

88.	Ironwood Multi-Strategy Fund LLC

89.	Jensen Quality Growth ETF, Series of Trust for Professional Managers

90.	John Hancock Exchange-Traded Fund Trust

91.	Kurv ETF Trust

92.	Lazard Active ETF Trust

93.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust

94.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers

95.	Mairs & Power Growth Fund, Series of Trust for Professional Managers

96.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers

97.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers

98.	Manor Investment Funds

99.	MoA Funds Corporation

100.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV

101.	Morgan Stanley ETF Trust

102.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds

103.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds

104.	Morningstar Funds Trust

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105.	NEOS ETF Trust

106.	Niagara Income Opportunities Fund

107.	North Square Evanston Multi-Alpha Fund

108.	NXG Cushing® Midstream Energy Fund

109.	NXG NextGen Infrastructure Income Fund

110.	OTG Latin American Fund, Series of World Funds Trust

111.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust

112.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust

113.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust

114.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust

115.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust

116.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust

117.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust

118.	Palmer Square Funds Trust

119.	Palmer Square Opportunistic Income Fund

120.	Partners Group Private Income Opportunities, LLC

121.	Perkins Discovery Fund, Series of World Funds Trust

122.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust

123.	Plan Investment Fund, Inc.

124.	Point Bridge America First ETF, Series of ETF Series Solutions

125.	Precidian ETFs Trust

126.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust

127.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust

128.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust

129.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust

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130.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust

131.	Renaissance Capital Greenwich Funds

132.	REX ETF Trust

133.	Reynolds Funds, Inc.

134.	RMB Investors Trust

135.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust

136.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust

137.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust

138.	Roundhill Cannabis ETF, Series of Listed Funds Trust

139.	Roundhill ETF Trust

140.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust

141.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
142.	Roundhill Video Games ETF, Series of Listed Funds Trust

143.	Rule One Fund, Series of World Funds Trust

144.	Russell Investments Exchange Traded Funds

145.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust

146.	Six Circles Trust

147.	Sound Shore Fund, Inc.

148.	SP Funds Trust

149.	Sparrow Funds

150.	Spear Alpha ETF, Series of Listed Funds Trust

151.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust

152.	STF Tactical Growth ETF, Series of Listed Funds Trust

153.	Strategic Trust

154.	Strategy Shares

155.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
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156.	Tekla World Healthcare Fund

157.	Tema ETF Trust

158.	The 2023 ETF Series Trust

159.	The 2023 ETF Series Trust II

160.	The Community Development Fund

161.	The Cook & Bynum Fund, Series of World Funds Trust

162.	The Finite Solar Finance Fund

163.	The Private Shares Fund

164.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust

165.	Third Avenue Trust

166.	Third Avenue Variable Series Trust

167.	Tidal Trust I

168.	Tidal Trust II

169.	Tidal Trust III

170.	TIFF Investment Program

171.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan

172.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan

173.	Timothy Plan International ETF, Series of The Timothy Plan

174.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan

175.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan

176.	Total Fund Solution

177.	Touchstone ETF Trust

178.	Trailmark Series Trust

179.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust

180.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
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181.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust

182.	T-Rex 2x Long Ether Daily Target ETF

183.	U.S. Global Investors Funds

184.	Union Street Partners Value Fund, Series of World Funds Trust

185.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust

186.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust

187.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust

188.	Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust

189.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust

190.	Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust

191.	Virtus Stone Harbor Emerging Markets Income Fund

192.	Volatility Shares Trust

193.	WEBs ETF Trust

194.	Wedbush Series Trust

195.	Wellington Global Multi-Strategy Fund

196.	Wilshire Mutual Funds, Inc.

197.	Wilshire Variable Insurance Trust

198.	WisdomTree Digital Trust

199.	WisdomTree Trust

200.	XAI Octagon Floating Rate & Alternative Income Term Trust

(i)(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301 Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301 Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301 Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301 Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301 Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301 Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301 Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

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(i)(c)	Not applicable.

(ii)(a)	ALPS Distributors, Inc. (“ALPS”) serves as principal underwriter for certain series of the of the following investment companies registered under the Investment Company Act of 1940, as amended:

1290 Funds

1WS Credit Income Fund

Aberdeen Income Credit Strategies Fund

abrdn ETFs

abrdn Funds

abrdn Global Premier Properties Fund

Accordant ODCE Index Fund

Alpha Alternative Assets Fund

ALPS Series Trust

Alternative Credit Income Fund

Apollo Diversified Credit Fund

Apollo Diversified Real Estate Fund

AQR Funds

Axonic Alternative Income Fund

Axonic Funds

BBH Trust

Bluerock High Income Institutional Credit Fund

Bluerock Total Income+ Real Estate Fund

Bridge Builder Trust

Cambria ETF Trust

CION Ares Diversified Credit Fund

CION Grosvenor Infrastructure Fund

Columbia ETF Trust

Columbia ETF Trust I

Columbia ETF Trust II

Columbia Seligman Premium Technology Growth Fund, Inc.

CRM Mutual Fund Trust

DBX ETF Trust

Eagle Point Defensive Income Trust

Eagle Point Enhanced Income Trust

EA Series Trust (Cambria Series)

ETF Series Solutions (Vident Series)

Financial Investors Trust

Firsthand Funds

FS Credit Income Fund

FS Credit Opportunities Corp.

FS MVP Private Markets Fund

Gemcorp Commodities Alternative Products Fund

Goehring & Rozencwajg Investment Funds

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

Graniteshares ETF Trust

Hartford Funds Exchange-Traded Trust

Heartland Group, Inc.

Investment Managers Series Trust II (AXS-Advised Funds)

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Investment Managers Series Trust II (Alternative Access-Advised Fund)

Janus Detroit Street Trust

Lattice Strategies Trust

Litman Gregory Funds Trust

Longleaf Partners Funds Trust

Manager Directed Portfolios (Spyglass Growth Fund)

Meridian Fund, Inc.

Natixis ETF Trust

Natixis ETF Trust II

New York Life Investments Active ETF Trust

New York Life Investments ETF Trust

Opportunistic Credit Interval Fund

PRIMECAP Odyssey Funds

Principal Exchange-Traded Funds

RiverNorth Funds

RiverNorth Opportunities Fund, Inc.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

RiverNorth Opportunistic Municipal Income Fund, Inc.

RiverNorth Managed Duration Municipal Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund, Inc.

RiverNorth Capital and Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund II, Inc.

RiverNorth Managed Duration Municipal Income Fund II, Inc.

SPDR Dow Jones Industrial Average ETF Trust

SPDR S&P 500 ETF Trust

SPDR S&P MidCap 400 ETF Trust

Sphinx Opportunity Fund II

Sprott Funds Trust

The Arbitrage Funds

The Pop Venture Fund

Themes ETF Trust

Tidal Trust II (Cambria Series)

Thornburg ETF Trust

Thrivent ETF Trust

Trust for Professional Managers (PT Asset Management Series)

USCF ETF Trust

Valkyrie ETF Trust II

Wasatch Funds

Wilmington Funds

X-Square Balanced Fund

X-Square Series Trust

(ii)(b)	The following are the Officers and Manager of ALPS, the Registrant’s underwriter. ALPS’s, unless otherwise noted, business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

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Name	Position with Underwriter	Positions with Registrant
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None

Brian Schell**	Vice President & Treasurer	None

Eric Parsons	Vice President, Controller and Assistant Treasurer	None

Jason White***	Secretary	None

Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None

Eric Theroff	Assistant Secretary	None

Adam Girard	Tax Officer	None

Liza Price	Vice President, Managing Counsel	None

Jed Stahl	Vice President, Managing Counsel	None

Terence Digan	Vice President	None

James Stegall	Vice President	None

Hilary Quinn	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.
***	The principal business address for Mr. White is 4 Times Square, New York, NY 10036.
^	The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105
^^	The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095

(ii)(c)	Not applicable.

Item 33. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:

Registrant’s Fund Administrator	Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204

Registrant’s Fund Sub-Administrator, Fund Accountant, and Sub-Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Registrant’s Custodian	U.S. Bank, National Association 1555 N. Rivercenter Drive Milwaukee, WI 53212

Registrant’s Principal Underwriters	Foreside Fund Services, LLC 190 Middle Street, Suite 301 Portland, ME 04101

ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203

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Registrant’s Investment Adviser	Tidal Investments LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204

Registrant’s Sub-Adviser	Carbon Collective Investing, LLC 1748 Shattuck Ave. PMB 164 Berkeley, CA 94709

Registrant’s Sub-Adviser	Nicholas Wealth, LLC Wealth Management 218 Roswell Street NE Marietta, Georgia 30060

Registrant’s Sub-Adviser	Pinnacle Family Advisors, LLC 620 W. Republic Road, Suite 104 Springfield, Missouri 65807

Registrant’s Sub-Adviser	Veridien Global Investors LLC 320 Post Road Darien, Connecticut 06820

Registrant’s Sub-Adviser	Newfound Research LLC 200 Central Avenue, Suite 324 St. Petersburg, Florida 33701

Registrant’s Futures Trading Advisor	ReSolve Asset Management SEZC (Cayman) 90 North Church Street Strathvale House, 5th Floor George Town, Grand Cayman, Cayman Islands, KY1-9012

Registrant’s Sub-Adviser	Montrose Estate Capital Management, LLC d/b/a Days Global Advisors 6363 Woodway Dr., Suite # 763 Houston, TX 77057

Registrant’s Sub-Adviser	Family Dynasty Advisors LLC 4601 S. Loop 289 #7 Lubbock, TX 79424

Registrant’s Sub-Adviser	Roundhill Financial Inc. 154 West 14th Street, 2nd Floor New York, New York 10011

Registrant’s Sub-Adviser	Veridien Global Investors LLC 320 Post Road Darien, CT 06820

Registrant’s Sub-Adviser	Chesapeake Capital Corporation 308 Long Lane Richmond, Virginia 23221

Registrant’s Sub-Adviser	Blueprint Fund Management, LLC 1250 Revolution Mill Dr., Suite 150, Greensboro, NC 27405

Registrant’s Sub-Adviser	Grizzle Investment Management LLC 573 Coldstream Drive Berwyn, Pennsylvania 19312

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Registrant’s Sub-Adviser	Cambria Investment Management, L.P. 3300 Highland Avenue Manhattan Beach, CA 90266

Registrant’s Sub-Adviser	Hilton Capital Management, LLC 1010 Franklin Avenue, Suite 300A Garden City, NY 11530

Registrant’s Sub-Adviser	Quantify Chaos Advisors, LLC (dba Quantify Funds) 60 Wharf Drive, Apt. 3309 Brooklyn, New York 11222

Registrant’s Sub-Adviser	Artesian Capital Management (Delaware) LP 499 7th Ave, Level 22N New York, NY 10018

Registrant’s Sub-Adviser	Even Herd, LLC 14642 Bogert Pkwy. Oklahoma City, OK 73134

Registrant’s Sub-Adviser	Peerless Wealth LLC 1 East Campus View Blvd. Suite 210 Columbus, Ohio 43235

Registrant’s Sub-Adviser	Clockwise Capital LLC 1395 Brickell Avenue, Unit 800 Miami, FL 33131

Registrant’s Sub-Adviser	MSA Power Funds LLC 396 9th Avenue, 6th Floor New York, NY 10001

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

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SIGNATURE

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment No. 505 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act has duly caused this Post-Effective Amendment No. 505 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee, State of Wisconsin, on January 2, 2026.

Tidal Trust II

/s/ Eric W. Falkeis
Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on January 2, 2026.

	Signature	Title

	/s/ Eric W. Falkeis	Principal Executive Officer and Trustee
Eric W. Falkeis

	/s/ Dave Norris*	Trustee
David Norris

	/s/ Michelle McDonough*	Trustee
Michelle McDonough

	/s/ Javier Marquina*	Trustee
Javier Marquina

	/s/ Aaron Perkovich	Treasurer (principal financial officer and principal accounting officer)
Aaron Perkovich

	/s/ Domenick Pugliese*	Trustee
Domenick Pugliese

*By:	/s/ Eric W. Falkeis
Eric Falkeis, Attorney in Fact
By Power of Attorney

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Exhibit Index

Exhibit No.	Description
(a)(xvii)(1)	Investment Advisory Agreement
(a)(xvii)(2)	Subsidiary Sub-Advisory Agreement
(a)(xvii)(3)	Memorandum and Articles of Association
(a)(xvii)(4)	Certificate of Incorporation
(a)(xvii)(5)	Tax Undertaking
(a)(xvii)(6)	Private Investment Company Custodian Agreement
(d)(xviii)(iii)	Third Amendment to the Investment Advisory Agreement
(d)(xxxviii)(iii)	Third Amendment to the Investment Sub-Advisory Agreement
(h)(xxxv)	Fee Waiver Agreement
(i)(xciii)	Opinion and Consent of Counsel

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